Execution Version SIXTH AMENDMENT TO CREDIT AGREEMENT This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”) is dated as of May 18, 2026, and entered into by and among EVERTEC, INC., a Puerto Rico corporation (“Parent”), EVERTEC GROUP, LLC, a Puerto Rico limited liability company (the “Borrower”), the other Loan Parties (as defined in the Existing Credit Agreement (as defined below)), the 2026 Incremental Term B Lenders (as defined below), TRUIST BANK, as administrative agent (the “Administrative Agent”) and collateral agent (the “Collateral Agent”), and is made with reference to that certain Credit Agreement, dated as of December 1, 2022 (as amended by that certain First Amendment to Credit Agreement, dated as of October 30, 2023, as amended by that certain Second Amendment to Credit Agreement, dated as of May 16, 2024, as amended by that Third Amendment to Credit Agreement, dated as of November 26, 2024, as amended by that certain Fourth Amendment to Credit Agreement, dated as of August 12, 2025, as amended by that certain Fifth Amendment to Credit Agreement, dated as of November 25, 2025 and as further amended, restated, amended and restated, supplemented or otherwise modified through the date hereof prior to the effectiveness of this Sixth Amendment on the Sixth Amendment Effective Date (as defined below), the “Existing Credit Agreement”), by and among Parent, the Borrower, the Lenders and L/C Issuers party thereto from time to time and Truist Bank, as Administrative Agent, Collateral Agent, Swingline Lender and an L/C Issuer. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended Credit Agreement. W I T N E S S E T H: WHEREAS, pursuant to Section 2.22 of the Existing Credit Agreement, the Borrower may seek Incremental Commitments in the form of Additional Term Loan Commitments to increase the aggregate principal amount of any existing Class of Term Loans from any existing Lender or other Person pursuant to an Additional Credit Extension Amendment among the Parent, the Borrower, the other Loan Parties, each Lender agreeing to provide such Incremental Commitments and the Administrative Agent; WHEREAS, on the Sixth Amendment Effective Date, the Borrower intends to incur Incremental Commitments (i) in the form of Additional Term Loan Commitments to increase the Incremental Term B Loans under the Existing Credit Agreement pursuant to Section 2.22 of the Existing Credit Agreement in an aggregate principal amount of $185,000,000 (the “2026 Incremental Term B Loan Commitments”), and thereafter use the proceeds thereof to (x) repay outstanding borrowings under the Revolving Facility used in connection with the acquisition of Dimensa, S.A., a corporation incorporated and existing in accordance with the laws of the Federative Republic of Brazil, by its Wholly-Owned Subsidiary, Evertec Brasil Informática S.A., a corporation incorporated and existing in accordance with the laws of the Federative Republic of Brazil and (y) pay fees, costs and expenses incurred in connection with the foregoing and the transactions related thereto (the foregoing, the “Sixth Amendment Transactions”); WHEREAS, each Person identified on Annex 1 hereto (each in such capacity, a “2026 Incremental Term B Lender” and collectively, the “2026 Incremental Term B Lenders”; for the avoidance of doubt, such term includes any assignees of the 2026 Incremental Term B Lenders) has agreed to provide the 2026 Incremental Term B Loan Commitments in the amount set forth opposite its name on Annex 1 hereto, with the proceeds of any 2026 Incremental Term B Loans made on the Sixth Amendment Effective Date to be used to fund the Sixth Amendment Transactions; and WHEREAS, Truist Securities, Inc., Citizens Bank, N.A. and Fifth Third Bank, National Association are acting as the joint lead arrangers and joint lead bookrunners under the Amended Credit Agreement and this Sixth Amendment (in such capacities, the “Sixth Amendment Arrangers”). Exhibit 10.1

-2- Now, therefore, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows: Section 1. AMENDMENT TO CREDIT AGREEMENT The Existing Credit Agreement is hereby amended, effective as of the Sixth Amendment Effective Date, to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Existing Credit Agreement attached as Exhibit A hereto (the Existing Credit Agreement as amended hereby, the “Amended Credit Agreement”). Section 2. 2026 INCREMENTAL TERM B LOAN COMMITMENTS A. Subject to the terms and conditions of this Sixth Amendment, each 2026 Incre- mental Term B Lender, severally and not jointly, agrees to provide its 2026 Incremental Term B Loan Commitment in the amount set forth opposite its name on Annex 1 hereto on the Sixth Amendment Effec- tive Date and to make loans thereunder (“2026 Incremental Term B Loans” and, together with the 2026 Incremental Term B Loan Commitments, the “2026 Incremental Term B Loan Facility”) to the Borrower in a single drawing in Dollars on the Sixth Amendment Effective Date. Pursuant to Section 2.22 of the Existing Credit Agreement, the 2026 Incremental Term B Loans, for all purposes under the Amended Credit Agreement and each of the other Loan Documents, shall be deemed to constitute a fungible increase to the Class of Incremental Term B Loans under the Amended Credit Agreement. Additionally, the 2026 Incre- mental Term B Loan Facility, as an increase to the Incremental Term B Facility under the Amended Credit Agreement, shall be a Non-Covenant Facility under the Amended Credit Agreement. B. The 2026 Incremental Term B Lenders acknowledge and agree that upon the Sixth Amendment Effective Date, each 2026 Incremental Term B Lender shall be a “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender. Section 3. CONDITIONS TO EFFECTIVENESS OF THE AMENDMENT The amendments set forth in Section 1 hereof shall become effective only upon the satis- faction (or waiver) of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Sixth Amendment Effective Date”): A. The Administrative Agent shall have received from (i) Parent, (ii) the Borrower, (iii) each of the other Loan Parties, (iv) the Administrative Agent, (v) the Collateral Agent and (vi) each 2026 Incremental Term B Lender, in each case, either (x) a counterpart of this Sixth Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or e-mail transmission of a signed signature page of this Sixth Amendment) that such party has signed a counterpart of this Sixth Amendment. B. The Administrative Agent (or its counsel) shall have received, on behalf of itself, the Collateral Agent and the 2026 Incremental Term B Lenders, a written opinion, dated as of the Sixth Amendment Effective Date, of (i) Latham and Watkins LLP, special New York counsel for the Loan Par- ties, and (ii) each local or foreign counsel specified on Annex 2-A, in each case in form and substance reasonably satisfactory to the Administrative Agent. C. The Administrative Agent (or its counsel) shall have received with respect to each Loan Party, each of the items referred to in clauses (i), (ii) and (iii) below:

-3- (i) a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party or, as applicable, the Borrower on behalf of such Loan Party, dated the Sixth Amendment Effective Date and certifying: (1) that such Loan Party’s Organizational Documents most recently certified and delivered to the Administrative Agent on October 30, 2023, June13, 2024, August 12, 2025 or November 25, 2025, as applicable remain in full force and effect on the Sixth Amendment Effective Date without modification or amend- ment since such original delivery (except as otherwise attached thereto), (2) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Sixth Amendment or any other document deliv- ered by the Borrower in connection herewith, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Sixth Amendment Effective Date, (3) as to the incumbency and specimen signature of each officer exe- cuting this Sixth Amendment or any other document delivered in connection here- with on behalf of such Loan Party, (4) as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party, and (5) with respect to the certificate of the Secretary or Assistant Secre- tary of similar officer of Evertec Guatemala, S.A., that attached thereto are true, correct and complete copies of the appointment documents, powers of attorney or other authorizing instruments evidencing the authority of each individual author- ized to execute the Loan Documents and any other documents delivered in con- nection herewith on behalf of such Loan Party; (ii) a certificate of a director or an officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (i) above; and (iii) include as an attachment a good standing certificate or equivalent, if applica- ble, for each Loan Party issued by the relevant Governmental Authority of the jurisdiction of organization of such Loan Party. D. The representations and warranties contained in Section 5 of this Sixth Amend- ment shall be true and correct in all material respects on and as of the Sixth Amendment Effective Date, as applicable, with the same effect as though made on and as of the Sixth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) (pro- vided that representations and warranties that are qualified by materiality shall be true and correct in all respects as of such applicable date). E. On and as of the Sixth Amendment Effective Date, immediately after giving effect to this Sixth Amendment, no Default or Event of Default shall have occurred and be continuing.

-4- F. The Administrative Agent shall have received a certificate, dated as of the Sixth Amendment Effective Date, signed by a Responsible Officer of the Borrower, certifying that the conditions set forth in Sections 3.D and 3.E are satisfied. G. The Administrative Agent, on behalf of the 2026 Incremental Term B Lenders, shall have received a customary solvency certificate signed by a Financial Officer of Parent confirming the solvency of Parent and its subsidiaries on a consolidated basis after giving effect to the Sixth Amendment Transactions on the Sixth Amendment Effective Date. H. The Borrower shall have provided a notice of prepayment in accordance with Sec- tion 2.12(a) of the Existing Credit Agreement in connection with the repayment of outstanding borrowings under the Revolving Facility, which shall be irrevocable. I. The Administrative Agent shall have received a Borrowing Request as required by Section 2.03 of the Existing Credit Agreement requesting that the 2026 Incremental Term B Lenders make the 2026 Incremental Term B Loans on the Sixth Amendment Effective Date. J. The Borrower shall have paid to the Administrative Agent all fees due and payable to Truist Securities, Inc. pursuant to that certain Engagement Letter, dated as of May 4, 2026, between Parent and Truist Securities, Inc. K. To the extent invoiced in reasonable detail at least two (2) Business Days prior to the Sixth Amendment Effective Date (except as reasonably agreed to by Parent), the Administrative Agent shall have received all fees payable thereto or to any Sixth Amendment Arranger or Incremental Term B Lender on or prior to the Sixth Amendment Effective Date and all other amounts due and payable pursuant to this Sixth Amendment on or prior to the Sixth Amendment Effective Date, including, to the extent in- voiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document (which amount may be offset against the proceeds from the 2026 Incremental Term B Loans made hereunder). L. The 2026 Incremental Term B Lenders shall have received, at least three (3) Busi- ness Days prior to the Sixth Amendment Effective Date (or such later date as approved by such Lender), (i) all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a customary FinCEN beneficial ownership certificate, that in each case has been requested in writing at least ten (10) Business Days prior to the Sixth Amendment Effective Date (it being agreed delivery of a signed LSTA Beneficial Ownership Form shall satisfy this clause (ii)), that, in each case, has been requested in writing by the Administrative Agent to the Borrower at least ten (10) Business Days prior to the Sixth Amendment Effective Date. M. The Borrower shall have executed and delivered to the Administrative Agent the appropriate Note for the account of each 2026 Incremental Term B Lender that has requested the same at least three (3) Business Days in advance of the Sixth Amendment Effective Date. N. The Administrative Agent shall have received copies of bring-down lien, tax and judgment searches in each jurisdiction, and searches of the United States Patent and Trademark Office and United States Copyright Office, reasonably requested by the Administrative Agent with respect to the Loan Parties.

-5- O. The Administrative Agent shall have received such executed amendments to the existing Security Documents as are necessary to account for the incurrence of the 2026 Incremental Term B Loans and are specified on Annex 3-A hereto. Section 4. POST-CLOSING OBLIGATIONS No later than sixty (60) calendar days following the Sixth Amendment Effective Date (or such longer period as may be agreed by the Administrative Agent in its sole discretion): A. The Administrative Agent (or its counsel) shall have received, on behalf of itself, the Collateral Agent and the 2026 Incremental Term B Lenders, a written opinion of each local or foreign counsel specified on Annex 2-B, in each case in form and substance reasonably satisfactory to the Admin- istrative Agent. B. The Administrative Agent shall have received such executed amendments to the existing Security Documents as are necessary to account for the incurrence of the 2026 Incremental Term B Loans and are specified on Annex 3-B hereto. Section 5. REPRESENTATIONS AND WARRANTIES In order to induce the Administrative Agent, on behalf of the Lenders, to enter into this Sixth Amendment, the Borrower represents and warrants to each Lender and the Administrative Agent that the following statements are true, correct and complete in all material respects: A. Corporate Power and Authority. Each Loan Party has the power and authority to execute, deliver and perform its obligations under this Sixth Amendment and the Amended Credit Agree- ment. B. Authorization of Agreements. The Borrower has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Sixth Amendment and the Borrower has taken all necessary organizational action to authorize the performance of the Amended Credit Agreement. C. No Conflicts. The execution and delivery by each Loan Party of this Sixth Amendment and performance by each Loan Party of each of this Sixth Amendment and the Amended Credit Agreement (a) will not violate the Organization Documents of such Loan Party, (b) will not violate (i) any provision of law, statute, rule or regulation, or any applicable order of any court or any rule, regulation or order of any Governmental Authority in effect at the time of execution of this Sixth Amendment or (ii) any provision of any indenture, agreement or other instrument to which such Loan Party is a party or by which it or any of its property is or may be bound at the time of execution of this Sixth Amendment and (c) will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, agreement or other instrument, in each case, except as would not reasonably be expected to have, individually or in the aggre- gate, a Material Adverse Effect. D. Binding Obligation. Each Loan Party that is party hereto has duly executed and delivered this Sixth Amendment and the Amended Credit Agreement constitutes the legal, valid and bind- ing obligation of such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of

-6- whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing. E. Absence of Default or Event of Default. On the Sixth Amendment Effective Date immediately after giving effect to this Sixth Amendment, no Default or Event of Default shall exist and be continuing under the Existing Credit Agreement. F. Representation and Warranties from Amended Credit Agreement. The rep- resentations and warranties contained in Article III of the Amended Credit Agreement shall be true and correct in all material respects on and as of the Sixth Amendment Effective Date as applicable, with the same effect as though made on and as of the Sixth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) (provided that represen- tations and warranties that are qualified by materiality shall be true and correct in all respects as of such applicable date). Section 6. REAFFIRMATION By executing and delivering a counterpart hereof, (i) each Loan Party hereby agrees that, as of the Sixth Amendment Effective Date and after giving effect to this Sixth Amendment, all Obligations of the Borrower shall be guaranteed pursuant to the Guarantee Agreement in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof; and (ii) each Loan Party hereby (A) agrees that, notwithstanding the effectiveness of this Sixth Amendment, as of the Sixth Amendment Effective Date and after giving effect to this Sixth Amendment, the Security Documents continue to be in full force and effect, (B) agrees as of the Sixth Amendment Effective Date that all of the Liens and security interests created and arising under each Secu- rity Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for all Obligations under the Loan Documents (as modified hereby) to which it is a party, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents (as amended by this Sixth Amendment) and (C) as of the Sixth Amendment Effective Date, affirms and confirms all of its obligations and liabilities under the Amended Credit Agreement and each other Loan Document (including this Sixth Amendment) to which it is a party, in each case, after giving effect to this Sixth Amendment, including its guarantee of the Obliga- tions and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents to secure such Obligations, all as provided in the Security Documents, and acknowledges and agrees that as of the Sixth Amendment Effective Date such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Amended Credit Agreement and the other Loan Documents, in each case after giving effect to this Sixth Amendment. Section 7. MISCELLANEOUS A. Effect of Sixth Amendment. Except as expressly set forth herein, this Sixth Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and except as expressly provided herein shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Sixth Amendment shall not constitute a novation of the Existing Credit Agreement or any other Loan Document. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Existing Credit Agreement or entitle any Loan Party to a

-7- consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obliga- tions, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances. This Sixth Amendment shall apply to and be effective only with respect to the provisions of the Existing Credit Agreement and the other Loan Documents specifically referred to herein. B. Reference to the Existing Credit Agreement. On and after the Sixth Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the “Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement. This Sixth Amendment shall constitute an Additional Credit Extension Amendment entered into pursuant to Section 2.22 of the Existing Credit Agreement and a “Loan Docu- ment” for all purposes of the Existing Credit Agreement and the other Loan Documents. C. Headings. Section headings used herein are for convenience of reference only, are not part of this Sixth Amendment and are not to affect the construction of, or to be taken into consider- ation in interpreting, this Sixth Amendment. D. Severability. In the event any one or more of the provisions contained in this Sixth Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and en- forceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. E. Applicable Law; WAIVER OF JURY TRIAL; Jurisdiction; Consent to Ser- vice of Process. The provisions of Sections 9.07, 9.11 and 9.15 of the Existing Credit Agreement are hereby deemed to be incorporated herein, mutatis mutandis. Each party to this Sixth Amendment hereby irrevocably and unconditionally waives any jurisdiction, other than the jurisdiction of any New York State court or federal court of the United States of America sitting in New York City in the borough of Manhattan and any appellate court from any thereof, that could apply by virtue of its present or future domicile or any other reason. F. Counterparts. This Sixth Amendment may be executed in two or more counter- parts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Sixth Amendment by facsim- ile, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Sixth Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Sixth Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Adminis- trative Agent to accept electronic signatures in any form or format without its prior written consent. [Remainder of page intentionally left blank]

[Evertec – Signature Page to Sixth Amendment] IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Sixth Amendment as of the date first set forth above. EVERTEC, INC., as Parent By: _/s/ Karla Cruz Jusino_______________________ Name: Karla Cruz Jusino Title: Executive Vice President, Chief Financial Officer & Treasurer EVERTEC GROUP, LLC, as the Borrower By: _/s/ Karla Cruz Jusino_______________________ Name: Karla Cruz Jusino Title: Executive Vice President, Chief Financial Officer & Treasurer EVERTEC INTERMEDIATE HOLDINGS, LLC, as Guarantor By: _/s/ Karla Cruz Jusino_____________________ Name: Karla Cruz Jusino Title: Executive Vice President, Chief Finan- cial Officer & Treasurer EVERTEC COSTA RICA, S.A., as Guarantor By: _/s/ Jimmy Solano Blanco__________________ Name: Jimmy Solano Blanco Title: Authorized Signatory EVERTEC PANAMÁ, S.A., as Guarantor By: _/s/ Joaquin Antonio Castrillo Salgado________ Name: Joaquin Antonio Castrillo Salgado Title: President

[Evertec – Signature Page to Sixth Amendment] EVERTEC DOMINICANA, SAS, as Guarantor By: _/s/ Joaquin Antonio Castrillo Salgado_______ Name: Joaquin Antonio Castrillo Salgado Title: President – Treasurer EVERTEC MÉXICO SERVICIOS DE PROCESAMIENTO, S.A. DE C.V., as Guarantor By: _/s/ Juan Ignacio Rial Hawila_______________ Name: Juan Ignacio Rial Hawila Title: Attorney-in-fact EVERTEC GUATEMALA, S.A., as Guarantor By: _/s/ Karla Cruz Jusino_____________________ Name: Karla Cruz Jusino Title: Authorized Signatory EVERTEC BRASIL INFORMATICA S.A., as Guarantor By: _/s/ Pilar Maria Bazterrica__________________ Name: Pilar Maria Bazterrica Title: Director SINQIA S.A., as Guarantor By: _/s/ Pilar Maria Bazterrica_________________ Name: Pilar Maria Bazterrica Title: Director By: _/s/ Claudio Almeida Prado ________________ Name: Claudio Almeida Prado Title: Director

[Evertec – Signature Page to Sixth Amendment] SINQIA TECNOLOGIA LTDA., as Guarantor By: _/s/ Pilar Maria Bazterrica_________________ Name: Pilar Maria Bazterrica Title: Director By: _/s/ Claudio Almeida Prado ________________ Name: Claudio Almeida Prado Title: Director TORQ INOVAÇÃO DIGITAL LTDA., as Guarantor By: _/s/ Pilar Maria Bazterrica ________________ Name: Pilar Maria Bazterrica Title: Director By: _/s/ Claudio Almeida Prado________________ Name: Claudio Almeida Prado Title: Director

[Evertec – Signature Page to Sixth Amendment] TRUIST BANK, as Administrative Agent and Collateral Agent By: /s/ Alfonso Brigham Name: Alfonso Brigham Title: Director

[Evertec – Signature Page to Sixth Amendment] TRUIST BANK, as a 2026 Incremental Term B Lender By: /s/ Alfonso Brigham Name: Alfonso Brigham Title: Director

EXHIBIT A Amended Credit Agreement

A-1 ANNEX 1

A-2-1 ANNEX 2-A ANNEX 2-B

A-3-1 ANNEX 3-A ANNEX 3-B

EXHIBIT A Deal CUSIP: U3000JAM1 Revolving Facility CUSIP: U3000JAN9 Term A Loan CUSIP: U3000JAP4 Incremental Term B Loan CUSIP: U3000JAQ2 CREDIT AGREEMENT Dated as of December 1, 2022, as amended by the First Amendment, dated as of October 30, 2023, as amended by the Second Amendment, dated as of May 16, 2024, as amended by the Third Amendment, dated as of November 26, 2024, as amended by the Fourth Amendment, dated as of August 12, 2025 and, as amended by the Fifth Amendment, dated as of November 25, 2025, and as amended by the Sixth Amendment, dated as of May 18, 2026, Among EVERTEC, INC., as Parent, EVERTEC GROUP, LLC, as Borrower, The Several Lenders from Time to Time Parties Hereto, and TRUIST BANK, as Administrative Agent, Collateral Agent, Swingline Lender and L/C Issuer __________________ TRUIST SECURITIES, INC., BANCO POPULAR DE PUERTO RICO CITIZENS BANK, N.A. FIFTH THIRD BANK, NATIONAL ASSOCIATION, and FIRSTBANK PUERTO RICO, as Joint Lead Arrangers and Joint Bookrunners, and BANCO POPULAR DE PUERTO RICO, and CITIZENS BANK, N.A., as Co-Syndication Agents and FIFTH THIRD BANK, NATIONAL ASSOCIATION, and FIRSTBANK PUERTO RICO, as Co-Documentation Agents

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS 1

SECTION 1.01.	Defined Terms.	1
SECTION 1.02.	Terms Generally.	51
SECTION 1.03.	Accounting Terms.	52
SECTION 1.04.	Exchange Rates; Currency Equivalents.	53
SECTION 1.05.	Additional Alternative Currencies.	53
SECTION 1.06.	Change of Currency.	54
SECTION 1.07.	Times of Day.	54
SECTION 1.08.	Letter of Credit Amounts.	54
SECTION 1.09.	Limited Condition Transactions.	54
SECTION 1.10.	Rates.	55
SECTION 1.11.	Certain Calculations and Determinations.	55

ARTICLE II

THE CREDITS 56

SECTION 2.01.	Commitments.	56
SECTION 2.02.	Loans and Borrowings.	57
SECTION 2.03.	Requests for Borrowings.	58
SECTION 2.04.	Swingline Loans.	58
SECTION 2.05.	Letters of Credit.	61
SECTION 2.06.	[Reserved].	68
SECTION 2.07.	Funding of Borrowings.	68
SECTION 2.08.	Interest Elections.	69
SECTION 2.09.	Termination and Reduction of Commitments.	70
SECTION 2.10.	Repayment of Loans; Evidence of Debt.	70
SECTION 2.11.	Repayment of Term Loans and Revolving Facility Loans.	71
SECTION 2.12.	Prepayment of Loans.	72
SECTION 2.13.	Fees.	75
SECTION 2.14.	Interest.	76
SECTION 2.15.	Inability to Determine Rates; Benchmark Replacement Setting.	77
SECTION 2.16.	Increased Costs.	79
SECTION 2.17.	Break Funding Payments.	80
SECTION 2.18.	Taxes.	80
SECTION 2.19.	Payments Generally; Pro Rata Treatment; Sharing of Set-offs.	82
SECTION 2.20.	Mitigation Obligations; Replacement of Lenders.	83
SECTION 2.21.	Illegality.	84
SECTION 2.22.	Incremental Commitments.	85
SECTION 2.23.	Extended Term Loans and Extended Revolving Commitments.	87
SECTION 2.24.	Refinancing Term Loans.	89
SECTION 2.25.	Replacement Revolving Commitments.	91
SECTION 2.26.	Cash Collateral.	92
SECTION 2.27.	Defaulting Lenders.	93

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Page -ii- ARTICLE III REPRESENTATIONS AND WARRANTIES ...........................................................................................................94 SECTION 3.01. Organization; Powers...............................................................................................................95 SECTION 3.02. Authorization. ..........................................................................................................................95 SECTION 3.03. Enforceability...........................................................................................................................95 SECTION 3.04. Governmental Approvals. ........................................................................................................95 SECTION 3.05. Financial Statements. ...............................................................................................................96 SECTION 3.06. No Material Adverse Effect. ....................................................................................................96 SECTION 3.07. Title to Properties; Possession Under Leases...........................................................................96 SECTION 3.08. Subsidiaries. .............................................................................................................................96 SECTION 3.09. Litigation; Compliance with Laws...........................................................................................97 SECTION 3.10. Federal Reserve Regulations....................................................................................................97 SECTION 3.11. Investment Company Act. .......................................................................................................97 SECTION 3.12. Use of Proceeds. ......................................................................................................................97 SECTION 3.13. Taxes........................................................................................................................................97 SECTION 3.14. No Material Misstatements. .....................................................................................................98 SECTION 3.15. Employee Benefit Plans...........................................................................................................98 SECTION 3.16. Environmental Matters.............................................................................................................99 SECTION 3.17. Security Documents. ................................................................................................................99 SECTION 3.18. EEA Financial Institution. .....................................................................................................100 SECTION 3.19. Solvency. ...............................................................................................................................100 SECTION 3.20. Labor Matters.........................................................................................................................100 SECTION 3.21. No Default..............................................................................................................................101 SECTION 3.22. Intellectual Property; Licenses, Etc. ......................................................................................101 SECTION 3.23. Senior Debt. ...........................................................................................................................101 SECTION 3.24. Insurance................................................................................................................................101 SECTION 3.25. Anti-Money Laundering. .......................................................................................................101 SECTION 3.26. Anti-Corruption and Sanctions. .............................................................................................101 ARTICLE IV CONDITIONS OF LENDING..................................................................................................................................101 SECTION 4.01. All Credit Events. ..................................................................................................................102 SECTION 4.02. First Credit Event...................................................................................................................102 ARTICLE V AFFIRMATIVE COVENANTS ...............................................................................................................................105 SECTION 5.01. Existence; Businesses and Properties. ...................................................................................105 SECTION 5.02. Insurance................................................................................................................................105 SECTION 5.03. Taxes......................................................................................................................................106 SECTION 5.04. Financial Statements, Reports, etc. ........................................................................................106 SECTION 5.05. Litigation and Other Notices..................................................................................................108 SECTION 5.06. Compliance with Laws. .........................................................................................................108 SECTION 5.07. Maintaining Records; Access to Properties and Inspections..................................................108 SECTION 5.08. Use of Proceeds. ....................................................................................................................108 SECTION 5.09. Compliance with Environmental Laws..................................................................................109 SECTION 5.10. Further Assurances; Additional Security. ..............................................................................109 SECTION 5.11. [Reserved]..............................................................................................................................112 SECTION 5.12. Designation of Unrestricted Subsidiaries...............................................................................112

Page -iii- ARTICLE VI NEGATIVE COVENANTS......................................................................................................................................113 SECTION 6.01. Indebtedness...........................................................................................................................113 SECTION 6.02. Liens. .....................................................................................................................................117 SECTION 6.03. [Reserved]..............................................................................................................................120 SECTION 6.04. Investments, Loans and Advances. ........................................................................................120 SECTION 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. .................................................123 SECTION 6.06. Restricted Payments...............................................................................................................126 SECTION 6.07. Transactions with Affiliates. ..................................................................................................127 SECTION 6.08. Line of Business.....................................................................................................................129 SECTION 6.09. Limitation on Payments and Modifications of Certain Indebtedness; Modifications of Organization Documents. ......................................................................................................129 SECTION 6.10. Financial Performance Covenant. ..........................................................................................129 SECTION 6.11. Limitation on Dividend Blockers and Other Negative Pledges. ............................................130 SECTION 6.12. No Other “Designated Senior Debt”. .....................................................................................131 SECTION 6.13. Changes in Fiscal Year. .........................................................................................................131 ARTICLE VII EVENTS OF DEFAULT...........................................................................................................................................131 SECTION 7.01. Events of Default. ..................................................................................................................131 SECTION 7.02. Application of Funds..............................................................................................................134 ARTICLE VIII THE AGENTS ..........................................................................................................................................................135 SECTION 8.01. Appointment. .........................................................................................................................135 SECTION 8.02. Delegation of Duties. .............................................................................................................136 SECTION 8.03. Exculpatory Provisions. .........................................................................................................136 SECTION 8.04. Reliance by Agents. ...............................................................................................................137 SECTION 8.05. Notice of Default. ..................................................................................................................137 SECTION 8.06. Non-Reliance on Administrative Agent, Collateral Agent and Other Lenders. .....................137 SECTION 8.07. Indemnification......................................................................................................................138 SECTION 8.08. Agents in their Individual Capacity. ......................................................................................138 SECTION 8.09. Successor Agents. ..................................................................................................................138 SECTION 8.10. Payments Set Aside. ..............................................................................................................139 SECTION 8.11. Administrative Agent May File Proofs of Claim. ..................................................................139 SECTION 8.12. Collateral and Guaranty Matters. ...........................................................................................140 SECTION 8.13. Additional Agents. .................................................................................................................141 SECTION 8.14. Intercreditor Agreements and Collateral Matters...................................................................141 SECTION 8.15. Withholding Taxes.................................................................................................................141 SECTION 8.16. Certain ERISA Matters. .........................................................................................................142 SECTION 8.17. Puerto Rico Filings. ...............................................................................................................142 SECTION 8.18. Erroneous Payments...............................................................................................................142 ARTICLE IX MISCELLANEOUS..................................................................................................................................................144 SECTION 9.01. Notices; Communications. .....................................................................................................144 SECTION 9.02. Survival of Agreement...........................................................................................................146

Page

SECTION 9.03.	Effectiveness.	146
SECTION 9.04.	Successors and Assigns.	146
SECTION 9.05.	Expenses; Indemnity.	149
SECTION 9.06.	Right of Set-off.	151
SECTION 9.07.	Applicable Law.	151
SECTION 9.08.	Waivers; Amendment.	151
SECTION 9.09.	Interest Rate Limitation.	154
SECTION 9.10.	Entire Agreement.	154
SECTION 9.11.	WAIVER OF JURY TRIAL.	155
SECTION 9.12.	Severability.	155
SECTION 9.13.	Counterparts.	155
SECTION 9.14.	Headings.	155
SECTION 9.15.	Jurisdiction; Consent to Service of Process.	155
SECTION 9.16.	Confidentiality.	156
SECTION 9.17.	Platform; Borrower Materials.	157
SECTION 9.18.	Release of Liens, Guarantees and Pledges.	158
SECTION 9.19.	Judgment Currency.	158
SECTION 9.20.	USA PATRIOT Act Notice.	159
SECTION 9.21.	No Advisory or Fiduciary Responsibility.	159
SECTION 9.22.	[Reserved].	160
SECTION 9.23.	Acknowledgement and Consent to Bail-In of Affected Financial Institutions.	160
SECTION 9.24.	Flood Matters.	160
SECTION 9.25.	Acknowledgement Regarding Any Supported QFCs.	160

Exhibits and Schedules

Exhibit A	Agreed Security Principles
Exhibit B	Form of Assignment and Acceptance
Exhibit C	Auction Procedures
Exhibit D	Form of Borrowing Request/Interest Election Request
Exhibit E	Form of Swingline Borrowing Request
Exhibit F	[Reserved]
Exhibit G	Form of Guarantee Agreement
Exhibit H	Form of Collateral Agreement
Exhibit I	Form of Perfection Certificate
Exhibit J	Form of First Lien Intercreditor Agreement
Exhibit K	Form of Global Intercompany Note
Exhibit L	Form of Compliance Certificate

Schedule 1.01A	Closing Date Security Documents
Schedule 1.01B	Existing Letters of Credit
Schedule 1.01C	Existing Loan Party Jurisdictions
Schedule 2.01	Closing Date Commitments
Schedule 3.04	Governmental Approvals
Schedule 3.09(b)	Compliance with Law
Schedule 4.02(b)	Local Counsel
Schedule 5.10(g)	Post-Closing Collateral Matters
Schedule 6.01	Existing Indebtedness
Schedule 6.02	Existing Liens
Schedule 6.04	Existing Investments
Schedule 6.07	Existing Transactions with Affiliates
Schedule 9.01	Notice Information

-iv-

-1- CREDIT AGREEMENT dated as of December 1, 2022 (this “Agreement”), among EVERTEC, INC., a Puerto Rico corporation (“Parent”), EVERTEC GROUP, LLC, a Puerto Rico limited liability company (the “Bor- rower”), the Lenders and L/C Issuers party hereto from time to time and TRUIST BANK, as Administrative Agent, Collateral Agent, Swingline Lender and an L/C Issuer. WHEREAS, the Borrower has requested the Lenders to provide (a) tranche A term loans on the Closing Date in an aggregate principal amount not in excess of $415,000,000 and (b) revolving credit loans, swingline loans and letters of credit in an aggregate principal amount at any time outstanding not in excess of $200,000,000; NOW, THEREFORE, the Lenders are willing to extend such credit to the Borrower on the terms and sub- ject to the conditions set forth herein. Accordingly the parties hereto agree as follows: ARTICLE I DEFINITIONS SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below: “2025 Incremental Term B Loan Commitments” shall mean with respect to each Lender, the commitment of such Lender to make Incremental Term B Loans as set forth in Section 2.01(b)(ii). The initial amount of each Lender’s 2025 Incremental Term B Loan Commitment is set forth on Annex 1 to the Fifth Amendment, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its 2025 Incremental Term B Loan Commitment, as applicable. The aggregate amount of the 2025 Incremental Term B Loan Commitments on the Fifth Amendment Effective Date is $150,000,000. “2026 Incremental Term B Loan Commitments” shall mean with respect to each Lender, the com- mitment of such Lender to make Incremental Term B Loans as set forth in Section 2.01(b)(iii). The initial amount of each Lender’s 2026 Incremental Term B Loan Commitment is set forth on Annex 1 to the Sixth Amendment, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its 2026 Incremental Term B Loan Commitment, as applicable. The aggregate amount of the 2026 Incremental Term B Loan Commitments on the Sixth Amendment Effective Date is $185,000,000. “ABR” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus ½ of 1% and (c) Adjusted Term SOFR for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that if the ABR shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Any change in ABR due to a change in the Prime Rate, the Federal Funds Rate or Adjusted Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or Adjusted Term SOFR, respectively. “ABR Borrowing” shall mean a Borrowing comprised of ABR Loans. “ABR Loan” shall mean any ABR Term Loan, ABR Revolving Loan or Swingline Loan. “ABR Revolving Facility Borrowing” shall mean a Borrowing comprised of ABR Revolving Loans. “ABR Revolving Loan” shall mean any Revolving Facility Loan bearing interest at a rate determined by reference to the ABR in accordance with the provisions of Article II. “ABR Term Loan” shall mean any Term Loan bearing interest at a rate determined by reference to the ABR in accordance with the provisions of Article II. “ABR Term SOFR Determination Day” shall have the meaning set forth the definition of “Term SOFR”.

-2- “Acquired Indebtedness” shall mean Indebtedness of any Person existing at the time that such Person be- comes a Subsidiary, or is merged or consolidated with or into a Subsidiary in a transaction permitted hereunder, or Indebtedness of any Person that is assumed by any Subsidiary in connection with an acquisition of assets from such Person permitted by Section 6.05; provided that such Indebtedness was not incurred in contemplation of or in con- nection with such Person becoming a Subsidiary (or such merger or consolidation) or such acquisition. “Acquisition Closing Failure” shall have the meaning assigned to such term in Section 7.01(m). “Additional Agents” shall mean the persons identified as the Joint Lead Arrangers, Joint Bookrunners, Co- Syndication Agents and Co-Documentation Agents on the cover page of this Agreement. “Additional Credit Extension Amendment” shall mean an amendment to this Agreement (which may be in the form of an amendment and restatement of this Agreement) providing for any Incremental Commitments pursu- ant to Section 2.22, Extended Term Loans and/or Extended Revolving Commitments pursuant to Section 2.23, Refi- nancing Term Loans pursuant to Section 2.24 and/or Replacement Revolving Commitments pursuant to Section 2.25, which shall be consistent with the applicable provisions of this Agreement (including the definition of “Class”) and otherwise reasonably satisfactory to the parties thereto. Each Additional Credit Extension Amendment shall be executed by the Administrative Agent, the Swingline Lender (to the extent Section 9.08 would require the consent of the Swingline Lender for any amendment effected in such Additional Credit Extension Amendment), the L/C Issuer (to the extent Section 9.08 would require the consent of the L/C Issuer for any amendment effected in such Addi- tional Credit Extension Amendment), the Loan Parties and the other parties specified in the applicable Section of this Agreement (but not any other Lender or Person not specified in the applicable Section of this Agreement), but shall not effect any amendments that would require the consent of each affected Lender or all Lenders pursuant to the proviso in Section 9.08(b) unless such consents have been obtained. Each Additional Credit Extension Amend- ment shall specify whether the Incremental Commitments, Extended Term Loans and/or Extended Revolving Com- mitments, Refinancing Term Loans and/or Replacement Revolving Commitments provided for thereunder are a Covenant Facility or a Non-Covenant Facility. “Additional Revolving Commitments” shall have the meaning assigned to such term in Section 2.22(a). “Additional Term Loan Commitments” shall have the meaning assigned to such term in Section 2.22(a). “Additional Term Loans” shall mean term loans made pursuant to Additional Term Loan Commitments. “Adjusted Term SOFR” shall mean, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided, that if Adjusted Term SOFR as so deter- mined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Adjustment Date” shall have the meaning assigned to such term in the definition of “Pricing Grid.” “Administrative Agent” shall mean Truist Bank in its capacity as administrative agent under any of the Loan Documents or any successor administrative agent. “Administrative Agent Fees” shall have the meaning assigned to such term in Section 2.13(d). “Administrative Agent’s Office” shall mean, with respect to any currency, the Administrative Agent’s ad- dress and, as appropriate, account as set forth on Schedule 9.01 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify to Parent and the Lenders. “Administrative Questionnaire” shall mean an Administrative Questionnaire in a form supplied by the Ad- ministrative Agent. “Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Insti- tution.

-3- “Affiliate” shall mean, when used with respect to a specified person, another person that directly, or indi- rectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified. “Agent Parties” shall have the meaning assigned to such term in Section 9.17. “Agents” shall mean the Administrative Agent and the Collateral Agent. “Agreed Security Principles” shall mean the principles set forth on Exhibit A. “Agreement” shall have the meaning assigned to such term in the preamble to this Agreement. “Alternative Currency” shall mean Mexican Pesos, together with each other currency (other than Dollars) that is approved in accordance with Section 1.05. “Alternative Currency Borrowing” shall mean a Borrowing comprised of Alternative Currency Loans. “Alternative Currency Equivalent” shall mean, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars. “Alternative Currency Loan” shall mean a Loan that bears interest at a rate based on the Alternative Cur- rency Rate. All Alternative Currency Loans must be denominated in an Alternative Currency. “Alternative Currency Sublimit” means an amount equal to $40,000,000. The Alternative Currency Sub- limit is part of, and not in addition to, the Revolving Facility Commitments. “Alternative Currency Rate” means, for any Interest Period, with respect to any Loan: (a) with respect to any Revolving Facility Loan denominated in Mexican Pesos, the rate per annum equal to the Interbanking Equilibrium Interest Rate (“TIIE”), as published by Banco de México in the Federation’s Official Gazette (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the Rate Determination Date with a term equivalent to such Interest Period; and (b) with respect to any Revolving Facility Loan denominated in an Alternative Currency (other than Mexican Pesos) or with respect to any Term Loans denominated in an Alternative Currency (to the extent such Loans denominated in such currency will bear interest at a term rate), the term rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.05 plus the adjustment (if any) determined by the Administrative Agent and the relevant Lenders pursuant to Section 1.05; provided, that, if any Alternative Currency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. “Anti-Corruption Laws” shall mean all laws, rules, and regulations of any jurisdiction applicable to Parent or any of its subsidiaries from time to time concerning or relating to bribery or corruption. “Anti-Money Laundering Laws” shall mean any and all laws, judgments, orders, executive orders, decrees, ordinances, rules, regulations, statutes, case law or treaties applicable to Parent or any of its subsidiaries or Affili- ates, related to terrorism financing or money laundering including any applicable provision of the USA PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959).

-4- “Applicable Commitment Fee” shall mean for any day 0.20% per annum; provided, that on and after the first Adjustment Date after the Closing Date, the Applicable Commitment Fee will be determined pursuant to the Pricing Grid. “Applicable ECF Percentage” shall mean, with respect to any Excess Cash Flow Period, (a) if the Total Net Leverage Ratio at the end of such Excess Cash Flow Period is greater than or equal to 2.75:1.00, 50%, (b) if the To- tal Net Leverage Ratio at the end of such Excess Cash Flow Period is less than 2.75:1.00 but greater than or equal to 2.25:1.00, 25% and (c) if the Total Net Leverage Ratio as the end of such Excess Cash Flow Period is less than 2.25:1.00, 0%. “Applicable Margin” shall mean for any day (i) with respect to any Term A Loan, 1.50% per annum in the case of any SOFR Loan and 0.50% per annum in the case of any ABR Loan, (ii) (w) prior to the Second Amend- ment Effective Date with respect to any Incremental Term B Loan, 3.50% per annum in the case of any SOFR Loan and 2.50% per annum in the case of any ABR Loan, (x) on and after the Second Amendment Effective Date and prior to the Third Amendment Effective Date with respect to any Incremental Term B Loan, 3.25% per annum in the case of any SOFR Loan and 2.25% per annum in the case of any ABR Loan, (y) on and after the Third Amendment Effective Date and prior to the Fourth Amendment Effective Date with respect to any Incremental Term B Loan, 2.75% per annum in the case of any SOFR Loan and 1.75% per annum in the case of any ABR Loan and (z) on and after the Fourth Amendment Effective Date with respect to any Incremental Term B Loan, 2.25% per annum in the case of any SOFR Loan and 1.25% per annum in the case of any ABR Loan, (iii) with respect to any Revolving Fa- cility Loan, (A) 1.50% per annum in the case of any SOFR Loan or Alternative Currency Loan and (B) 0.50% per annum in the case of any ABR Loan and (iv) with respect to Swingline Loans, 0.50% per annum; provided, that on and after the first Adjustment Date after the Closing Date, the Applicable Margin with respect to any Term A Loan, Revolving Facility Loans and Swingline Loans will be determined pursuant to the Pricing Grid. “Applicable Time” shall mean, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Approved Fund” shall have the meaning assigned to such term in Section 9.04(b). “Asset Sale” shall mean any loss, damage, destruction or condemnation of, or any sale, transfer or other disposition (including any sale and leaseback of assets) to any person of any asset or assets of Parent or any Subsidi- ary, including any disposition of property to a Delaware Divided LLC pursuant to a Delaware LLC Division. “Assignee” shall have the meaning assigned to such term in Section 9.04(b). “Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an Assignee, and accepted by the Administrative Agent and the Borrower (if required by Section 9.04), in the form of Exhibit B or such other form as shall be approved by the Administrative Agent and reasonably satisfactory to the Borrower. “Auction” shall have the meaning assigned to such term in Section 2.12(g). “Auction Manager” shall mean a Joint Lead Arranger, Joint Bookrunner or another investment bank of rec- ognized standing selected by the Borrower and reasonably satisfactory to the Administrative Agent that will manage the Auction Prepayment Offer. “Auction Notice” shall mean an auction notice given by the Borrower in accordance with the Auction Pro- cedures with respect to an Auction Prepayment Offer. “Auction Prepayment” shall have the meaning assigned to such term in Section 2.12(g). “Auction Prepayment Offer” shall have the meaning assigned to such term in Section 2.12(g).

-5- “Auction Procedures” shall mean the auction procedures with respect to Auction Prepayment Offers set forth in Exhibit C. “Auto-Extension Letter of Credit” shall have the meaning assigned to such term in Section 2.05(b). “Availability Period” shall mean, with respect to each Class of Revolving Facility Loans, the period from and including the Closing Date to but excluding the earlier of the applicable Revolving Facility Maturity Date and, in the case of each of the Revolving Facility Loans, Revolving Facility Borrowings, Swingline Loans, Swingline Borrowings and Letters of Credit, the date of termination of the applicable Revolving Facility Commitments. “Available Tenor” shall mean, as of any date of determination and with respect to the then-current Bench- mark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then- removed from the definition of “Interest Period” pursuant to Section 2.15(e). “Available Unused Commitment” shall mean, with respect to a Revolving Facility Lender at any time, an amount equal to the Dollar Equivalent of the amount by which (a) the Revolving Facility Commitment of such Re- volving Facility Lender at such time exceeds (b) the Revolving Facility Credit Exposure of such Revolving Facility Lender at such time. “Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” shall mean (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail- In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relat- ing to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” shall mean Title 11 of the United State Code, as amended, or any similar federal or state law for the relief of debtors. “Benchmark” shall mean, initially, with respect to (i) Alternative Currency Loans, the Relevant Rate or (ii) SOFR Loans, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate, applicable Relevant Rate or the then-current Benchmark, then “Bench- mark” shall mean the applicable Benchmark Replacement to the extent that such Benchmark Replacement has re- placed such prior benchmark rate pursuant to Section 2.15(b). “Benchmark Replacement” shall mean with respect to any Benchmark Transition Event, the first alterna- tive set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (a) Daily Simple SOFR plus the Daily Simple SOFR Adjustment; or (b) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement bench- mark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for syndicated credit facilities in such currency and (ii) the related Benchmark Re- placement Adjustment.

-6- If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” shall mean, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or deter- mining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Bench- mark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Bench- mark Replacement for syndicated credit facilities in such currency. “Benchmark Replacement Date” shall mean the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) perma- nently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and an- nounced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regula- tory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representa- tive or non-compliant with or non-aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided that such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) above with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” shall mean the occurrence of one or more of the following events with re- spect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administra- tor has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administra- tor for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution au- thority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such

-7- statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, repre- sentative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” shall mean, the period (if any) (a) beginning at the time that a Bench- mark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.15 and (b) end- ing at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.15. “Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230. “Benefit Plan” shall mean any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan.” “Board” shall mean the Board of Governors of the Federal Reserve System of the United States of Amer- ica. “Board of Directors” shall mean, with respect to any Person, (i) in the case of any corporation, the board of directors of such Person, (ii) in the case of any limited liability company, the board of managers of such Person, (iii) in the case of any partnership, the board of directors of the general partner of such Person and (iv) in any other case, the functional equivalent of the foregoing or, in each case, any duly authorized committee of such body. “Borrower” shall have the meaning assigned to such term in the preamble hereto, together with its permit- ted successors. “Borrowing” shall mean a group of Loans of a single Type in a single currency under a single Class and made on a single date and, in the case of SOFR Loans or Alternative Currency Loans, as to which a single Interest Period is in effect. “Borrowing Minimum” shall mean $1,000,000 or such lower amount approved by the Administrative Agent from time to time. “Borrowing Multiple” shall mean $1,000,000 or such lower amount approved by the Administrative Agent from time to time. “Borrowing Request” shall mean a request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit D.

-8- “Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in the state where the Administrative Agent’s Office with respect to Loans denominated in Dollars is located; provided that if such day relates to any fundings, disbursements, settlements and payments in respect of an Alternative Currency Loan, or any other dealings to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial cen- ter of the country of such currency; provided that, when used in connection with a SOFR Loan, the term “Business Day” shall also exclude any day which is not a U.S. Government Securities Business Day. “Capital Expenditures” shall mean, for any person in respect of any period, the aggregate of all expendi- tures incurred by such person during such period that, in accordance with GAAP, are or should be included in “addi- tions to property, plant or equipment” or similar items reflected in the statement of cash flows of such person. “Capital Lease Obligations” of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other similar arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or financing leases on a balance sheet of such person under GAAP and, for purposes hereof, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP, in each case subject to Section 1.03. “Capitalized Software Expenditures” shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by a person during such period in respect of licensed or purchased software or internally developed software and software enhancements that, in accordance with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of such person and its subsidiaries. “Captive Insurance Subsidiary” means any Subsidiary that is subject to regulation as an insurance company (or any Subsidiary thereof). “Cash Collateralize” shall mean to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the L/C Issuer, Swingline Lender or the Lenders (as applicable), as collateral for L/C Obli- gations, Obligations in respect of Swingline Loans, or obligations of Lenders to fund participations in respect of ei- ther thereof (as the context may require), cash or deposit account balances or, if the Administrative Agent, the L/C Issuer or Swingline Lender shall agree in their sole discretion, other credit support, in each case pursuant to docu- mentation in form and substance satisfactory to (a) the Administrative Agent and (b) the L/C Issuer or the Swingline Lender (as applicable). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Interest Expense” shall mean, with respect to Parent and the Subsidiaries on a consolidated basis for any period, Interest Expense for such period to the extent such amounts are paid in cash for such period, excluding, without duplication, in any event (a) payment in kind of Interest Expense or other non-cash Interest Expense (in- cluding as a result of the effects of purchase accounting), (b) to the extent included in Interest Expense, the amorti- zation and write-off of any debt issuance costs, commissions, financing fees paid by, or on behalf of, Parent or any Subsidiary, including such fees paid in connection with the Transactions, and the expensing of any bridge, commit- ment or other financing fees, including those paid in connection with the Transactions, or any amendment of this Agreement, (c) the amortization of debt discounts, if any, or fees in respect of Swap Agreements and (d) any other expenses included in Interest Expense not paid in cash. “Cash Management Agreement” shall mean any agreement relating to cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer, ACH services and other cash management arrangements). “Change in Law” shall mean (a) the adoption of any law, rule, regulation or treaty after the Closing Date, (b) any change in any law, rule, regulation or treaty or in the interpretation, implementation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender or L/C Issuer (or, for purposes of Section 2.05(c)(i)(A) or 2.16(b), by any Lending Office of such Lender or by such Lender’s or L/C Issuer’s hold- ing company, if any) with any written request, rule, guideline or directive (whether or not having the force of law) of

-9- any Governmental Authority made or issued after the Closing Date; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guide- lines or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Bank- ing Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented. “Change of Control” shall mean: (a) any person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the Closing Date) shall have “beneficial ownership” (as defined in Rules 13d-3 and 13d- 5 under the Exchange Act) of Voting Stock of Parent representing 50% or more of the voting power of the Voting Stock of Parent; (b) Parent shall cease to directly or indirectly own 100% of the Equity Interests of Borrower; or (c) any “change of control” (or similar event) shall occur under the definitive documentation governing any Material Indebtedness (of a type referred to in clause (a), (b) or (i) of the definition of “In- debtedness”) (but excluding any such “change of control” or similar event under any Indebtedness that is exchangeable into Equity Interests), in each case that, if triggered, would not result in an automatic (i) event of default thereunder, (ii) acceleration of the maturity thereof or (iii) requirement to make a prepay- ment of, or offer to purchase for, the principal amount thereof). “Charges” shall have the meaning assigned to such term in Section 9.09. “Class” shall mean (i) with respect to any Commitment, its character as a Revolving Facility Commitment, Extended Revolving Commitment, Replacement Revolving Commitment, Term A Loan Commitment, Incremental Term B Loan Commitment, Other Term A Loan Commitments, Term B Loan Commitments, commitment in respect of Extended Term Loans or commitment in respect of Refinancing Term Loans (whether established by way of new Commitments or by way of conversion or extension of existing Commitments or Loans) designated as a “Class” in an Additional Credit Extension Amendment and (ii) with respect to any Loan or Borrowing, whether such Loans or the Loans comprising such Borrowing, are made pursuant to the Revolving Facility Commitments, Extended Re- volving Commitments or Replacement Revolving Commitments, Term A Loan, Incremental Term B Loan, Other Term A Loan, Term B Loan, Extended Term Loan or a Refinancing Term Loan (whether made pursuant to new Commitments or by way of conversion or extension of existing Loans) designated as a “Class” in an Additional Credit Extension Amendment; provided that notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the borrowing and repayment of Revolving Facility Loans shall be made on a pro rata basis across all Classes of Revolving Facility Commitments (except to the extent that any applicable Additional Credit Extension Amendment pursuant to Section 2.23 or 2.25 provides that the Class of Revolving Facility Loans established thereunder shall be entitled to less than pro rata repayments), and any termination of Revolving Facility Commitments shall be made on a pro rata basis across all Classes of Revolving Facility Commitments (except to the extent that any applicable Additional Credit Extension Amendment pursuant to Section 2.23 or 2.25 provides that the Class of Revolving Facility Commitments established thereunder shall be entitled to less than pro rata treat- ment). Commitments or Loans that have different maturity dates, pricing (other than upfront fees and other similar fees) or other terms shall be designated separate Classes. There shall be a maximum of three Classes of Revolving Facility Commitments outstanding at any time. “Closing Date” shall mean December 1, 2022, the date of the initial borrowings hereunder. “Code” shall mean the Internal Revenue Code of 1986.

-10- “Collateral” shall mean all the “Collateral” (or equivalent term) as defined in any Security Document and shall also include the Mortgaged Properties and all other property that is now or hereafter subject to any Lien in fa- vor of the Collateral Agent for the benefit of the Secured Parties pursuant to any Security Documents and which has not been released from such Lien in accordance with the Loan Documents at the time of determination. “Collateral Agent” shall mean Truist Bank in its capacity as collateral agent for the Secured Parties under this Agreement and the Security Documents, or any successor collateral agent pursuant hereto and thereto. “Collateral Agreement” shall mean the Collateral Agreement, dated as of the Closing Date, among the Loan Parties and the Collateral Agent, substantially in the form of Exhibit H. “Commitment Fee” shall have the meaning assigned to such term in Section 2.13(a). “Commitments” shall mean, with respect to any Lender, such Lender’s Revolving Facility Commitment, Term A Loan Commitment, Incremental Term B Loan Commitment, Incremental Term Loan Commitment, com- mitment in respect of Extended Term Loans or commitment in respect of Refinancing Term Loans. “Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor thereto. “Compliance Certificate” shall mean a certificate of a Financial Officer of Parent substantially in the form of Exhibit L hereto, with such changes thereto as may be agreed by the Administrative Agent. “Conduit Lender” shall mean any special purpose entity organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument; provided, that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Loan under this Agreement if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsi- bility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender; provided, further, that a Conduit Lender shall be entitled to the benefits of Sections 2.16, 2.17, 2.18 and 9.05 (subject to the limitations and requirements of those Sections) to the same extent as if it were a Lender and had ac- quired its interest by assignment pursuant to Section 9.04(b) but no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to Section 2.16, 2.17, 2.18 or 9.05 than the designating Lender would have been enti- tled to receive in respect of the extensions of credit made by such Conduit Lender unless the designation of such Conduit Lender was made with the prior written consent of the Borrower (not to be unreasonably withheld or de- layed) or (b) be deemed to have any Commitment. “Conforming Changes” shall mean, with respect to either the use or administration of any Relevant Rate or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR”, the definition of “Business Day”, the defini- tion of “U.S. Government Securities Business Day”, the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applica- bility and length of lookback periods, the applicability of Section 2.17 and other technical, administrative or opera- tional matters) that the Administrative Agent (in consultation with the Borrower) decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administra- tion thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Admin- istrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent (in consultation with the Borrower) decides in its reasonable discretion is reasonably necessary in connection with the administration of this Agreement and the other Loan Docu- ments). “Consolidated Debt” at any date shall mean the sum of (without duplication) all Indebtedness (other than letters of credit or bank guarantees, to the extent undrawn) consisting of Capital Lease Obligations, Indebtedness for

-11- borrowed money and Disqualified Stock of Parent and the Subsidiaries determined on a consolidated basis on such date in accordance with GAAP, but subject to Section 1.03. “Consolidated Net Income” shall mean, with respect to any person for any period, the aggregate of the Net Income of such person and its subsidiaries for such period, on a consolidated basis; provided that, without duplica- tion, (i) any net after tax extraordinary, nonrecurring or unusual gains or losses or income or ex- pense or charge (less all fees and expenses relating thereto), including, without limitation, any severance, relocation or other restructuring expenses, any expenses related to any reconstruction, decommissioning, recommissioning or reconfiguration of fixed assets for alternative uses, fees, expenses or charges relating to facilities closing costs, curtailments or modifications to pension and post-retirement employee benefit plans, excess pension charges, acquisition integration costs, facilities opening costs, project start-up costs, business optimization costs, in each case, shall be excluded, (ii) any net after-tax income or loss from disposed, abandoned, transferred, closed or discon- tinued operations and any net after-tax gain or loss on disposal of disposed, abandoned, transferred, closed or discontinued operations, shall be excluded, (iii) any net after-tax gain or loss (less all fees and expenses or charges relating thereto) at- tributable to business dispositions or asset dispositions other than in the ordinary course of business (as de- termined in good faith by Parent) shall be excluded, (iv) any net after-tax income or loss (less all fees and expenses or charges relating thereto) attributable to the early extinguishment of indebtedness, Swap Agreements or other derivative instruments shall be excluded, (v) (A) the Net Income for such period of any person that is not a Subsidiary of such person, or is an Unrestricted Subsidiary or that is accounted for by the equity method of accounting, shall be in- cluded only to the extent of the amount of dividends or distributions or other payments paid in cash (or to the extent converted into cash) to the referent person or a Subsidiary thereof (other than an Unrestricted Subsidiary of such referent person) in respect of such period and (B) the Net Income for such period shall include any ordinary course dividend, distribution or other payment in cash received from any person in excess of the amounts included in clause (A) which is distributed within six months of the end of the fiscal year in which it is earned, (vi) Consolidated Net Income for such period shall not include the cumulative effect of a change in accounting principles during such period, (vii) effects of purchase accounting adjustments (including the effects of such adjustments pushed down to such person and its Subsidiaries) in component amounts required or permitted by GAAP, resulting from the application of purchase accounting in relation to any consummated acquisition or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded, (viii) any impairment charges or asset write-offs (other than write-offs of inventory and ac- counts receivable), in each case pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP, shall be excluded, (ix) any (a) non-cash compensation charges or expenses or (b) costs or expenses realized in connection with or resulting from stock appreciation or similar rights, stock options or other rights shall be excluded, (x) non-cash gains, losses, income and expenses resulting from fair value accounting re- quired by the applicable standard under GAAP and related interpretations shall be excluded,

-12- (xi) any currency translation gains and losses related to currency remeasurements, including but not limited to, Indebtedness, and any net loss or gain resulting from Swap Agreements for currency ex- change risk, shall be excluded, (xii) the non-cash portion of “straight-line” rent expense shall be excluded, and the cash por- tion of “straight-line” rent expense which exceeds the amount expensed in respect of such rent expense shall be included, (xiii) to the extent covered by insurance and actually reimbursed, or, so long as such person has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within 365 days), expenses with respect to liability or casualty events or business interruption shall be excluded, (xiv) non-cash charges for deferred tax asset valuation allowances shall be excluded, and (xv) the Net Income for such period of any subsidiary of such person shall be excluded to the extent that the declaration or payment of dividends or similar distributions by such subsidiary of its Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such subsidiary or its equityholders, unless such restrictions with respect to the payment of dividends or similar distribu- tions have been legally waived. “Consolidated Total Assets” shall mean, as of any date, the total assets of Parent and the Subsidiaries, de- termined on a consolidated basis in accordance with GAAP. “Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or other- wise, and “Controls” and “Controlled” shall have meanings correlative thereto. “Covenant Facility” shall mean each Revolving Facility, the Term A Facility, each Class of Other Term Loans designated as a “Covenant Facility” pursuant to the Additional Credit Extension Amendment for such Other Term Loans, each Class of Refinancing Term Loans designated as a “Covenant Facility” pursuant to the Additional Credit Extension Amendment for such Refinancing Term Loans and each Class of Extended Term Loans designated as a “Covenant Facility” pursuant to the Additional Credit Extension Amendment for such Extended Term Loans. “Covenant Facility Acceleration” shall mean that (a) the Commitments under each Covenant Facility have been terminated, (b) the principal amount of all Term Loans under each Covenant Facility have been declared to be due and payable prior to their scheduled maturity date by the Required Covenant Lenders pursuant to Section 7.01 and (c) any Revolving Facility Loans outstanding have been declared to be due and payable prior to their scheduled maturity date by the Required Covenant Lenders pursuant to Section 7.01. “Covenant Lender” shall mean a Lender under a Covenant Facility. “Covered Party” shall have the meaning assigned to such term in Section 9.25. “Credit Event” shall have the meaning assigned to such term in Article IV. “Cumulative Credit” shall mean, at any date, an amount, not less than zero in the aggregate, determined on a cumulative basis equal to, without duplication (and without duplication of amounts that otherwise increased the amount available for Investments pursuant to Section 6.04): (a) $200,000,000, plus

-13- (b) the Cumulative Excess Cash Flow Amount on such date of determination, plus (c) the cumulative amount of net cash proceeds received after the Closing Date and on or prior to such time from the sale of Equity Interests (other than Disqualified Stock) of Parent; provided, that this clause (c) shall exclude any proceeds of sales of Equity Interests financed as contemplated by Section 6.04(e)(iii), proceeds of Equity Interests used to make Investments pursuant to Section 6.04(s), proceeds of Equity Interests used to make a Restricted Payment in reliance on clause (x) of the first proviso to Section 6.06(c) and any amounts used to finance the payments or distributions in respect of any Junior Financing pursuant to Section 6.09(b)(iii), plus (d) 100% of the aggregate principal amount of any Indebtedness (including the liquidation preference or maximum fixed repurchase price, as the case may be, of any Disqualified Stock) of Parent or any Subsidiary issued after the Closing Date (other than Indebtedness issued to a Subsidiary), which has been converted into or exchanged for Equity Interests (other than Disqualified Stock) in Parent; provided that this clause (d) shall exclude the conversion or exchange of any Junior Financing to Equity Interest pur- suant to Section 6.09(b)(iii), plus (e) 100% of the aggregate amount received by Parent or any Subsidiary in cash (and the fair market value (as determined in good faith by Parent) of property other than cash received by Parent or any Subsidiary) after the Closing Date from: (i) the sale (other than to Parent or any Subsidiary) of the Equity Interests of an Un- restricted Subsidiary, or (ii) any dividend or other distribution by an Unrestricted Subsidiary, plus (f) in the event any Unrestricted Subsidiary has been redesignated as a Subsidiary or has been merged, consolidated or amalgamated with or into, or transfers or conveys its assets to, or is liqui- dated into, Parent or any Subsidiary, the fair market value (as determined in good faith by the Parent) of the Investments of Parent or any Subsidiary in such Unrestricted Subsidiary at the time of such redesignation, combination or transfer (or of the assets transferred or conveyed, as applicable), plus (g) the aggregate amount of any Declined Amounts, plus (h) an amount equal to any returns (including dividends, interest, distributions, returns of principal, profits on sale, repayments, income and similar amounts) actually received by Parent or any Sub- sidiary in respect of any Investments made pursuant to Section 6.04(j), minus (i) any amounts thereof used to make Investments pursuant to Section 6.04(j)(ii) after the Closing Date and prior to such time, minus (j) any amounts thereof used to make Restricted Payments pursuant to Section 6.06(e) after the Closing Date and prior to such time, minus (k) any amounts thereof used to make payments or distributions in respect of Junior Fi- nancings pursuant to Section 6.09(b)(iv)(y). “Cumulative Excess Cash Flow Amount” shall mean, at any date, an amount, not less than zero in the ag- gregate, determined on a cumulative basis equal to the sum, for each Excess Cash Flow Period, (x) Excess Cash Flow for such Excess Cash Flow Period minus (y) the Applicable ECF Percentage of Excess Cash Flow for such Excess Cash Flow Period.

-14- “Current Assets” shall mean, with respect to Parent and the Subsidiaries on a consolidated basis at any date of determination, all assets (other than cash and Permitted Investments or other cash equivalents) that would, in ac- cordance with GAAP, be classified on a consolidated balance sheet of Parent and the Subsidiaries as current assets at such date of determination, other than amounts related to current or deferred Taxes based on income or profits. “Current Liabilities” shall mean, with respect to Parent and the Subsidiaries on a consolidated basis at any date of determination, all liabilities that would, in accordance with GAAP, be classified on a consolidated balance sheet of Parent and the Subsidiaries as current liabilities at such date of determination, other than (a) the current por- tion of any Indebtedness, (b) accruals of Interest Expense (excluding Interest Expense that is due and unpaid), (c) accruals for current or deferred Taxes based on income or profits, (d) accruals, if any, of transaction costs resulting from the Transactions, (e) accruals of any costs or expenses related to bonuses, pension and other post-retirement benefit obligations, and (f) accruals for add-backs to EBITDA included in clauses (a)(iv) through (a)(vi) of the defi- nition of such term. “Daily Simple SOFR” shall mean, for any day, SOFR, with the conventions for this rate (which will in- clude a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reason- able discretion. “Daily Simple SOFR Adjustment” shall mean a percentage equal to 0.10% per annum. “Damages” shall have the meaning assigned to such term in Section 9.05(b). “Debtor Relief Laws” shall mean the Bankruptcy Code of the United States, and all other liquidation, con- servatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insol- vency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Declined Amounts” shall have the meaning assigned to such term in Section 2.12(e). “Default” shall mean any event or condition which, but for the giving of notice, lapse of time or both would constitute an Event of Default. “Defaulting Lender” shall mean, subject to Section 2.27(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder un- less such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, to- gether with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any L/C Issuer, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the L/C Issuer or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a De- faulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a pro- ceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administra- tor, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority act- ing in such a capacity or (iii) become, or has a direct or indirect parent company that has become, the subject of a

-15- Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisi- tion of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Au- thority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdic- tion of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be con- clusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.27(b)) as of the date established therefor by the Administrative Agent in a written notice of such determi- nation, which shall be delivered by the Administrative Agent to the Borrower, the L/C Issuers, the Swingline Lender and each other Lender promptly following such determination. “Delaware Divided LLC” shall mean any Delaware LLC which has been formed upon consummation of a Delaware LLC Division. “Delaware LLC” shall mean any limited liability company organized or formed under the laws of the State of Delaware. “Delaware LLC Division” shall mean the statutory division of any Delaware LLC into two or more Dela- ware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act. “Designated Non-Cash Consideration” shall mean the fair market value (as determined in good faith by Parent) of non-cash consideration received by Parent or one of its Subsidiaries in connection with an Asset Sale that is so designated as “Designated Non-Cash Consideration” pursuant to a certificate of a Responsible Officer, setting forth the basis of such valuation, less the amount of cash or cash equivalents received in connection with a subse- quent sale of such Designated Non-Cash Consideration. “Disinterested Director” shall mean, with respect to any person and transaction, a member of the Board of Directors of such person who does not have any material direct or indirect financial interest in or with respect to such transaction. “Disqualified Stock” shall mean, with respect to any person, any Equity Interests of such person that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is redeem- able or exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a re- sult of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior Payment in Full), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provides for the scheduled payments of dividends in cash or (d) at the option of the holders thereof, is or becomes convertible into or exchange- able for Indebtedness or any other Equity Interests that would constitute Disqualified Stock, in each case, prior to the date that is ninety-one (91) days after the earlier of (x) the then Latest Maturity Date and (y) the date of Payment in Full; provided, however, that (i) only the portion of the Equity Interests that so mature or are mandatorily redeem- able, are so convertible or exchangeable or are so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock; (ii) if such Equity Interests are issued to any employee or to any plan for the benefit of employees of Parent or any Subsidiary or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Stock solely because they may be required to be repurchased by Parent in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disabil- ity; and (iii) any class of Equity Interests of such person that by its terms authorizes such person to satisfy its obliga- tions thereunder by delivery of Equity Interests that are not Disqualified Stock shall not be deemed to be Disquali- fied Stock. “Dollar Equivalent” shall mean, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency.

-16- “Dollars” or “$” shall mean lawful money of the United States of America. “EBITDA” shall mean, with respect to Parent and the Subsidiaries on a consolidated basis for any period, the Consolidated Net Income of Parent and the Subsidiaries for such period plus (a) the sum of (in each case without duplication and to the extent the respective amounts described in subclauses (i) through (viii) of this clause (a) other- wise reduced such Consolidated Net Income for the respective period for which EBITDA is being determined): (i) provision for Taxes based on income, profits or capital of Parent and the Subsidiaries for such period, including, without limitation, state franchise and similar Taxes and foreign withholding Taxes, (ii) Interest Expense (and to the extent not included in Interest Expense, (x) all cash dividend payments (excluding items eliminated in consolidation) on any series of preferred stock or Disqualified Stock and (y) costs of surety bonds in connection with financing activities) of Parent and the Subsidiaries for such period (net of interest income of Parent and its Subsidiaries for such period), (iii) depreciation and amortization expenses of Parent and the Subsidiaries for such period including, without limitation, the amortization of intangible assets, deferred financing fees and Capitalized Software Expenditures and amortization of unrecognized prior service costs and actuarial gains and losses related to pensions and other post-employment benefits, (iv) any costs, fees, expenses or charges (other than depreciation or amortization expense as described in the preceding clause (iii)) related to the Transactions and any issuance of Equity Interests, In- vestment, acquisition, disposition, recapitalization or the incurrence, modification or repayment of Indebt- edness permitted to be incurred by this Agreement (including a refinancing thereof) (whether or not suc- cessful), including any amendment or other modification of the Obligations or other Indebtedness, (v) business optimization expenses and other restructuring charges, reserves, expenses or accruals (which, for the avoidance of doubt, shall include, without limitation, those related to optimization programs, operating improvements, cost savings initiatives, facility closure, facility consolidations, reten- tion, severance, systems establishment costs, contract termination costs, future lease commitments and ex- cess pension charges), (vi) any other non-cash charges (excluding the write off of any receivables or inventory); pro- vided, that, for purposes of this subclause (vi) of this clause (a), any non-cash charges or losses shall be treated as cash charges or losses in any subsequent period during which cash disbursements attributable thereto are made (but excluding, for the avoidance of doubt, amortization of a prepaid cash item that was paid in a prior period), (vii) any costs or expense incurred pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or share- holder agreement, to the extent that such cost or expenses are funded with cash proceeds contributed to the capital of Parent or net cash proceeds of an issuance of Equity Interests of Parent (other than Disqualified Stock) solely to the extent that such net cash proceeds are excluded from the calculation of the Cumulative Credit, and (viii) any deductions (less any additions) attributable to minority interests except, in each case, to the extent of cash paid (or received), minus (b) the sum of (without duplication and to the extent the amounts described in this clause (b) increased such Consolidated Net Income for the respective period for which EBITDA is being determined) non-cash items increas- ing Consolidated Net Income of Parent and the Subsidiaries for such period (but excluding the recognition of de- ferred revenue or any such items (x) in respect of which cash was received in a prior period or will be received in a future period or (y) which represent the reversal of any accrual of, or cash reserve for, anticipated cash charges that reduced EBITDA in any prior period).

-17- For purposes of determining EBITDA under this Agreement, before giving effect, on a Pro Forma Basis, to any relevant transaction (within the meaning of the definition of “Pro Forma Basis”) occurring after the Closing Date, EBITDA for the fiscal quarter ended December 31, 2021 shall be deemed to be $66,653,674, EBITDA for the fiscal quarter ended March 31, 2022 shall be deemed to be $64,611,849, EBITDA for the fiscal quarter ended June 30, 2022 shall be deemed to be $64,485,967 and EBITDA for the fiscal quarter ended September 30, 2022 shall be deemed to be $67,106,215. “EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any fi- nancial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechten- stein, and Norway and any other state that is a member of the European Economic Area. “EEA Resolution Authority” shall mean any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Person” shall mean any person other than (i) Parent or any of its Affiliates, (ii) a natural person or any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person, (iii) any Defaulting Lender or (iv) an Ineligible Institution. “EMU” shall mean the economic and monetary union in accordance with the Treaty of Rome 1957, as amended by the Single European Act 1986, the Maastricht Treaty of 1992 and the Amsterdam Treaty of 1998. “EMU Legislation” shall mean the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency. “Environment” shall mean ambient and indoor air, surface water and groundwater (including potable wa- ter), the land surface or subsurface strata, natural resources such as flora and fauna, and wetlands, the workplace or as otherwise defined in any Environmental Law. “Environmental Laws” shall mean all applicable laws (including common law), rules, regulations, codes, ordinances, orders, decrees or judgments, promulgated or entered into by any Governmental Authority, relating in any way to the Environment, the generation, management, Release or threatened Release of, or exposure to, any Hazardous Material or to human health and safety (to the extent relating to the Environment or Hazardous Materi- als). “Equity Interests” of any person shall mean any and all shares, interests, rights to purchase or otherwise acquire, warrants, options, participations or other equivalents of or interests in (however designated) equity or own- ership of such person, including any preferred stock, any limited or general partnership interest and any limited lia- bility company membership interest, and any securities or other rights or interests convertible into or exchangeable for any of the foregoing; provided that Equity Interests shall not include any debt securities that are convertible into or exchangeable for any Equity Interests. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time and any final regulations promulgated and the rulings issued thereunder. “ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with Parent or a Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414(m) or (o) of the Code.

-18- “ERISA Event” shall mean (a) any Reportable Event or the requirements of Section 4043(b) of ERISA ap- ply with respect to a Plan; (b) the failure to meet the minimum funding standard under Section 412 of the Code or Section 302 of ERISA with respect to a Plan, whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Plan or the failure to make any required contribution to a Multiemployer Plan; (d) the incurrence by Parent, any of its Subsidiaries or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan or Multiemployer Plan; (e) the receipt by Parent, any of its Subsidiaries or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or to appoint a trustee to administer any Plan under Section 4042 of ERISA; (f) the incurrence by Parent, any of its Subsidiaries or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan (including a ces- sation of operations that is treated as a withdrawal under Section 4062(e) of ERISA) or Multiemployer Plan; (g) the receipt by Parent, any of its Subsidiaries or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from Parent, any of its Subsidiaries or any ERISA Affiliate of any notice, concerning the impending imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA; or (h) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to any Plan. “Erroneous Payment” shall have the meaning set forth in Section 8.18(a). “Erroneous Payment Deficiency Assignment” shall have the meaning set forth in Section 8.18(d). “Erroneous Payment Impacted Class” shall have the meaning set forth in Section 8.18(d). “Erroneous Payment Return Deficiency” shall have the meaning set forth in Section 8.18(d). “Erroneous Payment Subrogation Rights” shall have the meaning set forth in Section 8.18(d). “EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Euro” shall mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation. “Event of Default” shall have the meaning assigned to such term in Section 7.01. “Excess Cash Flow” shall mean, with respect to Parent and the Subsidiaries on a consolidated basis for any Excess Cash Flow Period, EBITDA of Parent and the Subsidiaries on a consolidated basis for such Excess Cash Flow Period, minus, without duplication, (a) Cash Interest Expense of Parent and the Subsidiaries for such Excess Cash Flow Period, (b) permanent repayments or prepayments of any Indebtedness (other than repayments of revolving loans unless accompanied by a corresponding permanent reduction in revolving commitments) made in cash by Parent or any Subsidiary during such Excess Cash Flow Period (other than any mandatory or voluntary prepayment or open market prepayments or Auction Prepayments of the Loans pursuant to Section 2.12(g)), but only to the extent that the Indebtedness so prepaid cannot be reborrowed or redrawn and such prepayments do not occur in connection with a refinancing of all or any portion of such Indebted- ness, (c) (i) Capital Expenditures by Parent and the Subsidiaries on a consolidated basis that are paid in cash during such Excess Cash Flow Period or that will be paid in cash within six months after the close of such Excess Cash Flow Period, (ii) Capitalized Software Expenditures that are paid in cash during such Excess Cash Flow Period or that will be paid in cash within six months after the close of such Excess Cash Flow Period, and (iii) the aggregate consideration in respect of Permitted Business Acquisitions and

-19- other Investments permitted hereunder that are paid in cash during such Excess Cash Flow Period or that will be paid in cash within six months after the close of such Excess Cash Flow Period, in each case, but only to the extent such Capital Expenditures, Capitalized Software Expenditures, Permitted Business Ac- quisitions and other Investments are not funded with the proceeds of any long-term Indebtedness (other than any Revolving Facility Loan or Swingline Loan); provided, that with respect to any such amounts to be paid after the close of such Excess Cash Flow Period, (x) any amount so deducted shall not be deducted again in a subsequent Excess Cash Flow Period, and (y) appropriate reserves shall have been established in accordance with GAAP, (d) Taxes paid in cash by Parent and the Subsidiaries on a consolidated basis during such Excess Cash Flow Period or that will be paid within six months after the close of such Excess Cash Flow Period; provided, that with respect to any such amounts to be paid after the close of such Excess Cash Flow Period, (i) any amount so deducted shall not be deducted again in a subsequent Excess Cash Flow Period, and (ii) appropriate reserves shall have been established in accordance with GAAP, (e) an amount equal to any increase in Working Capital of Parent and the Subsidiaries for such Excess Cash Flow Period, (f) amounts paid in cash during such Excess Cash Flow Period on account of (A) items that were accounted for as non-cash reductions of Net Income in determining Consolidated Net Income or as non-cash reductions of Consolidated Net Income in determining EBITDA of Parent and the Subsidiaries in a prior Excess Cash Flow Period and (B) reserves or accruals established in purchase accounting, (g) to the extent not deducted in the computation of Net Proceeds in respect of any asset dis- position or condemnation giving rise thereto, the amount of any mandatory prepayment of Indebtedness (other than Indebtedness created hereunder or under any other Loan Document), together with any interest, premium or penalties required to be paid (and actually paid) in connection therewith, (h) Restricted Payments (x) made in cash pursuant to Sections 6.06(c), (f), (g), (h) and (i) during such Excess Cash Flow Period or (y) declared during such Excess Cash Flow Period and made (or to be made) under Section 6.06(h), and (i) the amount related to items that were added to or not deducted from Net Income in calcu- lating Consolidated Net Income or were added to or not deducted from Consolidated Net Income in calcu- lating EBITDA to the extent such items represented a cash payment (which had not reduced Excess Cash Flow upon the accrual thereof in a prior Excess Cash Flow Period), or an accrual for a cash payment, by Parent and the Subsidiaries or did not represent cash received by Parent and the Subsidiaries, in each case on a consolidated basis during such Excess Cash Flow Period, plus, without duplication, (j) an amount equal to any decrease in Working Capital for such Excess Cash Flow Period, (k) all amounts referred to in clauses (b) and (c) above to the extent funded with the proceeds of the sale or issuance of any Equity Interests (including any capital contributions) and any loss, damage, destruction or condemnation of, or any sale, transfer or other disposition (including any sale and leaseback of assets and any mortgage or lease of Real Property) to any person of any asset or assets, in each case to the extent there is a corresponding deduction from Excess Cash Flow above, (l) any extraordinary or nonrecurring gain realized in cash during such Excess Cash Flow Period (except to the extent such gain consists of Net Proceeds subject to Section 2.12(b)), (m) to the extent deducted in the computation of EBITDA, cash interest income,

-20- (n) the amount related to items that were deducted from or not added to Net Income in con- nection with calculating Consolidated Net Income or were deducted from or not added to Consolidated Net Income in calculating EBITDA to the extent either (i) such items represented cash received by Parent or any Subsidiary or (ii) such items do not represent cash paid by Parent or any Subsidiary, in each case on a consolidated basis during such Excess Cash Flow Period, and (o) any amounts not actually paid in a subsequent Excess Cash Flow Period within six months after the close of such Excess Cash Flow Period in which such expenditures were deducted from Excess Cash Flow pursuant to clauses (c) or (h)(y) above. For the avoidance of doubt, Excess Cash Flow shall not be calculated on a Pro Forma Basis. “Excess Cash Flow Period” shall mean each fiscal year of Parent, commencing with the fiscal year ending December 31, 2023. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time and any successor thereto. “Excluded Indebtedness” shall mean all Indebtedness not incurred in violation of Section 6.01 (other than Refinancing Term Loans and Indebtedness incurred pursuant to Section 6.01(r)(i)). “Excluded Jurisdiction” shall mean China, Venezuela, Uruguay, Argentina and such other jurisdictions as agreed by the Borrower and the Administrative Agent in writing from time to time; provided that Borrower, in its sole discretion, may cause any Subsidiary that is organized in an Excluded Jurisdiction to become a Guarantor in accordance with the definition thereof and thereafter such Subsidiary shall not constitute a Subsidiary organized in an “Excluded Jurisdiction” (unless released from its obligations under its Guarantee in accordance with the terms thereof and hereof). “Excluded Property” shall have the meaning assigned to such term in the Collateral Agreement. “Excluded Subsidiary” shall mean (a) any Unrestricted Subsidiary, (b) subject to Section 9.18(a), any sub- sidiary that is not a Wholly-Owned Subsidiary on the Closing Date or at the time of its acquisition or formation (for so long as such Subsidiary remains a non-Wholly-Owned Subsidiary), (c) any Subsidiary to the extent excluded by the application of the Agreed Security Principles, (d) any Subsidiary that is prohibited or restricted by applicable Law or by a binding contractual obligation existing on the Closing Date or at the time of the acquisition or formation of such Subsidiary (and not incurred in contemplation of such acquisition or formation) (any such contractual obli- gation, a “Contractual Obligation”) from providing a Guarantee (provided that such Contractual Obligation is not entered into by Parent or its Subsidiaries principally for the purpose of qualifying as an “Excluded Subsidiary” under this definition) or if such Guarantee would require governmental (including regulatory) or third party (other than a Loan Party or a controlled Affiliate of a Loan Party) consent, approval, license or authorization, (e) any special pur- pose securitization vehicle (or similar entity) created pursuant to a transaction permitted under this Agreement, (f) any Subsidiary that is a not-for-profit organization, (g) any Captive Insurance Subsidiary, (h) any other Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent (confirmed in writing by notice to Parent), the cost or other consequences (including any adverse tax consequences) of providing the Guarantee shall be excessive in view of the benefits to be obtained by the Lenders therefrom and (i) any Immaterial Subsidiary (ex- cept to the extent necessary to comply with the Guarantor Coverage Test as provided in, and within the time periods set forth in, Section 6.11 hereof); provided that Borrower may, with the consent of the Administrative Agent (not to be unreasonably withheld, conditioned or delayed), cause any Subsidiary that qualifies as an Excluded Subsidiary under the clauses above to become a Guarantor in accordance with the definition thereof and thereafter such Subsid- iary shall not constitute an “Excluded Subsidiary” (unless released from its obligations under its Guarantee in ac- cordance with the terms thereof and hereof). “Excluded Swap Obligation” shall mean, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security inter-

-21- est to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Ex- change Act (or the application or official interpretation thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 3 of the Guarantee Agreement, any other keepwell, support, or other agreement for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Specified Loan Parties) at the time the Guarantee of such Guarantor becomes effective with respect to such Swap Obligation. If a Swap Obli- gation arises under a master agreement governing more than one swap, such exclusion shall apply only to the por- tion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or be- comes illegal. “Excluded Taxes” shall mean, with respect to any Recipient, the following Taxes: (a) Taxes imposed on (or measured by) its net income or franchise Taxes imposed on (or measured by) its overall gross income by a jurisdiction as a result of such Recipient being organized or having its principal office located in or, in the case of any Lender, having its applicable Lending Office lo- cated in, such jurisdiction (or any political subdivision thereof) or that are Other Connection Taxes, (b) any Taxes in the nature of the branch profits tax imposed by Section 884(a) of the Code that is imposed by any jurisdiction described in clause (a) above, (c) with respect to any Lender, any Puerto Rican withholding Tax imposed by reason of such Lender being considered a related person with respect to the Borrower, as such relationship is defined in sections 1010.05, 1062.08, 1062.11, 1091.01 and 1092.01 of the PR Code, (d) any withholding Tax that is attributable to such Recipient’s failure to comply with Sec- tion 2.18(e) and (f), and (e) any Taxes imposed pursuant to FATCA. “Existing Class” shall mean a Class of Existing Term Loans or a Class of Existing Revolving Commit- ments. “Existing Credit Agreement” shall mean the Credit Agreement, dated as of November 27, 2018, as amended or otherwise modified prior to the Closing Date, among the Borrower, Parent, the lenders and other per- sons party thereto and Bank of America, N.A., as administrative agent and collateral agent for such lenders. “Existing Letters of Credit” shall mean the Letters of Credit originally issued under the Existing Credit Agreement and set forth on Schedule 1.01B. “Existing Revolving Commitments” shall have the meaning assigned to such term in Section 2.23(b). “Existing Term Loans” shall have the meaning assigned to such term in Section 2.23(a). “Extended Class” shall mean a Class of Extended Term Loans or a Class of Extended Revolving Commit- ments. “Extended Revolving Commitments” shall have the meaning assigned to such term in Section 2.23(b). “Extended Term Loans” shall have the meaning assigned to such term in Section 2.23(a). “Extending Lender” shall have the meaning assigned to such term in Section 2.23(c). “Extension Effective Date” shall have the meaning assigned to such term in Section 2.23(c). “Extension Election” shall have the meaning assigned to such term in Section 2.23(c).

-22- “Extension Request” shall mean a Revolving Extension Request or a Term Extension Request. “Facility” shall mean the respective facility and commitments utilized in making Loans and credit exten- sions hereunder, it being understood that (i) as of the Closing Date there are two Facilities, i.e., the Term A Facility and the Revolving Facility (and no Incremental Term Facility), (ii) as of the First Amendment Effective Date there are three Facilities, i.e., the Term A Facility, the Revolving Facility and the Incremental Term B Loan Facility and (iii) thereafter, may include any Incremental Term Facility, any Class of Refinancing Term Loans and any Class of Replacement Revolving Commitments. “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations promulgated thereunder or official interpretations thereof and any agreements en- tered into pursuant to current Section 1471(b)(1) of the Code (or any amended or successor version described above) and any intergovernmental agreement or treaty (and any related law, regulation or official administrative guidance) among Governmental Authorities implementing such Sections of the Code. “Federal Funds Rate” shall mean, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Truist Bank on such day on such transactions as deter- mined by the Administrative Agent. “Fee Letter” shall mean that certain Second Amended and Restated Agency Fee Letter dated October 30, 2023 by and among Parent, Truist Securities, Inc. and Truist Bank, as Agent. “Fees” shall mean the Commitment Fees, the L/C Participation Fees, the L/C Issuer Fees and the Adminis- trative Agent Fees. “Fifth Amendment” shall mean the Fifth Amendment to the Credit Agreement, dated as of the Fifth Amendment Effective Date, among Parent, Borrower, the other Loan Parties party thereto, the Administrative Agent, the Collateral Agent and the Incremental Term B Lenders party thereto. “Fifth Amendment Arrangers” shall have the meaning assigned to such term in the Fifth Amendment. “Fifth Amendment Effective Date” shall mean November 25, 2025. “Financial Officer” of any person shall mean the Chief Financial Officer, principal accounting officer, Treasurer, Assistant Treasurer or Controller of such person. “Financial Performance Covenant” shall mean the covenant set forth in Section 6.10. “First Amendment” shall mean the First Amendment to the Credit Agreement, dated as of the First Amend- ment Effective Date, among Parent, Borrower, the other Loan Parties party thereto, the Administrative Agent, the Collateral Agent and the Incremental Term B Lenders party thereto. “First Amendment Acquisition” shall have the meaning assigned to such term in the First Amendment. “First Amendment Arrangers” shall have the meaning assigned to such term in the First Amendment. “First Amendment Effective Date” shall mean October 30, 2023.

-23- “FIRREA” shall mean the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended. “First Lien Intercreditor Agreement” shall mean an intercreditor agreement among the holders of First Lien Obligations or their representatives, substantially in the form of Exhibit J, with such changes thereto as may be agreed by the Administrative Agent. “First Lien Obligations” shall mean the Obligations and the Other First Lien Obligations (if any). “First Lien Secured Net Debt” at any date shall mean (a) the aggregate principal amount of Consolidated Debt of Parent and its Subsidiaries outstanding at such date determined in accordance with GAAP (but subject to Section 1.03 and after giving effect to all incurrences and repayment of all Indebtedness on such date) that consists of, without duplication, (i) Capital Lease Obligations, (ii) Disqualified Stock and (iii) Indebtedness for borrowed money that in each case is then secured by Liens on property or assets of Parent or its Subsidiaries constituting Col- lateral (other than property or assets held in a defeasance or similar trust or arrangement for the benefit of the In- debtedness secured thereby) on a pari passu basis with the Obligations hereunder, less (b) unrestricted cash and cash equivalents (determined in accordance with GAAP) of Parent and its Subsidiaries at such date (after giving effect to all transactions to occur on such date) in excess of $25,000,000. “First Lien Secured Net Leverage Ratio” shall mean, on any date, the ratio of (a) First Lien Secured Net Debt on a Pro Forma Basis as of the last day of the Test Period most recently ended as of such date to (b) EBITDA on a Pro Forma Basis for the Test Period most recently ended as of such date, all determined on a consolidated basis. “Flood Insurance Laws” shall mean, collectively, (i) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto, and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto. “Floor” shall mean (i) with respect to the Term A Loans and the Revolving Facility Loans, a rate of interest equal to 0.00% and (ii) with respect to the Incremental Term B Loans, a rate of interest equal to 0.50%. “Fourth Amendment” shall mean the Fourth Amendment to Credit Agreement, dated as of the Fourth Amendment Effective Date, among Parent, the Borrower, the other Loan Parties party thereto, the Lenders and other Persons party thereto and the Administrative Agent. “Fourth Amendment Arrangers” shall have the meaning assigned to such term in the Fourth Amendment. “Fourth Amendment Effective Date” shall mean August 12, 2025. “Fronting Exposure” shall mean at any time there is a Defaulting Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Revolving Facility Percentage of the outstanding L/C Obligations other than L/C Obliga- tions as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Revolving Facility Percentage of Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. “GAAP” shall mean generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis, subject to the provisions of Section 1.03. “Global Intercompany Note” shall mean a promissory note executed by Parent and the Subsidiaries, sub- stantially in the form of Exhibit K.

-24- “Governmental Authority” shall mean any federal, state, commonwealth, provincial, municipality, local or foreign court or governmental agency, authority, instrumentality or regulatory or legislative body (for the avoidance of doubt, “Governmental Authority” shall include any court or governmental agency, authority, instrumentality or regulatory or legislative body of the Commonwealth of Puerto Rico and any subdivision thereof). “Guarantee” of or by any person (the “guarantor”) shall mean (a) any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another person (the “primary obligor”) in any manner, whether directly or in- directly, and including any obligation of the guarantor, direct or indirect, (i) to purchase or pay (or advance or sup- ply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) entered into for the purpose of assuring in any other manner the holders of such Indebtedness or other obligation of the payment thereof or to protect such holders against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of the guarantor securing any Indebtedness (or any existing right, contingent or otherwise, of the holder of Indebted- ness to be secured by such a Lien) of any other person, whether or not such Indebtedness or other obligation is as- sumed by the guarantor; provided, however, the term “Guarantee” shall not include endorsements for deposit or col- lection in the ordinary course of business or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted by this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the Indebtedness in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such person is re- quired to perform thereunder) as determined by such person in good faith. “Guarantee Agreement” shall mean (i) the Guarantee Agreement, dated as of the Closing Date, among the Loan Parties party thereto and the Administrative Agent, substantially in the form of Exhibit G, and (ii) any addi- tional guarantee agreement governed by the laws of a non-U.S. jurisdiction in accordance with the Agreed Security Principles. “guarantor” shall have the meaning assigned to such term in the definition of the term “Guarantee.” “Guarantor Coverage Test” means, at any date of determination, the requirement that, the aggregate Con- solidated Total Assets and EBITDA (in each case, calculated on the same basis as for all other purposes under this Agreement (but on an unconsolidated basis in the case of Parent only) and excluding goodwill, all intra group items and Investments in Subsidiaries) of the Loan Parties on a Pro Forma Basis as of the last day of the most recently ended Test Period, equals or exceeds 80% of Consolidated Total Assets and 80% EBITDA of Parent and its Wholly- Owned Subsidiaries on a Pro Forma Basis, respectively; provided that, for the purposes of calculating the Guarantor Coverage Test only, (i) to the extent any Loan Party generates negative EBITDA or Consolidated Total Assets, such Loan Party shall be deemed to have zero EBITDA or Consolidated Total Assets, for the purpose of calculating the numerator of the Guarantor Coverage Test and (ii) the calculation of EBITDA and Consolidated Total Assets shall disregard the EBITDA and Consolidated Total Assets of any Person organized in an Excluded Jurisdiction (unless, for the avoidance of doubt, such Person is a Loan Party). “Guarantors” shall mean, collectively, (a) Parent, (b) the Subsidiary Loan Parties and (c) with respect to the payment and performance of the Secured Obligations (other than of the Borrower), the Borrower. “Hazardous Materials” shall mean all pollutants, contaminants, wastes, chemicals, materials, substances and constituents, including, without limitation, explosive or radioactive substances or petroleum or petroleum distil- lates, asbestos or asbestos containing materials, polychlorinated biphenyls or radon gas, of any nature subject to reg- ulation, or which can give rise to liability under, any Environmental Law. “ISP” shall mean the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time).

-25- “Immaterial Subsidiary” shall mean any subsidiary that, together with its subsidiaries, did not (a) have as- sets with an aggregate value in excess of 5.0 % of the Consolidated Total Assets as of the last day of the fiscal quar- ter of Parent most recently ended or EBITDA (for such subsidiary and its subsidiaries) representing in excess of 5.0% of EBITDA (for Parent and the Subsidiaries on a consolidated basis) for the Test Period most recently ended or (b) taken together with all other Immaterial Subsidiaries, have assets with an aggregate value in excess of 10.0% of Consolidated Total Assets as of the last day of the fiscal quarter of Parent most recently ended or EBITDA repre- senting in excess of 10.0% of EBITDA (for Parent and the Subsidiaries on a consolidated basis) for the Test Period most recently ended. “Increased Amount” of any Indebtedness means any increase in the amount of such Indebtedness in con- nection with any accrual of interest, the accretion of accreted value, the amortization of original issue discount or deferred financing fees, the payment of interest or dividends in the form of additional Indebtedness (with terms that are, taken as a whole, not more favorable to the applicable creditors than the terms of such Indebtedness, as reasona- bly determined by Parent or Borrower in good faith) or in the form of Equity Interests, as applicable, the accretion of original issue discount or liquidation preference and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies. “Incremental Amount” shall mean, on or after the Closing Date, the sum of (a) the greater of (X) $265,000,000 and (Y) 100% of EBITDA on a Pro Forma Basis for the Test Period most recently ended, plus (b) the amount of any voluntary prepayment of any Term Loans (including the amount of actual cash expended in connec- tion with any Auction Prepayment pursuant to Section 2.12(g)) and/or any permanent reduction of the Revolving Facility Commitments; provided that the relevant prepayment or reduction is not funded with the proceeds of any long-term Indebtedness (other than any Revolving Facility Loan or Swingline Loan), plus (c) the maximum princi- pal amount of Indebtedness that may be incurred at such time that would not cause the First Lien Secured Net Lev- erage Ratio on a Pro Forma Basis to exceed 3.25 to 1.00; provided that in calculating the First Lien Secured Net Leverage Ratio for purposes of this definition only, (i) the commitments under any then proposed Additional Re- volving Commitments (if any) shall be assumed to be fully drawn and (ii) the cash proceeds of any Incremental Commitments incurred on such date shall be excluded in the calculation of the First Lien Secured Net Leverage Ra- tio. The Borrower may select use of the Incremental Amount between clauses (a), (b) and (c) in such order as it de- termines (which shall be specified in the applicable Additional Credit Extension Amendment) and, in the case of a concurrent use of clauses (a) or (b) and clause (c), the amount utilized under clause (a) or (b) shall not be required to be given pro forma effect in calculating the First Lien Secured Net Leverage Ratio in clause (c). The Borrower may redesignate any Indebtedness originally designated as incurred under clause (a) or (b) as having been incurred under clause (c), so long as at the time of such redesignation, the Borrower would be permitted to incur under clause (c) the aggregate principal amount of indebtedness being so redesignated (for purposes of clarity, with any such redesig- nation having the effect of increasing the Borrower’s ability to incur indebtedness under clause (a) or (b) as of the date of such redesignation by the amount of indebtedness so redesignated). “Incremental Commitments” shall mean the Additional Revolving Commitments, the Additional Term Loan Commitments, the Other Term A Loan Commitments and the Term B Loan Commitments (including, for the avoidance of doubt, the Incremental Term B Loan Commitments). “Incremental Commitments Effective Date” shall have the meaning assigned to such term in Section 2.22(b). “Incremental Equivalent Debt” shall mean Indebtedness of a Loan Party in the form of notes issued in a public or private offering; provided that (i) such Indebtedness shall be secured by the Collateral on a pari passu basis with the Secured Obligations and shall be subject to the First Lien Intercreditor Agreement, (ii) the terms of such Indebtedness shall not provide for any scheduled repayment, mandatory redemption or sinking fund obligations prior to the then Latest Maturity Date (other than customary offers to repurchase upon a change of control, asset sale or event of loss (so long as, in the case of a change of control offer to purchase provision, a change of control would not be triggered thereunder unless a Change of Control is also triggered hereunder, and in the case of an asset sale or event of loss offer to purchase provision, the net proceeds of any asset sale are permitted to be applied to the prepay- ment of the Loans on a not less than ratable basis than such Indebtedness) and customary acceleration rights after an event of default) and (iii) the covenants, events of default, guarantees and other terms of such Indebtedness (other than pricing and redemption premiums), taken as a whole, shall not be more restrictive to Parent and the Subsidiaries than those set forth in this Agreement; provided that a certificate of a Financial Officer of Parent delivered to the Administrative Agent in good faith at least three Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that Parent has determined in good faith that such terms and conditions satisfy the requirement in this clause (iii) shall be conclusive evidence that such terms and conditions satisfy the requirement in this clause (iii).

"Incremental Term Facility" shall mean the Incremental Term Loan Commitments and the Incremental Term Loans made hereunder.

"Incremental Term Facility Maturity Date" shall mean, with respect to any series or tranche of Incremental Term Loans established pursuant to an Additional Credit Extension Amendment, the maturity date for such series or tranche as set forth in such Additional Credit Extension Amendment (including, for the avoidance of doubt, the Incremental Term B Loan Facility Maturity Date).

"Incremental Term A Loan Commitments" shall mean with respect to each Lender, the commitment of such Lender to make Term A Loans as set forth in Section 2.01(a)(ii). The initial amount of each Lender's Incremental Term A Loan Commitment is set forth on Annex 1-A to the First Amendment, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Incremental Term A Loan Commitment, as applicable. The aggregate amount of the Incremental Term A Loan Commitments on the First Amendment Effective Date is $60,000,000.

"Incremental Term B Lender" shall mean a Lender with an Incremental Term B Loan Commitment or an outstanding Incremental Term B Loan.

"Incremental Term B Loan Commitments" shall mean with respect to each Lender, the commitment of such Lender to make Incremental Term B Loans as set forth in Section 2.01. The initial amount of each Lender's Incremental Term B Loan Commitment is set forth on Annex 1-B to the First Amendment, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Incremental Term B Loan Commitment, as applicable. For the avoidance of doubt, the Incremental Term B Loan Commitments shall include the 2025 Incremental Term B Loan Commitments **and the 2026 Incremental Term B Loan Commitments**.

"Incremental Term B Loan Facility" shall mean the Incremental Term B Loan Commitments and the Incremental Term B Loans made hereunder.

"Incremental Term B Loan Facility Maturity Date" shall mean October 30, 2030, the date that is seven years after the First Amendment Effective Date.

"Incremental Term B Loan Installment Date" shall have the meaning assigned to such term in Section 2.11(a)(ii).

"Incremental Term B Loans" shall mean the term loans made by the Lenders to the Borrower pursuant to Section 2.01(b). The aggregate amount of the Incremental Term B Loans on the ~~Fifth~~**Sixth** Amendment Effective Date is $~~690,000,000~~**875,000,000**.

"Incremental Term Lender" shall mean a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

"Incremental Term Loan Commitment" shall mean an Additional Term Loan Commitment, Other Term A Loan Commitment or Term B Loan Commitment (including, for the avoidance of doubt, the Incremental Term B Loan Commitment).

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-27- “Incremental Term Loan Installment Date” shall have, with respect to any series or tranche of Incremental Term Loans established pursuant to an Additional Credit Extension Amendment, the meaning assigned to such term in Section 2.11(a)(iii). “Incremental Term Loans” shall mean Term Loans made by one or more Lenders to the Borrower pursuant to Section 2.22. Incremental Term Loans may be made in the form of additional Term A Loans, or, to the extent permitted by Section 2.22 and provided for in the relevant Additional Credit Extension Amendment, Other Term A Loans or Term B Loans (including, for the avoidance of doubt, the Incremental Term B Loans). “Indebtedness” of any person shall mean, if and to the extent (other than with respect to clause (h) below) the same would constitute indebtedness or a liability in accordance with GAAP, without duplication, (a) all obliga- tions of such person for borrowed money, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person issued or assumed as the deferred purchase price of prop- erty or services (other than such obligations accrued in the ordinary course), to the extent the same would be re- quired to be shown as a long-term liability on a balance sheet prepared in accordance with GAAP, (d) all Capital Lease Obligations of such person, (e) all net payments that such person would have to make in the event of an early termination, on the date Indebtedness of such person is being determined, in respect of outstanding Swap Agree- ments, (f) the principal component of all obligations, contingent or otherwise, of such person as an account party in respect of letters of credit, (g) the principal component of all obligations of such person in respect of bankers’ ac- ceptances, (h) all Guarantees by such person of Indebtedness described in clauses (a) through (g) above and (i) the amount of all obligations of such person with respect to the redemption, repayment or other repurchase of any Dis- qualified Stock (excluding accrued dividends that have not increased the liquidation preference of such Disqualified Stock); provided, that Indebtedness shall not include (A) trade payables, accrued expenses and intercompany liabili- ties arising in the ordinary course of business, (B) prepaid or deferred revenue arising in the ordinary course of busi- ness, (C) purchase price holdbacks arising in the ordinary course of business in respect of a portion of the purchase prices of an asset to satisfy unperformed obligations of the seller of such asset or (D) earn-out obligations until such obligations become a liability on the balance sheet of such person in accordance with GAAP. The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner, other than to the extent that the instrument or agreement evidencing such Indebtedness expressly limits the liability of such per- son in respect thereof. “Indemnified Taxes” shall mean all Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document. “Indemnitee” shall have the meaning assigned to such term in Section 9.05(b). “Ineligible Institution” shall mean (x) the Persons identified in writing to the Joint Lead Arrangers by Par- ent as “Ineligible Institutions” prior to the general commencement of syndication or such later date approved by the Administrative Agent, and (y) any competitors of the Parent or its Subsidiaries identified in writing to the Adminis- trative Agent by Parent as “Ineligible Institutions” from time to time after the Closing Date, with the consent of the Administrative Agent (not to be unreasonably withheld or delayed); provided that (i) a Person shall cease to be an Ineligible Institution when Parent delivers a notice to such effect to the Administrative Agent, (ii) the addition of any Person as an Ineligible Institution after the Closing Date shall not be effective until the third Business Day after the Administrative Agent consents to the addition of such Person as an Ineligible Institution, (iii) the identification of any Person as an Ineligible Institution after the Closing Date shall not apply to retroactively disqualify any Person that was a Lender (including with respect to any pending trades) or a participant prior to the effectiveness of the ad- dition of such Person as an Ineligible Institution and (iv) any notice to the Administrative Agent adding or removing an Ineligible Institution shall be delivered to the Administrative Agent in accordance with Section 9.01 in order for such update to be effective. “Information” shall have the meaning assigned to such term in Section 3.14(a). “Information Memorandum” shall mean the Lender Presentation provided to the Lenders and the Private Supplement provided to the Lenders (other than Public Lenders), dated November 1, 2022. “Intellectual Property Rights” shall have the meaning assigned to such term in Section 3.22.

-28- “Interest Election Request” shall mean a request by the Borrower to convert or continue a Term Borrowing or Revolving Facility Borrowing in accordance with Section 2.08. “Interest Expense” shall mean, with respect to any person for any period, the sum of (a) gross interest ex- pense of such person for such period on a consolidated basis, including (i) the amortization of debt discounts, (ii) the amortization of all fees (including fees with respect to interest rate Swap Agreements) payable in connection with the incurrence of Indebtedness to the extent included in interest expense and (iii) the portion of any payments or ac- cruals with respect to Capital Lease Obligations allocable to interest expense and (b) capitalized interest of such per- son. For purposes of the foregoing, gross interest expense shall be determined after giving effect to any net pay- ments made or received and costs incurred by Parent and the Subsidiaries with respect to interest rate Swap Agree- ments, and interest on a Capital Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by Parent to be the rate of interest implicit in such Capital Lease Obligation in accordance with GAAP; provided that, for purposes of calculating Interest Expense, no effect shall be given to the discount and/or premium resulting from the bifurcation of derivatives under FASB ASC 815 and related interpretations as a result of the terms of the Indebtedness to which such Interest Expense relates. “Interest Payment Date” shall mean, (a) as to any SOFR Loan or Alternative Currency Loan, the last day of each Interest Period applicable to such Loan and the scheduled maturity date of such Loan; provided, however, that if any Interest Period for a SOFR Loan or an Alternative Currency Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any ABR Loan (including a Swingline Loan), the last Business Day of each March, June, September and De- cember and the scheduled maturity date of such Loan. “Interest Period” shall mean, as (i) to each SOFR Loan, the period commencing on the date such SOFR Loan is disbursed or converted to or continued as a SOFR Loan and ending on the date one, three or six months thereafter, as selected by Parent, (ii) to each Revolving Facility Loan that is an Alternative Currency Loan denomi- nated in Mexican Pesos, the period commencing on the date such Alternative Currency Loan is disbursed or con- verted to or continued as an Alternative Currency Loan and ending on the date 28 days or 91 days thereafter, as se- lected by Parent or Borrower, and (iii) to each other Alternative Currency Loan, the period commencing on the date such Alternative Currency Loan is disbursed or converted to or continued as an Alternative Currency Loan and end- ing on the date one, three or six months thereafter (subject to availability) or such other period that is requested by Parent or Borrower and consented to by all the Lenders of such Alternative Currency Loan, as selected by Parent or Borrower; provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Pe- riod) shall end on the last Business Day of the calendar month at the end of such Interest Period; (c) no Interest Period for any Loan shall extend beyond the maturity date of such Loan; and (d) no tenor that has been removed from this definition pursuant to Section 2.15(e) shall be available for specification in such Borrowing Request or Interest Election Request. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Inter- est Period. “Investment” shall have the meaning assigned to such term in Section 6.04. “ISP” shall mean, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

-29- “Issuer Documents” shall mean, with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) regarding the rights and obligations between the Borrower (or any Subsidiary) and the L/C Issuer in connection with the issuance of Letters of Credit. “Joint Bookrunners” shall mean (i) Truist Securities, Inc., Banco Popular de Puerto Rico, Citizens Bank, N.A., Fifth Third Bank, National Association and Firstbank Puerto Rico, in their capacities as joint bookrunners of the facilities hereunder on the Closing Date, (ii) the First Amendment Arrangers, (iii) the Second Amendment Ar- rangers, (iv) the Third Amendment Arrangers, (v) the Fourth Amendment Arrangers and, (vi) the Fifth Amendment Arrangers and (vii) the Sixth Amendment Arrangers. “Joint Lead Arrangers” shall mean (i) Truist Securities, Inc., Banco Popular de Puerto Rico, Citizens Bank, N.A., Fifth Third Bank, National Association and Firstbank Puerto Rico, in their capacities as joint lead arrangers of the facilities hereunder on the Closing Date, (ii) the First Amendment Arrangers, (iii) the Second Amendment Ar- rangers, (iv) the Third Amendment Arrangers, (v) the Fourth Amendment Arrangers and, (vi) the Fifth Amendment Arrangers and (vii) the Sixth Amendment Arrangers. “Junior Financing” shall have the meaning assigned to such term in Section 6.09(b). “Junior Lien Intercreditor Agreement” shall have the meaning assigned to such term in the definition of “Junior Liens.” “Junior Liens” shall mean Liens (other than Liens securing the Obligations) that are subordinated to the Liens granted under the Loan Documents on customary terms pursuant to an intercreditor agreement reasonably sat- isfactory to the Administrative Agent (a “Junior Lien Intercreditor Agreement”) (it being understood that Junior Liens are not required to be pari passu with other Junior Liens, and that Indebtedness secured by Junior Liens may have Liens that are senior in priority to, or pari passu with, or junior in priority to, other Liens constituting Junior Liens). “Latest Maturity Date” shall mean, at any time of determination, the latest of (i) the Latest Revolving Facil- ity Maturity Date, (ii) the Term A Facility Maturity Date, (iii) the Incremental Term B Facility Maturity Date, (iv) any other Incremental Term Facility Maturity Date and (v) the maturity date of any Refinancing Term Loans. “Latest Revolving Facility Maturity Date” shall mean, at any time of determination, the later of (i) the Re- volving Facility Maturity Date, (ii) the maturity date of any Extended Revolving Commitments and (iii) the maturity date of any Replacement Revolving Commitments. “L/C Alternative Currency” shall mean (i) Mexican Pesos and (ii) any other currency (other than Dollars) that is approved as an “L/C Alternative Currency” in accordance with Section 1.05. “L/C Credit Extension” shall mean, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof. “L/C Disbursement” shall mean any drawing or other payment made by the L/C Issuer under any Letter of Credit. “L/C Disbursement Participation” shall mean, with respect to each Lender, such Lender’s funding of its participation in any Unreimbursed L/C Disbursement in accordance with its Revolving Facility Percentage. All L/C Disbursement Participations shall be denominated in Dollars. “L/C Issuer” shall mean (i) with respect to the Existing Letters of Credit only, Bank of America, N.A., (ii) Truist Bank and (iii) any successor L/C Issuer pursuant to Section 2.05(l), 8.09 or 9.04(i). “L/C Issuer Fees” shall have the meaning assigned to such term in Section 2.13(b).

-30- “L/C Obligations” shall mean, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed L/C Disbursements. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.08. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.13 or 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “L/C Participation Fee” shall have the meaning assigned to such term in Section 2.13(b). “Lender” shall mean (i) each financial institution listed on Schedule 2.01 holding Commitments and/or Loans and (ii) each other Person that shall have become a “Lender” hereunder pursuant to Section 9.04, 2.22, 2.23 or 2.25 and holding Commitments and/or Loans, in each case, other than any such Person that has ceased to be a party hereto pursuant to an Assignment and Acceptance in accordance with Section 9.04 or upon Payment in Full of the Obligations held by such Person. “Lending Office” shall mean, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time no- tify the Borrower and the Administrative Agent, which office may include any Affiliate of such Lender or any do- mestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office. “Letter of Credit” shall mean any letter of credit issued hereunder, providing for the payment of cash upon the honoring of a presentation thereunder and including any Existing Letters of Credit. A Letter of Credit may be a commercial letter of credit or a standby letter of credit; provided, that no L/C Issuer shall be required to issue trade or commercial Letters of Credit without its prior written consent. Letters of Credit shall be issued in Dollars or in an Alternative Currency. “Letter of Credit Application” shall mean an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer. “Letter of Credit Commitment” shall mean, with respect to each L/C Issuer, the commitment of such L/C Issuer to issue Letters of Credit pursuant to Section 2.05. The amount of each L/C Issuer’s Letter of Credit Commit- ment is equal to the product of (i) the Letter of Credit Sublimit times (ii) a fraction, the numerator of which is such L/C Issuer’s Revolving Facility Commitment and the denominator of which is the aggregate amount of Revolving Facility Commitments of all L/C Issuers. “Letter of Credit Expiration Date” shall mean the day that is five Business Days prior to the Latest Revolv- ing Facility Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day). “Letter of Credit Sublimit” shall mean an amount equal to the lesser of (a) $60,000,000 and (b) the aggre- gate amount of the Revolving Facility Commitments. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Facility. “Lien” shall mean, with respect to any asset, (a) any mortgage, preferred mortgage, deed of trust, easement, right of way or other encumbrance on title to real property, lien, notice of claim of lien, hypothecation, pledge, charge, security interest or similar encumbrance in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; provided that in no event shall an operating lease or an agreement to sell be deemed to constitute a Lien. “Limited Condition Transaction” shall mean (a) any acquisition or similar Investment by one or more of Parent and its Subsidiaries permitted under this Agreement, in each case whose consummation is not conditioned on

-31- the availability of, or on obtaining, third-party financing, and (b) any repayment, repurchase or refinancing of In- debtedness with respect to which an irrevocable (which may be conditional) notice of repayment (or similar notice) is required to be delivered. “Loan Documents” shall mean this (i) Agreement, (ii) the Guarantee Agreement, (iii) the Letters of Credit, (iv) each Issuer Document, (v) the Security Documents, (vi) any Notes, (vii) any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.26, (viii) each Additional Credit Extension Amend- ment, (ix) amendments, supplements and joinders to the Loan Documents, (x) the First Amendment, (xi) the Second Amendment, (xii) the Third Amendment, (xiii) the Fourth Amendment and, (xiv) the Fifth Amendment, and (xv) the Sixth Amendment. “Loan Parties” shall mean Parent, the Borrower and the Subsidiary Loan Parties. “Loans” shall mean the Term A Loans, the Incremental Term B Loans, the Incremental Term Loans (if any), the Refinancing Term Loans (if any), the Revolving Facility Loans and the Swingline Loans. “Local Time” shall mean, with respect to a Loan or Borrowing made to the Borrower, New York City time (daylight or standard, as applicable). “Margin Stock” shall have the meaning assigned to such term in Regulation U. “Material Acquisition” shall mean (a) a Permitted Business Acquisition for which the aggregate cash and non-cash consideration (including assumed Indebtedness, the good faith estimate by Parent of the maximum amount of any deferred purchase price obligations (including any earn out payments) and Equity Interests) exceeds $100,000,000, or (b) a series of related Permitted Business Acquisitions in any twelve (12) month period, for which the aggregate cash and non-cash consideration (including assumed Indebtedness, the good faith estimate by Parent of the maximum amount of any deferred purchase price obligations (including any earn out payments) and Equity Interests) for all such Permitted Business Acquisitions exceeds $100,000,000; provided, that, for any Permitted Business Acquisition or series of Permitted Business Acquisitions to qualify as a “Material Acquisition”, the Ad- ministrative Agent shall have received (not fewer than ten (10) Business Days (or such lesser period of time as may be agreed to by the Administrative Agent in its sole discretion) prior to the consummation of such Permitted Busi- ness Acquisition or the last in a series of related Permitted Business Acquisitions) a Material Acquisition Election Certificate with respect to such Permitted Business Acquisition or series of Permitted Business Acquisitions. “Material Acquisition Election Certificate” shall mean a certificate of a Financial Officer of Parent, in form and substance reasonably satisfactory to the Administrative Agent, (a) certifying that the applicable Permitted Busi- ness Acquisition or series of related Permitted Business Acquisitions meet the criteria set forth in clause (a) or (b) (as applicable) of the definition of “Material Acquisition”, and (b) notifying the Administrative Agent that Parent has elected to treat such Permitted Business Acquisition or series of related Permitted Business Acquisitions as a “Material Acquisition.” “Material Adverse Effect” shall mean (i) a material adverse effect on the business, property, operations or condition (financial or otherwise) of Parent and its Subsidiaries, taken as a whole, or (ii) an adverse effect on the validity or enforceability of any of the Loan Documents or the rights and remedies of the Agents and the Lenders thereunder. “Material Indebtedness” shall mean Indebtedness (other than Loans and Letters of Credit) of any one or more of Parent or any Subsidiary in an aggregate principal amount exceeding the greater of (x) $67,500,000 and (y) 25% of the EBITDA on a Pro Forma Basis for the Test Period most recently ended. “Material Intellectual Property” shall mean any intellectual property that is material to the operation of the business of the Borrower and its Subsidiaries, taken as a whole. “Material Subsidiary” shall mean any Subsidiary other than Immaterial Subsidiaries. For the avoidance of doubt, the Borrower is a Material Subsidiary.

-32- “Maximum Rate” shall have the meaning assigned to such term in Section 9.09. “Merchant Agreement” shall mean any contract entered into with a merchant relating to the provision of Merchant Services. “Merchant Services” shall mean services provided to merchants relating to the authorization, transaction capture, settlement, chargeback handling and Internet-based transaction processing of credit, debit, stored-value and loyalty card and other payment transactions (including provision of point of service devices and other equipment necessary to capture merchant transactions and other ancillary services). “Minimum Collateral Amount” shall mean, at any time, (i) with respect to Cash Collateral consisting of cash, deposit or other account balances or other security provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Lender, an amount equal to 105% of the Fronting Exposure of the L/C Issuer with re- spect to Letters of Credit issued and outstanding at such time, (ii) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.26(a)(i), an amount equal to 105% of the Outstanding Amount of all L/C Obligations, and (iii) otherwise, an amount determined by the Adminis- trative Agent and the L/C Issuer in their sole discretion. “Moody’s” shall mean Moody’s Investors Service, Inc. “Mortgaged Properties” shall mean the Owned Real Properties owned by any Loan Party that are encum- bered by a Mortgage pursuant to Section 5.10. “Mortgages” shall mean, collectively, the mortgages, trust deeds, deeds of trust, deeds to secure debt, as- signments of leases and rents, charges and other security documents delivered with respect to Mortgaged Properties in a form and substance reasonably acceptable to the Administrative Agent, as amended, supplemented or otherwise modified from time to time. “Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which Parent or any Subsidiary or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code Section 414) is making or accruing an obligation to make contributions, or has within any of the preceding six plan years made or accrued an obligation to make contributions. “Net Income” shall mean, with respect to any person, the net income (loss) attributable to such person’s common stockholders, determined in accordance with GAAP. “Net Proceeds” shall mean: (a) 100% of the cash proceeds actually received by Parent or any Subsidiary (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receiva- ble or purchase price adjustment receivable or otherwise and including casualty insurance settlements and condemnation awards, but only as and when received) from any Asset Sale pursuant to Section 6.05(e) or (q), net of (i) attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance pre- miums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, required debt payments and required payments of other obligations relating to the applicable asset to the extent such debt or obligations are secured by a Lien permitted hereunder (other than pursuant to the Loan Documents) on such asset, other customary expenses and brokerage, consultant and other customary fees actually in- curred in connection therewith, (ii) Taxes paid or payable as a result thereof, and (iii) the amount of any reasonable reserve established in accordance with GAAP against any adjustment to the sale price or any liabilities (other than any taxes deducted pursuant to clause (i) above) (x) related to any of the applicable assets and (y) retained by Parent or any Subsidiary including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations; pro- vided, that, if Parent shall deliver a certificate of a Responsible Officer of Parent to the Administrative Agent promptly following receipt of any such proceeds setting forth Parent’s intention to use any portion of

-33- such proceeds, to acquire, maintain, develop, construct, improve, upgrade or repair assets useful in the busi- ness of Parent and the Subsidiaries or to make Permitted Business Acquisitions and other Investments per- mitted hereunder (except for Permitted Investments or intercompany Investments in Subsidiaries), in each case within 15 months of such receipt, such portion of such proceeds shall not constitute Net Proceeds ex- cept to the extent not, within 15 months of such receipt, so used or contractually committed to be so used (it being understood that if any portion of such proceeds are not so used within such 15 month period but within such 15 month period are contractually committed to be used, then such remaining portion if not so used within 21 months of such receipt shall constitute Net Proceeds as of such date without giving effect to this proviso); provided, further, that (x) no net cash proceeds calculated in accordance with the foregoing realized in any fiscal year shall constitute Net Proceeds in such fiscal year until the aggregate amount of all such net cash proceeds in such fiscal year shall exceed $15,000,000 (and thereafter only net cash proceeds in excess of such amount shall constitute Net Proceeds) and (y) no net cash proceeds calculated in accord- ance with the foregoing realized in a single transaction or series of related transactions shall constitute Net Proceeds unless such net cash proceeds shall exceed $5,000,000; and (b) 100% of the cash proceeds from the incurrence, issuance or sale by Parent or any Subsid- iary of any Indebtedness (other than Excluded Indebtedness), net of all taxes and fees (including investment banking fees), commissions, costs and other expenses, in each case incurred in connection with such issu- ance or sale. “New York Courts” shall have the meaning assigned to such term in Section 9.15. “Non-Consenting Lender” shall have the meaning assigned to such term in Section 2.20(c). “Non-Covenant Facility” shall mean each Class of Other Term Loans designated as a “Non-Covenant Fa- cility” pursuant to the Additional Credit Extension Amendment for such Other Term Loans, each Class of Refinanc- ing Term Loans designated as a “Non-Covenant Facility” pursuant to the Additional Credit Extension Amendment for such Class of Refinancing Term Loans and each Class of Extended Term Loans designated as a “Non-Covenant Facility” pursuant to the Additional Credit Extension Amendment for such Extended Term Loans; provided that, for the avoidance of doubt, the Incremental Term B Loan Facility shall be a Non-Covenant Facility. “Non-Defaulting Lender” shall mean each Lender that is not a Defaulting Lender. “Non-Extension Notice Date” shall have the meaning assigned to such term in Section 2.05(b). “Non-U.S. Subsidiary” shall mean any direct or indirect Subsidiary of the Borrower that is not a U.S. Sub- sidiary. “Note” shall have the meaning assigned to such term in Section 2.10(e). “Obligations” shall mean (a) the due and punctual payment by the Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to the Bor- rower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or other- wise, (ii) each payment required to be made by the Borrower hereunder in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accru- ing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral, and (iii) all other mone- tary obligations of the Borrower to any of the Secured Parties under this Agreement and each of the other Loan Doc- uments, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower un- der or pursuant to this Agreement and each of the other Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the

-34- other Loan Documents (including obligations incurred during the pendency of any bankruptcy, insolvency, receiver- ship or other similar proceeding, regardless of whether allowed or allowable in such proceeding). “Officer’s Certificate” shall mean a certificate signed by a Financial Officer of Parent. “OID” shall have the meaning assigned to such term in Section 2.22(a). “Organization Document” shall mean, (a) with respect to any corporation, the charter or certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other First Lien Obligations” shall mean the “Other First Lien Obligations” as defined in the First Lien Intercreditor Agreement, including any interest accruing after commencement of any bankruptcy or insolvency pro- ceeding with respect to any holder of Other First Lien Obligations whether or not allowed in such proceeding. “Other First Lien Secured Parties” shall mean the “Other First Lien Secured Parties” as defined in the First Lien Intercreditor Agreement. “Other First Liens” shall mean Liens on the Collateral securing loans or notes on a pari passu basis with the Liens securing the Obligations (such loans or notes, the “Other First Lien Debt”), which may be granted under the Loan Documents to the Collateral Agent (if acceptable to the Collateral Agent in its sole discretion) for the benefit of the holders of such Other First Lien Debt or under separate security documents to a collateral agent for the benefit of the holders of the Other First Lien Debt and, in each case, shall be subject to the First Lien Intercreditor Agree- ment. “Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (including as a result of such Recipient engaging in a trade or business in (or being resident in) such jurisdiction for tax purposes) but excluding any connection with such jurisdiction arising solely from such Recipient having executed, delivered, enforced, be- come a party to, performed its obligations, received payments, received or perfected a security interest under, and/or engaged in any other transaction pursuant to, any Loan Document. “Other Taxes” shall mean all present or future stamp, court, recording, filing or documentary Taxes or any other excise or property Taxes arising from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assign- ment (other than an assignment made pursuant to Section 2.20(b)). “Other Term A Loan Commitments” shall have the meaning assigned to such term in Section 2.22(a). “Other Term A Loans” shall mean term loans that (i) are not Term A Loans, (ii) have annual scheduled amortization in excess of 1.00% of the original aggregate principal amount of such term loans, (iii) have a final ma- turity not earlier than the Term A Facility Maturity Date, and (iv) are primarily syndicated to commercial banks in the primary syndication thereof. “Other Term Loans” shall mean Other Term A Loans and Term B Loans, collectively. “Outstanding Amount” shall mean (i) with respect to any Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or re-

-35- payments of such Loans occurring on such date; (ii) with respect to Swingline Loans on any date, the aggregate out- standing principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Swingline Loans occurring on such date; and (iii) with respect to any L/C Obligations on any date, the Dollar Equiv- alent amount of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed L/C Disbursements. “Owned Real Property” shall mean each parcel of Real Property that is owned in fee by any Loan Party that has an individual fair market value (as determined by Parent in good faith) of at least $20,000,000 (provided that such $20,000,000 threshold shall not be applicable in the case of Real Property that is integrally related to the own- ership or operation of a Mortgaged Property or otherwise necessary for such Mortgaged Property to be in compli- ance with all requirements of law applicable to such Mortgaged Property); provided that, with respect to any Real Property that is partially owned in fee and partially leased by any Loan Party, Owned Real Property will include only that portion of such Real Property that is owned in fee and only if (i) such portion that is owned in fee has an individual fair market value (as determined by Parent in good faith) of at least $20,000,000 (provided that such $20,000,000 threshold shall not be applicable in the case of Real Property that is integrally related to the ownership or operation of a Mortgaged Property or otherwise necessary for such Mortgaged Property to be in compliance with all requirements of law applicable to such Mortgaged Property) and (ii) a mortgage in favor of the Collateral Agent (for the benefit of the Secured Parties) is permitted on such portion of Real Property owned in fee by applicable law and by the terms of any lease, or other applicable document governing any leased portion of such Real Property. “Parent” shall have the meaning assigned to such term in the preamble to this Agreement, together with its permitted successors. “Participant” shall have the meaning assigned to such term in Section 9.04(c)(i). “Participant Register” shall have the meaning assigned to such term in Section 9.04(c)(iii) “Participating Member State” shall mean each state so described in any EMU Legislation. “Payment in Full” shall mean that (i) all Obligations have been paid in full in cash (other than (x) contin- gent or unliquidated obligations to the extent no claim therefor has been made and (y) obligations under Secured Cash Management Agreements and Secured Swap Agreements), whether or not as a result of enforcement and (ii) all Commitments have been terminated and all Letters of Credit have expired or have been cancelled or terminated (other than Letters of Credit as to which arrangements satisfactory to the Administrative Agent and the applicable L/C Issuer shall have been made). The term “Paid in Full” shall have a corresponding meaning. “Payment Recipient” shall have the meaning set forth in Section 8.18(a). “PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA. “Perfection Certificate” shall mean the Perfection Certificate substantially in the form of Exhibit I. “Periodic Term SOFR Determination Day” shall have the meaning set forth in the definition of “Term SOFR”. “Permitted Business Acquisition” shall mean any acquisition by Parent or any Subsidiary of all or any sub- stantial part of the assets of any other person or division or line of business of another person, or Equity Interests of another Person that becomes a Subsidiary thereby, or any merger, consolidation or amalgamation with another per- son (or any subsequent investment made in a person, division or line of business previously acquired in a Permitted Business Acquisition), if immediately after giving effect thereto: (i) no Event of Default shall have occurred and be continuing or would result therefrom; (ii) all transactions related thereto shall be consummated in accordance with applicable laws; (iii) to the extent required (and subject to the grace periods permitted) by Section 5.10 or, solely with respect to a proposed acquisition for which the aggregate cash and non-cash consideration (including assumed Indebtedness, the good faith estimate by Parent of the maximum amount of any deferred purchase price obligations

-36- (including any earn out payments) and Equity Interests) exceeds $200,000,000, the Guarantor Coverage Test, any person acquired in such acquisition, if acquired by a Loan Party, shall be merged into a Loan Party or become, fol- lowing the consummation of such acquisition in accordance with Section 5.10 (including the grace periods provided thereunder) and subject to the Agreed Security Principles, a Subsidiary Loan Party; and (iv) with respect to any such acquisitions and investments in assets that are not owned by Loan Parties (or Persons that are required to become Loan Parties in accordance with Section 5.10) or in Equity Interests in persons that are not Loan Parties or do not become Subsidiary Loan Parties (or that are not required to become Loan Parties in accordance with Section 5.10) and with respect to which the aggregate cash and non-cash consideration (including assumed Indebtedness, the good faith estimate by Parent of the maximum amount of any deferred purchase price obligations (including any earn out payments) and Equity Interests) exceeds $200,000,000, the Loan Parties shall be in compliance with the Guarantor Coverage Test on a Pro Forma Basis after giving effect to such acquisition as set forth in an Officer’s Certificate of Parent; provided that no acquisitions or investments may be made pursuant to this clause (iv) in any Persons that are organized in Excluded Jurisdictions (unless, for the avoidance of doubt, such Person is or becomes a Loan Party). “Permitted Investments” shall mean: (a) direct obligations of the United States of America or any member of the European Union or any agency thereof or obligations guaranteed by the United States of America or any member of the Eu- ropean Union or any agency thereof, in each case with maturities not exceeding two years; (b) time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company that is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America having capital, surplus and undivided profits in excess of $250,000,000 and whose long- term debt, or whose parent holding company’s long-term debt, is rated A (or such similar equivalent rating or higher by at least one “nationally recognized statistical rating organization” registered under Section 15E of the Exchange Act); (c) repurchase obligations with a term of not more than 180 days for underlying securities of the types described in clause (a) above entered into with a bank meeting the qualifications described in clause (b) above; (d) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate of the Borrower) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of P-1 (or higher) according to Moody’s, or A-1 (or higher) according to S&P (or such similar equivalent rating or higher by at least one “nationally recognized statistical rating organization” registered under Section 15E of the Exchange Act); (e) securities with maturities of two years or less from the date of acquisition issued or fully guaranteed by any State, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least A by S&P or A by Moody’s (or such similar equivalent rating or higher by at least one “nationally recognized statistical rating organization” registered under Section 15E of the Exchange Act); (f) shares of mutual funds whose investment guidelines restrict 95% of such funds’ invest- ments to those satisfying the provisions of clauses (a) through (e) above; (g) money market funds that (i) comply with the criteria set forth in Rule 2a-7 under the In- vestment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000; (h) time deposit accounts, certificates of deposit and money market deposits in an aggregate face amount not in excess of 0.5% of the Consolidated Total Assets of Parent and the Subsidiaries, on a consolidated basis, as of the end of Parent’s most recently completed fiscal year; and

-37- (i) instruments equivalent to those referred to in clauses (a) through (h) above denominated in any foreign currency comparable in credit quality and tenor to those referred to above and commonly used by corporations for cash management purposes in any jurisdiction outside the United States to the ex- tent reasonably required in connection with any business conducted by any Subsidiary organized in such jurisdiction. “Permitted Liens” shall have the meaning assigned to such term in Section 6.02. “Permitted Refinancing Indebtedness” shall mean any Indebtedness issued in exchange for, or as a modifi- cation of, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund (collectively, to “Refinance”) the Indebtedness being Refinanced (or previous refinancings thereof constituting Permitted Refi- nancing Indebtedness) (and, in the case of revolving Indebtedness being Refinanced, to effect a corresponding re- duction in the commitments with respect to such revolving Indebtedness being Refinanced); provided, that with re- spect to any Indebtedness being Refinanced: (a) the principal amount (or accreted value, if applicable) of such Per- mitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the In- debtedness so Refinanced (plus unpaid accrued interest and premium (including tender premiums) thereon and un- derwriting discounts, defeasance costs, fees, commissions and expenses), (b) except with respect to Section 6.01(i), the weighted average life to maturity of such Permitted Refinancing Indebtedness is greater than or equal to the shorter of (i) the weighted average life to maturity of the Indebtedness being Refinanced and (ii) the weighted aver- age life to maturity that would result if all payments of principal on the Indebtedness being Refinanced that were due on or after the date that is one year following the then Latest Maturity Date were instead due on the date that is one year following the then Latest Maturity Date, (c) if the Indebtedness being Refinanced is subordinated in right of payment to the Obligations under this Agreement, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to such Obligations on terms at least as favorable to the Lenders as those contained in the docu- mentation governing the Indebtedness being Refinanced, (d) if the Indebtedness being Refinanced is Indebtedness of one or more Loan Parties, such Permitted Refinancing Indebtedness shall not be incurred by any Subsidiary that is not a Loan Party and (e) no Permitted Refinancing Indebtedness shall have greater guarantees or security than the Indebtedness being Refinanced; provided that any Indebtedness secured by a Junior Lien may be Refinanced with Indebtedness that is secured by other Junior Liens that are senior in priority to the Junior Liens securing such Indebt- edness being Refinanced, so long as the Liens securing such refinancing Indebtedness are subject to intercreditor terms that, vis-à-vis the Obligations, are no less favorable to the Lenders than those set forth in the intercreditor agreement governing such Indebtedness being Refinanced. “Permitted Short Term Debt” shall mean any bridge facilities that convert into facilities that upon conver- sion would comply with the applicable maturity limitations set forth in Section 2.22 upon the satisfaction of custom- ary conversion conditions. “person” or “Person” shall mean any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company or government, individual or family trusts, or any agency or politi- cal subdivision thereof. “Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) that is, (i) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, (ii) sponsored or main- tained (at the time of determination or at any time within the five years prior thereto) by Parent, any of its Subsidiar- ies or any ERISA Affiliate, and (iii) in respect of which Parent, any of its Subsidiaries or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Platform” shall have the meaning assigned to such term in Section 9.17(a). “Pledged Collateral” shall have the meaning assigned to such term in the Collateral Agreement. “PR Code” shall mean the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations promulgated and rulings issued thereunder.

-38- “Pricing Grid” shall mean, with respect to the Term A Loans, the Revolving Facility Loans and the Appli- cable Commitment Fee, the applicable table set forth below: Term A Loans and Revolving Facility Loans: Pricing Level Total Net Leverage Ratio Applicable Margin for SOFR Loans and Revolving Facility Alternative Currency Loans Applicable Margin for ABR Loans 1 Greater than or equal to 3.00 to 1.00 2.50% 1.50% 2 Less than 3.00 to 1.00 and greater than or equal to 2.50 to 1.00 2.25% 1.25% 3 Less than 2.50 to 1.00 and greater than or equal to 2.00 to 1.00 2.00% 1.00% 4 Less than 2.00 to 1.00 and greater than or equal to 1.50 to 1.00 1.75% 0.75% 5 Less than 1.50 to 1.00 1.50% 0.50% Applicable Commitment Fee: Pricing Level Total Net Leverage Ratio Applicable Commitment Fee 1 Greater than or equal to 3.00 to 1.00 0.500% 2 Less than 3.00 to 1.00 and greater than or equal to 2.50 to 1.00 0.375% 3 Less than 2.50 to 1.00 and greater than or equal to 1.50 to 1.00 0.250% 4 Less than 1.50 to 1.00 0.200% For the purposes of the Pricing Grid, (i) changes in the Applicable Margin and Applicable Commitment Fee resulting from changes in the Total Net Leverage Ratio shall become effective on the date (the “Adjustment Date”) of delivery of the relevant financial statements pursuant to Section 5.04, and shall remain in effect until the next change to be effected pursuant to this paragraph and (ii) the Total Net Leverage Ratio shall be calculated on a Pro Forma Basis. If any financial statements referred to above are not delivered within the time periods specified in Section 5.04, then, at the option of the Administrative Agent or the Required Class Lenders for the applicable Facil- ity, until the date that is three Business Days after the date on which such financial statements are delivered, pricing level 1 shall apply as of the first Business Day after the date on which such financial statements were to have been delivered but were not delivered. Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined that the Total Net Leverage Ratio set forth in any Compliance Certificate delivered to the Administrative Agent pursuant to Section 5.04(c) is inaccurate as a result of any fraud, intentional misrepre- sentation or willful misconduct of Parent or any of its subsidiaries or any officer thereof and the result is that the Lenders received interest or fees for any period based on an Applicable Margin and the Applicable Commitment Fee that is less than that which would have been applicable had the Total Net Leverage Ratio been accurately deter- mined, then, for all purposes of this Agreement, the “Applicable Margin” and the “Applicable Commitment Fee” for any day occurring within the period covered by such Compliance Certificate shall retroactively be deemed to be the relevant percentage as based upon the accurately determined Total Net Leverage Ratio for such period, and any shortfall in the interest or fees theretofore paid by the Borrower for the relevant period pursuant to this Agreement as a result of the miscalculation of the Total Net Leverage Ratio shall be deemed to be (and shall be) due and payable under the relevant provisions of this Agreement, as applicable, at the time the interest or fees for such period were

-39- required to be paid pursuant to said Section (and shall remain due and payable until paid in full, together with all amounts owing under Section 2.14, in accordance with the terms of this Agreement), but shall be paid for the ratable account of the Lenders at the time that such determination is made. “primary obligor” shall have the meaning given to such term in the definition of the term “Guarantee.” “Prime Rate” shall mean the rate of interest per annum publicly announced from time to time by Truist Bank as its prime rate. The “Prime Rate” is a rate set by Truist Bank based upon various factors including Truist Bank’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate an- nounced by Truist Bank shall take effect at the opening of business on the day specified in the public announcement of such change. “Pro Forma Basis” shall mean, as to any person, for any Specified Transactions that occur during the appli- cable period or subsequent to the commencement of a period for which the financial effect of such events is being calculated, and giving effect to the events for which such calculation is being made, such calculation as will give pro forma effect to such events (and any increase or decrease in EBITDA and the component financial definitions used therein attributable to any Specified Transaction) as if such events occurred on the first day of the four consecutive fiscal quarter period ended on or before the occurrence of such event (the “Reference Period”): (i) in making any determination of EBITDA, effect shall be given to (a) any Asset Sale, any acquisition, Investment, disposition, mer- ger, amalgamation, consolidation (or any similar transaction or transactions not otherwise permitted under Section 6.04 or 6.05 that require a waiver or consent of the Required Lenders and such waiver or consent has been obtained), any dividend, distribution or other similar payment, any designation of any Subsidiary as an Unrestricted Subsidiary and any Subsidiary Redesignation, and (b) any restructurings, operative improvements or cost savings or similar ini- tiatives of the business of Parent or any of its Subsidiaries that Parent or any of its Subsidiaries has made and/or has determined to make during the Reference Period or subsequent to such Reference Period and on or prior to or simul- taneously with the date of calculation of EBITDA and are expected to have a continuing impact and are factually supportable, which would include the amount of cost savings projected by Parent in good faith net of the amount of actual benefits realized or expected to be realized prior to or during such date from actions taken or to be taken in connection with any Asset Sale, acquisition, Investment, disposition, merger, amalgamation, consolidation or any strategic cost initiative, which adjustments Parent determines are reasonable as set forth in an Officer’s Certificate of Parent; provided that (x) any such projected cost savings are reasonably identifiable and expected by Parent to be realized within 18 months of such Asset Sale, acquisition, Investment, disposition, merger, amalgamation, consoli- dation or strategic cost initiative and (y) the aggregate amount added back pursuant to this clause (i)(b) for any pe- riod of four fiscal quarters shall not exceed 20% of EBITDA for such period (calculated prior to giving effect to this clause (i)(b)) (the foregoing, together with any transactions related thereto or in connection therewith, the “relevant transactions”), in each case that occurred during the Reference Period (or, in the case of determinations made pursu- ant to the definition of the term “Pro Forma Compliance” or pursuant to Sections 2.12(g), 6.01, 6.02, 6.04, 6.05, 6.06 and 6.09, occurring during the Reference Period or thereafter and through and including the date upon which the respective Permitted Business Acquisition or relevant transaction is consummated), and (ii) (A) any Subsidiary Redesignation then being designated, effect shall be given to such Subsidiary Redesignation and all other Subsidiary Redesignations after the first day of the relevant Reference Period and on or prior to the date of the respective Sub- sidiary Redesignation then being designated, collectively, and (B) any designation of a Subsidiary as an Unrestricted Subsidiary, effect shall be given to such designation and all other designations of Subsidiaries as Unrestricted Sub- sidiaries after the first day of the relevant Reference Period and on or prior to the date of the then applicable designa- tion of a Subsidiary as an Unrestricted Subsidiary, collectively. Pro forma calculations made pursuant to the definition of the term “Pro Forma Basis” shall be determined in good faith by a Responsible Officer of Parent and may include, all adjustments used in connection with the calcu- lation of “Adjusted EBITDA” as set forth in the Information Memorandum to the extent such adjustments, without duplication, continue to be applicable. Parent shall deliver to the Administrative Agent an Officer’s Certificate set- ting forth such demonstrable or additional operating expense reductions and other operating improvements, syner- gies or cost savings and information and calculations supporting them in reasonable detail.

-40- For purposes of this definition, any amount in a currency other than Dollars will be converted to Dollars based on the average exchange rate for such currency for the most recent twelve month period immediately prior to the date of determination in a manner consistent with that used in calculating EBITDA for the applicable period. “Pro Forma Compliance” shall mean, at any date of determination, that Parent and its Subsidiaries shall be in compliance, after giving effect on a Pro Forma Basis to the relevant transactions (including the assumption, the issuance, incurrence and permanent repayment of Indebtedness), with the Financial Performance Covenant recom- puted as at the last day of the most recently ended fiscal quarter of Parent and its Subsidiaries for which the financial statements and certificates required pursuant to Section 5.04 have been or were required to have been delivered (pro- vided, that prior to first delivery of financial statements after the Closing Date, such covenant shall be deemed to have applied to Parent’s most recently completed fiscal quarter). “Projections” shall mean the projections of Parent and the Subsidiaries included in the Information Memo- randum and any other projections and any forward-looking statements (including statements with respect to booked business) of such entities furnished to the Lenders or the Administrative Agent by or on behalf of Parent or any of the Subsidiaries prior to the Closing Date. “PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” shall have the meaning assigned to such term in Section 9.17. “Puerto Rico Filings” shall have the meaning assigned to such term in Section 8.17. “QFC Credit Support” shall have the meaning assigned to such term in Section 9.25. “Qualified Eligible Contract Participant Guarantor” shall mean, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Equity Interests” shall mean any Equity Interests of Parent other than Disqualified Stock. “Rate Determination Date” means two (2) Business Days prior to the commencement of such Interest Pe- riod (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that, to the extent such market practice is not administratively feasible for the Administrative Agent, then “Rate Determination Date” means such other day as otherwise reasona- bly determined by the Administrative Agent). “Real Property” shall mean, collectively, all right, title and interest (including, without limitation, any leasehold estate) in and to any and all parcels of or interests in real property owned in fee or leased by any Loan Party, together with, in each case, all easements, hereditaments and appurtenances relating thereto, and all improve- ments situated, placed or constructed upon, or fixed to or incorporated into, or which becomes a component part of or which is permanently moored to, such real property, and appurtenant fixtures incidental to the ownership or lease thereof. “Recipient” shall mean the Administrative Agent and any Lender. “Reference Period” shall have the meaning assigned to such term in the definition of the term “Pro Forma Basis.” “Refinance” shall have the meaning assigned to such term in the definition of the term “Permitted Refi- nancing Indebtedness,” “Refinancing” and “Refinanced” shall have a correlative meaning.

-41- “Refinancing Failure” shall have the meaning assigned to such term in Section 7.01(m). “Refinancing Term Effective Date” shall have the meaning assigned to such term in Section 2.24(b). “Refinancing Term Lender” shall have the meaning assigned to such term in Section 2.24(b). “Refinancing Term Loan Installment Date” shall have, with respect to any series or tranche of Refinancing Term Loans established pursuant to an Additional Credit Extension Amendment, the meaning assigned to such term in Section 2.11(a)(iv). “Refinancing Term Loans” shall have the meaning assigned to such term in Section 2.24(a). “Register” shall have the meaning assigned to such term in Section 9.04(b)(iv). “Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Related Fund” shall mean, with respect to any Lender that is a fund that invests in bank or commercial loans and similar extensions of credit, any other fund that invests in bank or commercial loans and similar exten- sions of credit and is advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity (or an Affiliate of such entity) that administers, advises or manages such Lender. “Related Parties” shall mean, with respect to any specified person, such person’s Affiliates and the respec- tive directors, trustees, officers, employees, agents and advisors of such person and such person’s Affiliates. “Release” shall mean any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, emanating or migrating in, into, onto or through the Environment. “Relevant Governmental Body” means (a) with respect to SOFR, the SOFR Administrator or any Govern- mental Authority having jurisdiction over the Administrative Agent or the SOFR Administrator with respect to its publication of SOFR, in each case acting in such capacity and (b) with respect to any Alternative Currency, the ap- plicable administrator for the Relevant Rate for such Alternative Currency or any Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of the applicable Rel- evant Rate, in each case acting in such capacity. “Relevant Rate” means with respect to any Borrowing denominated in (a) Dollars, SOFR and (b) any Alter- native Currency, the Alternative Currency Rate, as applicable. “Replaced Revolving Commitments” shall have the meaning assigned to such term in Section 2.25(a). “Replacement Revolving Commitment” shall have the meaning assigned to such term in Section 2.25(a). “Replacement Revolving Lender” shall have the meaning assigned to such term in Section 2.25(b). “Reportable Event” shall mean any reportable event as defined in Section 4043(c) of ERISA or the regula- tions issued thereunder, other than those events as to which the 30-day notice period referred to in Section 4043(c) of ERISA has been waived, with respect to a Plan (other than a Plan maintained by an ERISA Affiliate that is con- sidered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code). “Repricing Transaction” shall mean each of (a) the repayment, prepayment, refinancing or replacement of all or a portion of the Incremental Term B Loans with the proceeds of any secured term loans incurred by Parent or

-42- any Subsidiary which have an effective interest cost or weighted average yield (as determined by the Administrative Agent consistent with generally accepted financial practice and, in any event, excluding any arrangement or commit- ment fees in connection therewith) that is less than the effective interest cost or weighted average yield (as deter- mined by the Administrative Agent on the same basis) of the Incremental Term B Loans (or portion thereof) so re- paid, prepaid, refinanced or replaced or repriced and (b) any amendment, waiver or other modification to, or consent under, this Agreement which has the effect of reducing the effective yield (to be determined by the Administrative Agent on the same basis as set forth in the preceding clause (a)) of the Incremental Term B Loans; provided that in no event shall any such repayment, refinancing, substitution, replacement, amendment, waiver, modification or consent in connection with a Change of Control or a Transformative Acquisition constitute a Repricing Transaction. For the avoidance of doubt, (x) any reduction in margin or fees pursuant to a leveraged-based or other applicable “step-down” that may, from time to time, be applicable to the Incremental Term B Loan Facility shall not constitute a Repricing Transaction and (y) any assignment of Incremental Term B Loans to a Loan Party or Restricted Subsidi- ary in accordance with this Agreement shall not constitute a Repricing Transaction. Any determination by the Administrative Agent of any effective interest rate as contemplated by preceding clauses (a) and (b) shall be conclusive and binding on all Lenders, and the Administrative Agent shall have no liability to any Person with respect to such determination. “Required Class Lenders” shall mean, at any time, (i) with respect to any Term Facility, Lenders having Loans and unused Commitments under such Term Facility representing more than 50% of the sum of all Loans and unused Commitments under such Term Facility at such time and (ii) with respect to any Revolving Facility, Lenders having Revolving Facility Commitments under such Revolving Facility representing more than 50% of all Revolv- ing Facility Commitments under such Revolving Facility at such time (and, if the Revolving Facility Commitments under such Revolving Facility have been terminated, Lenders having Revolving Facility Credit Exposures under such Revolving Facility representing more than 50% of all Revolving Facility Credit Exposures under such Revolv- ing Facility at such time); provided that the amount of any participation in any Swingline Loan and Unreimbursed L/C Disbursements that any Defaulting Lender has failed to fund that has not been reallocated to and funded by an- other Lender shall be deemed to be held by the Lender that is the Swingline Lender or applicable L/C Issuer, as the case may be, in making the determination of the “Required Class Lenders” with respect to the Revolving Facility. “Required Covenant Lenders” shall mean, at any time, the Covenant Lenders having Loans and unused Commitments under such Classes that are Term Facilities (other than Term B Loans, Extended Term Loans with respect to Term B Loans and Refinancing Term Loans with respect to Term B Loans) and Revolving Facility Com- mitments (and, if the Revolving Facility Commitments have been terminated, Lenders having Revolving Facility Credit Exposures) representing more than 50% of all Loans and unused Commitments under such Classes that are Term Facilities (other than Term B Loans, Extended Term Loans with respect to Term B Loans and Refinancing Term Loans with respect to Term B Loans) and Revolving Facility Commitments (and, if the Revolving Facility Commitments have been terminated, all Revolving Facility Credit Exposures); provided that the amount of any par- ticipation in any Swingline Loan and Unreimbursed L/C Disbursements that any Defaulting Lender has failed to fund that has not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swingline Lender or applicable L/C Issuer, as the case may be, in making the determination of the “Required Covenant Lenders” with respect to the Revolving Facility. “Required Lenders” shall mean, at any time, Lenders having Term Loans and Commitments (and, if the Revolving Facility Commitments have been terminated, Revolving Facility Credit Exposures) that, taken together, represent more than 50% of the sum of all Term Loans and Commitments (and, if the Revolving Facility Commit- ments have been terminated, Revolving Facility Credit Exposures) at such time. The Loans, Commitments and Re- volving Facility Credit Exposures of any Defaulting Lender shall be disregarded in determining Required Lenders at any time; provided that the amount of any participation in any Swingline Loan and Unreimbursed L/C Disburse- ments that any Defaulting Lender has failed to fund that has not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swingline Lender or applicable L/C Issuer, as the case may be, in making the determination of the “Required Lenders.” “Required Prepayment Date” shall have the meaning assigned to such term in Section 2.12(e). “Required Revolving Lenders” shall mean, at any time, Lenders having Revolving Facility Commitments (and, if the Revolving Facility Commitments have been terminated, Revolving Facility Credit Exposures) that, taken

-43- together, represent more than 50% of the sum of all Revolving Facility Commitments (and, if the Revolving Facility Commitments have been terminated, Revolving Facility Credit Exposures) at such time. The Revolving Facility Commitments and Revolving Facility Credit Exposures of any Defaulting Lender shall be disregarded in determin- ing Required Revolving Lenders at any time; provided that the amount of any participation in any Swingline Loan and Unreimbursed L/C Disbursements that any Defaulting Lender has failed to fund that has not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swingline Lender or applicable L/C Issuer, as the case may be, in making the determination of the “Required Revolving Lenders.” “Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial In- stitution, a UK Resolution Authority. “Responsible Officer” of any person shall mean any executive officer or Financial Officer of such person and, solely for purposes of any notices given pursuant to Article II, any other officer or similar official thereof desig- nated by any of the foregoing officers in a notice to the Administrative Agent. “Restricted Payments” shall have the meaning assigned to such term in Section 6.06. “Revaluation Date” shall mean (a) with respect to any Loan denominated in an Alternative Currency, each of the following: (i) each date of a Borrowing of an Alternative Currency Loan, (ii) each date of a continuation of an Alternative Currency Loan pursuant to Section 2.08, and (iii) such additional dates as the Administrative Agent shall determine or, with respect to the Revolving Facility, the Required Class Lenders under the Revolving Facility shall require; and (b) with respect to any Letter of Credit denominated in an Alternative Currency, each of the fol- lowing: (i) each date of issuance of any such Letter of Credit, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof, (iii) each date of any payment by the L/C Issuer under any such Letter of Credit, and (iv) such additional dates as the Administrative Agent or the L/C Issuer shall determine or the Required Class Lenders under the Revolving Facility shall require. “Revolving Extension Request” shall have the meaning assigned to such term in Section 2.23(b). “Revolving Facility” shall mean the Revolving Facility Commitments and the Revolving Facility Loans made hereunder. “Revolving Facility Borrowing” shall mean a Borrowing comprised of Revolving Facility Loans of a single Class. “Revolving Facility Commitments” shall mean, with respect to any Revolving Facility Lender, the commit- ment of such Revolving Facility Lender to make Revolving Facility Loans and purchase participations in L/C Obli- gations and Swingline Loans, in each case as such commitment may be reduced or increased from time to time pur- suant to Section 2.09, Section 9.04, Section 2.22, Section 2.23, Section 2.24 or otherwise in accordance with this Agreement. The initial amount of each Revolving Facility Lender’s Revolving Facility Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance, Additional Credit Extension Amendment or other applicable definitive documentation pursuant to which such Lender shall have assumed its Revolving Facility Commitment, as applicable. The aggregate amount of the Revolving Facility Lenders’ Revolving Facility Commitment as of the Closing Date is $200,000,000. The Revolving Facility Commitments include the Additional Revolving Commit- ments, Extended Revolving Commitments and Replacement Revolving Commitments. “Revolving Facility Credit Exposure” shall mean the sum of (a) the aggregate Outstanding Amount of the Revolving Facility Loans at such time, (b) the Outstanding Amount of Swingline Loans at such time and (c) the Outstanding Amount of the L/C Obligations at such time. The Revolving Facility Credit Exposure of any Lender at any time shall be the product of (x) such Revolving Facility Lender’s Revolving Facility Percentage at such time and (y) the aggregate Revolving Facility Credit Exposure at such time. “Revolving Facility Lender” shall mean a Lender with a Revolving Facility Commitment or with Revolv- ing Facility Credit Exposure.

-44- “Revolving Facility Loans” shall mean loans made by a Lender pursuant to Section 2.01(c). Each Revolv- ing Facility Loan shall be a SOFR Loan, an Alternative Currency Loan or an ABR Loan. “Revolving Facility Maturity Date” shall mean December 1, 2027. “Revolving Facility Percentage” shall mean, with respect to any Revolving Facility Lender, the percentage of the total Revolving Facility Commitments representing such Lender’s Revolving Facility Commitment. If the Revolving Facility Commitments have terminated or expired, the Revolving Facility Percentages shall be deter- mined based upon the Revolving Facility Commitments most recently in effect, giving effect to any assignments pursuant to Section 9.04. “S&P” shall mean Standard & Poor’s Ratings Group, Inc. “Same Day Funds” shall mean (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or the L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alterna- tive Currency. “Sanctioned Country” shall mean, at any time, a country, region or territory which is itself the subject or target of any country-wide or territory-wide Sanctions (on the Closing Date, Cuba, Iran, North Korea, Syria, the so- called Donetsk People’s Republic, the so-called Luhansk People’s Republic and the Crimea Region of Ukraine). “Sanctioned Person” shall mean, at any time, (a) any Person listed in any Sanctions-related list of desig- nated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union, any European Union member state or His Majesty’s Treasury of the United Kingdom, (b) any Person operating, organized or resident in a Sanc- tioned Country or (c) any Person 50% or more owned or controlled by any such Person or Persons described in the foregoing clause (a) or (b). “Sanctions” shall mean applicable economic or financial sanctions or trade embargoes imposed, adminis- tered or enforced from time to time by (a) the U.S. government, including those administered by the Office of For- eign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Na- tions Security Council, the European Union, any European Union member state or His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority where Parent or any of its subsidiaries is organized or oper- ates. “SEC” shall mean the Securities and Exchange Commission or any successor thereto. “Second Amendment” shall mean the Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, among Parent, the Borrower, the other Loan Parties party thereto, the Lenders and other Persons party thereto and the Administrative Agent. “Second Amendment Arrangers” shall have the meaning assigned to such term in the Second Amendment. “Second Amendment Effective Date” shall mean May 16, 2024. “Secured Cash Management Agreement” shall mean any Cash Management Agreement that is entered into by and between the Parent or any Subsidiary and any Person that (i) with respect to any Cash Management Agree- ment in effect on the Closing Date, is a Lender, an Agent, a Joint Lead Arranger, a Joint Bookrunner or an Affiliate of a Lender, an Agent, a Joint Lead Arranger or a Joint Bookrunner on the Closing Date or (ii) at the time it enters into a Cash Management Agreement, is a Lender, an Agent, a Joint Lead Arranger, a Joint Bookrunner or an Affili- ate of a Lender, an Agent, a Joint Lead Arranger or a Joint Bookrunner.

-45- “Secured Obligations” shall mean (a) the Obligations, (b) the due and punctual payment and performance of all obligations of Parent or Subsidiary under each Secured Swap Agreement and (c) the due and punctual pay- ment and performance of all obligations of Parent or any Subsidiary under each Secured Cash Management Agree- ment, but excluding, with respect to each Guarantor that is not a Qualified Eligible Contract Participant Guarantor, the Excluded Swap Obligations of such Guarantor. “Secured Parties” shall have the meaning assigned to such term in the Collateral Agreement. “Secured Swap Agreement” shall mean any Swap Agreement that is entered into by and between the Parent or any Subsidiary and any Person that (i) with respect to any Swap Agreement in effect on the Closing Date, is a Lender, an Agent, a Joint Lead Arranger, a Joint Bookrunner or an Affiliate of a Lender, an Agent, a Joint Lead Ar- ranger or a Joint Bookrunner on the Closing Date or (ii) at the time it enters into a Swap Agreement, is a Lender, an Agent, a Joint Lead Arranger, a Joint Bookrunner or an Affiliate of a Lender, an Agent, a Joint Lead Arranger or a Joint Bookrunner. “Security Documents” shall mean collectively, the Collateral Agreement, the Mortgages granted by any Loan Party and each of the security agreements and other instruments and documents executed and delivered pursu- ant to any of the foregoing or pursuant to Section 4.02 or 5.10. “Settlement” shall mean the transfer of cash or other property with respect to any credit, charge or debit card charge, check or other instrument, electronic funds transfer, or other type of paper-based or electronic payment, transfer or charge transaction for which a person acts as a processor, remitter, funds recipient or funds transmitter for its customers in the ordinary course of business. “Settlement Assets” shall mean any cash, receivable or other property, including a Settlement Receivable, due or conveyed to a person in consideration for a Settlement made or arranged, or to be made or arranged, by such person or an Affiliate of such person. “Settlement Obligations” shall mean any payment or reimbursement obligation in respect of a Settlement Payment. For the avoidance of doubt, Settlement Obligations shall not include Indebtedness for borrowed money. “Settlement Lien” shall mean any Lien relating to any Settlement or Settlement Obligations (and may in- clude, for the avoidance of doubt, the grant of a Lien in or other assignment of a Settlement Asset in consideration of a Settlement Payment, Lien securing intraday and overnight overdraft and automated clearinghouse exposure, and similar Liens) “Settlement Payment” shall mean the transfer, or contractual undertaking (including by automated clearing- house transaction) to effect a transfer, of cash or other property to effect a Settlement. “Settlement Receivable” shall mean any general intangible, payment intangible, or instrument representing or reflecting an obligation to make payments to or for the benefit of a person in consideration for and in the amount of a Settlement made or arranged, or to be made or arranged, by such person. “Similar Business” shall mean the businesses engaged in by Parent and the Subsidiaries as of the Closing Date or any business or activity that is reasonably similar or complementary thereto or a reasonable extension, de- velopment or expansion thereof or ancillary thereto. “Sixth Amendment” shall mean the Sixth Amendment to the Credit Agreement, dated as of the Sixth Amendment Effective Date, among Parent, Borrower, the other Loan Parties party thereto, the Administra- tive Agent, the Collateral Agent and the Incremental Term B Lenders party thereto. “Sixth Amendment Arrangers” shall have the meaning assigned to such term in the Sixth Amend- ment. “Sixth Amendment Effective Date” shall mean May 18, 2026.

-46- “SOFR” shall mean a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” shall mean the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Borrowing” shall mean a Borrowing comprised of SOFR Loans. “SOFR Loan” shall mean a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “ABR”. “Specified Event of Default” shall mean any Event of Default pursuant to Sections 7.01(b), (h) or (i). “Specified Jurisdictions” shall mean, as of any date of determination, the jurisdictions of organization or incorporation, as applicable, of the Loan Parties as of such date. As of the Closing Date, the Existing Loan Party Ju- risdictions are listed on Schedule 1.01C. “Specified Loan Party” shall mean any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 3 of the Guarantee Agreement). “Specified Prepayment Debt” shall mean any senior unsecured, senior secured or subordinated loans and/or notes of any Loan Party, no part of the principal of which is required to be paid (whether by way of mandatory sink- ing fund, mandatory redemption, mandatory prepayment or otherwise), prior to the date that is six months after the then Latest Maturity Date (it being understood that any required offer to purchase such Indebtedness as a result of a change of control or asset sale shall not violate the foregoing restriction (so long as, in the case of a change of con- trol offer to purchase provision, a change of control would not be triggered thereunder unless a Change of Control is also triggered hereunder, and in the case of an asset sale offer to purchase provision, the net proceeds of any asset sale are permitted to be applied to the prepayment of the Loans first or, in the case of Indebtedness secured by Other First Liens, on a not less than ratable basis than such Indebtedness)) and the terms and conditions of which (other than with respect to pricing, amortization, final maturity and collateral), taken as a whole, are not materially less fa- vorable to Parent and its Subsidiaries than this Agreement or are otherwise reasonably acceptable to the Administra- tive Agent; provided that (i) in respect of any senior secured Indebtedness with Liens on the Collateral (which may be Liens that are pari passu with, or junior to, the Liens on the Collateral securing the Obligations), such Liens shall be Other First Liens or Junior Liens and (ii) in respect of any subordinated Indebtedness, such Indebtedness shall be subject to customary subordination provisions reasonably satisfactory to the Administrative Agent. “Specified Transaction” shall mean any of the following identified by Parent: any Investment, any issu- ance, incurrence, assumption, guarantee, redemption or permanent repayment of indebtedness (including indebted- ness issued, incurred or assumed as a result of, or to finance, any relevant transaction), the creation of any Lien, any designation or re-designation of an “unrestricted subsidiary,” any merger or other fundamental change, all sales, transfers and other dispositions or discontinuance of any subsidiary, line of business or division, and any Restricted Payment. “Spot Rate” for a currency shall mean the rate determined by the Administrative Agent or the L/C Issuer, as applicable, to be the rate quoted by the person acting in such capacity as the spot rate for the purchase by such person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or the L/C Issuer if the person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; provided, further, that the L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency. “subsidiary” shall mean, with respect to any Person, (1) any corporation, association or other business en- tity (other than a partnership, joint venture or limited liability company) of which more than 50% of the total voting

-47- power of the Voting Stock is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof, (2) any partnership, joint venture or limited liability company of which (x) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are owned or controlled, directly or indi- rectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof, whether in the form of membership, general, special or limited partnership interests or otherwise, and (y) such Person or any Subsidiary of such Person is a controlling general partner or otherwise Controls such entity and (3) any Person that is consolidated in the consolidated financial statements of the specified Person in accordance with GAAP. “Subsidiary” shall mean, unless the context otherwise requires, a subsidiary of Parent, including the Bor- rower. Notwithstanding the foregoing (and except for purposes of the definition of “Unrestricted Subsidiary” con- tained herein), an Unrestricted Subsidiary shall be deemed not to be a Subsidiary of Parent or any of its Subsidiaries for purposes of this Agreement. “Subsidiary Loan Party” shall mean (a) each Wholly-Owned Subsidiary of Parent (other than the Bor- rower) on the Closing Date that is required to be a Guarantor in respect of the Obligations to satisfy the Guarantor Coverage Test and (b) each Subsidiary of Parent that becomes, or is required pursuant to Section 5.10 to become, a party to a Guarantee Agreement after the Closing Date, in each case, until released from such Guarantee Agreement in accordance with the Loan Documents. The Subsidiary Loan Parties on the Closing Date are indicated as such on Schedule 1 of the Perfection Certificate. “Subsidiary Redesignation” shall have the meaning assigned to such term in Section 5.12(a). “Supported QFC” shall have the meaning assigned to such term in Section 9.25. “Swap Agreement” shall mean any agreement with respect to any swap, forward, future or derivative trans- action or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodi- ties, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, fi- nancial or pricing risk or value or any similar transaction or any combination of these transactions; provided, that no phantom stock or similar plan providing for payments only on account of services provided by current or former di- rectors, officers, employees or consultants of Parent or any of the Subsidiaries shall be a Swap Agreement. “Swap Obligations” shall mean with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swingline Borrowing” shall mean a Borrowing comprised of Swingline Loans. “Swingline Borrowing Request” shall mean a request by the Borrower substantially in the form of Ex- hibit E or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower. “Swingline Lender” shall mean Truist Bank, in its capacity as a lender of Swingline Loans and its succes- sors in such capacity. “Swingline Loans” shall mean the swingline loans made to the Borrower pursuant to Section 2.04. “Swingline Sublimit” shall mean an amount equal to the lesser of (a) $20,000,000 and (b) the aggregate amount of the Revolving Facility Commitments. The Swingline Sublimit is part of, and not in addition to, the Re- volving Facility Commitments. “Target Refinancing” shall have the meaning assigned to such term in the First Amendment.

-48- “Taxes” shall mean all present or future sales, use, income, gross receipts, volume of business, excise and property and other taxes, levies, imposts, duties (including stamp duties), deductions, charges (including ad valorem charges) or withholdings imposed by any Governmental Authority and all interest, additions to tax and penalties re- lated thereto. “Term A Facility” shall mean the Term A Loan Commitments and the Term A Loans made hereunder. “Term A Facility Maturity Date” shall mean December 1, 2027. “Term A Lenders” shall mean a Lender with a Term A Loan Commitment or an outstanding Term A Loan. “Term A Loan Commitment” shall mean with respect to each Lender, the commitment of such Lender to make Term A Loans as set forth in Section 2.01. The initial amount of each Lender’s Term A Loan Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Term A Loan Commitment, as applicable. For the avoidance of doubt, the Term A Loan Commitments shall in- clude the Incremental Term A Loan Commitments. The aggregate amount of the Term A Loan Commitments on the First Amendment Effective Date is $459,437,500. “Term A Loan Installment Date” shall have the meaning assigned to such term in Section 2.11(a)(i). “Term A Loans” shall mean the term loans made by the Lenders to the Borrower pursuant to Section 2.01(a) and any Incremental Term Loans in the form of Term A Loans made by the Incremental Term Lenders. “Term B Loan Commitments” shall have the meaning assigned to such term in Section 2.22(a). “Term B Loans” shall mean term loans that (i) are not Term A Loans or Other Term A Loans, (i) have scheduled annual amortization not in excess of 1.00% of the original principal amount thereof and (iii) have a final maturity not earlier than one year following the then Latest Maturity Date of the Term A Loans and Other Term A Loans then outstanding; provided that, for the avoidance of doubt, the Incremental Term B Loans shall constitute Term B Loans. “Term Borrowing” shall mean a Borrowing comprised of Term Loans of a single Class. “Term Extension Request” shall have the meaning assigned to such term in Section 2.23(a). “Term Facility” shall mean the Term A Facility, the Incremental Term B Loan Facility, any Incremental Term Facility, Extended Term Loans and/or Refinancing Term Loans. “Term Facility Maturity Date” shall mean (i) with respect to the Term A Facility, the Term A Facility Ma- turity Date, (ii) with respect to the Incremental Term B Loan Facility, the Incremental Term B Loan Facility Ma- turity Date and (iii) with respect to any other Incremental Term Facility, the Incremental Term Facility Maturity Date for such Incremental Term Facility. “Term Lender” shall mean a Lender with a Term Loan Commitment or an outstanding Term Loan. “Term Loan Commitment” shall mean any Term A Loan Commitment, any Incremental Term B Loan Commitment or any other Incremental Term Loan Commitment. “Term Loan Installment Date” shall mean any Term A Loan Installment Date, any Refinancing Term Loan Installment Date, any Incremental Term B Loan Installment Date or any Incremental Term Loan Installment Date. “Term Loans” shall mean the Term A Loans, the Incremental Term B Loans, the Incremental Term Loans, Extended Term Loans and/or the Refinancing Term Loans. “Term SOFR” shall mean,

-49- (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor com- parable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Pe- riod, as such rate is published by the Term SOFR Administrator; provided, that if as of 5:00 p.m. on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securi- ties Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to an ABR Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Ad- ministrator; provided that if as of 5:00 p.m. on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administra- tor on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR Term SOFR Determination Day; provided, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” shall mean the CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Adjustment” shall mean (i) with respect to the Term A Loans and the Revolving Facility Loans, a percentage equal to 0.10% per annum and (ii) with respect to the Incremental Term B Loans, a percentage equal to 0.00% per annum. “Term SOFR Reference Rate” shall mean the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR. “Test Period” shall mean, on any date of determination, the period of four consecutive fiscal quarters of Parent then most recently ended (taken as one accounting period) for which financial statements have been (or were required to be) delivered pursuant to Section 5.04(a) or 5.04(b). “Third Amendment” shall mean the Third Amendment to Credit Agreement, dated as of the Third Amend- ment Effective Date, among Parent, the Borrower, the other Loan Parties party thereto, the Lenders and other Per- sons party thereto and the Administrative Agent. “Third Amendment Arrangers” shall have the meaning assigned to such term in the Third Amendment. “Third Amendment Effective Date” shall mean November 26, 2024. “Total Net Debt” at any date shall mean (a) the aggregate principal amount of Consolidated Debt of Parent and the Subsidiaries outstanding at such date determined in accordance with GAAP (but subject to Section 1.03 and after giving effect to all incurrences and repayment of all Indebtedness on such date), less (b) unrestricted cash and

-50- cash equivalents (determined in accordance with GAAP) of Parent and Subsidiaries at such date (after giving effect to all transactions to occur on such date) in excess of $25,000,000. “Total Net Leverage Ratio” shall mean, on any date, the ratio of (a) Total Net Debt on a Pro Forma Basis as of the last day of the Test Period most recently ended as of such date to (b) EBITDA on a Pro Forma Basis for the Test Period most recently ended as of such date, all determined on a consolidated basis. “Total Secured Net Debt” at any date shall mean (a) the aggregate principal amount of Consolidated Debt of Parent and the Subsidiaries outstanding at such date determined in accordance with GAAP (but subject to Section 1.03) and after giving effect to all incurrences and repayment of all Indebtedness on such date) that consists of, with- out duplication, (i) Capital Lease Obligations and (ii) other Indebtedness that in each case is then secured by Liens on property or assets of Parent or any Subsidiary constituting Collateral (other than property or assets held in a de- feasance or similar trust or arrangement for the benefit of the Indebtedness secured thereby) hereunder, less (b) unre- stricted cash and cash equivalents (determined in accordance with GAAP) of Parent and the Subsidiaries at such date (after giving effect to all transactions to occur on such date) in excess of $25,000,000. “Total Secured Net Leverage Ratio” shall mean, on any date, the ratio of (a) Total Secured Net Debt on a Pro Forma Basis as of the last day of the Test Period most recently ended as of such date to (b) EBITDA on a Pro Forma Basis for the Test Period most recently ended as of such date, all determined on a consolidated basis. “Transactions” shall mean, collectively, (a) the execution and delivery of the Loan Documents, the creation of the Liens pursuant to the Security Documents, and the initial borrowings hereunder; (b) the repayment in full of all loans under the Existing Credit Agreement and the termination of the commitments and Liens thereunder and under the other Loan Documents (as defined in the Existing Credit Agreement); and (c) the payment of all fees, costs and expenses to be paid in connection with the foregoing. “Transformative Acquisition” shall mean any acquisition by Parent or any Subsidiary that is either (a) not permitted by the terms of the Loan Documents immediately prior to the consummation of such acquisition or (b) permitted by the terms of Loan Documents immediately prior to the consummation of such acquisition, but would not provide Parent and its Subsidiaries with adequate flexibility under the Loan Documents for the continuation and/or expansion of the combined operations following such consummation, as determined by Parent acting in good faith. “Type” shall mean, when used in respect of any Loan or Borrowing, the rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. “UCP” shall have the meaning assigned to such term in Section 2.05(h). “UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” shall mean the Benchmark Replacement excluding the Benchmark Replacement Adjustment; provided that, if the Unadjusted Benchmark Replacement as so determined would be less than the Floor for the applicable Facility, the Unadjusted Benchmark Replacement will be deemed to be the Floor for such Facility for the purposes of this Agreement. “Unfunded Pension Liability” shall mean, as of the most recent valuation date for the applicable Plan, the excess of (1) the Plan’s actuarial present value (determined on the basis of reasonable assumptions employed by the

-51- independent actuary for such Plan for purposes of Section 412 of the Code or Section 302 of ERISA) of its benefit liabilities (as defined in Section 4001(a)(16) of ERISA) over (2) the fair market value of the assets of such Plan. “Uniform Commercial Code” shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral. “United States” shall mean the United States of America, including (other than for U.S. federal income tax purposes), for the avoidance of doubt, the Commonwealth of Puerto Rico. “Unreimbursed L/C Disbursement” shall have the meaning specified in Section 2.05(f). “Unrestricted Subsidiary” shall mean (i) any subsidiary of Parent designated by Parent as an Unrestricted Subsidiary pursuant to Section 5.12 subsequent to the Closing Date, except to the extent redesignated as a Subsidi- ary in accordance with such Section 5.12, and (ii) any subsidiary of an Unrestricted Subsidiary. “U.S. Government Securities Business Day” shall mean any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securi- ties. “U.S. Special Resolution Regimes” shall have the meaning assigned to such term in Section 9.25. “U.S. Subsidiary” shall mean any Subsidiary of the Borrower that is organized under the Laws of the United States, any state thereof or the District of Columbia. “USA PATRIOT Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended from time to time and any successor thereto, including the Beneficial Ownership Regulation. “Voting Stock” shall mean for any Person, Equity Interests of that Person generally entitled to vote for the election of the Board of Directors of such Person. “Waivable Mandatory Prepayment” shall mean a mandatory prepayment pursuant to Section 2.12(b) (other than any mandatory prepayment with Net Proceeds described in clause (b) of the definition of “Net Proceeds”) or Section 2.12(c). “Weighted Average Life to Maturity” when applied to any Indebtedness at any date, shall mean the number of years obtained by dividing (1) the sum of the products obtained by multiplying (a) the amount of each then re- maining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof by (b) the number of years (calculated to the nearest one-twelfth) that will elapse be- tween such date and the making of such payment by (2) the then outstanding principal amount of such Indebtedness. “Wholly-Owned Subsidiary” of any person shall mean a subsidiary of such person, all of the Equity Inter- ests of which (other than directors’ qualifying shares or nominee or other similar shares required pursuant to applica- ble law) are owned by such person or another Wholly-Owned Subsidiary of such person. “Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Working Capital” shall mean, with respect to Parent and the Subsidiaries on a consolidated basis at any date of determination, Current Assets at such date of determination minus Current Liabilities at such date of deter- mination; provided, that, for purposes of calculating Excess Cash Flow, increases or decreases in Working Capital

-52- shall be calculated without regard to any changes in Current Assets or Current Liabilities as a result of (a) any re- classification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent or (b) the effects of purchase accounting. “Write-Down and Conversion Powers” shall mean (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legisla- tion for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Finan- cial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instru- ment is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02. Terms Generally. (a) With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (i) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. (ii) Whenever the context may require, any pronoun shall include the corresponding mascu- line, feminine and neuter forms. (iii) The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” (iv) The word “will” shall be construed to have the same meaning and effect as the word “shall.” (v) Any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other docu- ment as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document). (vi) Any reference herein to any Person shall be construed to include such Person’s succes- sors and assigns. (vii) The words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof. (viii) All references in a Loan Document to Articles, Sections, Preliminary Statements, Exhib- its and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Ex- hibits and Schedules to, the Loan Document in which such references appear. (ix) Any reference to any law (or provision thereof) shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or reg- ulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supple- mented from time to time. (x) The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

-53- (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Any financial ratios shall be calculated by dividing the appropriate component by the other com- ponent, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). (d) Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposi- tion or transfer, or similar term, shall be deemed to include a division of or by a limited liability company, or an allo- cation of assets to a series of limited liability companies (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person). SECTION 1.03. Accounting Terms. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be con- strued in accordance with GAAP, as in effect from time to time; provided, that, if Parent notifies the Administrative Agent that Parent requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Adminis- trative Agent notifies Parent that the Required Lenders request an amendment to any provision hereof for such pur- pose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then (x) such provision shall be interpreted on the basis of GAAP as in effect and applied immediately be- fore such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith, and (y) Parent shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Notwithstanding any other provision contained herein, (i) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Statement of Financial Accounting Standards 159 (or any other Financial Ac- counting Standard having a similar result or effect) to value any Indebtedness or other liabilities of Parent or any of its Subsidiaries at “fair value”, as defined therein and (ii) the accounting for operating leases and capital leases under GAAP as in effect on December 31, 2019 (including Accounting Standards Codification 840) shall apply for the purposes of determining compliance with the provisions of this Agreement, including the definition of “Capital Lease Obligations”, unless Parent elects otherwise. SECTION 1.04. Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts with respect to Loans and Commit- ments and Outstanding Amounts denominated in Alternative Currencies or L/C Alternative Currencies, as applica- ble. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for pur- poses of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the L/C Issuer, as applicable. No Default or Event of Default shall arise as a result of changes in currency exchange rates from those rates applicable at the time an applicable action was taken as long as such action was permitted hereun- der when such action was taken. (b) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepay- ment of an Alternative Currency Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Alternative Currency Loan or Letter of Credit is denominated in an Alternative Currency or an L/C Alternative Currency, such amount

-54- shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Al- ternative Currency or L/C Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Ad- ministrative Agent or the L/C Issuer, as the case may be. SECTION 1.05. Additional Alternative Currencies. (a) The Borrower may from time to time request that Alternative Currency Loans be made in a cur- rency other than an existing Alternative Currency and/or Letters of Credit be issued in a currency other than an ex- isting L/C Alternative Currency; provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of Alternative Currency Loans, such request shall be subject to the approval of the Administrative Agent; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the L/C Issuer. (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 20 Business Days prior to the date of the desired Credit Event (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the L/C Issuer, in its or their sole discre- tion). In the case of any such request pertaining to Alternative Currency Loans, the Administrative Agent shall promptly notify each Revolving Facility Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify the L/C Issuer thereof. Each Revolving Facility Lender (in the case of any such request pertaining to Revolving Facility Loans that are Alternative Currency Loans) or the L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., 10 Business Days after receipt of such request whether it consents, in its sole discretion, to the making of such Alternative Currency Loans or the issuance of such Letters of Credit, as the case may be, in such requested cur- rency. (c) Any failure by a Revolving Facility Lender or the L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Re- volving Facility Lender or the L/C Issuer, as the case may be, to permit Alternative Currency Loans to be made or Letters of Credit to be issued in such requested currency. If the Administrative Agent and all the Revolving Facility Lenders consent to making Alternative Currency Loans in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an “Alternative Cur- rency” hereunder for purposes of any Borrowings of Alternative Currency Loans; and if the Administrative Agent and the L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an “L/C Alternative Currency” hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.05, the Administrative Agent shall promptly so notify the Borrower. The Required Class Lenders of the Revolving Facility may give notice to the Borrower that any Alternative Currency ceases to be an Alternative Currency hereunder, and such notice shall be effective 20 Business Days after such notice. The Administrative Agent or the L/C Issuer may give notice to the Borrower that any Alternative Currency or L/C Alternative Currency, respectively, is no longer readily available and freely trans- ferable and convertible into Dollars, and upon such notice such currency shall cease to be an Alternative Currency or L/C Alternative Currency, as applicable, hereunder. SECTION 1.06. Change of Currency. (a) Each obligation of the Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the Closing Date shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of ac- crual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Bor- rowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period.

-55- (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro. (c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency. SECTION 1.07. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Local Time. SECTION 1.08. Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such in- creases, whether or not such maximum stated amount is in effect at such time. SECTION 1.09. Limited Condition Transactions. Notwithstanding anything to the contrary herein, for purposes of (a) (i) determining compliance with any applicable ratio or test (including any First Lien Secured Net Leverage Ratio test, any Total Secured Net Leverage Ratio test or any Total Net Leverage Ratio test) and/or the availability or use under any baskets, (ii) determining the accuracy of representations and warranties hereunder or under any other Loan Document or (iii) determining satisfaction of any conditions precedent, in each case of clauses (i), (ii) and (iii), in connection with any Specified Transaction and/or (b) whether a Default or Event of Default (or any type of Default or Event of Default) shall have occurred and be continuing, in each case of clauses (a) and (b), in connection with any Limited Condition Transac- tion (including the assumption or incurrence of Indebtedness in connection therewith), the date of determination of such ratio, compliance or whether the relevant condition is satisfied may be deemed to be, at Parent’s option (Par- ent’s election to exercise such option, an “LCA Election”), the date the definitive agreements for such Limited Con- dition Acquisition are entered into (the “LCA Test Date”). If on a Pro Forma Basis, after giving effect to the rele- vant Limited Condition Transaction and/or any other Specified Transactions to be entered into in connection there- with (including the incurrence of Indebtedness and the use of proceeds thereof) determined as if such Limited Con- dition Acquisition or other transactions had occurred at the beginning of the most recently ended Test Period ending prior to the LCA Test Date, Parent could have taken such action on the relevant LCA Test Date in compliance with the applicable ratios and other conditions, then such provisions will be deemed to have been complied with, unless a Specified Event of Default has occurred and is continuing on the date such Limited Condition Acquisition is con- summated. If Parent has made an LCA Election in respect of any Limited Condition Transaction or the other Specified Transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof), then, in connection with any subsequent calculation of any ratios, tests, caps or baskets with re- spect to any other Specified Transaction on or following the LCA Test Date and prior to the earlier of (x) the date on which such Limited Condition Transaction or related Indebtedness is consummated and (y) the date that the de- finitive agreements for such Limited Condition Transaction are terminated or expire, as applicable, without consum- mation thereof, any such ratio, test, cap or basket shall be calculated on a Pro Forma Basis assuming such Limited Condition Transaction and the other transactions in connection therewith have been consummated. SECTION 1.10. Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to

-56- ABR, a Relevant Rate, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, ABR, a Relevant Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of ABR, a Rel- evant Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, any alternative, successor or re- placement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a man- ner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain ABR, a Relevant Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Bor- rower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, puni- tive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.11. Certain Calculations and Determinations. (a) Parent may rely on more than one basket or exception hereunder (including both ratio-based and non-ratio based baskets and exceptions, and including partial reliance on different baskets that, collectively, permit the entire proposed transaction) at the time of any proposed transaction, Parent may, in its sole discretion, at any later time divide, classify or reclassify such transaction (or any portion thereof) in any manner that complies with the available baskets and exceptions hereunder at such later time (provided that with respect to reclassification of In- debtedness and Liens, any such reclassification shall be subject to the parameters of Sections 7.01 and 7.03, as appli- cable); (b) (i) unless Parent elects otherwise, if Parent or its Subsidiaries in connection with the consumma- tion of any transaction or series of related transactions (A) incurs or repays Indebtedness, creates Liens, makes asset sales or other dispositions, makes Investments, makes Restricted Payments, designates any subsidiary as restricted or unrestricted or takes any other action under or as permitted by a ratio-based basket and (B) incurs or repays In- debtedness, creates Liens, makes asset sales or other dispositions, makes Investments, makes Restricted Payments, designates any subsidiary as restricted or unrestricted or takes any other action under a non-ratio-based basket (which shall occur substantially contemporaneously with the events in clause (A) above) under the same covenant or other applicable test, then the applicable ratio will be calculated with respect to any such action under the applicable ratio-based basket under the same covenant or other applicable test without regard to any such action under any such non-ratio-based basket made in connection with such transaction or series of related transactions; (c) if Parent or its Subsidiaries enters into any revolving, delayed draw or other committed debt facil- ity, Parent or Borrower may elect to determine compliance of such debt facility (including the incurrence of Indebt- edness and Liens from time to time in connection therewith) with this Agreement and each other Loan Document on the date commitments with respect thereto are first received (or such other date as permitted by Section 1.09), in each case assuming the full amount of such facility is incurred (and any applicable Liens are granted) on such date, in lieu of determining such compliance on any subsequent date (including any date on which Indebtedness is in- curred pursuant to such facility); provided that (A)(i) solely with respect to any revolving debt facility, for as long as such election is in effect any future calculation of such ratio-based basket shall only include amounts borrowed and outstanding as of such date of determination and (ii) with respect to any other delayed draw or other committed debt facility, for as long as such election is in effect any future calculation of such ratio-based basket shall include the total amount of commitments under such facility until such commitments are terminated and (B) at Parent’s election, debt commitments may be obtained prior to Parent’s ability to incur such Indebtedness as long as such Indebtedness is permitted to be incurred on the date such commitments are funded (and only to the extent so funded); (d) if Parent or its Subsidiaries incurs Indebtedness under a ratio-based basket, such ratio-based basket (together with any other ratio-based basket utilized in connection therewith, including in respect of other Indebted-

-57- ness, Liens, asset sales or other dispositions, Investments, Restricted Payments or payments in respect of Junior Fi- nancing) will be calculated excluding the cash proceeds of such Indebtedness for netting purposes (i.e., such cash proceeds shall not reduce the First Lien Secured Net Debt, Total Net Debt or Total Secured Net Debt, as applicable pursuant to clause (b) of the definition of such terms); provided that the actual application of such proceeds may re- duce Indebtedness for purposes of determining compliance with any such applicable ratio-based basket; and (e) without prejudice to subclause (i) above, if the Parent or any Subsidiary relies in full or in part on a non-ratio based basket or exception in connection with any proposed transaction, all or any portion of which trans- action subsequently is eligible to be reclassified as having been incurred pursuant to a ratio-based basket or excep- tion, then such amounts originally permitted under the non-ratio-based basket or exception shall automatically be reclassified as having been incurred pursuant to a ratio-based basket or exception to the maximum extent then per- mitted under such ratio-based basket or exception without the Parent needing to make any election, give any notice or take any action to effect such reclassification. ARTICLE II THE CREDITS SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein: (a) (i) each Term A Lender agrees to make Term A Loans to the Borrower on the Closing Date in Dollars in a principal amount not to exceed such Lender’s Term A Loan Commitment and (ii) each Term A Lender agrees to make Term A Loans to the Borrower on the First Amendment Effective Date in Dollars in a principal amount not to exceed such Lender’s Incremental Term A Loan Commitment; (b) (i) each Incremental Term B Lender agrees to make Incremental Term B Loans to the Borrower on the First Amendment Effective Date in Dollars in a principal amount not to exceed such Lender’s Incremental Term B Loan Commitment and, (ii) each Incremental Term B Lender agrees to make Incremental Term B Loans to the Borrower on the Fifth Amendment Effective Date in Dollars in a princi- pal amount not to exceed such Lender’s 2025 Incremental Term B Loan Commitment and (iii) each Incre- mental Term B Lender agrees to make Incremental Term B Loans to the Borrower on the Sixth Amendment Effective Date in Dollars in a principal amount not to exceed such Lender’s 2026 Incre- mental Term B Loan Commitment; (c) each Revolving Facility Lender agrees to make Revolving Facility Loans to the Borrower from time to time during the Availability Period in Dollars or any Alternative Currency in an aggregate principal amount that will not result in (i) such Lender’s Revolving Facility Credit Exposure exceeding such Lender’s Revolving Facility Commitment, (ii) the total Revolving Facility Credit Exposure exceeding the total Revolving Facility Commitment or (iii) the aggregate amount of all Revolving Facility Loans de- nominated in Alternative Currencies exceeding the Alternative Currency Sublimit; and (d) within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Facility Loans. Amounts repaid or prepaid in re- spect of Term Loans may not be reborrowed. SECTION 2.02. Loans and Borrowings. (a) Each Revolving Facility Loan and Term Loan shall be made as part of a Borrowing consisting of Loans under the same Class and of the same Type made by the Lenders ratably in accordance with their respective Commitments under the applicable Facility. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided, that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

-58- (b) Subject to Section 2.15, each Borrowing (other than a Swingline Borrowing) shall be comprised entirely of ABR Loans, Alternative Currency Loans or SOFR Loans as the Borrower may request in accordance herewith. Each Swingline Borrowing shall be an ABR Borrowing. Each Lender at its option may make any ABR Loan, Alternative Currency Loans or SOFR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided, that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement and such Lender shall not be entitled to any amounts payable under Section 2.16 solely in respect of increased costs resulting from such exercise and existing at the time of such exercise. (c) At the commencement of each Interest Period for any Borrowing, such Borrowing shall be in an aggregate amount not less than the Borrowing Minimum and, in the case of a Revolving Facility Borrowing, that is an integral multiple of the Borrowing Multiple. Subject to Section 2.04(c) and Section 2.05(e), at the time that each Term Borrowing or Revolving Facility Borrowing is made, such Borrowing shall be in an aggregate amount that is not less than the Borrowing Minimum and, in the case of a Revolving Facility Borrowing, that is an integral multiple of the Borrowing Multiple; provided, that an ABR Revolving Facility Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Commitments. Borrowings of more than one Type and under more than one Facility may be outstanding at the same time; provided, that there shall not at any time be more than a total of 10 Alternative Currency Borrowings and SOFR Borrowings outstanding under this Agreement. (d) Except as otherwise provided herein, an Alternative Currency Loan may be continued or con- verted only on the last day of an Interest Period for such Alternative Currency Loan. During the existence of an Event of Default and upon the election of the Administrative Agent or the Required Class Lenders, no Loans may be converted to or continued as Alternative Currency Loans without the consent of the Required Class Lenders of such Facility. (e) Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all of the portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent, and such Lender. SECTION 2.03. Requests for Borrowings. To request a Revolving Facility Borrowing and/or a Term Borrowing, the Borrower shall notify the Admin- istrative Agent of such request by telephone (a) in the case of a SOFR Borrowing or an Alternative Currency Bor- rowing, not later than 10:00 a.m. (x) three U.S. Government Securities Business Days before the date of any pro- posed Borrowing denominated in Dollars and (y) four Business Days before the date of any proposed Borrowing denominated in an Alternative Currency or (b) in the case of an ABR Borrowing, not later than 10:00 a.m., on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable (but may be condi- tional) and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of a written Bor- rowing Request in a form approved by the Administrative Agent and signed by a Responsible Officer of the Bor- rower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02: (i) the Class of Loans comprising such Borrowing; (ii) the aggregate amount of the requested Borrowing; (iii) the date of such Borrowing, which shall be a Business Day; (iv) whether such Borrowing is to be an ABR Borrowing, an Alternative Currency Borrowing or a SOFR Borrowing; (v) in the case of a SOFR Borrowing or an Alternative Currency Borrowing, the initial Inter- est Period to be applicable thereto, which shall be a period contemplated by the definition of the term “In- terest Period”;

-59- (vi) in the case of a Revolving Facility Borrowing, the currency in which such Borrowing is to be denominated (which shall be Dollars or an Alternative Currency); and (vii) the location and number of the Borrower’s account to which funds are to be disbursed. If no election as to the currency of any Revolving Facility Borrowing is made, then the requested Borrowing shall be made in Dollars. If no election as to the Type of Revolving Facility Borrowing or Term Borrowing is specified, then the requested Borrowing shall be (x) an ABR Borrowing in the case of Loans denominated in Dollars or (y) an Alternative Currency Borrowing with an Interest Period of one month’s duration in the case of Revolving Facility Loans denominated in an Alternative Currency. If no Interest Period is specified with respect to any requested SOFR Borrowing or Alternative Currency Borrowing, then the Borrower shall be deemed to have selected an Inter- est Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Sec- tion, the Administrative Agent shall advise each applicable Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. SECTION 2.04. Swingline Loans. (a) The Swingline. Subject to the terms and conditions set forth herein, the Swingline Lender may, in its sole discretion, agree, in reliance upon the agreements of the other Revolving Facility Lenders set forth in this Section 2.04, to make loans in Dollars (each such loan, a “Swingline Loan”) to the Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the Swingline Sublimit, notwithstanding the fact that such Swingline Loans, when aggregated with the Revolving Facil- ity Percentage of the Outstanding Amount of Revolving Facility Loans and L/C Obligations of the Revolving Facil- ity Lender acting as Swingline Lender, may exceed the amount of such Lender’s Revolving Facility Commitment; provided, however, that after giving effect to any Swingline Loan, (i) the Revolving Facility Credit Exposure shall not exceed the total Revolving Facility Commitments, and (ii) the aggregate Revolving Facility Credit Exposure of any Revolving Facility Lender (other than the Swingline Lender) shall not exceed such Revolving Facility Lender’s Revolving Facility Commitment, and provided, further, that the Borrower shall not use the proceeds of any Swin- gline Loan to refinance any outstanding Swingline Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.12, and reborrow under this Section 2.04. Each Swingline Loan shall be an ABR Loan. Immediately upon the making of a Swingline Loan, each Revolving Facility Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swingline Lender a risk participation in such Swingline Loan in an amount equal to the product of such Lender’s Revolving Facility Percentage times the amount of such Swingline Loan. (b) Borrowing Procedures. Each Swingline Borrowing shall be made upon the Borrower’s irrevoca- ble notice to the Swingline Lender and the Administrative Agent, which may be given by telephone. Each such no- tice must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. on the re- quested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000 and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swingline Lender and the Administrative Agent of a written Swingline Borrowing Re- quest, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swingline Lender of any telephonic Swingline Loan request, the Swingline Lender will confirm with the Adminis- trative Agent (by telephone or in writing) that the Administrative Agent has also received such Swingline Loan re- quest and, if not, the Swingline Lender will notify the Administrative Agent (by telephone or in writing) of the con- tents thereof. Unless the Swingline Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Swingline Borrowing (A) directing the Swingline Lender not to make such Swingline Loan as a result of the limitations set forth in the provisos to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Section 4.01 is not then satisfied, then, subject to the terms and conditions hereof, the Swingline Lender may, not later than 3:00 p.m. on the borrowing date specified in such Swingline Borrowing Request, make the amount of its Swingline Loan available to the Borrower at the account of the Borrower specified in such Swingline Borrowing Request.

-60- (c) Refinancing of Swingline Loans. (i) The Swingline Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swingline Lender to so request on its behalf), that each Revolv- ing Facility Lender make an ABR Revolving Loan in an amount equal to such Revolving Facility Lender’s Revolv- ing Facility Percentage of the amount of Swingline Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Borrowing Request for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the Borrowing Minimum and Borrowing Multiples, but subject to the unutilized portion of the Revolving Facility Commitments and the conditions set forth in Section 4.01. The Swingline Lender shall furnish the Borrower with a copy of the applicable Borrowing Request promptly after (other than the delivery of a Borrowing Request) delivering such notice to the Administrative Agent. Each Revolving Fa- cility Lender shall make an amount equal to its Revolving Facility Percentage of the amount specified in such Bor- rowing Request available to the Administrative Agent in Same Day Funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swingline Loan) for the account of the Swingline Lender at the Administrative Agent’s Office for Dollar-denominated payments not later than 1:00 p.m. on the day specified in such Borrowing Request, whereupon, subject to Section 2.04(c)(ii), each Revolving Facility Lender that so makes funds available shall be deemed to have made an ABR Revolving Loan to the Borrower in such amount. The Ad- ministrative Agent shall remit the funds so received to the Swingline Lender. (ii) If for any reason any Swingline Loan cannot be refinanced by such an ABR Revolving Facility Borrowing in accordance with Section 2.04(c)(i), the request for ABR Revolving Loans submitted by the Swingline Lender as set forth herein shall be deemed to be a request by the Swingline Lender that each of the Revolving Facil- ity Lenders fund its risk participation in the relevant Swingline Loan and each Revolving Facility Lender’s payment to the Administrative Agent for the account of the Swingline Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation. (iii) If any Revolving Facility Lender fails to make available to the Administrative Agent for the ac- count of the Swingline Lender any amount required to be paid by such Revolving Facility Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swingline Lender shall be entitled to recover from such Revolving Facility Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swingline Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swingline Lender in connection with the foregoing. If such Revolving Facility Lender pays such amount (with interest and fees as afore- said), the amount so paid shall constitute such Lender’s ABR Revolving Loan included in the relevant ABR Revolv- ing Facility Borrowing or funded participation in the relevant Swingline Loan, as the case may be. A certificate of the Swingline Lender submitted to any Revolving Facility Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error. (iv) Each Revolving Facility Lender’s obligation to make ABR Revolving Loans pursuant to Section 2.04(c)(i) or to purchase and fund risk participations in Swingline Loans pursuant to Section 2.04(c)(ii) shall be ab- solute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, re- coupment, defense or other right which such Lender may have against the Swingline Lender, the Borrower or any other person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make ABR Revolving Loans pursuant to Section 2.04(c)(i) is subject to the conditions set forth in Section 4.01. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swingline Loans, together with interest as provided herein. (d) Repayment of Participations. (i) At any time after any Revolving Facility Lender has purchased and funded a risk participation in a Swingline Loan, if the Swingline Lender receives any payment on account of such Swingline Loan, the Swingline Lender will distribute to such Revolving Facility Lender its Revolving Facility Percentage thereof in the same funds as those received by the Swingline Lender.

-61- (ii) If any payment received by the Swingline Lender in respect of principal or interest on any Swin- gline Loan is required to be returned by the Swingline Lender under any of the circumstances described in Section 8.10 (including pursuant to any settlement entered into by the Swingline Lender in its discretion), each Revolving Facility Lender shall pay to the Swingline Lender its Revolving Facility Percentage thereof on demand of the Ad- ministrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swingline Lender. The obligations of the Revolving Facility Lenders under this clause shall be absolute and un- conditional and survive Payment in Full and the termination of this Agreement. (e) Interest for Account of Swingline Lender. The Swingline Lender shall be responsible for invoic- ing the Borrower for interest on the Swingline Loans. Until each Revolving Facility Lender funds its ABR Revolv- ing Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Facility Lender’s Revolving Facility Percentage of any Swingline Loan, interest in respect of such Revolving Facility Percentage shall be solely for the account of the Swingline Lender. (f) Payments Directly to Swingline Lender. The Borrower shall make all payments of principal and interest in respect of the Swingline Loans directly to the Swingline Lender. (g) Resignation as Swingline Lender. Notwithstanding anything to the contrary contained herein, if at any time a Swingline Lender assigns all of its Revolving Facility Commitment and Revolving Facility Loans pursu- ant to Section 9.04(b), Truist Bank may, upon 30 days’ prior written notice to the Administrative Agent, the Revolv- ing Facility Lenders and the Borrower, resign as Swingline Lender. In the event of any such resignation as Swin- gline Lender, the Borrower shall be entitled to appoint from among the Lenders one or more successor Swingline Lender(s) hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of such Swingline Lender, as the case may be. After the resignation of a Swingline Lender hereun- der, the retiring Swingline Lender shall remain a party hereto and shall retain all of the rights and obligations of a Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the ef- fective date of such resignation, including the right to require the Lenders to make ABR Revolving Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.04(c). Upon the appointment of a successor Swingline Lender, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of a Swingline Lender hereunder. SECTION 2.05. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01, the Borrower may request that the L/C Issuer, in reliance on the agreements of the Revolving Facility Lenders set forth in this Section 2.05, issue, at any time and from time to time during the period from and including the Closing Date until the Letter of Credit Expiration Date, Letters of Credit denominated in Dollars or in one or more L/C Alternative Currencies for its own account or the account of any of its Subsidiaries in such form as is acceptable to the L/C Issuer in its reasonable determination. Letters of Credit issued hereunder shall constitute utilization of the Revolving Facility Commitments. All Existing Letters of Credit shall be deemed to have been is- sued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and condi- tions hereof. (b) Notice of Issuance, Amendment, Extension or Renewal. (i) To request the issuance of a Letter of Credit (or the amendment of the terms and condi- tions, extension of the terms and conditions, extension of the expiration date, or reinstatement of amounts paid, or renewal of an outstanding Letter of Credit), the Borrower shall deliver (or transmit by electronic communication, if arrangements for doing so have been approved by the L/C Issuer) to the L/C Issuer and to the Administrative Agent not later than (i) in the case of a Letter of Credit denominated in Dollars, 11:00 a.m. at least two Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be and (ii) in the case of a Letter of Credit denominated in an L/C Alternative Currency, 11:00 a.m. at least four Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance

-62- date or date of amendment, as the case may be, in each case, a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, extended, reinstated or renewed, and specifying the date of issuance, amendment, extension, reinstatement or renewal (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with clause (d) of this Section 2.05), the amount of such Letter of Credit, the name and address of the beneficiary thereof, the purpose and nature of the requested Letter of Credit and such other information as shall be necessary to prepare, amend, ex- tend, reinstate or renew such Letter of Credit. If requested by the L/C Issuer, the Borrower also shall sub- mit a Letter of Credit Application and reimbursement agreement on the L/C Issuer’s standard form in con- nection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of Letter of Credit Application and reimbursement agreement or other agreement submitted by the Borrower to, or entered into by the Bor- rower with, the L/C Issuer relating to any Letter of Credit, the terms and conditions of this Agreement shall control. (ii) If the Borrower so requests in any applicable Letter of Credit Application (or the amend- ment of an outstanding Letter of Credit), the L/C Issuer may, in its sole and absolute discretion, agree to issue a standby Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior written notice to the beneficiary thereof not later than a day (the “Non-Ex- tension Notice Date”) in each such twelve-month period to be agreed upon by the Borrower and the L/C Issuer at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto- Extension Letter of Credit has been issued, the Revolving Facility Lenders shall be deemed to have author- ized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the date permitted pursuant to Section 2.05(d); provided, however, that the L/C Issuer shall not (x) permit any such extension if (A) the L/C Issuer has determined that it would not be per- mitted at such time to issue such Letter of Credit in its extended form under the terms hereof except that the expiration date may be extended to a date that is no more than one year from the then-current expiration date, or (y) it has received notice (which may be in writing or by telephone (if promptly confirmed in writ- ing)) on or before the day that is five Business Days before the Non-Extension Notice Date from the Ad- ministrative Agent that the Required Class Lenders under the Revolving Facility have elected not to permit such extension or (ii) be obligated to permit such extension if it has received notice (which may be in writ- ing or by telephone (if promptly confirmed in writing)) on or before the day that is seven Business Days before the Non-Extension Notice Date from the Administrative Agent, any Revolving Facility Lender or the Borrower that one or more of the applicable conditions specified in Section 4.01 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension. (c) Limitations on Amounts, Issuance and Amendment. A Letter of Credit shall be issued, amended, extended, reinstated or renewed only if (and upon issuance, amendment, extension, reinstatement or renewal of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, extension, reinstatement or renewal (x) the Outstanding Amount of all L/C Obligations shall not exceed the Letter of Credit Sublimit that would be in effect at any time prior to the expiration of all Letters of Credit out- standing at such time (after giving effect to the scheduled maturity of any Revolving Facility Commitment occurring prior to the expiration of all such Letters of Credit), (y) the total Revolving Facility Credit Exposure shall not exceed the total Revolving Facility Commitments at any time prior to the expiration of all Letters of Credit outstanding at such time (after giving effect to the scheduled maturity of any Revolving Facility Commitment occurring prior to the expiration of all such Letters of Credit) and (z) no Lender’s Revolving Facility Credit Exposure shall exceed such Lender’s Revolving Facility Commitments. (i) The L/C Issuer shall not be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Change in Law shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of

-63- credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with re- spect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Clos- ing Date and which the L/C Issuer in good faith deems material to it; (B) the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit; (C) except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit is in an initial stated amount less than $100,000, in the case of a commercial Letter of Credit, or $100,000, in the case of a standby Letter of Credit; (D) except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit is to be denominated in a currency other than Dollars or an L/C Alternative Cur- rency; (E) such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; (F) the issuance of such Letter of Credit would result in such Revolving Facility Lender’s Revolving Facility Credit Exposure exceeding its Revolving Facility Commitment; (G) the stated amount of such Letter of Credit would cause the aggregate stated amount of all outstanding Letters of Credit issued by the L/C Issuer to exceed the aggregate amount of such L/C Issuer’s Letter of Credit Commitment; or (H) a default of any Revolving Facility Lender’s obligations to fund under Section 2.05(f) exists or any Revolving Facility Lender is at such time a Defaulting Lender hereunder, un- less the L/C Issuer has entered into satisfactory arrangements with the Borrower or such Revolv- ing Facility Lender to eliminate the L/C Issuer’s risk with respect to such Revolving Facility Lender, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discre- tion) with the Borrower or such Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.27) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Ob- ligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion. (ii) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. (iii) The L/C Issuer shall not amend any Letter of Credit if the L/C Issuer would not be per- mitted at such time to issue such Letter of Credit in its amended form under the terms hereof. (d) Expiration Date. Each Letter of Credit shall have a stated expiration date no later than the earlier of (i) the date twelve months after the date of the issuance of such Letter of Credit (or, in the case of any extension of the expiration date thereof, whether automatic or by amendment, twelve months after the then-current expiration date of such Letter of Credit) and (ii) the Letter of Credit Expiration Date, unless such expiring date shall be ap- proved, with respect to clause (i), by the L/C Issuer and the Required Revolving Lenders or, with respect to clause (ii), by the L/C Issuer and all of the Revolving Facility Lenders. (e) Participations.

-64- (i) By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount or extending the expiration date thereof), and without any further action on the part of the L/C Issuer or the Lenders, the L/C Issuer hereby grants to each Revolving Facility Lender, and each Revolving Facility Lender hereby acquires from the L/C Issuer, a participation in such Letter of Credit equal to such Lender’s Revolving Facility Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Revolving Facility Lender acknowledges and agrees that its obligation to acquire participa- tions pursuant to this clause (e) in respect of Letters of Credit is absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including any amendment, extension, reinstatement or renewal of any Letter of Credit or the occurrence and continuance of a Default or reduction or termina- tion of the Revolving Facility Commitments. (ii) In consideration and in furtherance of the foregoing, each Revolving Facility Lender hereby absolutely, unconditionally and irrevocably agrees to pay to the Administrative Agent, for the ac- count of the L/C Issuer, such Lender’s Revolving Facility Percentage of each L/C Disbursement made by the L/C Issuer not later than 1:00 p.m. on the Business Day specified in the notice provided by the Admin- istrative Agent to the Revolving Facility Lenders pursuant to Section 2.05(f) until such L/C Disbursement is reimbursed by the Borrower or at any time after any reimbursement payment is required to be refunded to the Borrower for any reason, including after the Revolving Facility Maturity Date. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each such payment shall be made in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Sec- tion 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Facility Lenders pur- suant to this Section 2.05), and the Administrative Agent shall promptly pay to the L/C Issuer the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any pay- ment from the Borrower pursuant to Section 2.05(f), the Administrative Agent shall distribute such pay- ment to the L/C Issuer or, to the extent that the Revolving Facility Lenders have made payments pursuant to this clause (e) to reimburse the L/C Issuer, then to such Lenders and the L/C Issuer as their interests may appear. Any payment made by a Lender pursuant to this clause (e) to reimburse the L/C Issuer for any L/C Disbursement shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such L/C Disbursement. (iii) Each Revolving Facility Lender further acknowledges and agrees that its participation in each Letter of Credit will be automatically adjusted to reflect such Lender’s Revolving Facility Percentage of the aggregate amount available to be drawn under such Letter of Credit at each time such Lender’s Re- volving Facility Commitment is amended pursuant to the operation of Section 2.22 or 2.25, as a result of an assignment in accordance with Section 9.04 or otherwise pursuant to this Agreement. (iv) If any Revolving Facility Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing pro- visions of this Section 2.05(e), then, without limiting the other provisions of this Agreement, the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Facility Loan included in the relevant Revolving Facility Borrowing or L/C Disbursement Participation. A certificate of the L/C Issuer submitted to any Re- volving Facility Lender (through the Administrative Agent) with respect to any amounts owing under this clause (e)(iv) shall be conclusive absent manifest error. (f) Reimbursement. If the L/C Issuer shall make any L/C Disbursement in respect of a Letter of Credit, the Borrower shall reimburse the L/C Issuer in respect of such L/C Disbursement by paying to the Adminis- trative Agent an amount equal to such L/C Disbursement not later than the Business Day immediately following the day that the Borrower receives such notice; provided that, if such L/C Disbursement is not less than Borrowing Min- imum, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section

-65- 2.03 or Section 2.04 that such payment be financed with a Borrowing of ABR Loans or Swingline Loan in an equiv- alent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Borrowing of ABR Loans or Swingline Loan. In the case of a Letter of Credit denomi- nated in an L/C Alternative Currency, the Borrower shall reimburse the L/C Issuer in Dollars, unless the L/C Issuer shall have specified in such notice that it will accept reimbursement in the L/C Alternative Currency in which such Letter of Credit was so denominated. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an L/C Alternative Currency, the L/C Issuer shall notify the Borrower of the Dollar Equiv- alent of the amount of the drawing promptly following the determination thereof. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Facility Lender of the applicable L/C Dis- bursement, the payment then due from the Borrower in respect thereof (the “Unreimbursed L/C Disbursement”) and such Lender’s Revolving Facility Percentage thereof. In such event, the Borrower shall be deemed to have re- quested a Borrowing of ABR Revolving Loans to be disbursed on the date of payment by the L/C Issuer under a Letter of Credit in an amount equal to the Unreimbursed L/C Disbursement, without regard to the Borrowing Mini- mum or Borrowing Multiple for the principal amount of ABR Revolving Loans, but subject to the amount of the unutilized portion of the aggregate Revolving Facility Commitments and the conditions set forth in Section 4.01 (other than the delivery of a Borrowing Request). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.05(f) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (g) Obligations Absolute. (i) The obligation of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Disbursement shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (A) any lack of validity or enforceability of this Agreement, any other Loan Docu- ment or any Letter of Credit, or any term or provision herein or therein; (B) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any person for whom any such beneficiary or any such transferee may be act- ing), the L/C Issuer or any other person, whether in connection with this Agreement, the transac- tions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (C) any draft, demand, certificate or other document presented under such Letter of Credit that appears on its face to be valid proving to be forged, fraudulent, invalid or insufficient in any respect or any statement in such draft or other document being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (D) waiver by the L/C Issuer of any requirement that exists for the L/C Issuer’s pro- tection and not the protection of the Borrower or any waiver by the L/C Issuer which does not in fact materially prejudice the Borrower; (E) honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft; (F) any payment made by the L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the Uniform Commercial Code, the ISP or the UCP, as applicable;

-66- (G) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any person purporting to be a trus- tee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; (H) any adverse change in the relevant exchange rates or in the availability of the relevant L/C Alternative Currency to the Borrower or any Subsidiary or in the relevant currency markets generally; (I) any amendment or waiver of or any consent to departure from all or any of the provisions of this Agreement, any Letter of Credit or any other Loan Document; or (J) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.05, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. (ii) The Borrower shall promptly examine a copy of each Letter of Credit and each amend- ment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s in- structions or other irregularity, the Borrower will immediately notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid. (iii) None of the Administrative Agent, the Lenders, the L/C Issuer, or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the L/C Issuer or any payment or failure to make any payment thereunder (irre- spective of any of the circumstances referred to in the preceding sentence), or any error, omission, interrup- tion, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in inter- pretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the L/C Issuer; provided that the foregoing shall not be construed to excuse the L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the L/C Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the L/C Issuer (as finally determined by a court of competent jurisdiction), the L/C Issuer shall be deemed to have exercised care in each such determination, and that: (A) the L/C Issuer may replace a purportedly lost, stolen, or destroyed original Let- ter of Credit or missing amendment thereto with a certified true copy marked as such or waive a requirement for its presentation; (B) the L/C Issuer may accept documents that appear on their face to be in substan- tial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Let- ter of Credit and without regard to any non-documentary condition in such Letter of Credit; (C) the L/C Issuer shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and

-67- (D) this sentence shall establish the standard of care to be exercised by the L/C Is- suer when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by ap- plicable law, any standard of care inconsistent with the foregoing). Without limiting the foregoing, none of the Administrative Agent, the Lenders, the L/C Issuer, or any of their Re- lated Parties shall have any liability or responsibility by reason of (i) any presentation that includes forged or fraudu- lent documents or that is otherwise affected by the fraudulent, bad faith, or illegal conduct of the beneficiary or other Person, (ii) the L/C Issuer declining to take-up documents and make payment (A) against documents that are fraudu- lent, forged, or for other reasons by which that it is entitled not to honor or (B) following a Borrower’s waiver of discrepancies with respect to such documents or request for honor of such documents or (iii) the L/C Issuer retaining proceeds of a Letter of Credit based on an apparently applicable attachment order, blocking regulation, or third-party claim notified to such L/C Issuer. (h) Applicability of ISP and UCP. Unless otherwise expressly agreed by the L/C Issuer and the Bor- rower when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits (the “UCP”), as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit. Notwithstanding the foregoing, the L/C Issuer shall not be responsible to the Borrower for, and the L/C Issuer’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of the L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where the L/C Issuer or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade – International Finan- cial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice. (i) The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) pro- vided to the Administrative Agent in Article VIII with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertain- ing to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article VIII included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer. (j) Disbursement Procedures. The L/C Issuer for any Letter of Credit shall, within the time allowed by applicable laws or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit. The L/C Issuer shall promptly after such examination notify the Administrative Agent and the Borrower in writing of such demand for payment if the L/C Issuer has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the L/C Issuer and the Lenders with respect to any such L/C Disbursement. (k) Interim Interest. If the L/C Issuer for any Letter of Credit shall make any L/C Disbursement, then, unless the Borrower shall reimburse such L/C Disbursement in full on the date such L/C Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such L/C Disbursement is made to but excluding the date that the Borrower reimburses such L/C Disbursement, at the rate per annum then applicable to ABR Revolving Loans; provided that if the Borrower fails to reimburse such L/C Disbursement when due pursu- ant to Section 2.05(f), then Section 2.14(d) shall apply. Interest accrued pursuant to this clause (k) shall be for the account of the L/C Issuer, except that interest accrued on and after the date of payment by any Lender pursuant to Section 2.05(f) to reimburse the L/C Issuer shall be for the account of such Lender to the extent of such payment. (l) Replacement of the L/C Issuer. Any L/C Issuer may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced L/C Issuer and the successor L/C Issuer. The Adminis- trative Agent shall notify the Lenders of any such replacement of any L/C Issuer. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced L/C Issuer pursuant to Section 2.13. From and after the effective date of any such replacement, (x) the successor L/C Issuer

-68- shall have all the rights and obligations of an L/C Issuer under this Agreement with respect to Letters of Credit to be issued thereafter and (y) references herein to the term “L/C Issuer” shall be deemed to refer to such successor or to any previous L/C Issuer, or to such successor and all previous L/C Issuers, as the context shall require. After the replacement of an L/C Issuer hereunder, the replaced L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of an L/C Issuer under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. (m) Resignation of L/C Issuer. Notwithstanding anything to the contrary contained herein, if at any time any L/C Issuer assigns all of its Revolving Facility Commitment and Revolving Facility Loans pursuant to Sec- tion 9.04(b), such L/C Issuer may, upon 30 days’ prior written notice to the Administrative Agent, the Borrower and the Revolving Facility Lenders, resign as L/C Issuer. In the event of any such resignation as L/C Issuer, the Bor- rower shall be entitled to appoint from among the Lenders one or more successor L/C Issuer(s) hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of a L/C Issuer. If any L/C Issuer resigns as L/C Issuer, it shall retain all the rights, powers, privileges, obligations and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make ABR Revolv- ing Loans or purchase L/C Disbursement Participations pursuant to Section 2.05(e)). Upon the appointment of a successor L/C Issuer, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of a L/C Issuer hereunder and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit of the resigning L/C Issuer, if any, outstanding at the time of such succession or make other arrangements reasonably satisfactory to such successor L/C Issuer to effectively assume the obligations of such re- signing L/C Issuer with respect to such Letters of Credit; provided that this clause (b) may be overridden if the Bor- rower and the resigning and succeeding L/C Issuers agree otherwise. (n) Additional L/C Issuers. From time to time, the Borrower may by notice to the Administrative Agent with the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) and the applicable Revolving Facility Lender designate such Revolving Facility Lender to act as an L/C Issuer hereun- der. In the event that there shall be more than one L/C Issuer hereunder, each reference to “the L/C Issuer” hereun- der with respect to any Letter of Credit shall refer to the person that issued such Letter of Credit and each such addi- tional L/C Issuer shall be entitled to the benefits of this Agreement as an L/C Issuer to the same extent as if it had been originally named as an L/C Issuer hereunder. Promptly after its delivery of any Letter of Credit or any amend- ment to a Letter of Credit (to an advising bank with respect thereto or to the beneficiary thereof), each L/C Issuer (other than Truist Bank) will also deliver to the Administrative Agent a true and complete copy of such Letter of Credit or amendment. On the last Business Day of each March, June, September and December (and on such other dates as the Administrative Agent may request), each L/C Issuer shall provide the Administrative Agent a list of all Letters of Credit issued by it that are outstanding at such time together with such other information as the Adminis- trative Agent may reasonably request. (o) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or out- standing hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. SECTION 2.06. [Reserved]. SECTION 2.07. Funding of Borrowings. (a) Each Lender shall make each Term Loan or Revolving Facility Loan to be made by it hereunder available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 1:00 p.m., in the case of any Loan denominated in Dollars, and not later than the Applicable Time specified by the Administrative Agent in the case of any Revolving Facility Loan denominated in an Alterna- tive Currency, in each case on the Business Day specified in the applicable Borrowing Request. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower as specified in the Borrowing Request; provided, however, that if, on the date the Bor- rowing Request with respect to a Revolving Facility Borrowing denominated in Dollars is given by the Borrower,

-69- there are Unreimbursed L/C Disbursements outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such Unreimbursed L/C Disbursements, and, second, shall be made available to the Borrower as provided above. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of SOFR Loans or Alternative Currency Loans (or, in the case of any Borrowing of ABR Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Adminis- trative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.07(a) (or, in the case of a Borrowing of ABR Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.07(a)) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administra- tive Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the inter- est rate applicable to ABR Loans under the applicable Facility. If the Borrower and such Lender shall pay such in- terest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. SECTION 2.08. Interest Elections. (a) Each Borrowing of Revolving Facility Loans or Term Loans initially shall be of the Type speci- fied in the applicable Borrowing Request and, in the case of a SOFR Borrowing or an Alternative Currency Borrow- ing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a SOFR Borrowing or an Alternative Currency Borrowing, may elect Interest Periods therefor, all as provided in this Section; provided, that except as otherwise provided herein, a SOFR Loan or an Alternative Currency Loan may be continued or con- verted only on the last day of an Interest Period for such SOFR Loan or Alternative Currency Loan, as applicable. The Borrower may elect different options with respect to different portions of the affected Revolving Facility Bor- rowing or Term Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued. Not- withstanding anything to the contrary herein, Loans denominated in any Alternative Currency may only be made, and maintained, as Alternative Currency Loans. (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Bor- rower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of a written Interest Election Request in the form of Exhibit D and signed by a Responsible Officer of the Borrower. (c) Each telephonic and written Interest Election Request shall be irrevocable and shall specify the following information in compliance with Section 2.02: (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each re- sulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

-70- (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing is to be an ABR Borrowing, an Alternative Currency Borrowing or a SOFR Borrowing; and (iv) if the resulting Borrowing is a SOFR Borrowing or an Alternative Currency Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period con- templated by the definition of the term “Interest Period.” If any such Interest Election Request requests a SOFR Borrowing or an Alternative Currency Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender to which such Interest Election Request relates of the details thereof and of such Lender’s portion of each resulting Borrowing. (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a SOFR Borrow- ing or an Alternative Currency Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing; provided, that any Loan denominated in an Alternative Currency shall instead be continued as an Alternative Currency Borrowing with an Interest Period of one month’s duration. Notwithstanding any contrary provision hereof, if a Default or Event of Default has occurred and is continuing and the Administrative Agent so notifies the Borrower, then, so long as a Default or Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a SOFR Borrowing or an Alternative Currency Borrowing and (ii) unless repaid, each Borrowing shall (A) in the case of such a Borrowing made in Dollars, be converted to an ABR Borrowing at the end of the Interest Period applicable thereto and (B) in the case of such a Borrowing made in an Alternative Cur- rency be continued as an Alternative Currency Borrowing with an Interest Period of one month’s duration. SECTION 2.09. Termination and Reduction of Commitments. (a) Unless previously terminated, (i) the Revolving Facility Commitments shall terminate on the Re- volving Facility Maturity Date, (ii) the Term A Loan Commitments shall be automatically and permanently reduced to $0 upon the funding of the Term A Loans on the Closing Date, (iii) the Incremental Term A Loan Commitments shall be automatically and permanently reduced to $0 upon the funding of the Term A Loans on the First Amend- ment Effective Date, (iv) the Incremental Term B Loan Commitments shall be automatically and permanently re- duced to $0 upon the funding of the Incremental Term B Loans on the First Amendment Effective Date and, (v) the 2025 Incremental Term B Loan Commitments shall be automatically and permanently reduced to $0 upon the fund- ing of the Incremental Term B Loans on the Fifth Amendment Effective Date and (vi) the 2026 Incremental Term B Loan Commitments shall be automatically and permanently reduced to $0 upon the funding of the Incre- mental Term B Loans on the Sixth Amendment Effective Date. (b) The Borrower may at any time terminate, or from time to time reduce the Revolving Facility Com- mitments; provided, that (i) each such reduction shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 (or, if less, the remaining amount of the Revolving Facility Commitments), (ii) the Bor- rower shall not terminate or reduce the Revolving Facility Commitments if, after giving effect to any concurrent pre- payment of the Loans in accordance with Section 2.12, (w) the total Revolving Facility Credit Exposure would ex- ceed the total Revolving Facility Commitments, (x) the aggregate amount of Alternative Currency Loans under the Revolving Facility outstanding would exceed the Alternative Currency Sublimit, (y) the aggregate principal amount of Swingline Loans would exceed the Swingline Sublimit or (z) the Outstanding Amount of all L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit and (iii) each reduction shall be ap- plied ratably among all Classes of Revolving Facility Commitments.

-71- (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Re- volving Facility Commitments under clause (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each notice de- livered by the Borrower pursuant to this Section shall be irrevocable; provided, that a notice of termination of the Revolving Facility Commitments delivered by the Borrower may state that such notice is conditioned upon the ef- fectiveness of other credit facilities or the occurrence of any transaction anticipated to occur in connection with such termination, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Com- mitments shall be permanent. Each reduction of the Commitments shall be made ratably among the applicable Lenders in accordance with their respective Commitments. SECTION 2.10. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the ac- count of each applicable Revolving Facility Lender the then unpaid principal amount of each applicable Revolving Facility Loan to the Borrower on the applicable Revolving Facility Maturity Date, (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.11, and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the Lat- est Revolving Facility Maturity Date. (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidenc- ing the indebtedness of the Borrower to such Lender resulting from each Loan made, including the amounts of prin- cipal and interest payable and paid to such Lender from time to time hereunder. (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount and cur- rency of each Loan made hereunder, the Class and Type thereof, the Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) any amount received by the Administrative Agent hereunder for the account of the Lend- ers and each Lender’s share thereof. (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to pay the Obligations in accordance with the terms of this Agreement. (e) Any Lender may request that Loans made by it be evidenced by a promissory note (a “Note”). In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender or its registered assigns and in a form approved by the Administrative Agent and reasonably acceptable to the Borrower. Thereafter, unless otherwise agreed to by the applicable Lender, the Loans evidenced by such prom- issory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be repre- sented by one or more promissory notes in such form payable to the payee named therein or its registered assigns. SECTION 2.11. Repayment of Term Loans and Revolving Facility Loans. (a) Subject to the other paragraphs of this Section: (i) The Borrower shall repay to the Administrative Agent, in Dollars, for the ratable account of the Term A Lenders, (A) on the last Business Day of each month set forth in the table below (each, a “Term A Loan Installment Date”), the principal amount of Term A Loans equal to the amount set forth in the table below opposite the applicable Term A Loan Installment Date and (B) on the Term A Fa- cility Maturity Date, the remaining outstanding principal amount of all Term A Loans: Term A Loan Installment Date: Amount: March 2023 $5,187,500.00

-72- Term A Loan Installment Date: Amount: June 2023 $5,187,500.00 September 2023 $5,187,500.00 December 2023 $5,966,720.78 March 2024 $5,966,720.78 June 2024 $5,966,720.78 September 2024 $5,966,720.78 December 2024 $5,966,720.78 March 2025 $5,966,720.78 June 2025 $5,966,720.78 September 2025 $5,966,720.78 December 2025 $5,966,720.78 March 2026 $5,966,720.78 June 2026 $5,966,720.78 September 2026 $5,966,720.78 December 2026 $5,966,720.78 March 2027 $8,950,081.17 June 2027 $8,950,081.17 September 2027 $8,950,081.17 (ii) The Borrower shall repay to the Administrative Agent, in Dollars, for the ratable account of the Incremental Term B Lenders, (A) on the last Business Day of each March, June, September and December, commencing with March 31, 2024 (each, an “Incremental Term B Loan Installment Date”), a principal amount in respect of the Incremental Term B Loans equal to 0.25% of the original aggregate principal amount of Incremental Term B Loans on the FifthSixth Amendment Effective Date; provided that, prior to the FifthSixth Amendment Effective Date, the Borrower made an optional prepayment of the Incremental Term B Loans which was applied to all of the remaining installments of the Incremental Term B Loans owed pursuant to this clause (A) as of the Fifth Amendment Effective Date and (B) on the Incre- mental Term B Loan Facility Maturity Date, the remaining outstanding principal amount of all Incremental Term B Loans. (iii) In the event that any Incremental Term Loans are made on an Incremental Com- mitments Effective Date, the Borrower shall repay such Incremental Term Loans on the dates and in the amounts set forth in the Additional Credit Extension Amendment (each such date being referred to as an “Incremental Term Loan Installment Date”). (iv) In the event that any Refinancing Term Loans are made on a Refinancing Term Effective Date, the Borrower shall repay such Refinancing Term Loans on the dates and in the amounts set forth in the Additional Credit Extension Amendment (each such date being referred to as a “Refinancing Term Loan Installment Date”). (v) The Refinancing Term Loans of any Class shall mature as provided in the appli- cable Additional Credit Extension Amendment. (b) To the extent not previously paid, outstanding Revolving Facility Loans shall be due and payable on the applicable Revolving Facility Maturity Date. (c) (i) Any mandatory prepayment of Term A Loans and Incremental Term B Loans (and any other Term Loans that share such mandatory prepayments on a pro rata basis) pursuant to Section 2.12(b) and (c) shall be applied so that the aggregate amount of such prepayment is allocated among each Class of such Term Loans pro rata based on the aggregate principal amount of such outstanding Term Loans (except that any mandatory prepayment with Net Proceeds described in clause (b) of the definition of “Net Proceeds” shall be subject to Sections 2.23(f) and 2.24(c) to the extent applicable), irrespective of whether such outstanding Term Loans are ABR Loans or SOFR Loans, with the application of such mandatory prepayment within each Class of Term Loans applied to the remain- ing installments of such Class on a pro rata basis among such remaining installments (except that any mandatory

-73- prepayment with Net Proceeds described in clause (b) of the definition of “Net Proceeds” shall be applied to such remaining installments in direct order of maturity). Prior to the repayment of any Term Loan, the Borrower may select the Borrowing or Borrowings to be repaid (subject to the foregoing) and shall notify the Administrative Agent by telephone (confirmed by facsimile) of such selection not later than 1:00 p.m. (i) in the case of an ABR Borrow- ing, one Business Day before the scheduled date of such repayment and (ii) in the case of a SOFR Borrowing, three U.S. Government Securities Business Days before the scheduled date of such repayment; and (ii) Any optional prepayments of the Term Loans pursuant to Section 2.12(a) shall be applied to the remaining installments of the Term Loans as the Borrower may direct under the applicable Class or Classes of Term Loans as the Borrower may direct. SECTION 2.12. Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Loan in whole or in part, without premium or penalty (except as set forth in this Section and Section 2.17), in an aggregate princi- pal amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum or, if less, the principal amount of Loans of any Class outstanding, upon prior notice to the Administrative Agent by tele- phone (confirmed by facsimile) (x) in the case of an ABR Loan, not less than one Business Day prior to the date of prepayment, (y) in the case of SOFR Loans denominated in Dollars, not less than three U.S. Government Securities Business Days prior to the date of prepayment and (z) in the case of a Revolving Facility Loan denominated in an Alternative Currency, not less than four Business Days prior to the date of prepayment. Each notice delivered by the Borrower pursuant to this Section 2.12(a) shall be irrevocable; provided, that such notice may state that it is condi- tioned upon the effectiveness of other credit facilities or the occurrence of any transaction anticipated to occur in connection with such prepayment, in which case such notice may be revoked by the Borrower (by notice to the Ad- ministrative Agent on or prior to the specified effective date) if such condition is not satisfied. Each such notice shall be signed by a Responsible Officer of the Borrower and shall specify the date and amount of such prepayment and the Class(es) and the Type(s) of Loans to be prepaid and, if SOFR Loans or Alternative Currency are to be pre- paid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each applicable Lender of its receipt of each such notice, and of the amount of such Lender’s pro rata share of such prepayment. In the event that, prior to the date which is six months after the Fourth Amendment Effective Date, the Borrower makes any pre- payment or amendment of Incremental Term B Loans in connection with any Repricing Transaction (other than in connection with a Change of Control or Transformative Acquisition), the Borrower shall pay to the Administrative Agent, for the ratable account of the Incremental Term B Lenders, a prepayment premium of 1% of the amount of the Incremental Term B Loans being so prepaid, refinanced, substituted or replaced or amended. (b) Subject to Section 2.12(e) and (f), the Borrower shall apply 100% of all Net Proceeds promptly upon receipt thereof by Parent or any Subsidiary to prepay Term Loans in accordance with clause (c) of Section 2.11; provided that, with respect to Net Proceeds from Asset Sales, the Borrower may use a portion of such Net Pro- ceeds to prepay or repurchase Other First Lien Debt (to the extent required by the terms of such Other First Lien Debt) in an amount not to exceed the product of (x) the amount of such Net Proceeds multiplied by (y) a fraction, the numerator of which is the outstanding principal amount of the Other First Lien Debt and the denominator of which is the sum of the outstanding principal amount of such Other First Lien Debt and the outstanding principal amount of Term Loans. (c) Subject to Section 2.12(e) and (f), within five Business Days after financial statements have been delivered pursuant to Section 5.04(a) and the related Compliance Certificate has been delivered pursuant to Section 5.04(c) for any Excess Cash Flow Period, the Borrower shall prepay an aggregate principal amount of Term Loans equal to (i) the Applicable ECF Percentage of Excess Cash Flow for such Excess Cash Flow Period less (ii) (x) the aggregate principal amount of Term Loans prepaid pursuant to Section 2.12(a), via open market prepayment (in the amount of actual cash expended) and Section 2.12(g) (in the amount of actual cash expended), excluding (A) any prepayments funded with proceeds of long-term indebtedness (other than Revolving Facility Loans) or issuances of Equity Interests and (B) prepayments applied to amortization payments on the Term Loans due in such Excess Cash Flow Period, and (y) the aggregate principal amount of Revolving Facility Loans prepaid pursuant to Section 2.12(a) to the extent the Revolving Facility Commitments are correspondingly reduced pursuant to Section 2.09, in each

-74- case, during such Excess Cash Flow Period or after the end of such Excess Cash Flow Period but before the prepay- ment under this Section 2.12(c) for such period is due; provided that no such prepayment shall be due if the Applica- ble ECF Percentage of Excess Cash Flow for such Excess Cash Flow Period is less than $20,000,000. (d) If the Administrative Agent notifies the Borrower at any time (including on any Revaluation Date) that (i) the Revolving Facility Credit Exposure at such time exceeds an amount equal to 105% of the Revolving Fa- cility Commitments then in effect or (ii) the aggregate amount of Alternative Currency Loans under the Revolving Facility outstanding at such time exceeds an amount equal to 105% of the Alternative Currency Sublimit, then, within two Business Days after receipt of such notice, the Borrower shall prepay the applicable Revolving Facility Loans and/or the Swingline Loans and/or the Borrower shall Cash Collateralize the L/C Obligations in an aggregate amount (allocated among the Revolving Facility Loans, Swingline Loans and/or L/C Obligations as selected by the Borrower) sufficient to reduce the Revolving Facility Credit Exposure or outstanding Alternative Currency Loans under the Revolving Facility as of such date of payment to an amount not to exceed 100% of the Revolving Facility Commitments or Alternative Currency Sublimit then in effect, as applicable. (e) Anything contained herein to the contrary notwithstanding, not less than three Business Days prior to the date (the “Required Prepayment Date”) on which the Borrower is required to make any Waivable Mandatory Prepayment, the Borrower shall notify Administrative Agent of the amount subject to such prepayment requirement, and Administrative Agent will promptly thereafter notify each Lender holding an outstanding Term Loan of the amount of such Lender’s pro rata share of such Waivable Mandatory Prepayment and such Lender’s option to refuse such amount. Each such Lender may exercise such option by giving written notice to the Administrative Agent of its election to do so on or before the second Business Day prior to the Required Prepayment Date (it being under- stood that any Lender which does not notify the Administrative Agent of its election to exercise such option on or before the first Business Day prior to the Required Prepayment Date shall be deemed to have elected, as of such date, to accept the Waivable Mandatory Prepayment). On the Required Prepayment Date, the Borrower shall pay to the Administrative Agent the amount of the Waivable Mandatory Prepayment less the amount of the Declined Amounts, which amount shall be applied by the Administrative Agent to prepay the Term Loans of those Lenders that have elected to accept such Waivable Mandatory Prepayment (which prepayment shall be applied to the sched- uled installments of principal of the Term Loans in the applicable Class(es) of Term Loans in accordance with Sec- tion 2.11(c)), and thereafter, the Borrower may retain the portion of the Waivable Mandatory Prepayment that would have otherwise been payable to those Lenders that have elected to exercise such option and decline such Waivable Mandatory Prepayment (such declined amounts, the “Declined Amounts”). Such Declined Amounts retained by the Borrower may be used for any purpose not otherwise prohibited by this Agreement. (f) Notwithstanding any other provisions of this Section 2.12 to the contrary, (i) to the extent that any repatriation (or other intercompany distribution or transfer) to the Borrower, directly or indirectly, from a Subsidiary organized outside the United States and the Commonwealth of Puerto Rico as a distribution or dividend (or other intercompany transfer) of any amount required to mandatorily prepay the Term Loans pursuant to Section 2.12(b) or (c) is prohibited or delayed by applicable local law from being repatriated to Puerto Rico, the portion of any such amount so affected will not be required to be applied to repay Term Loans at the times provided in Section 2.12(b) or (c), as applicable, for so long, but only for so long, as the applicable local law will not permit repatriation to the Commonwealth of Puerto Rico (the Borrower hereby agreeing to cause the applicable Subsidiary to promptly use commercially reasonable efforts to take all actions reasonably required by the applicable local law to permit such repatriation), and once such repatriation of any of such affected amount is permitted under the applicable local law, such affected amount will be promptly applied (net of additional taxes payable or reserved against as a result thereof) to the prepayment of the Term Loans pursuant to Section 2.12(b) or (c), as applicable, to the extent pro- vided herein, (ii) to the extent that the Borrower has determined in good faith that repatriation (or other intercom- pany distribution or transfer) to the Borrower, directly or indirectly, from a Subsidiary organized outside the United States and the Commonwealth of Puerto Rico as a distribution or dividend (or other intercompany transfer) of any amount required to mandatorily prepay the Term Loans pursuant to Section 2.12(b) or (c) would have a material ad- verse tax cost consequence with respect to such affected amount, such amount so affected need not be prepaid at such time and (iii) to the extent that the Borrower has determined in good faith that repatriation to the Borrower, di- rectly or indirectly, from a Subsidiary organized outside the United States and the Commonwealth of Puerto Rico would give rise to a risk of liability for the directors of such Subsidiaries; provided that, in the case of clauses (i), (ii) and (iii), Parent and its Subsidiaries shall take commercially reasonable actions under applicable law to permit such

-75- repatriation and without material adverse tax consequences and without giving rise to risk of liability for the direc- tors of the applicable Subsidiaries. The portion of any mandatory prepayment that may be subject to the operation of this Section 2.12(f) shall be limited (A) in the case of any prepayment pursuant to Section 2.12(b), to the Net Pro- ceeds received by a Subsidiary that is not organized under the laws of the United States, any State thereof or the Commonwealth of Puerto Rico in respect of an Asset Sale by such Subsidiary and (B) in the case of any mandatory prepayment pursuant to Section 2.12(c), to the portion of the applicable Excess Cash Flow attributable to Subsidiar- ies that are not organized under the laws of the United States, any State thereof or the Commonwealth of Puerto Rico. (g) Notwithstanding anything to the contrary contained in this Section 2.12 or any other provision of this Agreement, the Borrower may prepay any Class or Classes of outstanding Term Loans (x) through open market purchase on a non-pro rata basis (and all Term Loans so purchased by the Borrower shall automatically be canceled and retired by the Borrower on the applicable settlement date (and for the avoidance of doubt, may not be rebor- rowed)) and or (y) upon an offer (each, an “Auction Prepayment Offer”) at a discount to par pursuant to one or more auctions (each, an “Auction”) on the following basis (any such prepayment, an “Auction Prepayment”): (i) All Term Lenders (other than Defaulting Lenders) of the applicable Class or Classes shall be permitted (but not required) to participate in each Auction. Any such Lender who elects to participate in an Auction may choose to offer all or part of such Lender’s Term Loans of the applicable Class for prepayment. Each Term Lender shall notify the Administrative Agent within the period specified in the offer if it determines to participate in such Auction. (ii) Each Auction Prepayment shall be subject to the conditions that (A) the Admin- istrative Agent shall have received a certificate to the effect that (I) immediately prior to and after giving effect to the Auction Prepayment and on the date of any delivery of an Auction Notice (as defined in Ex- hibit C), no Specified Event of Default shall have occurred and be continuing, (II) as of the date of the Auc- tion Notice, the Borrower is not in possession of any material non-public information with respect to Parent or any of its subsidiaries that (x) has not been disclosed to the Lenders (other than Lenders that do not wish to receive material non-public information with respect to Parent or any of its subsidiaries) prior to such date and (y) if not disclosed to the Lenders, could reasonably be expected to have a material effect (whether negative or positive) upon, or otherwise be material to, (1) a Lender’s decision to participate in any Auction or (2) the market price of the Term Loans subject to such Auction, and (III) each of the conditions to such Auction Prepayment has been satisfied, (B) immediately prior to and after giving effect to the Auction Pre- payment, the sum of the unused Revolving Facility Commitments plus unrestricted cash and cash equiva- lents held by Loan Parties shall not be less than $25,000,000, (C) each offer of prepayment made pursuant to this Section 2.12(g) must be in an amount not less than $1,000,000 in principal amount of Term Loans, calculated on the face amount thereof unless another amount is agreed to by the Administrative Agent, (D) no Auction Prepayment shall be made from the proceeds of any Revolving Facility Loan or Swingline Loan, (E) any Auction Prepayment shall be offered to all Lenders with Term Loans on a pro rata basis, (F) all Term Loans so prepaid by the Borrower shall automatically be canceled and retired by the Borrower on the applicable settlement date (and for the avoidance of doubt, may not be reborrowed) and (G) no more than one Auction Prepayment Offer may be ongoing at any one time and no more than five Auction Pre- payment Offers may be made in any one fiscal year (unless the Administrative Agent consents in its rea- sonable discretion). (iii) The Borrower must terminate any Auction Prepayment Offer if it fails to satisfy one or more of the conditions set forth above in Section 2.12(g)(ii) that are required to be met at the time at which the Term Loans would have been prepaid pursuant to such Auction Prepayment Offer. If the Bor- rower commences any Auction Prepayment Offer (and all relevant requirements set forth above that are required to be satisfied at the time of the commencement of such Auction Prepayment Offer have in fact been satisfied), and if at such time of commencement the Borrower reasonably believes that all required conditions set forth above that are required to be satisfied at the time of the consummation of such Auction Prepayment Offer shall be satisfied, then the Borrower shall have no liability to any Term Lender or any other person for any termination of such Auction Prepayment Offer as a result of its failure to satisfy one or more of the conditions set forth above that are required to be met at the time that otherwise would have been the time of consummation of such Auction Prepayment Offer, and any such failure shall not result in

-76- any Default or Event of Default hereunder. All Term Loans prepaid by the Borrower pursuant to this Sec- tion 2.12(g) shall be accompanied by all accrued interest on the par principal amount so prepaid to, but not including, the date of the Auction Prepayment. The par principal amount of Term Loans prepaid pursuant to this Section 2.12(g) shall be applied to reduce the final installment payment of principal thereof pursuant to Section 2.11(a)(i), (ii), (iii) or (iv), as applicable. (iv) Each Auction shall comply with the Auction Procedures and any such other pro- cedures established by the Administrative Agent in its reasonable discretion and agreed to by the Borrower. (v) The Auction Manager acting in its capacity as such hereunder shall be entitled to the benefits of the provisions of Article VIII and Section 9.05 to the same extent as if each reference therein to the “Administrative Agent” were a reference to the Auction Manager, and the Administrative Agent shall cooperate with the Auction Manager as reasonably requested by the Auction Manager in order to ena- ble it to perform its responsibilities and duties in connection with each Auction Prepayment Offer. (vi) This Section 2.12(g) shall neither (A) require the Borrower to undertake any Auction nor (B) limit or restrict the Borrower from making voluntary prepayments of Term Loans in ac- cordance with Section 2.12(a). SECTION 2.13. Fees. (a) The Borrower agrees to pay to each Revolving Facility Lender (other than any Defaulting Lender), through the Administrative Agent, on the last Business Day of March, June, September and December in each year, and the date on which the Revolving Facility Commitments of all the Revolving Facility Lenders shall be terminated as provided herein, a commitment fee in Dollars (the “Commitment Fee”) on the actual daily amount of the Availa- ble Unused Commitment of such Lender under the Revolving Facility during the preceding quarter (or other period commencing with the Closing Date or ending with the date on which the last of the Revolving Facility Commit- ments of such Lender shall be terminated) at a rate equal to the Applicable Commitment Fee. All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. For the purpose of calcu- lating any Revolving Facility Lender’s Commitment Fee, the outstanding Swingline Loans during the period for which such Revolving Facility Lender’s Commitment Fee is calculated shall be deemed to be zero. The Commit- ment Fee due to each Revolving Facility Lender shall commence to accrue on the Closing Date and shall cease to accrue on the date on which the last of the Commitments of such Revolving Facility Lender shall be terminated as provided herein. (b) The Borrower from time to time agrees to pay (i) to each Revolving Facility Lender (other than any Defaulting Lender), through the Administrative Agent, on the last Business Day of March, June, September and December of each year and on the date on which the Revolving Facility Commitments of all the Lenders shall be terminated as provided herein, a fee in Dollars (an “L/C Participation Fee”) on such Lender’s Revolving Facility Percentage of the daily aggregate Outstanding Amount of L/C Obligations (excluding the portion thereof attributa- ble to Unreimbursed L/C Disbursements in respect of Letters of Credit) during the preceding quarter (or shorter pe- riod commencing with the Closing Date or ending with the Revolving Facility Maturity Date or the date on which the applicable Revolving Facility Commitments shall be terminated) at the rate per annum equal to the Applicable Margin for Revolving Facility Borrowings effective for each day in such period and (ii) directly to the L/C Issuer for its own account a fronting fee at the rate per annum equal to 0.125%, computed on the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears (under this clause (ii), “L/C Issuer Fees”). Such L/C Issuer Fees shall be due and payable on the last Business Day of each March, June, Sep- tember and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Re- volving Facility Maturity Date and thereafter on demand. In addition, the Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such custom- ary fees and standard costs and charges are due and payable on demand and are nonrefundable. All L/C Participa- tion Fees and L/C Issuer Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

-77- (c) During the period commencing at the time any Lender became a Defaulting Lender until such time, if any, as such Lender is no longer a Defaulting Lender, no Commitment Fee shall accrue with respect to any of the applicable Revolving Facility Commitments of such Defaulting Lender and such Defaulting Lender will only be entitled to receive L/C Participation Fees only to the extent allocable to its Revolving Facility Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral. Any such fees owing to any Defaulting Lender which accrued during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall be deferred and shall be payable only if and when such Lender is no longer a Defaulting Lender. (d) The Borrower agrees to pay to the Administrative Agent, for the account of the Administrative Agent, the agency fees set forth in the Fee Letter, as amended, restated, supplemented or otherwise modified from time to time, at the times specified therein (the “Administrative Agent Fees”). (e) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders, except that L/C Issuer Fees shall be paid directly to the applicable L/C Issuers and Administrative Agent Fees shall be for the account of the Administrative Agent. Once paid, none of the Fees shall be refundable under any circumstances. SECTION 2.14. Interest. (a) The Revolving Facility Loans (including each Swingline Loan), the Term A Loans and the Incre- mental Term B Loans comprising each ABR Borrowing shall bear interest at (i) the ABR plus (ii) the Applicable Margin. (b) The Revolving Facility Loans, the Term A Loans and the Incremental Term B Loans comprising each SOFR Borrowing shall bear interest at (i) Adjusted Term SOFR for the Interest Period in effect for such Bor- rowing plus (ii) the Applicable Margin. (c) The Revolving Facility Loans comprising each Alternative Currency Borrowing shall bear interest at (i) the Alternative Currency Rate for the Interest Period in effect for such Borrowing plus (ii) the Applicable Mar- gin. (d) Notwithstanding the foregoing, if any principal of or interest on any Loan or any Fees or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2.00% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section; provided, that this paragraph (c) shall not apply to any Event of Default that has been waived by the Lenders pursuant to Section 9.08. (e) Accrued interest on each Loan shall be payable in arrears (i) on each Interest Payment Date for such Loan, (ii) in the case of Revolving Facility Loans, upon termination of the applicable Revolving Facility Com- mitments and (iii) in the case of the Term Loans, on the applicable Term Facility Maturity Date; provided, that (x) interest accrued pursuant to Section 2.14(d) shall be payable on demand, and (y) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan and any Swingline Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment. (f) Except as otherwise specifically provided for herein, all interest hereunder shall be computed on the basis of a year of 360 days, except that (i) interest computed by reference to the ABR at times when the ABR is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and (ii) in the case of interest in respect of Alternative Currency Loans denominated in Alternative Currencies as to which mar- ket practice (as reasonably determined by the Administrative Agent) differs from the foregoing, such interest will be calculated in accordance with such market practice, and in each case shall be payable for the actual number of days

-78- elapsed (including the first day but excluding the last day). The applicable ABR, Adjusted Term SOFR or Alterna- tive Currency Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. (g) In connection with the use or administration of any Relevant Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Ad- ministrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of any Relevant Rate. SECTION 2.15. Inability to Determine Rates; Benchmark Replacement Setting. (a) Inability to Determine SOFR. Subject to paragraphs (b) through (f) below, if, prior to the com- mencement of any Interest Period for any SOFR Borrowing or Alternative Currency Borrowing: (i) the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that the Relevant Rate cannot be determined pursuant to the definition thereof, or (ii) the Administrative Agent shall have received notice from the Required Lenders that the Relevant Rate for such Interest Period will not adequately and fairly reflect the cost to such Lend- ers of making, funding or maintaining their SOFR Loans or Alternative Currency Loans, as applicable, for such Interest Period, then the Administrative Agent shall give written notice thereof (or telephonic notice, promptly confirmed in writing) to the Borrower and to the Lenders as soon as practicable thereafter. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make SOFR Loans or Alternative Currency Loans, as applicable, and any right of the Borrower to continue SOFR Loans or Alternative Currency Loans, as applicable, or to convert ABR Loans to SOFR Loans or Alternative Currency Loans, as applicable, shall be suspended (to the extent of the affected SOFR Loans, the affected Alternative Cur- rency Loans or affected Interest Periods) until the Administrative Agent revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans or Alternative Currency Loans (to the extent of the affected SOFR Loans, affected Alternative Currency Loans or affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans in the amount specified therein and (ii) any outstand- ing affected SOFR Loans or Alternative Currency Loans, as applicable, will be deemed to have been converted into ABR Loans at the end of the applicable Interest Period. Upon any such conversion, the Borrower shall also pay ac- crued interest on the amount so converted, together with any additional amounts required pursuant to Section 2.17. Subject to paragraphs (b) through (f) below, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on ABR Loans shall be determined by the Administrative Agent without reference to clause (iii) of the definition of “ABR” until the Administrative Agent revokes such determina- tion. (b) Benchmark Replacement. (i) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior any set- ting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Doc- ument in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if

-79- a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (ii) No Swap Agreement shall be deemed to be a “Loan Document” for purposes of this Section 2.15. (c) Benchmark Replacement Conforming Changes. In connection with the use, administration, adop- tion or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Con- forming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Docu- ment, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (d) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effective- ness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of the removal or reinstate- ment of any tenor of a Benchmark pursuant to Section 2.15(e). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.15, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be con- clusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.15. (e) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate or a Relevant Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the adminis- trator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a pub- lic statement or publication of information announcing that any tenor for such Benchmark is not or will be not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such un- available or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may, during any Benchmark Unavailability Period, revoke (i) any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued any (ii) any pending request for an Alternative Currency Borrowing of, conversion to or continuation of Alternative Currency Loans to be made, converted or continued and, failing that, the Borrower will be deemed to have converted (a) any request for a SOFR Borrowing into a request for a Borrowing of or conversion to ABR Loans and (b) any request for an Alternative Currency Borrowing into a request for a Borrowing of or conversion to ABR Loans denominated in Dollars in the Dollar Equivalent of the amount of such requested Alternative Currency

-80- Borrowing. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. SECTION 2.16. Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (cur- rently referred to as “Eurocurrency liabilities” in Regulation D)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or L/C Issuer; or (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Other Taxes or (C) Excluded Taxes) with respect to its loans, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or the L/C Issuer any other condition affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making, continuing, converting to or maintaining any Loan or of maintaining its obligation to make any such Loan or to increase the cost to such Lender or L/C Issuer of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum re- ceived or receivable by such Lender or L/C Issuer hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or L/C Issuer, as applicable, such additional amount or amounts as will compen- sate such Lender or L/C Issuer, as applicable, for such additional costs incurred or reduction suffered. (b) If any Lender or L/C Issuer determines that any Change in Law regarding capital or liquidity re- quirements has or would have the effect of reducing the rate of return on such Lender’s or L/C Issuer’s capital or on the capital of such Lender’s or L/C Issuer’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s policies and the policies of such Lender’s or such L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower shall pay to such Lender or such L/C Issuer, as applicable, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company for any such reduction suffered. (c) A certificate of a Lender or an L/C Issuer setting forth the amount or amounts necessary to com- pensate such Lender or L/C Issuer or its holding company, as applicable, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or L/C Issuer, as applicable, the amount shown as due on any such certificate within 10 days after re- ceipt thereof. (d) Promptly after any Lender or any L/C Issuer has determined that it will make a request for in- creased compensation pursuant to this Section 2.16, such Lender or L/C Issuer shall notify the Borrower thereof. Failure or delay on the part of any Lender or L/C Issuer to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or L/C Issuer’s right to demand such compensation; provided, that the Bor- rower shall not be required to compensate a Lender or an L/C Issuer pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or L/C Issuer, as applicable, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or L/C Is-

-81- suer’s intention to claim compensation therefor; provided, further, that if the Change in Law giving rise to such in- creased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. SECTION 2.17. Break Funding Payments. In the event of (a) the continuation, conversion, payment or prepayment of any principal of any Loan (other than an ABR Loan) other than on the last day of an Interest Period applicable thereto (including (i) as a result of an Event of Default, (ii) in connection with any Auction Prepayment or (iii) the occurrence during an Interest Period of a Revolving Facility Maturity Date), (b) the failure to borrow, convert, continue or prepay any such Loan on the date specified in any notice delivered pursuant hereto or (c) the assignment of any such Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.20, then, in any such event, the Borrower shall compensate each Lender for the actual loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursu- ant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof (or such later date approved by such Lender). SECTION 2.18. Taxes. (a) Unless otherwise required by applicable laws, all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Taxes; provided, that if any applicable withholding agent shall be required to deduct any Taxes in respect of any such payment, then (i) if such Taxes are Indemnified Taxes or Other Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after all required deductions (including deductions applicable to additional sums payable under this Section 2.18) have been made by the applicable withholding agent, the applica- ble Lender (or, in the case of a payment made to the Administrative Agent for its own account, the Administrative Agent) receives an amount equal to the sum it would have received had no such deduction been made, (ii) the appli- cable withholding agent shall make such deductions and (iii) the applicable withholding agent shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law. (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (c) The Borrower shall indemnify the Administrative Agent and each Lender within 10 days after written demand therefor or 5 Business Days before any such Indemnified Taxes or Other Taxes are due (whichever is later), for the full amount of any Indemnified Taxes or Other Taxes payable by the Administrative Agent or such Lender, as applicable (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.18), and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or by the Administrative Agent on its own behalf, on behalf of another Agent or on behalf of a Lender, shall be conclusive absent manifest error. (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Loan Party to a Governmental Authority, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) Any Lender that is entitled to an exemption from or reduction of withholding Tax under the law of a jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to any payments under this Agreement shall deliver to the Borrower and the Administrative Agent at any time or times rea- sonably requested by the Borrower or the Administrative Agent, such properly completed and executed documenta- tion prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent to permit such payments to be made without such withholding Tax or at a reduced rate.

-82- (f) Any Lender shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter as prescribed by appli- cable law or upon the reasonable request of the Borrower or the Administrative Agent), duly executed and properly completed copies of Internal Revenue Service Form W-9 or W-8, as applicable, certifying that it is not subject to U.S. federal backup withholding. (g) If the Administrative Agent or a Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by a Loan Party or with respect to which such Loan Party has paid additional amounts pursuant to this Section 2.18, it shall pay over such refund to such Loan Party (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 2.18 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender (including any Taxes imposed with respect to such refund) as is determined by the Administrative Agent or Lender in good faith and in its sole discretion, and without interest (other than any interest paid by the relevant Governmental Authority with re- spect to such refund); provided, that such Loan Party, upon the request of the Administrative Agent or such Lender agrees to repay as soon as reasonably practicable the amount paid over to such Loan Party (plus any penalties, inter- est or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.18(g), in no event will the Administrative Agent or a Lender be required to pay any amount to any Loan Party pursuant to this Section 2.18(g) the payment of which would place the Administrative Agent or such Lender (as applicable) in a less favorable net after-Tax position than the Administrative Agent or such Lender (as applicable) would have been in if the Indemnified Taxes or Other Taxes giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification pay- ments or additional amounts with respect to such Indemnified Taxes or Other Taxes had never been paid. This Sec- tion 2.18(g) shall not be construed to require the Administrative Agent or any Lender to make available its Tax re- turns (or any other information relating to its Taxes which it deems confidential) to the Loan Parties or any other person. (h) If a payment made to a Lender under any Loan Document would be subject to U.S. federal with- holding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall de- liver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administra- tive Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.18(h), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (i) For all purposes of this Section 2.18, the term “Lender” shall include any Swingline Lender or any L/C Issuer, and the term “applicable law” shall include FATCA. (j) Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties and to any successor or replacement Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to this Section 2.18. (k) Notwithstanding anything to the contrary in this Section 2.18, the Borrower shall be responsible for withholding and remitting to the pertinent Governmental Authority any Puerto Rican Tax withholding and/or for any information reporting in respect of any payment made by any Loan Party under any Loan Document. For the avoidance of doubt, nothing in the preceding sentence shall require any Loan Party to pay any additional amounts or make any indemnification payments under this Section 2.18 in respect of any Puerto Rican tax that is an Excluded Tax.

-83- SECTION 2.19. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of drawings under Letters of Credit, or of amounts payable under Section 2.16, 2.17, or 2.18, or otherwise) free and clear of and without condition or deduction for any defense, recoupment, set-off or counterclaim. Except as otherwise expressly provided herein and except with respect to principal of and interest on Revolving Facility Loans denominated in an Alternative Currency, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrower hereunder with re- spect to principal and interest on Loans denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to the applicable account designated to the Borrower by the Administrative Agent, except payments to be made directly to the applicable L/C Issuer or the Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.16, 2.17, 2.18, 2.26 and 9.05 shall be made directly to the persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other person to the appropriate recipi- ent promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accru- ing interest, interest thereon shall be payable for the period of such extension. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment. (b) Unless Section 7.02 applies, if at any time insufficient funds are received by and available to the Administrative Agent from the Borrower to pay fully all amounts of principal, Unreimbursed L/C Disbursements interest and fees then due from the Borrower hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due from the Borrower hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties and (ii) second, towards payment of principal of Loans, and Unreimbursed L/C Disbursements then due from the Borrower hereunder, ratably among the parties enti- tled thereto in accordance with the amounts of principal and Unreimbursed L/C Disbursements then due to such par- ties. (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain pay- ment in respect of any principal of or interest on any of its Term Loans, Revolving Facility Loans, or participations in Letters of Credit or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Term Loans, Revolving Facility Loans, and participations in Letters of Credit and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase participations in the Term Loans, Revolving Facility Loans, and participations in Letters of Credit and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such pay- ments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Term Loans, Revolving Facility Loans, and participations in Letters of Credit and Swin- gline Loans; provided, that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph (c) shall not be construed to apply to any pay- ment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including Sec- tions 2.12(g), 2.24 and 2.25) or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Letters of Credit to any assignee or participant (other than Parent of any of its subsidiaries) or the application of any Cash Collateral provided for in Section 2.26. The Borrower con- sents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquir- ing a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and

-84- counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the applicable L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the applicable L/C Issuer, as applicable, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the applicable L/C Issuer, as applicable, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or L/C Issuer with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Rate. (e) If any Lender shall fail to make any payment required to be made by it hereunder, including pursu- ant to Section 2.04(c), 2.05(e), 2.07 or 2.19(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations until all such unsatisfied obligations are fully paid. (f) Payments in respect of any Revolving Facility received by the Administrative Agent shall be allo- cated among the Lenders of each Class of Revolving Facility Commitments ratably, except that, unless an Event of Default has occurred and is continuing, payments received on the Revolving Facility Maturity Date of any Class shall be applied to principal of and interest accrued on Revolving Facility Loans of such Class and to fees accrued in respect of Revolving Facility Commitments of such Class and paid to Lenders thereof ratably. SECTION 2.20. Mitigation Obligations; Replacement of Lenders. (a) Each Lender may make any Credit Event to the Borrower through any Lending Office, provided that the exercise of this option shall not affect the obligation of the Borrower to repay any Obligation in accordance with the terms of this Agreement. If any Lender requests compensation under Section 2.16, or requires the Borrower to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.18, then, at the request of the Borrower, such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to an- other of its offices, branches or Affiliates, if, in the reasonable judgment of such Lender, such designation or assign- ment (i) would eliminate or reduce amounts payable pursuant to Section 2.16 or 2.18, as applicable, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender in any material respect. The Borrower hereby agrees to pay all reasonable costs and expenses in- curred by any Lender in connection with any such designation or assignment. (b) If any Lender requests compensation under Section 2.16, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.18, and in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 2.20(a), or if any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without re- course (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obli- gations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided, that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if in respect of any Revolving Facility Commitment or Revolving Facility Loan, the Swingline Lender and the L/C Issuer), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, and participations in L/C Obligations and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereun- der, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.16 or payments required to be made pursuant to Section 2.18, such assignment will result in a reduc- tion in such compensation or payments. Nothing in this Section 2.20 shall be deemed to prejudice any rights that the Borrower may have against any Lender that is a Defaulting Lender. No action by or consent of the removed Lender shall be necessary in connection with such assignment, which shall be immediately and automatically effective upon

-85- payment of such purchase price. In connection with any such assignment the Borrower, Administrative Agent and the replacement Lender shall otherwise comply with Section 9.04. (c) If any Lender (such Lender, a “Non-Consenting Lender”) has failed to consent to a proposed amendment, waiver, discharge or termination which pursuant to the terms of Section 9.08 requires the consent of all of the Lenders affected or of all Lenders and with respect to which the Required Lenders shall have granted their consent, then the Borrower shall have the right (unless such Non-Consenting Lender grants such consent) at its sole expense (including with respect to the processing and recordation fee referred to in Section 9.04(b)(ii)(B)) to replace such Non-Consenting Lender by deeming such Non-Consenting Lender to have assigned its Loans and Commit- ments hereunder to one or more assignees reasonably acceptable to (i) the Administrative Agent (unless, in the case of an assignment of Term Loans, such assignee is a Lender, an Affiliate of a Lender or an Approved Fund) and (ii) if in respect of any Revolving Facility Commitment or Revolving Facility Loan, the Swingline Lender and the L/C Issuer; provided, that (without duplication): such Lender shall have received payment of an amount equal to the out- standing principal of its Loans, and funded participations in L/C Obligations and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such out- standing principal and accrued interest and fees) or the Borrower (in the case of all other amounts (including any such premium)). No action by or consent of the Non-Consenting Lender shall be necessary in connection with such assignment, which shall be immediately and automatically effective upon payment of such purchase price. In con- nection with any such assignment the Borrower, Administrative Agent and the replacement Lender shall otherwise comply with Section 9.04. SECTION 2.21. Illegality. If any Lender reasonably determines that any Change in Law has made it unlawful, or that any Governmen- tal Authority has asserted after the Closing Date that it is unlawful, for any Lender or its applicable Lending Office to perform any of its obligations hereunder or make, maintain or fund any SOFR Loans or Alternative Currency Loans or charge interest with respect to any credit extension based on SOFR, the Term SOFR Reference Rate, Ad- justed Term SOFR, Term SOFR or an Alternative Currency Rate in any currency, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligations of such Lender to make or continue SOFR Loans or Alternative Currency Loans in such currency, to charge interest at Adjusted Term SOFR or the Al- ternative Currency Rate or to convert ABR Borrowings to SOFR Borrowings or Alternative Currency Borrowings, as applicable, shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the cir- cumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall upon demand from such Lender (with a copy to the Administrative Agent), either (i) in the case of Loans denominated in Dollars if the affected Lender may lawfully continue to maintain such Loans as SOFR Loans until the last day of such Interest Period, convert all SOFR Loans of such Lender to ABR Loans on the last day of such Interest Period (or, otherwise, immediately convert such SOFR Loans to ABR Loans), (ii) in the case of Loans denominated in an Alternative Currency if the affected Lender may lawfully continue to maintain such Loans as Alternative Currency Loans until the last day of such Interest Period, convert all Alternative Currency Loans of such Lender to ABR Loans on the last day of such Interest Period (or, otherwise, immediately convert such Alternative Currency Loans to ABR Loans in the Dollar Equivalent of the amount of such Alternative Currency Loans) or (iii) prepay such SOFR Loans or Alternative Currency Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. SECTION 2.22. Incremental Commitments. (a) The Borrower may by written notice (which may be included in the Additional Credit Extension Amendment itself) to the Administrative Agent elect to seek (w) commitments (“Additional Revolving Commit- ments”) to increase the Revolving Facility Commitments of any Class, (x) commitments (“Additional Term Loan Commitments”) to increase the aggregate principal amount of any existing Class of Term Loans, (y) commitments (“Other Term A Loan Commitments”) to establish a Class of Other Term A Loans or (z) commitments (“Term B Loan Commitments”) to establish a new Class of Term B Loans; provided that: (i) the aggregate principal amount of all Incremental Commitments after the Closing Date, together with the aggregate principal amount of Incremental Equivalent Debt incurred after the Closing

-86- Date and outstanding at such time, shall not exceed the Incremental Amount and calculation of the Incre- mental Amount shall be made on Pro Forma Basis and evidenced by a certificate from a Financial Officer of Parent or Borrower; (ii) any such increase or any new Class shall be in an aggregate amount of $25,000,000 or any whole multiple of $5,000,000 (or such other amount approved by the Administrative Agent) in excess thereof; provided that such amount may be less than $25,000,000 if such amount represents all remaining availability under the limit set forth in the preceding clause (i) or is otherwise approved by the Administra- tive Agent; (iii) no existing Lender shall be required to provide any Incremental Commitments unless it otherwise agrees and no existing Lender (or its Affiliates or Approved Funds) will have any right of first offer or right of first refusal with respect thereto; (iv) the terms of each Incremental Term Facility will be as agreed between the applicable Borrowers and the Persons providing such Incremental Term Facility; provided that: (A) any Additional Revolving Commitments shall have the same terms as the Revolving Fa- cility Commitments that is being increased (except that the Lenders providing Additional Revolving Com- mitments may receive customary upfront fees in connection therewith); (B) the final maturity date of any Other Term A Loan shall be no earlier than the Term A Fa- cility Maturity Date, and the final maturity date of any Term B Loan shall be no earlier than the later of (x) one year following the Term A Facility Maturity Date and (y) the Incremental Term B Loan Facility Ma- turity Date, except for Permitted Short Term Debt; (C) the Weighted Average Life to Maturity of any Other Term A Loan shall not be shorter than the remaining Weighted Average Life to Maturity of the existing Term A Loans, and the Weighted Average Life to Maturity of any Term B Loans shall not be shorter than the remaining Weighted Average Life to Maturity of the existing Term A Loans or the existing Incremental Term B Loans, except for Per- mitted Short Term Debt; (D) the Other Term A Loans shall share on a pro rata basis (or if agreed by the Incremental Term Lenders providing such Other Term A Loans, on a less than pro rata basis) in any mandatory prepay- ment or voluntary prepayment of the Term A Loans hereunder, and the Term B Loans shall share on a pro rata basis (or if agreed by the Incremental Term Lenders providing such Term B Loans, on a less than pro rata basis) in any mandatory prepayment or voluntary prepayment of the Incremental Term B Loans or any other Term Loans hereunder; (E) except as to amortization, sharing of prepayments and final maturity date (which shall, subject to clauses (B), (C) and (D) of this proviso, be determined by the Borrower and the then committing Incremental Term Lenders in their sole discretion), the Other Term A Loans shall have (x) the same terms as the then outstanding Term A Loans (including with respect to pricing) or (y) terms that are less favorable to the Incremental Term Lenders providing such Other Term A Loans than the terms of the Term A Loans as determined in the reasonable determination of the Administrative Agent and the Borrower, except to the extent such provisions apply only after the Term A Facility Maturity Date or such other provisions apply equally for the benefit of the Term A Lenders (including with respect to pricing) and, to the extent applica- ble (other than pricing and amortization), the Revolving Facility Lenders; (F) except as to pricing, amortization, sharing of prepayments and final maturity date (which shall, subject to clauses (B), (C) and (D) of this proviso, be determined by the Borrower and the then com- mitting Incremental Term Lenders in their sole discretion), (a) the covenants and events of default applica- ble to Term B Loans shall not be materially more favorable (when taken as a whole) to the Incremental Term Lenders providing the Term B Loans than those applicable to the Term A Facility or the Incremental Term B Loan Facility (except to the extent such terms apply only after the then Latest Maturity Date or

-87- such covenants or other terms apply equally for the benefit of the other Lenders holding Term A Loans and Incremental Term B Loans) as determined in the reasonable determination of the Administrative Agent and the Borrower, (b) at the sole discretion of the Borrower and the Incremental Term Lenders providing the Term B Loans, the Term B Loans may benefit from a prepayment premium not applicable to the other out- standing Facilities and (c) the operational and agency provisions applicable to such Term B Loans shall be reasonably satisfactory to the Administrative Agent and the Borrower; (G) (1) the security interest and guaranties benefiting the Incremental Term Loans will rank pari passu in right of payment and security with the existing Facilities, (2) no Person shall guarantee the obligations with respect to any Incremental Term Loans unless such Person is a Loan Party and (3) no In- cremental Term Loans will be secured by any property that does not constitute Collateral under the existing Facilities; and (H) in the event that the Applicable Margin for any Term B Loans (other than the Incremental Term B Loans) incurred prior to the twenty-four (24) month anniversary of the First Amendment Effective Date is greater than the Applicable Margin for the existing Incremental Term B Loans by more than 50 ba- sis points, then the Applicable Margin for the existing Incremental Term B Loans shall be increased to the extent necessary so that the Applicable Margin (at each analogous point in the Pricing Grid, if applicable) for such Term B Loans (other than the Incremental Term B Loans) is 50 basis points higher than the Appli- cable Margin for the existing Incremental Term B Loans; provided that in determining the Applicable Mar- gin applicable to the existing Incremental Term B Loans and any Term B Loans (other than the Incremental Term B Loans), (x) original issue discount or upfront or similar fees (collectively, “OID”) payable by Par- ent or any of its subsidiaries to the Lenders of the existing Incremental Term B Loans or the Term B Loans (other than the Incremental Term B Loans), in the primary syndication thereof shall be included (with OID being equated to interest based on an assumed four-year life to maturity), (y) arrangement, ticking, structur- ing, amendment, underwriting, commitment or similar fees payable to arrangers (or their respective affili- ates) and any PIK interest shall be excluded and (z) (i) if the ABR or Adjusted Term SOFR “floor” for the Term B Loans (other than the Incremental Term B Loans) is greater than the ABR or Adjusted Term SOFR “floor,” respectively, for the existing Incremental Term B Loans the difference between such floor for the Term B Loans (other than the Incremental Term B Loans) and the existing Incremental Term B Loans shall be equated to an increase in the Applicable Margin for purposes of this clause (H) (but shall result in an increase in the “floor” (not the Applicable Margin) of the existing Incremental Term B Loan if this provi- sion is triggered) and (ii) if the ABR or Adjusted Term SOFR “floor” for such Term B Loans is less than the ABR or Adjusted Term SOFR “floor,” respectively, for the existing Incremental Term B Loans, the difference between such “floor” for the applicable incremental Term B Loans and the existing Incremental Term B Loans shall be equated to a decrease in the Applicable Margin for purposes of this provision (but shall result in a decrease in the “floor” (not the Applicable Margin) of the existing Incremental Term B Loans if this provision is triggered). (b) The availability of any Incremental Commitments or Incremental Term Loans under this Agree- ment will be subject solely to the following conditions, subject, for the avoidance of doubt, to Section 1.09, meas- ured (at the election of Parent or Borrower) on the date of the initial borrowing under (or receipt of commitments with respect to) such Facility: (i) no Default or Event of Default shall have occurred and be continuing; provided that the condition set forth in this clause (i) may be waived or not required (other than with respect to Specified Events of Default) by the Persons providing such Facilities if the proceeds of the initial Borrowings there- under will be used to finance, in whole or in part, a Permitted Business Acquisition or other Investment permitted hereunder; and (ii) the representations and warranties set forth in the Loan Documents shall be true and cor- rect in all material respects as of such date, as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) (provided that representations and warranties that are qualified by materiality shall be true and correct in all respects); provided that the condition set forth in this clause (ii) may be limited to customary

-88- “SunGard” style conditionality by the Persons providing such Facilities if the proceeds of the initial Bor- rowings thereunder will be used to finance, in whole or in part, a Permitted Business Acquisition or other Investment permitted hereunder. (c) Each such notice shall specify (x) the date (each, an “Incremental Commitments Effective Date”) on which the Borrower proposes that the Incremental Commitments shall be effective, which shall be a Business Day and (y) the identity of the Persons (each of which shall be an Eligible Person and the consent of the Persons specified in Section 9.04(b)(i) shall have been received with respect thereto to the extent as would be required if the Lender of the Incremental Commitment were an assignee) whom the Borrower proposes would provide the Incre- mental Commitments and the portion of the Incremental Commitment to be provided by each such Person. (d) Upon the incurrence of Additional Revolving Commitment pursuant to this Section 2.22, the Bor- rower shall prepay any Revolving Facility Loans outstanding on the Incremental Commitments Effective Date with respect to any Additional Revolving Commitment (and pay any additional amounts required pursuant to Section 2.17) to the extent necessary to keep the outstanding Revolving Facility Loans pro rata across all Classes of Revolv- ing Facility Commitments arising from any nonratable increase in the Revolving Facility Commitments. If there is a new borrowing of Revolving Facility Loans on such Incremental Commitments Effective Date, the Revolving Facil- ity Lenders after giving effect to such Additional Revolving Commitments shall make such Revolving Facility Loans in accordance with Section 2.01(c). (e) The Incremental Commitments shall be documented by an Additional Credit Extension Amend- ment executed by the Persons providing the Incremental Commitments (and the other Persons specified in the defi- nition of Additional Credit Extension Amendment but no other existing Lender or other Person), and the Additional Credit Extension Amendment may provide for such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to ef- fect the provisions of this Section 2.22. (f) This Section 2.22 shall supersede any provisions in Section 2.19 or Section 9.08 to the contrary. The Administrative Agent and the Lenders hereby further agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions ef- fected pursuant to Section 2.22. SECTION 2.23. Extended Term Loans and Extended Revolving Commitments. (a) The Borrower may at any time and from time to time request that all or a portion of the Term Loans of any Class (the Loans of such applicable Class, the “Existing Term Loans”) be converted into a new Class of Term Loans (the Loans of such applicable Class, the “Extended Term Loans”) in accordance with this Section 2.23(a). In order to establish any Extended Term Loans, the Borrower shall provide a notice to the Administrative Agent (a “Term Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established, which shall be determined by the Borrower and the extending lenders except that: (i) the final maturity date of the Extended Term Loans shall be later than the final maturity date of the Existing Term Loans, and the Weighted Average Life to Maturity of such Extended Term Loans shall be longer than the then remaining Weighted Average Life to Maturity of the Existing Term Loans; (ii) the Extended Term Loans may have optional prepayment terms (including call protection and prepayment premiums) and/or mandatory prepayment terms as may be agreed between the Borrower and the Extending Lenders so long as such Extended Term Loans do not participate on a greater than pro rata basis in any such mandatory prepayments as compared to existing Term Lenders of the applicable Class; (iii) the covenants and events of default applicable to such Extended Term Loans, when taken as a whole, are not materially more favorable (as determined by the Borrower in good faith) to the extend- ing lenders than those applicable to any Term Loans remaining outstanding (except to the extent such pro- visions apply only after the later of the Term A Facility Maturity Date and the Incremental Term B Loan

-89- Facility Maturity Date or such other provisions apply equally for the benefit of the Term A Lenders and the Incremental Term B Lenders (including with respect to pricing); and (iv) no existing Lender shall be required to provide, consent to or convert into any Extended Term Loans and no Loans of such Lenders will be converted without such Lender’s affirmative consent thereto. (b) The Borrower may at any time and from time to time request that all or a portion of the Revolving Facility Commitments of any Class (the Commitments of such applicable Class, the “Existing Revolving Commit- ments”) be converted into a new Class of Revolving Facility Commitments (the Commitments of such applicable Class, the “Extended Revolving Commitments”) in accordance with this Section 2.23(b). In order to establish any Extended Revolving Commitments, the Borrower shall provide a notice to the Administrative Agent (a “Revolving Extension Request”) setting forth the proposed terms of the Extended Revolving Commitments to be established, which shall be identical to those applicable to the Existing Revolving Commitments from which such Extended Re- volving Commitments are to be converted except that: (i) the maturity date of the Extended Revolving Commitments shall be later than the ma- turity date of the Existing Revolving Commitments; (ii) (A) the interest rates (including through fixed interest rates), interest margins, rate floors, upfront fees, undrawn revolving commitment fees, funding discounts, OID and premiums with respect to the Extended Revolving Commitments may be different than those for the Existing Revolving Commit- ments and/or (B) additional fees and/or premiums may be payable to the Extending Lenders in addition to or in lieu of any of the items contemplated by the preceding subclause (A); (iii) the Borrower and its Subsidiaries may be subject to covenants and other terms for the benefit of the Extending Lenders that apply only after the Latest Revolving Facility Maturity Date (before giving effect to the Extended Revolving Commitments); and (iv) no existing Lender shall be required to provide any Extended Revolving Commitments and no Existing Revolving Commitments will become Extended Revolving Commitments without such party’s affirmative consent thereto. (c) Each Extension Request shall specify the date (the “Extension Effective Date”) on which the Bor- rower proposes that the conversion of an Existing Class into an Extended Class shall be effective, which shall be a Business Day. Each Lender of an Existing Class that is requested to be extended shall be offered the opportunity to convert its Existing Class into the Extended Class on the same basis as each other Lender of such Existing Class. Any Lender (to the extent applicable, an “Extending Lender”) wishing to have all or a portion of its Existing Class subject to such Extension Request converted into an Extended Class shall notify the Administrative Agent (an “Ex- tension Election”) on or prior to the date specified in such Extension Request of the amount of its Existing Class subject to such Extension Request that it has elected to convert into an Extended Class; provided that (x) the Bor- rower may specify in its Extension Request that a Lender may convert all (but not less than all) of its Existing Class into the Extended Class, in which event a partial conversion by a Lender will not be permitted and (y) no existing Lender shall be required to be an Extending Lender. In the event that the aggregate portion of the Existing Class subject to Extension Elections exceeds the amount of the Extended Class requested pursuant to the Extension Re- quest, the portion of the Existing Class converted shall be allocated on a pro rata basis based on the amount of the Existing Class included in each such Extension Election. Notwithstanding the conversion of any Existing Revolving Commitment into an Extended Revolving Commitment, such Extended Revolving Commitment shall be treated identically with all Existing Revolving Commitments for purposes of the obligations of a Revolving Facility Lender in respect of Letters of Credit under Section 2.05, except that the applicable Additional Credit Extension Amend- ment may provide that the maturity date for the Letters of Credit may be extended and the related obligations to is- sue Letters of Credit may be continued so long as each applicable L/C Issuer has consented to such extensions in its sole discretion (it being understood that no consent of any other Lender (other than the Extending Lenders) shall be required in connection with any such extension).

-90- (d) An Extended Class shall be established pursuant to an Additional Credit Extension Amendment executed by the Extending Lenders (and the other Persons specified in the definition of “Additional Credit Exten- sion Amendment” but no other existing Lender). No Additional Credit Extension Amendment shall provide for any Class of (x) Extended Term Loans in an aggregate principal amount that is less than $25,000,000 or (y) Extended Revolving Commitments in an aggregate principal amount that is less than $5,000,000 (or such lesser amounts ap- proved by the Administrative Agent). In addition to any terms and changes required or permitted by Section 2.23(a), the Additional Credit Extension Amendment shall amend the scheduled amortization payments pursuant to Section 2.11 with respect to the Existing Term Loans from which the Extended Term Loans were converted to re- duce each scheduled principal repayment amounts for the Existing Term Loans in the same proportion as the amount of Existing Term Loans to be converted pursuant to such Additional Credit Extension Amendment. (e) Notwithstanding anything to the contrary contained in this Agreement, on the Extension Effective Date, (i) the principal amount of each Existing Term Loan shall be deemed reduced by an amount equal to the prin- cipal amount converted into an Extended Term Loan, (ii) the amount of each Existing Revolving Commitment shall be deemed reduced by an amount equal to the amount converted into an Extended Revolving Commitment and (iii) if, on any Extension Effective Date with respect to any Revolving Facility Commitments, any Loans of any Ex- tending Lender are outstanding under the applicable Existing Revolving Commitments, such Loans (and any related participations) shall be deemed to be converted into Loans (and related participations) made pursuant to the Ex- tended Revolving Commitments in the same proportion as such Extending Lender’s Existing Revolving Commit- ments are converted to Extended Revolving Commitments. (f) This Section 2.23 shall supersede any provisions in Section 2.19 or Section 9.08 to the contrary. Each Extended Class shall be documented by an Additional Credit Extension Amendment executed by the Extend- ing Lenders providing such Extended Class (and the other persons specified in the definition of “Additional Credit Extension Amendment” but no other existing Lender), and the Additional Credit Extension Amendment may pro- vide for such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.23. SECTION 2.24. Refinancing Term Loans. (a) The Borrower may at any time and from time to time, by written notice to the Administrative Agent, request the establishment of one or more additional Classes of Term Loans under this Agreement or an in- crease to an existing Class of Term Loans under this Agreement (“Refinancing Term Loans”); provided that: (i) the proceeds of such Refinancing Term Loans shall be used, concurrently or substantially concurrently with the incurrence thereof, solely to refinance all or any portion of any outstanding Term Loans; (ii) each Class of Refinancing Term Loans shall be in an aggregate amount of not less than $25,000,000 (or such other amount necessary to repay any Class of outstanding Term Loans in full or ap- proved by the Administrative Agent); (iii) such Refinancing Term Loans shall be in an aggregate principal amount not greater than the aggregate principal amount outstanding of Term Loans to be refinanced plus (A) any unpaid, accrued or capitalized interest, penalties, premiums, fees, costs, expenses and other amounts related thereto and (B) any underwriting, discounts, fees, commissions, costs, expenses and other amounts payable with respect to such Refinancing Term Loans (including any OID or upfront fees); provided that the aggregate principal amount of Refinancing Term Loans incurred can exceed such amount to the extent the Borrower utilizes capacity under another provision of this Agreement to incur such additional Refinancing Term Loans; (iv) the final maturity date of such Refinancing Term Loans shall be no earlier than the ma- turity date of the Term Loans being refinanced, and the Weighted Average Life to Maturity of such Refi- nancing Term Loans shall not be shorter than the then remaining Weighted Average Life to Maturity of each Class of Term Loans being refinanced;

-91- (v) (A) the pricing, rate floors, discounts, fees and optional and mandatory prepayment pro- visions applicable to such Refinancing Term Loans shall be as agreed between the Borrower and the Refi- nancing Term Lenders so long as, in the case of any mandatory prepayment provisions, such Refinancing Term Lenders do not participate on a greater than pro rata basis in any such prepayments as compared to Term Lenders holding Term Loans to be refinanced and (B) the covenants and other terms applicable to such Refinancing Term Loans (excluding those terms described in the immediately preceding clause (A)), which shall be as agreed between the Borrower and the lenders providing such Refinancing Term Loans, shall not be materially more favorable (when taken as a whole) to the Refinancing Term Lenders than those applicable to any Term Loans then outstanding under this Agreement (as determined by the Borrower in good faith), except to the extent such covenants and other terms apply solely to any period after the then Latest Maturity Date or such covenants or other terms apply equally for the benefit of the other Lenders; (vi) no existing Lender shall be required to provide any Refinancing Term Loans; (vii) no Refinancing Term Loans shall be guaranteed by any Person that is not a Loan Party or secured by any asset that is not Collateral; and (viii) the Refinancing Term Loans shall rank pari passu in right of payment and of security with the existing Loans, on terms and pursuant to documentation applicable to the Term Loans being re- financed. (b) Each such notice shall specify (x) the date (each, a “Refinancing Term Effective Date”) on which the Borrower proposes that the Refinancing Term Loans be made, which shall be a Business Day and (y) the identity of the Persons (each of which shall be an Eligible Person and the consent of the Persons specified in Section 9.04(b)(i) shall have been received with respect thereto to the extent as would be required if the Lender of the Refi- nancing Term Loan were an assignee) whom the Borrower proposes would provide the Refinancing Term Loans and the portion of the Refinancing Term Loans to be provided by each such Person. On each Refinancing Term Ef- fective Date, each Person with a commitment for a Refinancing Term Loan (each such Person, a “Refinancing Term Lender”) shall make a Refinancing Term Loan to the Borrower in a principal amount equal to such Person’s com- mitment therefor. (c) This Section 2.24 shall supersede any provisions in Section 2.19 or Section 9.08 to the contrary. The Refinancing Term Loans shall be documented by an Additional Credit Extension Amendment executed by the Persons providing the Refinancing Term Loans (and the other Persons specified in the definition of “Additional Credit Extension Amendment” but no other existing Lender), and the Additional Credit Extension Amendment may provide for such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.24. SECTION 2.25. Replacement Revolving Commitments. (a) The Borrower may at any time and from time to time, by written notice to the Administrative Agent, request the establishment of one or more additional Classes of Revolving Facility Commitments (“Replace- ment Revolving Commitments”) to replace all or a portion of any existing Classes of Revolving Facility Commit- ments under this Agreement (“Replaced Revolving Commitments”); provided that: (i) substantially concurrently with the effectiveness of the Replacement Revolving Commit- ments, all or an equivalent portion of the Revolving Facility Commitments in effect immediately prior to such effectiveness shall be terminated, and all or an equivalent portion of the Revolving Facility Loans then outstanding, together with all interest thereon, and all other amounts accrued for the benefit of the Revolv- ing Facility Lenders, shall be repaid or paid (it being understood, however, that any Letters of Credit issued and outstanding under the Replaced Revolving Commitments shall be deemed to have been issued under the Replacement Revolving Commitments if the amount of such Letters of Credit would exceed the re- maining amount of commitments under the Replaced Revolving Commitments after giving effect to the reduction contemplated hereby);

-92- (ii) such Replacement Revolving Commitments shall be in an aggregate amount not greater than the aggregate amount of Replaced Revolving Commitments to be replaced plus any accrued interest, premiums, fees, costs and expenses related thereto (including any OID or upfront fees); (iii) the final maturity date of such Replacement Revolving Commitments shall be no earlier than the maturity date of the Replaced Revolving Commitments, and the Replacement Revolving Commit- ments shall not be subject to any amortization; (iv) the Letter of Credit Sublimit under such Replacement Revolving Commitments shall be as agreed between the Borrower, the Lenders providing such Replacement Revolving Commitments, the Administrative Agent and the L/C Issuer thereunder (or any replacement L/C Issuer); (v) (A) the pricing, rate floors, discounts, fees and prepayment provisions applicable to such Replacement Revolving Commitments shall be as agreed between the Borrower and the Replacement Re- volving Lenders so long as, in the case of any mandatory or optional prepayment provisions, such Replace- ment Revolving Lenders do not participate on a greater than pro rata basis in any such prepayments as compared to Replaced Revolving Commitments and (B) the covenants and other terms applicable to such Replacement Revolving Commitments (excluding those terms described in the immediately preceding clause (A)), which shall be as agreed between the Borrower and the lenders providing such Replacement Revolving Commitments, shall not be materially more favorable (when taken as a whole) to the lenders providing the Replacement Revolving Commitments than those applicable to the Replaced Revolving Commitments (as determined by the Borrower in good faith), except to the extent such covenants and other terms apply solely to any period after the Latest Revolving Facility Maturity Date or such covenants or other terms apply equally for the benefit of the other Lenders; (vi) no existing Lender shall be required to provide any Replacement Revolving Commit- ments; and (vii) no Replacement Revolving Commitments shall be guaranteed by any Person that is not a Loan Party or secured by any asset that is not Collateral; and (viii) the Replacement Revolving Commitments shall rank pari passu in right of payment and of security with the existing Revolving Facility Commitments. (b) Each such notice shall specify (x) the date on which the Borrower proposes that the Replacement Revolving Commitments become effective, which shall be a Business Day and (y) the identity of the Persons (each of which shall be an Eligible Person and the consent of the Persons specified in Section 9.04(b)(i) shall have been received with respect thereto to the extent as would be required if the Lender of the Replacement Revolving Com- mitments were an assignee) whom the Borrower proposes would provide the Replacement Revolving Commitments (each such person, a “Replacement Revolving Lender”) and the portion of the Replacement Revolving Commit- ments to be provided by each such Person. (c) This Section 2.25 shall supersede any provisions in Section 2.19 or Section 9.08 to the contrary. The Replacement Revolving Commitments shall be documented by an Additional Credit Extension Amendment executed by the Persons providing the Replacement Revolving Commitments (and the other Persons specified in the definition of “Additional Credit Extension Amendment” but no other existing Lender), and the Additional Credit Extension Amendment may provide for such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.25. SECTION 2.26. Cash Collateral. (a) If (i) the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an Unreimbursed L/C Disbursement, (ii) as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, (iii) the Borrower shall be required to provide Cash Collateral

-93- pursuant to Section 7.01, or (iv) there shall exist a Defaulting Lender, the Borrower shall immediately (in the case of clause (iii) above), or within one Business Day following any request by the Administrative Agent or the L/C Issuer (in all other cases), provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount (determined in the case of Cash Collateral provided pursuant to clause (iv) above, after giving effect to Section 2.27 (a)(iv) and any Cash Collateral provided by the Defaulting Lender). If at any time the Administrative Agent deter- mines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Adminis- trative Agent or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C Obli- gations, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited as Cash Collateral, an amount equal to the excess of (x) such aggregate Outstanding Amount over (y) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent deter- mines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Laws, to reim- burse the L/C Issuer. (b) The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and agrees to maintain, a first priority security interest in all such cash, de- posit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.26(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or the L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon de- mand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Truist Bank. The Bor- rower shall pay on demand therefor from time to time all customary account opening, activity and other administra- tive fees and charges in connection with the maintenance and disbursement of Cash Collateral. (c) Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.26 or Section 2.27 or 7.02 in respect of Letters of Credit or Swingline Loans shall be held and applied to the satisfaction of the specific L/C Obligations, Swingline Loans, obligations to fund participa- tions therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obliga- tion) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein. (d) Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 9.04(b)(ii)(B))) or (ii) the determination by the Administrative Agent and the L/C Issuer that there exists excess Cash Collateral; provided, however, the Per- son providing Cash Collateral and the L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations. SECTION 2.27. Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the penulti- mate sentence of Section 9.08(b) and in the definition of “Required Lenders”. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from

-94- a Defaulting Lender pursuant to Section 9.06 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuer or Swingline Lender hereunder; third, to Cash Collat- eralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Sec- tion 2.26; fourth, as the Borrower may request (so long as no Default or Event of Default has occurred and is continuing), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so deter- mined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit to be issued under this Agreement, in ac- cordance with Section 2.26; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default has occurred and is continuing, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such De- faulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such pay- ment is a payment of the principal amount of any Loans or Unreimbursed L/C Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.01 were satis- fied or waived, such payment shall be applied solely to pay the Loans of, and L/C Disbursement Participa- tions owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Lenders pro rata in accord- ance with the Commitments hereunder without giving effect to Section 2.27(a)(iv). Any payments, prepay- ments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.27(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any fee payable under Section 2.13(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender for such period). (B) Each Defaulting Lender shall be entitled to receive L/C Participation Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolving Facility Percentage of the stated amount of Letters of Credit for which it has provided Cash Collat- eral pursuant to Section 2.26. (C) With respect to any Commitment Fee or L/C Participation Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the L/C Issuer and Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Revolving Facility Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swingline Loans shall be reallocated

-95- among the Non-Defaulting Lenders in accordance with their respective Revolving Facility Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such real- location does not cause the aggregate Revolving Facility Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Facility Commitment. Subject to Section 9.23, no reallo- cation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Default- ing Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non- Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such realloca- tion. (v) Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lender’s Fronting Exposure and (y) second, Cash Collateralize the L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.26. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, Swingline Lender and the L/C Issuer agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent appli- cable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Ad- ministrative Agent may determine to be necessary to cause the Revolving Facility Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held on a pro rata basis by the Lenders in accordance with their Revolving Facility Percentages (without giving effect to Section 2.27(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees ac- crued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; provided, fur- ther, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Default- ing Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. ARTICLE III REPRESENTATIONS AND WARRANTIES Each of Parent and the Borrower represents and warrants to each of the Lenders, in each case, to the extent and, unless otherwise specifically agreed by the Borrower, only on the dates required by Section 2.22 or 4.01, as ap- plicable, that: SECTION 3.01. Organization; Powers. Each of Parent and the Material Subsidiaries (a) is a partnership, limited liability company, unlimited liabil- ity company or corporation duly organized, validly existing and in good standing (or, if applicable in a foreign juris- diction, enjoys the equivalent status under the laws of any jurisdiction of organization outside the United States) un- der the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and (c) is qualified to do business in each jurisdiction where such qualification is required, except where the failure so to qualify would not reasonably be expected to have a Ma- terial Adverse Effect. Each Loan Party has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrower, to borrow and otherwise obtain credit hereunder. SECTION 3.02. Authorization. The execution, delivery and performance by each Loan Party of each of the Loan Documents to which it is a party, and the receipt of credit extensions hereunder and the transactions forming a part of the Transactions (a) have been duly authorized by all corporate, stockholder, partnership, limited liability company or other organiza- tional action required to be obtained by such Loan Party, (b) will not violate the Organization Documents of such Loan Party, (c) will not violate (i) any provision of law, statute, rule or regulation, or any applicable order of any

-96- court or any rule, regulation or order of any Governmental Authority in effect at the time of execution of each such Loan Document or (ii) any provision of any indenture, agreement or other instrument to which such Loan Party is a party or by which it or any of its property is or may be bound at the time of execution of each such Loan Document, (d) will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a de- fault under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, agreement or other instrument, and (e) will not result in the creation or imposition of any Lien upon any property or assets now owned or hereafter acquired by such Loan Party, other than Permitted Liens, except in the case of clause (c) or (d) as would not reasonably be ex- pected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 3.03. Enforceability. This Agreement has been duly executed and delivered by Parent and the Borrower and constitutes, and each other Loan Document when executed and delivered by each Loan Party that is party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing. SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Au- thority is required in connection with the Transactions, the perfection or maintenance of the Liens created under the Security Documents or the exercise by any Agent or any Lender of its rights under the Loan Documents or the reme- dies in respect of the Collateral, except for (a) the filing of Uniform Commercial Code financing statements and equivalent filings in the non-U.S. jurisdictions, as provided in the relevant Security Documents, (b) filings with the United States Patent and Trademark Office and the United States Copyright Office and comparable offices in for- eign jurisdictions and equivalent filings in non-U.S. jurisdictions, as provided in the relevant Security Documents, (c) recordation of the Mortgages and equivalent recordation in non-U.S. jurisdictions, as provided in the relevant Mortgages, (d) such as have been made or obtained and are in full force and effect or such as will be made or ob- tained pursuant to the terms set forth in the Security Documents, (e) such actions, consents and approvals the failure of which to be obtained or made would not reasonably be expected to have, individually or in the aggregate, a Mate- rial Adverse Effect and (f) filings or other actions listed on Schedule 3.04. SECTION 3.05. Financial Statements. (a) The unaudited consolidated balance sheet of Parent as at September 30, 2022, and related consoli- dated statements of income, stockholders’ equity and cash flows of Parent for the nine months ended September 30, 2022, present fairly, in all material respects and in accordance with GAAP consistently applied through the periods covered thereby, the consolidated financial position of Parent as at such date, and the consolidated results of opera- tions, changes in stockholders’ equity and cash flows of Parent for the periods then ended, except as otherwise ex- pressly indicated therein, including the notes thereto, subject to the absence of footnotes and to normal year-end au- dit adjustments and to any other adjustments described therein. (b) The audited consolidated balance sheets of Parent as at December 31, 2020 and 2021, and the re- lated audited consolidated statements of income, stockholders’ equity and cash flows for the years ended December 31, 2020 and 2021, present fairly, in all material respects and in accordance with GAAP consistently applied throughout the periods covered thereby, the consolidated financial position of Parent as at such dates and the consol- idated results of operations, changes in stockholders’ equity and cash flows of Parent for the years then ended. SECTION 3.06. No Material Adverse Effect. Since December 31, 2021, there has been no event or circumstance that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

-97- SECTION 3.07. Title to Properties; Possession Under Leases. (a) Each of Parent and the Subsidiaries has valid fee simple title to, or valid leasehold interests in, or easements or other limited property interests in, all its Real Properties (including all Mortgaged Properties) and has valid title to its personal property and assets, in each case, except for Permitted Liens and except for defects in title that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such prop- erties and assets for their intended purposes and except where the failure to have such title would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All such properties and assets are free and clear of Liens, other than Permitted Liens. (b) None of Parent or its Subsidiaries are in default under any leases to which it is a party, except for such defaults as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Ef- fect. All of Parent’s or Subsidiaries’ leases are in full force and effect, except leases in respect of which the failure to be in full force and effect would not reasonably be expected to have a Material Adverse Effect. Parent and each of the Subsidiaries enjoys peaceful and undisturbed possession under all such leases, other than leases in respect of which the failure to enjoy peaceful and undisturbed possession would not reasonably be expected to have, individu- ally or in the aggregate, a Material Adverse Effect. (c) Each of Parent and the Subsidiaries owns or possesses, or is licensed to use, all patents, trade- marks, service marks, trade names and copyrights, all applications for any of the foregoing and all licenses and rights with respect to the foregoing necessary for the present conduct of its business, without any conflict (of which Parent has been notified in writing) with the rights of others, and free from any burdensome restrictions on the pre- sent conduct of Parent, except where such conflicts and restrictions would not reasonably be expected to have, indi- vidually or in the aggregate, a Material Adverse Effect. SECTION 3.08. Subsidiaries. (a) Schedule 1 of the Perfection Certificates sets forth, as of the Closing Date, the name of each sub- sidiary of Parent, the jurisdiction of organization of such subsidiary, the form of organization of such subsidiary, the record owners of the Equity Interests of such subsidiary and the percentage of each class of Equity Interests owned by Parent or any of its subsidiaries, whether such subsidiary is a Loan Party, and if such subsidiary is not a Loan Party, the reason it is not a Loan Party. (b) As of the Closing Date, there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualify- ing shares) of any nature relating to any Equity Interests of any of the Subsidiaries. SECTION 3.09. Litigation; Compliance with Laws. (a) There are no actions, suits or proceedings at law or in equity or by or on behalf of any Govern- mental Authority or in arbitration now pending, or, to the knowledge of Parent, threatened in writing against or af- fecting Parent or any of the Subsidiaries or any business, property or rights of any such person which would reason- ably be expected to have, individually or in the aggregate, a Material Adverse Effect. (b) Except as set forth on Schedule 3.09(b), none of Parent, any Subsidiary nor any of their respective properties or assets is in violation of (nor will the continued operation of their material properties and assets as cur- rently conducted violate) any law (including the USA PATRIOT Act), rule or regulation (including any zoning, building, ordinance, code or approval or any building permit, but excluding any Environmental Laws, which are subject to Section 3.16) or any restriction of record or agreement affecting any Mortgaged Property, or is in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

-98- SECTION 3.10. Federal Reserve Regulations. (a) None of Parent and the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock. (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether im- mediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the pur- pose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board, including Regulation U or Regulation X. SECTION 3.11. Investment Company Act. None of Parent nor any Subsidiary is an “investment company” as defined in, or subject to regulation un- der, the Investment Company Act of 1940. SECTION 3.12. Use of Proceeds. The Borrower will use the proceeds of the Revolving Facility Loans and Swingline Loans, and may request the issuance of Letters of Credit, after the Closing Date solely for general corporate purposes (including, without limitation, for Permitted Business Acquisitions and for any permitted purpose under the Loan Documents). The Borrower will use the proceeds of the Term Loans and the Revolving Facility Loans made on the Closing Date to refinance Indebtedness under the Existing Credit Agreement, finance the other Transactions and for the payment of fees and expenses payable in connection with the Transactions, with any remainder available for general corporate purposes. The proceeds of Incremental Term Loans shall be used as set forth in the Additional Credit Extension Amendment establishing such Incremental Term Loans. The proceeds of Refinancing Term Loans shall be used to refinance the Term Loans specified in the Additional Credit Extension Amendment establishing such Refinancing Term Loans and for fees and expenses related thereto. SECTION 3.13. Taxes. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Ad- verse Effect: (a) Each of Parent and the Subsidiaries (i) has filed or caused to be filed all Tax returns re- quired to have been filed by it and each such Tax return is true and correct; and (ii) has timely paid or caused to be timely paid all Taxes shown to be due and payable by it on such Tax returns and all other Taxes due and payable, including in its capacity as a withholding agent, except in each case for Taxes that are being contested in good faith by appropriate proceedings in accordance with Section 5.03 and for which Parent or any of the Subsidiaries, as the case may be, has set aside on its books adequate reserves in accord- ance with GAAP; and (b) As of the Closing Date, with respect to each of Parent and the Subsidiaries, there are no claims being asserted in writing with respect to any Taxes. SECTION 3.14. No Material Misstatements. (a) (i) All written information included in the Information Memorandum and (ii) all other written in- formation concerning Parent the Subsidiaries, the Transactions and any other transactions contemplated hereby or delivered under any other Loan Document or otherwise prepared by or on behalf of the foregoing or their represent- atives (including all reports, financial statements, certificates or other information) and made available to any Lend- ers or the Administrative Agent in connection with the Transactions or the other transactions contemplated hereby (other than the Projections, estimates and information of a general economic nature or general industry nature) (the “Information”), when taken as a whole, is true and correct in all material respects, at the Closing Date (in the case of the Information Memorandum) or at the time furnished (in the case of any other Information), and does not, taken as

-99- a whole, as of any such date contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, taken as a whole, not materially misleading in light of the circum- stances under which such statements were made. (b) The Projections prepared by or on behalf of any Loan Party or any of its representatives and that have been made available to any Lenders or the Administrative Agent in connection with the Transactions or the other transactions contemplated hereby (i) have been prepared in good faith based upon assumptions believed by the Loan Parties to be reasonable as of the date thereof (it being understood that (w) Projections are not to be viewed as facts, (x) Projections are subject to significant uncertainties and contingencies, many of which are beyond the con- trol of Parent and its Subsidiaries, (y) no assurance can be given that any particular Projections will be realized and (z) actual results may vary materially from the Projections), as of the date such Projections and estimates were fur- nished to the Lenders and as of the Closing Date, and (ii) as of the Closing Date, have not been modified in any ma- terial respect by any Loan Party. SECTION 3.15. Employee Benefit Plans. (a) Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) each Plan is in compliance with the applicable provisions of ERISA and the Code; (ii) no Re- portable Event has occurred during the past five years as to which Parent, any Subsidiary or any ERISA Affiliate was required to file a report with the PBGC; (iii) as of the most recent valuation date preceding the date of this Agreement, no Plan has any Unfunded Pension Liability; (iv) no ERISA Event has occurred or is reasonably ex- pected to occur; (v) none of Parent, any Subsidiary or any ERISA Affiliate (A) has received any written notification that any Multiemployer Plan is insolvent or has been terminated within the meaning of Title IV of ERISA, or has knowledge that any Multiemployer Plan is reasonably expected to be insolvent or to be terminated or (B) has in- curred or is reasonably expected to incur any Withdrawal Liability; and (vi) neither Parent nor any of its Subsidiar- ies has engaged in a “prohibited transaction” (as defined in Section 406 of ERISA or Code Section 4975) in connec- tion with any employee pension benefit plan (as defined in Section 3(2) of ERISA) that would subject Parent or any of its Subsidiaries to tax. (b) Each of Parent and its Subsidiaries is in compliance (i) with all applicable provisions of law and all applicable regulations and published interpretations thereunder with respect to any employee pension benefit plan or other employee benefit plan governed by the laws of a jurisdiction other than the United States and (ii) with the terms of any such plan, except, in each case, for such noncompliance that would not reasonably be expected to have a Material Adverse Effect. (c) Except as would not reasonably be expected to result in a Material Adverse Effect, there are no pending or, to the knowledge of Parent, threatened claims (other than claims for benefits in the normal course), sanc- tions, actions or lawsuits, asserted or instituted against any Plan or any person as fiduciary or sponsor of any Plan that would reasonably be expected to result in liability to Parent or any of its Subsidiaries. SECTION 3.16. Environmental Matters. Except as to matters that would not reasonably be expected to have, individually or in the aggregate, a Ma- terial Adverse Effect: (i) no written notice has been received by Parent or any of its Subsidiaries, and there are no judicial, administrative or other actions, suits or proceedings pending or, to Parent’s knowledge, threatened which allege a violation of or liability under any Environmental Laws, in each case relating to Parent or any of its Subsidi- aries, (ii) each of Parent and its Subsidiaries and their respective operations and properties are in compliance with all applicable Environmental Laws and each of them has all environmental permits, licenses and other approvals neces- sary for its operations to comply with all applicable Environmental Laws and is in compliance with the terms of such permits, licenses and other approvals, (iii) there has been no Release or threat of Release of any Hazardous Ma- terial at, on, under or from any property currently owned, operated or leased or, to Parent’s knowledge, formerly owned, operated or leased, by Parent or any of its Subsidiaries that could reasonably be expected to give rise to any cost, liability or obligation of Parent or any of its Subsidiaries under any Environmental Laws, and Parent or any of its Subsidiaries have not disposed of or arranged for disposal or treatment, or arranged for transport for disposal or treatment, of any Hazardous Materials at any location in a manner that would reasonably be expected to give rise to any liability of Parent or any of its Subsidiaries under any Environmental Laws and (iv) neither Parent nor any of its

-100- Subsidiaries is a party or subject to any order, decree or agreement which imposes any obligation or liability under any Environmental Laws. SECTION 3.17. Security Documents. (a) Each Security Document is effective to create in favor of the Collateral Agent (for the benefit of the Secured Parties) a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof to the fullest extent permitted under applicable law. In the case of the Pledged Collateral described in a Se- curity Document and to the extent appropriate in the applicable jurisdictions, when certificates or promissory notes, as applicable, representing such Pledged Collateral are delivered to the Collateral Agent, and in the case of the other Collateral described in such Security Document (other than Intellectual Property (as defined in the Collateral Agree- ment)), except as otherwise provided in the Collateral Agreement, when financing statements and other filings speci- fied in the Perfection Certificate are filed in the offices specified in the Perfection Certificate, the Collateral Agent (for the benefit of the Secured Parties) shall have a perfected Lien on, and security interest in, all right, title and in- terest of the Loan Parties in such Collateral and, subject to Section 9-315 of the New York Uniform Commercial Code, the proceeds thereof, as security for the Obligations to the extent perfection in such Collateral can be obtained by filing Uniform Commercial Code financing statements, in each case prior and superior in right to the Lien of any other person (except for Permitted Liens). (b) When the Collateral Agreement or a summary thereof is properly filed in the United States Patent and Trademark Office and the United States Copyright Office or the Trademark Registry of the Puerto Rico Depart- ment of State, and, with respect to Collateral in which a security interest cannot be perfected by such filings, upon the proper filing of the financing statements referred to in paragraph (a) above, the Collateral Agent (for the benefit of the Secured Parties) shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties thereunder in the Intellectual Property filed with the United States Patent and Trademark Office and the United States Copyright Office or the Trademark Registry of the Puerto Rico Department of State, in each case prior and superior in right to the Lien of any other person, except for Permitted Liens (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office or the Trade- mark Registry of the Puerto Rico Department of State may be necessary to perfect a Lien on registered trademarks and patents, trademark and patent applications and registered copyrights acquired by a Loan Party after the Closing Date). (c) The Mortgages executed and delivered after the Closing Date pursuant to Section 5.10 will be, effective to create in favor of the Collateral Agent (for the benefit of the Secured Parties) a legal, valid and enforcea- ble Lien on all of the applicable Loan Parties’ right, title and interest in and to the Mortgaged Property thereunder and the proceeds thereof (to the extent feasible in the applicable jurisdiction), and when such Mortgages are filed or recorded in the proper real estate filing or recording offices, and all relevant mortgage taxes and recording charges are duly paid, the Collateral Agent (for the benefit of the Secured Parties) shall have a perfected Lien on, and secu- rity interest in, all right, title, and interest of the applicable Loan Parties in such Mortgaged Property and, to the ex- tent applicable, subject to Section 9-315 of the Uniform Commercial Code, the proceeds thereof (to the extent feasi- ble in the applicable jurisdiction), in each case prior and superior in right to the Lien of any other person, except for Permitted Liens. (d) Notwithstanding anything herein (including this Section 3.17) or in any other Loan Document to the contrary, (i) other than to the extent set forth in a pledge agreement (if any), neither Parent nor any other Loan Party makes any representation or warranty as to the effects of perfection or non-perfection, the priority or the en- forceability of any pledge of or security interest in any Equity Interests of any Subsidiary, or as to the rights and remedies of the Agents or any Lender with respect thereto, under foreign law and (ii) to the extent any provision of this Agreement or Collateral Agreement excludes any assets from the scope of the Collateral (including any Ex- cluded Property) (the “Non-Collateral”), or from any requirement to take any action to perfect any security interest in favor of the Collateral Agent for the benefit of the Secured Parties (the “Requirements”), the representations, war- ranties and covenants made by any Loan Party (including with respect to any of its Subsidiaries) in this Agreement or in any other Security Document shall be deemed not to apply to any such Non-Collateral or Requirements.

-101- SECTION 3.18. EEA Financial Institution. No Loan Party is an EEA Financial Institution. SECTION 3.19. Solvency. (a) On the Closing Date, immediately after giving effect to the transactions to occur on such date, (i) the fair value of the assets of Parent and its subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of Parent and its subsidiaries on a consolidated basis; (ii) the present fair saleable value of the property of Parent and its subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of Parent and its subsidiaries on a consoli- dated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) Parent and its subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) Parent and its subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are pro- posed to be conducted following such date. (b) Neither Parent nor the Borrower intends to, or believes that it or any of its subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any such subsidiary and the timing and amounts of cash to be payable on or in respect of its Indebt- edness or the Indebtedness of any such subsidiary. SECTION 3.20. Labor Matters. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes pending or threatened against Parent or any of its Subsidiaries; (b) the hours worked and payments made to employees of Parent and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters; and (c) all payments due from Parent or any of the Subsidiaries or for which any claim may be made against Parent or any of the Subsidiaries, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a lia- bility on the books of Parent or such Subsidiary to the extent required by GAAP. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, the consummation of the Transac- tions will not give rise to a right of termination or right of renegotiation on the part of any union under any material collective bargaining agreement to which Parent or any of the Subsidiaries (or any predecessor) is a party or by which Parent or any of the Subsidiaries (or any predecessor) is bound. SECTION 3.21. No Default. No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. SECTION 3.22. Intellectual Property; Licenses, Etc. Except as would not reasonably be expected to have a Material Adverse Effect, (a) Parent and each of its Subsidiaries owns, or possesses the right to use, all of the patents, registered trademarks, registered service marks or trade names, registered copyrights or mask works, do- main names, applications and registrations for any of the foregoing (collectively, “Intellectual Property Rights”) that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other person, (b) to the best knowledge of Parent, Parent and its Subsidiaries are not interfering with, infringing upon,

-102- misappropriating or otherwise violating Intellectual Property Rights of any person, and (c) no claim or litigation re- garding any of the foregoing is pending or, to the best knowledge of Parent, threatened. SECTION 3.23. Senior Debt. The Obligations constitute “Senior Debt” (or the equivalent thereof) and “Designated Senior Debt” (or the equivalent thereof, if any) under the documentation governing any subordinated Indebtedness permitted to be in- curred hereunder or any Permitted Refinancing Indebtedness in respect thereof constituting subordinated Indebted- ness. SECTION 3.24. Insurance. Schedule 12 of the Perfection Certificate sets forth a true, complete and correct description, in all material respects, of all material insurance maintained by Parent as of the Closing Date. Except as would not reasonably be expected to have a Material Adverse Effect, all insurance maintained by Parent is in full force and effect, all premi- ums have been duly paid and Parent has not received notice of violation or cancellation thereof. SECTION 3.25. Anti-Money Laundering. To the knowledge of senior management of each Loan Party, no Loan Party, none of its subsidiaries, none of its controlled Affiliates and none of the respective officers, directors, brokers or agents of such Loan Party, such subsidiary or controlled Affiliate has violated or is in violation of any applicable Anti-Money Laundering Law. SECTION 3.26. Anti-Corruption and Sanctions. Parent has implemented and maintains in effect policies and procedures reasonably designed to promote compliance by Parent, its subsidiaries and their respective directors, officers, employees and agents with Anti-Cor- ruption Laws and applicable Sanctions, and Parent, its subsidiaries and their respective officers and employees and, to the knowledge of Parent, its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in Borrower being designated as a Sanctioned Person. None of (a) Parent, any of its subsidiaries or any of their respective directors, officers or employees, or (b) to the knowledge of Parent, any agent of Parent or any of its subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions. ARTICLE IV CONDITIONS OF LENDING The obligations of (a) the Lenders to make Loans and (b) any L/C Issuer to permit any L/C Credit Exten- sion hereunder (each, a “Credit Event”) are subject to the satisfaction of the following conditions: SECTION 4.01. All Credit Events. Except as set forth in Section 2.22, on the date of each borrowing of Loans (including the Closing Date) and on the date of each L/C Credit Extension (including the Closing Date): (a) The Administrative Agent shall have received, in the case of a Borrowing, a Borrowing Request as required by Section 2.03 or, in the case of an L/C Credit Extension, the applicable L/C Issuer and the Administrative Agent shall have received a Letter of Credit Application as required by Sec- tion 2.05(b).

-103- (b) The representations and warranties set forth in the Loan Documents shall be true and cor- rect in all material respects as of such date, as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) (provided that representations and warranties that are qualified by materiality shall be true and correct in all respects). (c) At the time of and immediately after such Borrowing or L/C Credit Extension, as applica- ble, no Default or Event of Default shall have occurred and be continuing. Each such borrowing and each L/C Credit Extension shall be deemed to constitute a representation and warranty by the Borrower on the date of such borrowing or L/C Credit Extension as to the matters specified in para- graphs (b) and (c) of this Section 4.01. SECTION 4.02. First Credit Event. On or prior to the Closing Date (except with respect to clause (b)(ii) below which shall be delivered subject to the timeframes set forth on Schedule 5.10(g)): (a) The Administrative Agent (or its counsel) shall have received from each party hereto ei- ther (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or e-mail transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement. (b) The Administrative Agent (or its counsel) shall have received, on behalf of itself, the Col- lateral Agent, the L/C Issuer and the Lenders, a written opinion of (i) Latham and Watkins LLP, special New York counsel for the Loan Parties, and (ii) each local or foreign counsel specified on Schedule 4.02(b), in each case in form and substance reasonably satisfactory to the Administrative Agent. (c) The Administrative Agent (or its counsel) shall have received with respect to each Loan Party, each of the items referred to in clauses (i), (ii) and (iii) below: (i) a copy of the Organization Documents of such Loan Party, (A) in the case of a corporation, certified as of a recent date by the Secretary of State (or other similar official to the extent such concept or a similar concept exists under the laws of such jurisdiction) of the jurisdic- tion of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of such Loan Party as of a recent date from such Secretary of State (or other similar official) or (B) in the case of a partnership or limited liability company, certified by the Secretary or Assistant Secretary of such Loan Party (or of the general partner or managing member of such Loan Party); (ii) a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the Organization Documents of such Loan Party as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or the shareholders or partners (as applicable) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings and credit extensions hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Closing Date,

-104- (C) that the Organization Documents of such Loan Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above, (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party and (E) as to the absence of any pending proceeding for the dissolution or liqui- dation of such Loan Party; and (iii) a certificate of a director or an officer as to the incumbency and specimen signa- ture of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (ii) above. (d) Except for matters to be completed following the Closing Date in accordance with Sec- tion 5.10(g), (A) the Administrative Agent (or its counsel) shall have received: (i) (x) the Security Documents set forth on Schedule 1.01A from the parties set forth thereon and (y) from each Loan Party, a counterpart of the Guarantee Agreement duly exe- cuted and delivered on behalf of such person; (ii) a completed Perfection Certificate dated the Closing Date and signed by a Re- sponsible Officer of Parent, together with all attachments contemplated thereby, (iii) the results of a search of the Uniform Commercial Code (or equivalent), tax and judgment lien filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate, lien searches with the United States Patent and Trademark Office, United States Copyright Office and the Trademark Division of the Puerto Rico State Department and copies of the financing statements (or similar documents) disclosed by such search and evi- dence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financ- ing statements (or similar documents) are Permitted Liens or have been released concurrently with the closing of the Transactions on the Closing Date, and (iv) evidence reasonably satisfactory to the Administrative Agent that the Guarantor Coverage Test has been satisfied as of the Closing Date; and (B) and in each case to the extent otherwise required by this Agreement and the Collateral Agree- ment or other applicable Security Document: (i) the Collateral Agent shall have received a pledge of all the issued and outstand- ing Equity Interests of (x) the Borrower and (y) each Subsidiary owned on the Closing Date di- rectly by any Loan Party; (ii) the Collateral Agent shall have received all certificates or other instruments (if any) representing such Equity Interests, together with stock powers or other instruments of trans- fer with respect thereto endorsed in blank (to the extent appropriate in the applicable jurisdiction); (iii) the Collateral Agent shall have received all promissory notes or other instru- ments (if any) representing Indebtedness required to be pledged pursuant to the Collateral Agree- ment (or other applicable Security Document as reasonably required by the Collateral Agent), to- gether with note powers or other instruments of transfer with respect thereto endorsed in blank (to the extent appropriate in the applicable jurisdiction); and

-105- (iv) except as otherwise contemplated by any Security Document, all documents and instruments, including Uniform Commercial Code financing statements or equivalent filings in foreign jurisdictions required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Documents (in each case, including any supplements thereto) and perfect such Liens to the extent required by, and with the priority required by, the Security Documents, shall have been filed, registered or rec- orded or delivered to the Collateral Agent for filing, registration or the recording concurrently with, or promptly following, the execution and delivery of each such Security Documents. (e) All Indebtedness, fees and expenses due under the Existing Credit Agreement shall have been, or shall be substantially concurrently with the initial borrowing hereunder, repaid and all commit- ments thereunder terminated, and the Administrative Agent shall have received a customary payoff letter evidencing such repayment and termination. (f) The Lenders shall have received a customary solvency certificate signed by a Financial Officer of Parent confirming the solvency of Parent and its subsidiaries on a consolidated basis after giving effect to the Transactions on the Closing Date. (g) The Agents shall have received all fees payable thereto or to any Lender on or prior to the Closing Date and, to the extent invoiced in reasonable detail at least 3 Business Days prior to the Closing Date (or such later date as Parent or Borrower may agree), all other amounts due and payable pursuant to the Loan Documents on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document. (h) The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA PATRIOT Act (including the Beneficial Ownership Regulation) that has been requested not less than ten (10) Business Days prior to the Closing Date (or such later date as Parent or Borrower may agree). (i) The Administrative Agent shall have received a certificate, dated the Closing Date and signed by a Financial Officer of Parent, confirming that: (i) on the Closing Date, both before and after giving effect to the Credit Events and the other Transactions occurring on such date, no Default or Event of Default shall have occurred and be continuing; and (ii) the representations and warranties contained in Article III of this Agreement shall be true and correct in all material respects on and as of such date except to the extent such representations and warranties relate solely to an earlier date in which event such representations and warranties shall have been true in all material respects on and as of such earlier date (provided that representations and warranties that are qualified by materiality shall be true and correct in all respects). For purposes of determining compliance with the conditions specified in this Section 4.02, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have re- ceived notice from such Lender prior to the Closing Date specifying its objection thereto and such Lender shall not have made available to the Administrative Agent such Lender’s ratable portion of the initial Borrowing.

-106- ARTICLE V AFFIRMATIVE COVENANTS Parent covenants and agrees with each Lender and L/C Issuer that until Payment in Full, unless the Re- quired Lenders shall otherwise consent in writing, Parent will, and will cause each of the Subsidiaries to: SECTION 5.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect the legal existence of Parent and the Borrower. (b) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect the legal existence of each Subsidiary (other than the Borrower), except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, and except as otherwise permitted under Section 6.05. (c) Except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, do or cause to be done all things necessary to (i) lawfully obtain, preserve, renew, extend and keep in full force and effect the permits, franchises, authorizations, patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect thereto necessary to the normal conduct of its business, and (ii) at all times maintain and preserve all property necessary to the normal conduct of its business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renew- als, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith, if any, may be properly conducted at all times (in each case except as expressly permitted by this Agree- ment). SECTION 5.02. Insurance. (a) Maintain, with financially sound and reputable insurance companies, insurance (subject to custom- ary deductibles and retentions) in such amounts and against such risks as are customarily maintained by similarly situated companies engaged in the same or similar businesses operating in the same or similar locations and cause Parent and the Subsidiaries to be listed as insured and the Collateral Agent to be listed as a co-loss payee on property and property casualty policies and as an additional insured on liability policies. Notwithstanding the foregoing, Par- ent and the Subsidiaries may self-insure with respect to such risks with respect to which companies of established reputation engaged in the same general line of business in the same general area usually self-insure. (b) If any portion of any Mortgaged Property is at any time located in an area specifically identified by the Federal Emergency Management Agency (or any successor agency) as a “special flood hazard area” with re- spect to which flood insurance has been made available under Flood Insurance Laws, then Parent shall, or shall cause each other applicable Loan Party to (i) maintain, or cause to be maintained, with a financially sound and repu- table insurer, flood insurance in a reasonable total amount as the Administrative Agent may from time to time rea- sonably require, and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to Flood Insurance Laws and (ii) deliver to the Administrative Agent evidence of such compliance in form and sub- stance reasonably acceptable to the Administrative Agent, including evidence of annual renewals of such insurance. (c) In connection with the covenants set forth in this Section 5.02, it is understood and agreed that: (i) none of the Administrative Agent, the Lenders, the L/C Issuer and their respec- tive agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 5.02, it being understood that (A) the Loan Parties shall look solely to their insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Administrative Agent, the Lenders, any L/C Issuer or their agents or employees. If, however, the insurance policies, as a matter of the internal policy of such insurer, do not provide waiver of subrogation rights against such par- ties, as required above, then Parent, on behalf of itself and behalf of each of its Subsidiaries, hereby agrees,

-107- to the extent permitted by law, to waive, and further agrees to cause each of their Subsidiaries to waive, its right of recovery, if any, against the Administrative Agent, the Lenders, any L/C Issuer and their agents and employees; and (ii) the designation of any form, type or amount of insurance coverage by the Ad- ministrative Agent under this Section 5.02 shall in no event be deemed a representation, warranty or advice by the Administrative Agent, the Lenders or the L/C Issuers that such insurance is adequate for the pur- poses of the business of Parent and the Subsidiaries or the protection of their properties. SECTION 5.03. Taxes. Pay and discharge promptly when due all Taxes imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims which, if unpaid, might give rise to a Lien (other than a Permitted Lien) upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such Tax, assessment, charge, levy or claim so long as (a) the validity or amount thereof shall be contested in good faith by appropriate proceedings, and Parent or the affected Subsidiary, as applicable, shall have set aside on its books adequate reserves in accordance with GAAP with respect thereto, or (b) the failure to make such payment and discharge could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. SECTION 5.04. Financial Statements, Reports, etc. Furnish to the Administrative Agent (which will promptly furnish such information to the Lenders and L/C Issuers): (a) Within 90 days (or such later day that Parent is permitted to file a Form 10-K pursuant to the Exchange Act after giving effect to Rule 12b-25 thereunder, but in any event within 105 days) follow- ing the end of each fiscal year (commencing with the fiscal year ending December 31, 2022), a consoli- dated balance sheet and related statements of operations, cash flows and stockholders’ equity showing the financial position of Parent and its subsidiaries as of the close of such fiscal year and the consolidated re- sults of its operations during such year and setting forth in comparative form the corresponding figures for the prior fiscal year, which consolidated balance sheet and related statements of operations, cash flows and stockholders’ equity shall be audited by independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which shall not be qualified as to scope of audit or as to the status of Parent, the Borrower or any Material Subsidiary as a going concern, but may contain a go- ing concern or like qualification that is solely due to (i) an upcoming maturity date of any Facility and/or (ii) a potential inability to satisfy a financial maintenance covenant under any series of Indebtedness) to the effect that such consolidated financial statements fairly present, in all material respects, the financial posi- tion and results of operations of Parent and its subsidiaries on a consolidated basis in accordance with GAAP (it being understood that the delivery by Parent of annual reports on Form 10-K of Parent and its consolidated subsidiaries shall satisfy the requirements of this Section 5.04(a) to the extent such annual re- ports include the information specified herein); (b) Within 45 days following the end of each of the first three fiscal quarters of each fiscal year (commencing with the fiscal quarter ending March 31, 2023), a consolidated balance sheet and related statements of operations and cash flows showing the financial position of Parent and its subsidiaries as of the close of such fiscal quarter and the consolidated results of its operations during such fiscal quarter and the then-elapsed portion of the fiscal year and setting forth in comparative form the corresponding figures for the corresponding periods of the prior fiscal year, all of which shall be in reasonable detail and which consolidated balance sheet and related statements of operations and cash flows shall be certified by a Fi- nancial Officer of Parent as fairly presenting, in all material respects, the financial position and results of operations of Parent and its subsidiaries on a consolidated basis in accordance with GAAP (subject to nor- mal year-end audit adjustments and the absence of footnotes) (it being understood that the delivery by Par- ent of quarterly reports on Form 10-Q of Parent and its consolidated subsidiaries shall satisfy the require- ments of this Section 5.04(b) to the extent such quarterly reports include the information specified herein); (c) (x) concurrently with any delivery of financial statements under paragraph (a) or (b) above, a Compliance Certificate (i) certifying that no Default or Event of Default has occurred or, if such a

-108- Default or Event of Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto, (ii) commencing with the fiscal quarter ending March 31, 2023, setting forth computations in reasonable detail satisfactory to the Administrative Agent demon- strating compliance with the Financial Performance Covenant, (iii) in the case of the Compliance Certifi- cate delivered with the financial statements under paragraph (a) above (commencing with the fiscal year ending December 31, 2023) setting forth the calculation of Excess Cash Flow for the Excess Cash Flow Period then ended and the Applicable ECF Percentage of such Excess Cash Flow and (iv) setting forth any changes in the Cumulative Credit since the last delivery of a certificate under this paragraph (c) or since the Closing Date in the case of the first such certificate and (y) concurrently with any delivery of financial statements under paragraph (a) or (b) above, a management’s discussion and analysis with respect to such financial statements, all of which shall be in form and detail reasonably satisfactory to the Administrative Agent (it being understood that the delivery by Parent of reports on Form 10-Q or Form 10-K of Parent and its consolidated Subsidiaries shall satisfy the requirements of this Section 5.04(c)(y) to the extent such re- ports include such management’s discussion and analysis); (d) promptly after the same become publicly available, copies of all periodic and other pub- licly available reports, proxy statements and, to the extent requested by the Administrative Agent, other materials filed by Parent with the SEC or distributed to its stockholders generally; provided, however, that such reports, proxy statements, filings and other materials required to be delivered pursuant to this para- graph (d) shall be deemed delivered for purposes of this Agreement when posted to the website of Parent; (e) within ten (10) Business Days after the delivery of financial statements under para- graph (a) above, a certificate of a Financial Officer of Parent certifying as to calculations of the Guarantor Coverage Test as of the last day of the Test Period covered by such financial statements; (f) upon the reasonable request of the Administrative Agent, an updated Perfection Certifi- cate (or, to the extent such request relates to specified information contained in the Perfection Certificate, such information) reflecting all changes since the date of the information most recently received pursuant to this paragraph (f) or Section 5.10(e); (g) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of Parent or any of its subsidiaries (including with respect to compliance with the USA PATRIOT Act and the Beneficial Ownership Regulation), or compliance with the terms of any Loan Document, as in each case the Administrative Agent may reasonably request (for itself or on be- half of a Lender or L/C Issuer); provided that neither Parent or any of its subsidiaries will be required to provide any information (i) that constitutes non-financial trade secrets or non-financial proprietary infor- mation of Parent or any of its subsidiaries or any of their respective customers and suppliers, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or any of their respective representatives) is prohibited by applicable law or (iii) the revelation of which would violate any confidentiality obligations owed to any third party by Parent or any of its subsidiaries (provided such confidentiality obligations were not entered into in contemplation of this Section 5.04(g)); (h) if there are Unrestricted Subsidiaries, consolidating information that explains in reasona- ble detail the differences between the information relating to Parent and its subsidiaries pursuant to Sec- tions 5.04(a), (b) and (c) other than Unrestricted Subsidiaries, on the one hand, and Unrestricted Subsidiar- ies, on the other hand; and (i) promptly upon Administrative Agent’s reasonable request, an updated Beneficial Owner- ship Certification; provided that this clause (i) shall not apply at any time unless the Borrower then quali- fies as a “legal entity customer” under the Beneficial Ownership Regulation and is not subject to any ex- emption thereunder.

-109- SECTION 5.05. Litigation and Other Notices. Furnish to the Administrative Agent (which will promptly thereafter furnish to the Lenders and L/C Issu- ers) written notice of the following promptly after any Responsible Officer of Parent or the Borrower obtains actual knowledge thereof: (a) any Default or Event of Default, specifying the nature and extent thereof and the correc- tive action (if any) proposed to be taken with respect thereto; (b) the filing or commencement of, or any written threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Govern- mental Authority or in arbitration, against Parent or any of the Subsidiaries as to which an adverse determi- nation is reasonably probable and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect; (c) any other development specific to Parent or any of the Subsidiaries that is not a matter of general public knowledge and that has had, or would reasonably be expected to have, a Material Adverse Effect; and (d) the development or occurrence of any ERISA Event that, together with all other ERISA Events that have developed or occurred, would reasonably be expected to have a Material Adverse Effect. SECTION 5.06. Compliance with Laws. Comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, including the Beneficial Ownership Regulation, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; provided that this Section 5.06 shall not apply to Environmental Laws, which are the subject of Section 5.09, or to laws related to Taxes, which are the subject of Section 5.03. Parent will maintain in effect and enforce policies and procedures reasonably designed to promote compliance by Parent, its subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. SECTION 5.07. Maintaining Records; Access to Properties and Inspections. Maintain all financial records in accordance with GAAP and permit any persons designated by the Admin- istrative Agent or, upon the occurrence and during the continuance of an Event of Default, any Lender or L/C Issuer to visit and inspect the financial records and the properties of Parent or any of the Subsidiaries at reasonable times, upon reasonable prior notice to Parent, limited to two times during any calendar year with one such time at Parent and its Subsidiaries’ expense or, during the continuation of an Event of Default, as often as reasonably requested at Parent and its Subsidiaries’ expense, to make extracts from and copies of such financial records, and permit any per- sons designated by the Administrative Agent or, upon the occurrence and during the continuance of an Event of De- fault, any Lender or L/C Issuer upon reasonable prior notice to Parent to discuss the affairs, finances and condition of Parent or any of the Subsidiaries with the officers thereof and independent accountants therefor (subject to rea- sonable requirements of confidentiality, including requirements imposed by law or by contract, and privilege). SECTION 5.08. Use of Proceeds. Use the proceeds of the Loans in the manner set forth in Section 3.12. The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall procure that Parent, its subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanc- tioned Country, except to the extent permissible for a Person required to comply with Sanctions, or (C) in any man- ner that would result in the violation of any Sanctions applicable to any party hereto.

-110- SECTION 5.09. Compliance with Environmental Laws. Comply, and make reasonable efforts to cause all lessees and other persons occupying its properties to comply, with all Environmental Laws applicable to its operations and properties; and obtain and renew all material authorizations and permits required pursuant to Environmental Law for its operations and properties, in each case in accordance with Environmental Laws, except, in each case with respect to this Section 5.09, to the extent the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 5.10. Further Assurances; Additional Security. Subject to the Agreed Security Principles and any applicable limitation in this Agreement and any Security Document: (a) upon (1) the formation or acquisition of any new Wholly-Owned Subsidiary by any Loan Party that is organized or incorporated in a Specified Jurisdiction, (2) the designation in accordance with Section 5.12 of any existing Wholly-Owned Subsidiary of any Loan Party as a “restricted” Subsidiary that is organized or incorporated in a Specified Jurisdiction, or (3) any Person becoming a Wholly-Owned Sub- sidiary of a Loan Party that is organized or incorporated in a Specified Jurisdiction, in each case other than any Excluded Subsidiary, within (x) sixty (60) days after such event for any such Subsidiary that is a U.S. Subsidiary, or (y) ninety (90) days after such event for any such Subsidiary that is a Non-U.S. Subsidiary or, in each case, such longer period as the Administrative Agent may agree in its reasonable discretion, cause such Subsidiary to: (i) execute and deliver the Guarantee Agreement (or a joinder thereto); (ii) execute and deliver (x) if a U.S. Subsidiary, the Collateral Agreement (or a join- der or supplement thereto) and the other Security Documents required thereby, or (y) if a Non- U.S. Subsidiary, the appropriate Security Documents (or amendments, supplements or joinders thereto) the same as or substantially similar to other Loan Parties organized in the same jurisdic- tion or if at such time there are no other Loan Parties in such jurisdiction, Security Documents consistent with the Agreed Security Principles, in each case, reasonably acceptable to the Admin- istrative Agent; (iii) execute and deliver counterpart signature page acknowledgments (or joinders or supplements, as applicable) to any First Lien Intercreditor Agreement, Junior Lien Intercreditor Agreement or other applicable intercreditor or subordination agreement required hereunder; (iv) cause such Subsidiary (and any parent of such Subsidiary that is a Loan Party) subject to the exceptions set forth in the Agreed Security Principles and any applicable Security Documents, pledge the outstanding Equity Interests owned by such Subsidiary, and cause such Loan Party owning any Equity Interests issued by such Subsidiary to pledge such outstanding Eq- uity Interests, and deliver all certificates (if any) representing such Equity Interests (to the extent certificated), accompanied by undated stock powers or other appropriate instruments of transfer executed in blank (or any other documents customary under local law), and instruments evidenc- ing Indebtedness held by such Subsidiary and required to be pledged pursuant to the Agreed Secu- rity Principles and the applicable Security Documents, endorsed in blank, to the Collateral Agent; provided, that notwithstanding the foregoing and notwithstanding anything to the contrary in this Agreement or in any other Loan Document, no actions will be required under the laws of any ju- risdiction other than any jurisdiction in which a Loan Party is organized (and in the case of any US Loan Party, under New York law) in order to create or perfect any security interest in any Equity Interests; (v) upon the reasonable request of the Administrative Agent, take and cause such Subsidiary and each direct or indirect parent of such applicable Subsidiary that is a Loan Party to

-111- take such customary actions (including the filing of Uniform Commercial Code financing state- ments) as may be necessary in the reasonable opinion of the Administrative Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) valid first-pri- ority perfected Liens (subject to Permitted Liens) required by the Collateral Agreement or other applicable Security Document; and (vi) upon reasonable request of the Administrative Agent and if consistent with mar- ket practice to be provided by Loan Party counsel in the relevant jurisdiction, deliver (or cause to be delivered) to the Administrative Agent a signed copy of a customary opinion, addressed to the Administrative Agent and the other Lenders, of counsel for the Loan Parties as to such matters set forth in this Section 5.10(a) as the Administrative Agent may reasonably request. (b) (i) within sixty (60) days thereof, or such longer period as the Administrative Agent may agree in its reasonable discretion, notify the Administrative Agent of the acquisition (which for this clause (b) shall include the improvement of any Real Property that was not Owned Real Property that results in it qualifying as Owned Real Property) by any Loan Party of any Owned Real Property and (ii) within one hundred twenty (120) days after such acquisition, or such longer period as the Administrative Agent may agree in its reasonable discretion, grant (or cause such Loan Party to grant) to the Collateral Agent security interests and mortgages in such Owned Real Property of such Loan Parties as are not covered by any then- existing Mortgages (other than assets that (i) are subject to permitted secured financing arrangements con- taining restrictions permitted by Section 6.09(c), pursuant to which a Lien on such assets securing the Obli- gations is not permitted or (ii) are not required to become subject to the Liens of the Collateral Agent pur- suant to Section 5.10(f) or the Security Documents), to the extent acquired after the Closing Date and hav- ing a value or purchase price at the time of acquisition equal to or in excess of $20,000,000, pursuant to a Mortgage constituting valid and enforceable Liens subject to no other Liens except Permitted Liens at the time of perfection thereof, record or file, and cause each such Loan Party to record or file, the Mortgage or instruments related thereto in such manner and in such places as is required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Mort- gages and pay, and cause each such Loan Party to pay, in full, all Taxes, fees and other charges payable in connection therewith, in each case subject to paragraph (f) below. Unless otherwise waived by the Collat- eral Agent, with respect to such Mortgage, Parent shall, or shall cause the applicable Loan Party to, deliver to the Collateral Agent, (A) (i) in the case of any Mortgaged Property located in the United States or any territory thereof, or any foreign jurisdiction with respect to which title insurance is available and customarily obtained in connection with transactions similar to the Transactions, a policy or policies or marked up unconditional binder of title insurance or the foreign equivalent thereof, as applicable, paid for by a Loan Party, issued by one or more title insurance companies reasonably acceptable to the Collateral Agent insuring the Liens of each Mortgage as a valid first lien on the Mortgaged Property described therein, free of other Liens except Permitted Liens, together, with such customary endorsements (to the extent available in the subject jurisdiction and including zoning endorsements where reasonably appropriate and available) as the Collateral Agent may reasonably request or (ii) in any foreign jurisdiction to the extent title insurance is not so available and customarily obtained, but a title opinion is customarily obtained (and can be so obtained at a commercially reasonable cost), a title opinion covering the matters customarily covered in title opinions in the applicable jurisdiction, in form and substance reasonably acceptable to the Collateral Agent, (B) a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property located in the United States (together with a notice about special flood hazard area status and flood disaster assistance) duly executed by the applicable Loan Party relating thereto, (C) if the Administrative Agent or the Collateral Agent reasonably determines (in consultation with Parent) that it is a requirement of applicable law to have appraisals prepared in respect of the Mortgaged Property of any Loan Party that is located in the United States, Parent shall provide to the Administrative Agent such appraisals to the extent required by, and in reasonably satisfactory compliance with, any applicable requirements of the Real Estate Appraisal Reform Amendments of FIRREA, (D) an ALTA survey of each Mortgaged Property, or an exist- ing survey with a no-change affidavit, for which all necessary fees (where applicable) have been paid with respect to each such Mortgaged Property, which is, in each case, sufficient for such title insurance company to remove all standard survey exceptions from the title insurance policy relating to such Mortgaged Property and issue the customary survey related endorsements or otherwise reasonably acceptable to the

-112- Administrative Agent and (E) with respect to the Mortgage encumbering each such Mortgaged Property, opinions of counsel regarding the enforceability, due authorization, execution and delivery of the Mortgages and such other matters customarily covered in real estate counsel opinions as the Administrative Agent may reasonably request, in form and substance reasonably acceptable to the Administrative Agent. With respect to each Mortgage for a Mortgaged Property located in the Commonwealth of Puerto Rico, the Loan Party owning such Mortgaged Property shall, if so requested by the Administrative Agent, execute and deliver in pledge to the Collateral Agent a demand bearer mortgage note in a principal amount equal to 110% of the fair market value of such Mortgaged Property (based on purchase price, appraisal or other val- uation method reasonably satisfactory to the Collateral Agent), which mortgage note will be secured by such Mortgage and shall be pledged to the Collateral Agent pursuant to a supplement to the Collateral Agreement, and which mortgage note and supplement to the Collateral Agreement shall be in form and substance satisfactory to the Collateral Agent and accompanied by such other documentation as may be reasonably requested by the Collateral Agent in connection with the recording and filing thereof. Notwith- standing the foregoing, the Collateral Agent shall not enter into any Mortgage in respect of any Real Prop- erty acquired by any Loan Party after the Closing Date until (I) the date that occurs thirty (30) days after the Administrative Agent has made available to the Lenders and L/C Issuers (which may be made available electronically on the Platform) the following documents in respect of such Real Property: (A) a completed flood hazard determination from a third-party vendor; (B) if such Real Property is located in a “special flood hazard area”, (1) a notification to Parent of that fact and (if applicable) notification to Parent that flood insurance coverage is not available and (2) evidence of the receipt by Parent of such notice; and (C) if such notice is required to be provided to Parent and flood insurance is available in the community in which such real property is located, evidence of required flood insurance and (II) the Administrative Agent and each Joint Lead Arranger confirms that its flood insurance due diligence and flood insurance compliance has been completed; provided, that if any Joint Lead Arranger has not confirmed in writing that its flood insurance due diligence and flood insurance compliance has been completed within sixty (60) days after written notice to the Joint Lead Arrangers of the acquisition of such Real Property, such Joint Lead Ar- ranger shall be deemed to have consented to such Mortgage and to have confirmed that its flood insurance due diligence and flood insurance compliance is complete. (c) Within sixty (60) days (or such later date as the Administrative Agent may approve) after the delivery of the certificate pursuant to Section 5.04(e) demonstrating that the Guarantor Coverage Test has not been satisfied as of the applicable Test Period (or, if later, ninety (90) days (or such later date as the Administrative Agent may approve) after the formation or acquisition of the relevant Subsidiaries), Parent shall cause one or more Subsidiaries to become Subsidiary Loan Parties to take the actions specified in Sec- tion 5.10(a) in order to grant perfected liens on its assets consistent with the liens granted by the other Loan Parties such that the Guarantor Coverage Test would be satisfied as of the last day of such Test Period. (d) Deliver such additional guarantee or security agreements and/or take such other action in order to create and/or perfect a security interest in additional property of the Loan Parties or additional Loan Parties in any jurisdiction, as reasonably requested by the Administrative Agent or the Collateral Agent in accordance with (and subject to) the Agreed Security Principles, this Agreement and any applica- ble limitation in any Security Document, within 60 days of such request (or such later date as is agreed to by the Administrative Agent or the Collateral Agent, consistent with the Agreed Security Principles). (e) Furnish to the Collateral Agent promptly (and in any event within 30 days after such change) written notice of any change (i) in any Loan Party’s corporate or organization name, (ii) in any Loan Party’s identity or organizational structure, (iii) in any Loan Party’s jurisdiction of organization or (iv) with respect to any Loan Party organized under the laws of Puerto Rico or possessing collateral in Puerto Rico, any change in its location within the meaning of the Uniform Commercial Code as in effect in the Commonwealth of Puerto Rico; provided, that no Loan Party shall effect or permit any such change unless all filings have been made, or will have been made within any statutory period, under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral for the bene- fit of the Secured Parties with the same priority as prior to such change.

-113- (f) Anything to the contrary notwithstanding, the provisions of this Section 5.10 and the other provisions of the Loan Documents with respect to Collateral need not be satisfied with respect to (i) any Real Property held by Parent or any of its Subsidiaries as a lessee under a lease or any Real Property owned in fee that is not Owned Real Property or (ii) any Excluded Property. Notwithstanding anything to the contrary in this Agreement, the Collateral Agreement, or any other Loan Document, (i) no control agreements, lockbox arrangements or similar will be required with respect to any accounts, (ii) no landlord waivers, collateral access agreements or similar will be required, (iii) the Administrative Agent may grant extensions of time and/or waive the requirement for the creation or perfection of security interests in or the obtaining of insurance (including title insurance) or surveys with respect to particular assets (including ex- tensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with Parent, that perfection or obtaining of such items cannot be accomplished without undue effort or expense on the terms or by the time or times at which it would otherwise be required by this Agreement or the other Loan Documents, and (iv) Liens re- quired to be granted from time to time pursuant to, or any other requirements of, the Loan Documents shall be subject to exceptions and limitations set forth in the Security Documents and the Agreed Security Princi- ples. (g) Parent shall or shall cause the applicable Loan Party to take such actions set forth on Schedule 5.10(g) within the timeframes set forth for the taking of such actions on Schedule 5.10(g) (or within such longer timeframes as the Administrative Agent shall permit in its reasonable discretion) (it be- ing understood and agreed that all representations, warranties and covenants of the Loan Documents with respect to the taking of such actions are qualified by the non-completion of such actions until such time as they are completed or required to be completed in accordance with this Section 5.10(g)). (h) If any asset located in the Dominican Republic (other than Real Property which is cov- ered by paragraph (b) above) that has an individual fair market value (as determined in good faith by Par- ent) in an amount greater than $6,750,000 is acquired (including pursuant to an Delaware LLC Division) by any Loan Party after the Closing Date (in each case other than (x) assets constituting Collateral under a Se- curity Document that become subject to the Lien of such Security Document upon acquisition thereof, or (y) assets that are not required to become subject to Liens in favor of the Collateral Agent pursuant to Sec- tion 5.10(f) or the Security Documents) will (i) promptly as practicable (and in any event within 60 days of their acquisition (or such later date approved by an Agent)) notify the Collateral Agent thereof and (ii) take or cause the applicable Loan Party to take such actions as shall be reasonably requested by the Collateral Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section 5.10, all at the expense of the Loan Parties, subject to paragraph (f) above. SECTION 5.11. [Reserved]. SECTION 5.12. Designation of Unrestricted Subsidiaries. (a) Parent shall be permitted to designate any Subsidiary (other than the Borrower) as an Un- restricted Subsidiary after the Closing Date by written notice to the Administrative Agent; provided that (a) no Default or Event of Default has occurred and is continuing or would result therefrom, (b) immediately after giving effect to such designation, Parent shall be in Pro Forma Compliance, (c) such Unrestricted Sub- sidiary shall be capitalized (to the extent capitalized by Parent or any of its Subsidiaries) through Invest- ments as permitted by, and in compliance with, Section 6.04, (d) without duplication of clause (c), the des- ignation shall be treated as an Investment, with the fair market value of such Unrestricted Subsidiary at the time of the initial designation thereof being treated as the amount of such Investment, and shall be permit- ted only if such Investment would be permitted pursuant to Section 6.04 and (e) such Subsidiary shall not have been previously designated an Unrestricted Subsidiary. Parent may designate any Unrestricted Sub- sidiary to be a Subsidiary for purposes of this Agreement (each, a “Subsidiary Redesignation”); provided, that (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) imme- diately after giving effect to such Subsidiary Redesignation, Parent shall be in Pro Forma Compliance and (iii) Parent shall have delivered to the Administrative Agent an Officer’s Certificate, certifying to the best of such Financial Officer’s knowledge, compliance with the requirements of preceding clauses (i) and (ii), and containing the calculations and information required by the preceding clause (ii).

-114- (b) (i) Notwithstanding anything herein to the contrary in this Section 5.12, if any Subsidiary owns or holds any Material Intellectual Property, no such Subsidiary or Loan Party may be designated as an Unrestricted Subsidiary and (ii) neither the Borrower nor any of its Subsidiaries shall make any Invest- ment in, Restricted Payment to or otherwise dispose of such Material Intellectual Property (other than (A) the non-exclusive licenses, sublicenses or cross-licenses, and (B) other intercompany disposition of such intellectual property that does not effectively result in the transfer of beneficial ownership of such intellec- tual property) to, any Unrestricted Subsidiary. ARTICLE VI NEGATIVE COVENANTS Parent and the Borrower covenant and agree with each Lender and L/C Issuer that, on and after the Closing Date, until Payment in Full, unless the Required Lenders (or, in the case of Section 6.10, the Required Covenant Lenders voting as a single Class) shall otherwise consent in writing, each of Parent and the Borrower will not, and will not permit any of its Subsidiaries to: SECTION 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except: (a) (i) Indebtedness existing on the Closing Date (other than any Indebtedness of Parent or any Subsidiary owed to Parent or any Subsidiary); provided that any Indebtedness that is in excess of $2,700,000 individually or $13,500,000 in the aggregate shall be permitted under this clause (a)(i) only if such Indebtedness is set forth on Schedule 6.01 and (ii) any Permitted Refinancing Indebtedness incurred to Refinance Indebtedness permitted by the foregoing subclause (i); (b) Indebtedness under the Loan Documents; (c) Indebtedness (if any) deemed to exist with respect to Swap Agreements not entered into for speculative purposes and under Cash Management Agreements; (d) Indebtedness owed to (including obligations in respect of letters of credit or bank guaran- tees or similar instruments for the benefit of) any person providing workers’ compensation, health, disabil- ity or other employee benefits or property, casualty or liability insurance or self-insurance to Parent or any Subsidiary, pursuant to reimbursement or indemnification obligations to such person, in each case in the ordinary course of business; provided, that upon the incurrence of Indebtedness with respect to reimburse- ment obligations regarding workers’ compensation claims, such obligations are reimbursed not later than 30 days following such incurrence; (e) Indebtedness of Parent owed to any Subsidiary and of any Subsidiary owed to Parent or any other Subsidiary; provided, that other than in the case of intercompany current liabilities incurred in the ordinary course of business in connection with the cash management, tax and accounting operations of Par- ent and the Subsidiaries, (i) any Indebtedness owed by a Loan Party to a Subsidiary that is not a Loan Party shall be evidenced by (x) the Global Intercompany Note or (y) another promissory note containing substan- tially similar subordination provisions and (ii) any Indebtedness owed by a Subsidiary that is not a Loan Party to a Loan Party may be evidenced by the Global Intercompany Note; (f) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations, in each case outstanding on the Closing Date or otherwise provided in the ordinary course of business (whether or not consistent with past practices) of Parent and the Subsidiaries, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

-115- (g) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or other cash management services in the ordinary course of business; (h) (A) Indebtedness (including Acquired Indebtedness) of Parent or any Subsidiary; pro- vided that (i) no Event of Default shall have occurred or be continuing or would result from the incurrence or existence of such additional Indebtedness or from the application of proceeds thereof, (ii) the Total Net Leverage Ratio shall not exceed 5.00:1.00 or, in the case of Acquired Indebtedness, the Total Net Leverage Ratio immediately prior thereto, in each case calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period, (iii) other than in the case of Acquired Indebtedness, the final maturity date of such Indebtedness shall be no earlier than six months following the then Latest Maturity Date (other than customary offers to repurchase upon a change of control, asset sale or event of loss (so long as, in the case of a change of control offer to purchase provision, a change of control would not be triggered thereunder unless a Change of Control is also triggered hereunder, and in the case of an asset sale or event of loss offer to purchase provision, the net proceeds of any asset sale are permitted to be applied to the prepayment of the Loans first or, in the case of Indebtedness secured by Other First Liens, on a not less than ratable basis than such Indebtedness) and customary acceleration rights after an event of default), (iv) other than in the case of Acquired Indebtedness, the Weighted Average Life to Maturity of such Indebtedness shall not be shorter than the remaining Weighted Average Life to Maturity of the existing Term A Loans or the existing Incremental Term B Loans and (v) other than in the case of Acquired Indebtedness, the covenants, events of default, guarantees and other terms of such Indebtedness (other than pricing and redemption premiums), taken as a whole, shall not be more restrictive to Parent and the Subsidiaries than those set forth in this Agreement; provided that a certificate of a Financial Officer of Parent delivered to the Administrative Agent in good faith at least three Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Indebtedness, together with a reasonably detailed descrip- tion of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that Parent has determined in good faith that such terms and conditions satisfy the require- ment in this subclause (v) shall be conclusive evidence that such terms and conditions satisfy the require- ment in this subclause (v); provided, further, that the aggregate principal amount of Indebtedness of Subsid- iaries that are not (or do not become) Loan Parties incurred pursuant to this clause (A) shall not exceed at any time outstanding the greater of (X) $106,000,000 and (Y) 40% of EBITDA on a Pro Forma Basis for the Test Period most recently ended; and (B) Permitted Refinancing Indebtedness in respect of Indebted- ness permitted by the foregoing clause (A); (i) mortgage financings, purchase money and other Indebtedness incurred by Parent or any Subsidiary prior to or within 270 days after the acquisition, lease, construction, repair, replacement or im- provement of the respective property (real or personal, and whether through the direct purchase of property or the Equity Interests of any person owning such property) permitted under this Agreement in order to fi- nance such acquisition, lease, construction, repair, replacement or improvement and Capital Lease Obliga- tions of Parent or any Subsidiary, in each case, so long as the aggregate principal amount of such Indebted- ness at any time outstanding does not exceed the greater of (X) $97,500,000 and (Y) 37.5% of the EBITDA on a Pro Forma Basis for the Test Period most recently ended; (j) other Indebtedness of Parent or any Subsidiary in an aggregate principal amount at any time outstanding that does not exceed the greater of (X) $130,000,000 and (Y) 50% of the EBITDA on a Pro Forma Basis for the Test Period most recently ended; (k) Guarantees (i) by any Loan Party of any Indebtedness of any other Loan Party permitted to be incurred under this Agreement, (ii) by any Loan Party of Indebtedness otherwise permitted hereunder of any Subsidiary that is not a Loan Party to the extent such Guarantees are permitted by Sec- tion 6.04(b)(iii), and (iii) by any Subsidiary that is not a Loan Party of Indebtedness of another Subsidiary that is not a Loan Party; provided, that Guarantees by any Loan Party under this paragraph (k) of any other Indebtedness of a person that is subordinated to other Indebtedness of such person shall be subordinated to the Obligations to at least the same extent such other Indebtedness is so subordinated;

-116- (l) Indebtedness arising from agreements of Parent or any Subsidiary providing for indemni- fication, adjustment of purchase or acquisition price, earnouts or similar obligations, in each case, incurred or assumed in connection with any Permitted Business Acquisition or the disposition of any business, as- sets or a Subsidiary not prohibited by this Agreement, other than Guarantees of Indebtedness incurred by any person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition; provided, that in respect of the disposition of any business, assets or a Subsidiary, such Indebtedness shall not exceed the proceeds of such disposition; (m) Indebtedness in respect of letters of credit, bank guarantees, warehouse receipts or similar instruments issued to support performance obligations and trade letters of credit (other than obligations in respect of other Indebtedness) in the ordinary course of business or consistent with past practice or industry practice; (n) Indebtedness consisting of (i) the financing of insurance premiums or (ii) take-or-pay ob- ligations contained in supply arrangements, in each case, in the ordinary course of business; (o) Indebtedness of Subsidiaries that are not Loan Parties in an aggregate principal amount not to exceed at any time outstanding the greater of (X) $50,000,000 and (Y) 20% of EBITDA on a Pro Forma Basis for the Test Period most recently ended; (p) unsecured Indebtedness constituting obligations of Parent or any Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and ser- vices; provided, that such obligations are incurred in connection with open accounts extended by suppliers on customary trade terms (which require that all such payments be made within 90 days after the incurrence of the related obligations) in the ordinary course of business and not in connection with the borrowing of money or any Swap Agreements; (q) (i) secured Indebtedness of Subsidiary Loan Parties under local lines of credit in an ag- gregate principal amount not to exceed at any time outstanding the greater of (X) $50,000,000 and (Y) at the time of any incurrence under this paragraph (q), 20% of EBITDA on a Pro Forma Basis for the Test Period most recently ended and (ii) Indebtedness of Parent and its Subsidiaries incurred in the ordinary course of business under overdraft facilities (including, but not limited to, intraday, ACH and purchasing card/T&E services), in each case, extended by one or more financial institutions reasonably acceptable to the Administrative Agent or by one or more of the Lenders or L/C Issuers or their Affiliates and (in each case) established for Parent’s and the Subsidiaries’ ordinary course of operations; (r) (i) Specified Prepayment Debt the Net Proceeds of which are applied solely to the pre- payment of Loans in accordance with Section 2.12(b) and (ii) any Permitted Refinancing Indebtedness in respect thereof; (s) Indebtedness issued by Parent or any Subsidiary to current or former officers, directors, managers, consultants and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of Parent permitted by Section 6.06; (t) Indebtedness consisting of obligations of Parent or any Subsidiary to any of their employ- ees under deferred compensation or other similar arrangements incurred by such person in connection with Permitted Business Acquisitions or any other Investment permitted hereunder or in the ordinary course of business; (u) Indebtedness of Parent or any Subsidiary to any joint venture (regardless of the form of legal entity) that is not a Subsidiary arising in the ordinary course of business in connection with the cash management operations (including with respect to intercompany self insurance arrangements) of Parent and the Subsidiaries;

-117- (v) (i) Incremental Equivalent Debt in an aggregate principal amount at any time outstanding not to exceed, together with the aggregate amount of Incremental Commitments made after the Closing Date, the Incremental Amount and (ii) Permitted Refinancing Indebtedness incurred to Refinance such In- debtedness incurred pursuant to subclause (i); (w) Indebtedness of joint ventures and/or, without duplication, Indebtedness incurred on be- half of, or representing Guarantees of Indebtedness of, joint ventures, of Parent or any Subsidiary in an ag- gregate principal amount not in excess, at any one time outstanding, of the greater of (X) $130,000,000 and (Y) 50% of the EBITDA on a Pro Forma Basis for the Test Period most recently ended; (x) Settlement Obligations; (y) Customer deposits and advance payments received in the ordinary course of business from customers for goods and services purchased in the ordinary course of business; and (z) all premium (if any, including tender premiums), expenses, defeasance costs, interest (in- cluding post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in paragraphs (a) through (y) above. For purposes of determining compliance with this Section 6.01, in the event that an item of Indebtedness (or any portion thereof) meets the criteria of more than one of the categories set forth above, Parent or Borrower may, in its sole discretion, at the time of incurrence, divide, classify or reclassify, or at any later time divide, classify or reclassify, such item of Indebtedness (or any portion thereof) in any manner that complies with this covenant on the date such Indebtedness is incurred or such later time, as applicable; provided that all Indebtedness created pursu- ant to the Loan Documents will be deemed to have been incurred in reliance on the exception in clause (b) and will not be permitted to be reclassified pursuant to this paragraph. For purposes of determining compliance with this Section 6.01, the amount of any Indebtedness denomi- nated in any currency other than Dollars shall be calculated based on customary currency exchange rates in effect, in the case of such Indebtedness incurred on or prior to the Closing Date, on the Closing Date and, in the case of such Indebtedness incurred after the Closing Date, on the date that such Indebtedness was committed or incurred, as ap- plicable; provided that if such Indebtedness is incurred to refinance other Indebtedness denominated in a currency other than Dollars (or in a different currency from the Indebtedness being refinanced), and such refinancing would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed (i) the outstanding prin- cipal amount of such Indebtedness being refinanced plus (ii) the aggregate amount of fees, underwriting discounts, premiums (including tender premiums), defeasance costs and other costs and expenses incurred in connection with such refinancing. For purposes of the foregoing, with respect to revolving Indebtedness, Parent may elect to treat the full committed amount to be incurred at the date the commitment becomes effective (or on the Closing Date if such effective date was prior to the Closing Date). The accrual of interest and the accretion of accreted value and the payment of interest in the form of addi- tional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 6.01 or any other provision of a Loan Document. With respect to any Indebtedness that was permitted to be incurred under the Loan Documents on the date of such incurrence, any Increased Amount with respect thereto after the date of such incurrence shall also be permitted under the Loan Documents. The principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date shall be the principal amount thereof that would be shown on a balance sheet of the Parent dated such date prepared in accordance with GAAP. Notwithstanding the foregoing or anything herein to the contrary, no Loan Party organized in Panama shall incur any Indebtedness for borrowed money of such Loan Party unless such Indebtedness is permitted to be secured by Liens on property or assets constituting Collateral on a pari passu or junior basis with the Obligations hereunder pursuant to Section 6.02 and is so secured.

-118- SECTION 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securi- ties of any person, including any Subsidiary) at the time owned by it or on any income or revenues or rights in re- spect of any thereof, except the following (collectively, “Permitted Liens”): (a) (i) Liens existing on the Closing Date; provided that any Liens securing Indebtedness in excess of $2,700,000 individually or $13,500,000 in the aggregate shall be permitted under this paragraph (a) only to the extent such Lien is set forth on Schedule 6.02, and (ii) any modifications, replacements, re- newals or extensions thereof; provided, that such Liens shall secure only those obligations that they secure on the Closing Date (and any Permitted Refinancing Indebtedness in respect of such obligations permitted by Section 6.01(a)) and shall not subsequently apply to any other property or assets of Parent or any Sub- sidiary other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien, (B) proceeds and products thereof and (C) cross-collateralizations to other financings of equip- ment provided by the lender(s) thereof; (b) Liens on Collateral securing (i) the Secured Obligations, (ii) any Incremental Equivalent Debt; provided that such Liens shall be subject to the First Lien Intercreditor Agreement, and (iii) any In- debtedness incurred pursuant to Section 6.01(q)(i); provided that Liens incurred under this clause (iii) (x) shall apply only to the property or assets of the applicable obligors under such facility and (y) shall be Jun- ior Liens; (c) Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Subsidiary, in each case after the Closing Date (other than Liens on the Equity Interests of any Person that becomes a Subsidiary); provided that (i) such Lien was not cre- ated in contemplation of such acquisition or such Person becoming a Subsidiary, (ii) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof, cross-collat- eralizations to other financings of equipment provided by the lender(s) thereof and other than after-acquired property subject to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require or include, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acqui- sition), and (iii) the Indebtedness secured thereby is permitted under Section 6.01); (d) Liens for Taxes, assessments or other governmental charges or levies not yet delinquent or that are being contested in compliance with Section 5.03; (e) Liens imposed by law, including landlord’s, carriers’, warehousemen’s, mechanics’, ma- terialmen’s, repairmen’s, construction or other like Liens, securing obligations that are not overdue by more than 30 days or that are being contested in good faith by appropriate proceedings and in respect of which, if applicable, Parent or any Subsidiary shall have set aside on its books reserves in accordance with GAAP; (f) (i) pledges and deposits and other Liens made in the ordinary course of business in com- pliance with the Federal Employers Liability Act or any other workers’ compensation, unemployment in- surance and other social security laws or regulations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations and (ii) pledges and deposits and other Liens securing liability for reimbursement or indemnification obligations of (including obliga- tions in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing prop- erty, casualty or liability insurance to Parent or any Subsidiary; (g) deposits and other Liens to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance and return of money bonds, bids, leases, government contracts, trade contracts, agreements with utilities, and other obligations of a like nature (including letters of credit in lieu of any such bonds or

-119- to support the issuance thereof) outstanding on the Closing Date or incurred in the ordinary course of busi- ness (whether or not consistent with past practices), including those incurred to secure health, safety and environmental obligations in the ordinary course of business; (h) zoning restrictions, survey exceptions and such matters as an accurate survey would dis- close, easements, trackage rights, leases (other than Capital Lease Obligations), licenses, special assess- ments, rights-of-way, covenants, conditions, restrictions and declarations on or with respect to the use of Real Property, servicing agreements, development agreements, site plan agreements and other similar en- cumbrances incurred in the ordinary course of business and title defects or irregularities that are of a minor nature and that, in the aggregate, do not interfere in any material respect with the ordinary conduct of the business of Parent or any Subsidiary; (i) Liens securing Indebtedness and Permitted Refinancing Indebtedness permitted by Sec- tion 6.01(i) (in each case limited to the assets financed with such Indebtedness and any accessions thereto and the proceeds and products thereof and related property; provided that individual financings provided by one lender may be cross-collateralized to other financings provided by such lender and incurred under Sec- tion 6.01(i)); (j) Liens securing Indebtedness permitted under Section 6.01(i); provided that (i) such Liens attach prior to, concurrently with or within 270 days after the acquisition, construction, repair, replacement or improvement (as applicable) of the property subject to such Liens, (ii) such Liens do not at any time en- cumber any property other than the property financed by such Indebtedness except for accessions to such property and the proceeds and the products thereof and (iii) with respect to Capital Lease Obligations, such Liens do not at any time extend to or cover any assets (except for accessions to or proceeds of such assets) other than the assets subject to such Capital Lease Obligations; provided, further, that individual financings of equipment provided by one lender may be cross-collateralized to other financings of equipment provided by such lender; (k) Liens securing judgments that do not constitute an Event of Default under Section 7.01(j) and notices of lis pendens and associated rights related to litigation being contested in good faith by appro- priate proceedings; (l) any interest or title of a lessor or sublessor under any leases or subleases entered into by Parent or any Subsidiary in the ordinary course of business; (m) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks and other financial institutions not given in connection with the issuance of Indebted- ness, (ii) relating to pooled deposits, sweep accounts, reserve accounts or similar accounts of Parent or any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of busi- ness of Parent or any Subsidiary, including with respect to credit card chargebacks and similar obligations or (iii) relating to purchase orders and other agreements entered into with customers, suppliers or service providers of Parent or any Subsidiary in the ordinary course of business; (n) Liens (i) arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights, (ii) of a collection bank arising under Section 4-210 of the Uniform Commercial Code in effect in the State of New York or similar provisions in similar codes, stat- utes or laws in other jurisdictions on items in the course of collection, (iii) attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business, (iv) in favor of banking institutions arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry, and (v) encumbering reasona- ble customary initial deposits and margin deposits and similar Liens attaching to commodity trading ac- counts or other brokerage accounts incurred in the ordinary course of business and not for speculative pur- pose; (o) Liens securing obligations in respect of trade-related letters of credit, bank guarantees or similar obligations permitted under Section 6.01(g) or (m) and covering the property (or the documents of

-120- title in respect of such property) financed by such letters of credit, bank guarantees or similar obligations and the proceeds and products thereof; (p) leases or subleases, licenses or sublicenses (including with respect to intellectual property and software) granted to others in the ordinary course of business not interfering in any material respect with the business of Parent and its Subsidiaries, taken as a whole; (q) (i) Liens solely on any cash earnest money deposits made by Parent or any Subsidiary in connection with any letter of intent or purchase agreement in respect of any Investment or disposition per- mitted hereunder and (ii) Liens arising out of conditional sale, title retention, consignment or similar ar- rangements for sale of goods entered into by Borrower or any Subsidiaries in the ordinary course of busi- ness; (r) Liens with respect to property or assets of any Subsidiary that is not a Loan Party secur- ing Indebtedness of a Subsidiary that is not a Loan Party permitted under Section 6.01; (s) other Liens on property or assets constituting Collateral; provided that (i) at the time of the incurrence of such Lien and after giving effect thereto, no Default or Event of Default shall have oc- curred and be continuing or would result therefrom and the Total Secured Net Leverage Ratio on a Pro Forma Basis shall not exceed 4.00 to 1.00, (ii) the Indebtedness or other obligations secured by such Lien are otherwise permitted by this Agreement, and (iii) if such Liens extend to all or any portion of the Collat- eral, such Liens shall be Junior Liens; (t) Liens arising from precautionary Uniform Commercial Code financing statements or con- signments entered into in connection with any transaction otherwise permitted under this Agreement; (u) Liens on Equity Interests in (i) joint ventures securing obligations of such joint ventures or pursuant to the relevant joint venture agreement or arrangement or (ii) Unrestricted Subsidiaries securing obligations of such Unrestricted Subsidiaries; (v) Liens on securities that are the subject of repurchase agreements constituting Permitted Investments under clause (c) of the definition thereof; (w) Liens securing insurance premiums financing arrangements; provided, that such Liens are limited to the applicable unearned insurance premiums; (x) Liens in favor of any Loan Party; provided, that if any such Lien shall cover any Collat- eral, the holder of such Lien shall execute and deliver to the Administrative Agent a subordination agree- ment in the form and substance reasonably satisfactory to the Administrative Agent; (y) Liens on property or assets constituting Collateral securing Specified Prepayment Debt permitted by Section 6.01(r) and any Permitted Refinancing Indebtedness in respect thereof; provided that, (i) if such Liens are (or are intended to be) junior to the Liens securing the Obligations, such Liens shall be Junior Liens and (ii) if such Liens are (or are intended to be) pari passu with the Liens securing the Obliga- tions, such Liens shall be Other First Liens; (z) other Liens with respect to property or assets of Parent or any Subsidiary securing obliga- tions in an aggregate principal amount outstanding at any time not to exceed the greater of (i) $100,000,000 and (ii) 30% of EBITDA on a Pro Forma Basis for the Test Period most recently ended; provided that if such Liens extend to all or any portion of the Collateral, such Liens shall be Junior Liens; (aa) any amounts held by a trustee in the funds and accounts under an indenture securing any revenue bonds issued for the benefit of Parent or any Subsidiary; (bb) Settlement Liens;

-121- (cc) non-consensual Liens (not incurred in connection with borrowed money) on equipment of Parent or any Subsidiary granted in the ordinary course of business to the client of Parent or such Sub- sidiary at which such equipment is located; and (dd) Liens in favor of customs and revenue authorities arising as a matter of law to secure pay- ment of customs duties in connection with the importation of goods. For purposes of determining compliance with this Section 6.02, in the event that any Lien (or any portion thereof) meets the criteria of more than one of the categories set forth above, Parent or Borrower may, in its sole dis- cretion, at the time of incurrence, divide, classify or reclassify, or at any later time divide, classify or reclassify (as if incurred at such time), such Lien (or any portion thereof) in any manner that complies with this covenant on the date such Lien is incurred or such later time, as applicable; provided that all Liens securing Indebtedness under the Loan Documents will be deemed to have been incurred in reliance on the exception in clause (b) above and shall not be permitted to be reclassified pursuant to this paragraph. With respect to any Liens securing Indebtedness that was permitted to be incurred hereunder on the date of such incurrence, any Lien securing the Increased Amount with re- spect to such Indebtedness after the date of incurrence of such Indebtedness shall also be permitted hereunder. Notwithstanding the foregoing or anything herein to the contrary, no Loan Party shall incur any voluntary Lien securing Indebtedness for borrowed money upon any assets or property of any Loan Party organized in Panama or the Dominican Republic (unless such assets or property is also subject to a Lien in favor of the Administrative Agent or such assets or property constitute Excluded Property hereunder). SECTION 6.03. [Reserved]. SECTION 6.04. Investments, Loans and Advances. Purchase, hold or acquire (including pursuant to any merger, consolidation or amalgamation with a person that is not a Wholly-Owned Subsidiary immediately prior to such merger, consolidation or amalgamation) any Eq- uity Interests, evidences of Indebtedness or other securities of, make or permit to exist any loans or advances to or Guarantees of the obligations of, or make or permit to exist any investment or any other interest in (each, an “Invest- ment”), any other person, except: (a) (i) Investments existing on, or contractually committed as of, the Closing Date, provided that any Investments in excess of $2,700,000 individually or $13,500,000 in the aggregate shall be permit- ted under this paragraph (a) only to the extent such Investment is set forth on Schedule 6.04 and (ii) any extensions, renewals or reinvestments thereof, so long as the aggregate amount of all Investments pursuant to this paragraph (a) is not increased at any time above the amount of such Investment existing or commit- ted on the Closing Date (other than pursuant to an increase as required by the terms of any such Investment as in existence on the Closing Date as described on Schedule 6.04); (b) (i) Investments in any Loan Party, (ii) Investments by any Subsidiary that is not a Loan Party in any other Subsidiary that is not a Loan Party and (iii) Investments by any Loan Party in any Sub- sidiary that is not a Loan Party; provided that the aggregate amount of Investments outstanding at any time pursuant to this clause (iii), when taken together with the amount of dispositions to non-Loan Parties made by Loan Parties pursuant to Section 6.05(a)(v), shall not exceed the greater of (X) $106,000,000 and (Y) 40% of EBITDA on a Pro Forma Basis for the most recently ended Test Period; (c) Permitted Investments and Investments that were Permitted Investments when made; (d) Investments arising out of the receipt by Parent or any Subsidiary of noncash considera- tion for the sale of assets permitted under Section 6.05 (other than Section 6.05(f)); (e) loans and advances to officers, directors, employees or consultants of Parent or any Sub- sidiary (i) in the ordinary course of business not to exceed $25,000,000 in the aggregate at any time out- standing (calculated without regard to write downs or write offs thereof), (ii) in respect of payroll payments

-122- and expenses in the ordinary course of business and (iii) in connection with such person’s purchase of Eq- uity Interests of Parent; (f) accounts receivable, security deposits and prepayments arising and trade credit granted in the ordinary course of business and any assets or securities received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss and any prepayments and other credits to suppliers made in the ordinary course of business; (g) Swap Agreements that are not entered into for speculative purposes; (h) other Investments; provided that the Total Net Leverage Ratio shall not exceed 2.50:1.00 calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period; (i) Investments resulting from pledges and deposits under Sections 6.02(f), (g), (j) and (p); (j) other Investments in an aggregate amount (valued at the time of the making thereof, and without giving effect to any write-downs or write-offs thereof) not to exceed (i) the greater of (X) $130,000,000 and (Y) 50% of the EBITDA on a Pro Forma Basis for the Test Period most recently ended (plus any returns actually received by the respective investor in respect of investments theretofore made by it pursuant to this paragraph (j)) plus (ii) the portion, if any, of the Cumulative Credit on the date of such election that Parent elects to apply to this Section 6.04(j)(ii), such election to be specified in a written no- tice of a Responsible Officer of Parent calculating in reasonable detail the amount of Cumulative Credit immediately prior to such election and the amount thereof elected to be so applied; provided, that if any Investment pursuant to this paragraph (j) is made in any person that is not a Loan Party at the date of the making of such Investment and such person becomes a Loan Party after such date, such Investment shall thereafter be deemed to have been made pursuant to paragraph (b)(i) above and shall cease to have been made pursuant to this paragraph (j) for so long as such person continues to be a Loan Party; (k) Investments constituting Permitted Business Acquisitions; (l) Investments received in connection with the bankruptcy or reorganization of, or settle- ment of delinquent accounts and disputes with or judgments against, customers and suppliers, in each case in the ordinary course of business or Investments acquired by Parent or a Subsidiary as a result of a foreclo- sure by Parent or any of the Subsidiaries with respect to any secured Investments or other transfer of title with respect to any secured Investment in default; (m) Investments of a Subsidiary acquired after the Closing Date or of an entity merged into Parent or merged into or consolidated with a Subsidiary after the Closing Date, in each case, to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, consolidation or amalgamation and were in existence on the date of such acquisition, merger, consolidation or amalgamation; (n) Guarantees of operating leases (other than Capital Lease Obligations) or of other obliga- tions of Subsidiaries that do not constitute Indebtedness, in each case entered into by Parent or any Subsidi- ary in the ordinary course of business; (o) Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Uniform Commercial Code Article 4 customary trade arrangements with customers consistent with past practices; (p) advances in the form of a prepayment of expenses, so long as such expenses are being paid in accordance with customary trade terms of Parent or such Subsidiary; (q) Investments consisting of the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other persons;

-123- (r) purchases and acquisitions of inventory, supplies, materials and equipment or purchases of contract rights or licenses or leases of intellectual property in each case in the ordinary course of busi- ness, to the extent such purchases and acquisitions constitute Investments; (s) Investments received substantially contemporaneously in exchange for, or the payment for which is made with, Qualified Equity Interests of Parent; provided that neither such Investments nor such issuance of Qualified Equity Interests shall be included in any determination of the Cumulative Credit; (t) any Investment (i) deemed to exist as a result of a Subsidiary that is not a Loan Party dis- tributing a note or other intercompany debt to a parent of such Subsidiary that is a Loan Party (to the extent there is no cash consideration or services rendered for such note), and (ii) consisting of intercompany cur- rent liabilities in connection with the cash management, tax and accounting operations of Parent and the Subsidiaries; (u) Investments in joint ventures and Similar Businesses in an aggregate amount (valued at the time of the making thereof, and without giving effect to any write downs or write offs thereof) not to exceed the greater of (X) $195,000,000 and (Y) 75.0% of EBITDA on a Pro Forma Basis for the most re- cently ended Test Period (plus any returns actually received by the respective investor in respect of invest- ments theretofore made by it pursuant to this paragraph (u)); provided that if any Investment pursuant to this paragraph (u) is made in any person that is not a Loan Party at the date of the making of such Invest- ment and such person becomes a Loan Party after such date, such Investment shall thereafter be deemed to have been made pursuant to paragraph (b)(i) above and shall cease to have been made pursuant to this para- graph (u) for so long as such person continues to be a Loan Party; and (v) Investments arising in the ordinary course of business as a result of any Settlement, in- cluding Investments in and of Settlement Assets; provided that notwithstanding the foregoing clauses (a)-(v), if an Event of Default under Section 7.01(b), (c), (d), (f), (h) or (i) has occurred and is continuing, then no Investment under clauses (b) (in excess of $50,000,000), (h), (j), (k), (s) or (u) of this Section 6.04 shall be made in any Loan Party organized in Costa Rica by any other Loan Party (other than a Loan Party organized in Costa Rica itself). Any Investment in any person other than a Loan Party that is otherwise permitted by this Section 6.04 may be made through intermediate Investments in Subsidiaries that are not Loan Parties and such intermediate Invest- ments shall be disregarded for purposes of determining the outstanding amount of Investments pursuant to any clause set forth above (i.e., such Investment shall not be counted twice). If any Investment is made in any Person that is not a Subsidiary on the date of such Investment and such Person subsequently becomes a Subsidiary, such Investment shall (unless Parent or Borrower elects otherwise) thereupon be deemed to have been made pursuant to Section 6.04(b) and to not have been made pursuant to any other clause set forth above. For purposes of determining compliance with this Section 6.04, in the event that any Investment (or any portion thereof) meets the criteria of more than one of the categories set forth above, Parent or Borrower may, in its sole discretion, at the time such Investment is made, divide, classify or reclassify, or at any later time divide, classify or reclassify (as if made at such time), such Investment (or any portion thereof) in any manner that complies with this covenant on the date such Investment is made or such later time, as applicable. The amount of any Investment at any time shall be the amount of cash and the fair market value of other property actually invested, which shall be determined in good faith by Parent or Borrower and may be determined, at the option of Parent or Borrower, either (x) as of the date such Investment is made or (y) the LCA Test Date, as applicable, and in any case (I) shall be without adjustment for subsequent changes in the value of such Investment, and (II) shall be reduced by the amount of any return, whether a return of capital, interest, dividend or otherwise, with respect to such Investment.

-124- To the extent any Investment in any Person is made in compliance with this Section 6.03 in reliance on a category above that is subject to a Dollar-denominated restriction on the making of Investments and, subsequently, such Person returns to the Borrower or any Subsidiary all or any portion of such Investment (in the form of a divi- dend, distribution, liquidation or otherwise, but excluding intercompany Indebtedness), such return shall be deemed to be credited to the Dollar-denominated category against which the Investment is then charged. For purposes of determining compliance with any Dollar-denominated (or percentage of EBITDA, if greater) restriction on the making of Investments, the Dollar equivalent amount of the Investment denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Invest- ment was made. SECTION 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. Merge into, or consolidate or amalgamate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any part of its assets (whether now owned or hereafter acquired), and including any disposition of property to a Delaware Divided LLC pursuant to a Delaware LLC Division, or issue, sell, transfer or otherwise dispose of any Equity Interests of any Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of transac- tions) all or any substantial part of the assets of any other person, except that this Section shall not prohibit: (a) (i) the purchase and sale of inventory, or the sale of receivables in connection with the settlement or compromise thereof, in each case, in the ordinary course of business by Parent or any Subsidi- ary, (ii) the acquisition or lease (pursuant to an operating lease) of any other asset in the ordinary course of business by Parent or any Subsidiary or, with respect to operating leases, otherwise for fair market value on market terms (as determined in good faith by Parent or Borrower), (iii) the sale of surplus, obsolete, dam- aged or worn out equipment or other property in the ordinary course of business by Parent or any Subsidi- ary, (iv) the sale or disposition of Permitted Investments in the ordinary course of business or (v) disposi- tions to Parent or any of the Subsidiaries; provided that the aggregate amount of dispositions by Loan Par- ties to non-Loan Parties pursuant to this clause (v), when taken together with the aggregate amount of In- vestments made pursuant to Section 6.04(b)(iii), shall not exceed the greater of (X) $106,000,000 and (Y) 40% of EBITDA on a Pro Forma Basis for the most recently ended Test Period; (b) (i) the merger, consolidation or amalgamation of any Subsidiary into or with the Bor- rower in a transaction in which the Borrower is the survivor, (ii) the merger, consolidation or amalgamation of any Subsidiary into or with any Subsidiary Loan Party in a transaction in which the surviving or result- ing entity is or becomes a Subsidiary Loan Party, (iii) the merger, consolidation or amalgamation of any Subsidiary that is not a Loan Party into or with any other Subsidiary, (iv) the liquidation or dissolution or change in form or jurisdiction of entity of any Subsidiary if Parent determines in good faith that such trans- action is in the best interests of Parent and is not materially disadvantageous to the Lenders and L/C Issuers or (v) any Subsidiary may merge, consolidate or amalgamate into or with any other person in order to effect an Investment permitted pursuant to Section 6.04; (c) (i) Investments permitted by Section 6.04, (ii) Permitted Liens, and (iii) Restricted Pay- ments permitted by Section 6.06; (d) the sale of defaulted receivables in the ordinary course of business and not as part of an accounts receivables financing transaction; (e) sales, transfers, leases, licenses or other dispositions of assets; provided, that (i) no De- fault or Event of Default exists or would result therefrom, (ii) the Net Proceeds thereof are applied in ac- cordance with Section 2.12(b) to the extent required thereby and (iii) in the case of a sale, transfer or other disposition of assets in excess of the greater of (i) $16,875,000 and (ii) 6% of the EBITDA on a Pro Forma Basis for the Test Period most recently ended, at least 75% of the consideration therefor shall be received in cash at the time of consummation of such transaction; provided, that for purposes of subclause (iii), the fol- lowing shall be deemed to be cash: (1) the amount of any liabilities (as shown on Parent’s or any Subsidi- ary’s most recent balance sheet or in the notes thereto) Parent or any Subsidiary (other than liabilities that

-125- are by their terms subordinated to the Obligations) that are assumed by the transferee of any such assets, (2) any notes or other obligations or other securities or assets received by Parent or such Subsidiary from such transferee that are converted by Parent or such Subsidiary into cash within 180 days of the receipt thereof (to the extent of the cash received), (3) any Designated Non-Cash Consideration received by Parent or any of its Subsidiaries in such Asset Sale having an aggregate fair market value (as determined in good faith by Parent), taken together with all other Designated Non-Cash Consideration received pursuant to this sub- clause (3) that is at that time outstanding, not to exceed, at the time of receipt of such consideration, the greater of (X) $40,000,000 and (Y) 15.0% of EBITDA on a Pro Forma Basis for the most recently ended Test Period (with the fair market value of each item of Designated Non-Cash Consideration being meas- ured at the time received and without giving effect to subsequent changes in value) and (4) with respect to any lease of assets by Parent or a Subsidiary that constitutes a disposition, receipt of lease payments over time on market terms (as determined in good faith by Parent) where the payment consideration is at least 75% cash consideration; (f) Permitted Business Acquisitions (including any merger, consolidation or amalgamation in order to effect a Permitted Business Acquisition); provided, that (i) following any such merger, consoli- dation or amalgamation involving the Borrower, the Borrower is the surviving entity, as applicable and (ii) following any such merger, consolidation or amalgamation involving Parent, Parent is the surviving entity, as applicable; (g) leases, licenses, or subleases or sublicenses of any real or personal property in the ordi- nary course of business; (h) any exchange of assets for services and/or other assets of comparable or greater value; provided, that (i) with respect to any exchange of assets that are Collateral for other assets, the considera- tion received by the transferor for such exchange consists of assets that will constitute Collateral, (ii) at least 90% of the consideration received by the transferor consists of assets that will be used in a business or business activity permitted hereunder, (iii) in the event of a swap with a fair market value (as determined in good faith by Parent) in excess of $20,000,000, the Administrative Agent shall have received a certificate from a Responsible Officer of Parent with respect to such fair market value and (iv) in the event of a swap with a fair market value (as determined in good faith by Parent) in excess of $50,000,000, such exchange shall have been approved by at least a majority of the Board of Directors of Parent; provided, further, that (A) no Default or Event of Default exists or would result therefrom, (B) immediately after giving effect thereto, Parent shall be in Pro Forma Compliance, and (C) the Net Proceeds, if any, thereof are applied in accordance with Section 2.12(b); (i) any disposition of Equity Interests of a Subsidiary pursuant to an agreement or other obli- gation with or to a person (other than the Borrower and its Subsidiaries) from whom such Subsidiary was acquired or from whom such Subsidiary acquired its business and assets (having been newly formed in connection with such acquisition), made as part of such acquisition and in each case comprising all or a portion of the consideration in respect of such sale or acquisition; (j) any disposition in the ordinary course of business, including disposition in connection with any Settlement, dispositions of Settlement Assets, Merchant Agreements and dispositions of Invest- ments in joint ventures to the extent required by, or made pursuant to buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (k) if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing or would result therefrom, the merger, consolidation or amalgamation of Parent with or into any other Person; provided that (i) Parent shall be the continuing or surviving Person or (ii) if the Person formed by or surviving any such merger, consolidation or amalgamation is not Parent (any such Person, a “Successor Parent”), (1) the Successor Parent shall be a corporation organized or existing under the laws of the United States, any State thereof or Puerto Rico, (2) the Successor Parent shall ex- pressly assume all the obligations of Parent under this Agreement and the other Loan Documents to which Parent is a party pursuant to a supplement, amendment or restatement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (3) Parent shall have given notice to the Lenders of the proposed

-126- transaction at least ten (10) Business Days (or such shorter period agreed to by the Administrative Agent) prior to the consummation thereof, (4) the Administrative Agent shall have received all documentation and other information (including the Beneficial Ownership Certification) required by regulatory authorities un- der applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation, that has been requested at least five (5) Business Days prior to the consummation of the proposed transaction, (5) the Borrower shall have delivered to the Administrative Agent an officer’s certificate stating that such merger or consolidation and such supple- ment, amendment or restatement to this Agreement or any Loan Document comply with this Agreement and (6) if requested by the Administrative Agent, the Borrower shall have delivered to the Administrative Agent an opinion of counsel in form and substance reasonably satisfactory to the Administrative Agent covering such matters reasonably requested by the Administrative Agent; provided, further, that if the fore- going are satisfied, the Successor Parent, will succeed to, and be substituted for, Parent under this Agree- ment; (l) dispositions of property subject to casualty events upon receipt of the Net Proceeds of such event; (m) dispositions (including issuances or sales) of Equity Interests in, or Indebtedness owing to, or of other securities of, an Unrestricted Subsidiary (other than any Unrestricted Subsidiaries the assets of which consist primarily of cash or Permitted Investments received from an Investment by the Borrower and/or any Restricted Subsidiary into it); (n) dispositions to the extent of any exchange of like property (excluding any boot thereon permitted by such provision) for use in any business conducted by the Parent and the Subsidiaries to the extent allowable under Section 1031 of the Code (or comparable or successor provision); (o) dispositions in connection with the unwinding of any Swap Agreement; (p) the lapse, abandonment, dedication to the public, discontinuance of the use or mainte- nance or other disposition of any intellectual property if determined by the Borrower or any Restricted Sub- sidiary in its reasonable business judgment that such lapse, abandonment, dedication to the public, discon- tinuance or other disposition is desirable in the conduct of its business; and (q) disposition of assets acquired in a Permitted Business Acquisition or other Investment permitted hereunder that Parent or Borrower determines will not be used or useful in the business of Parent and its Subsidiaries. To the extent any Collateral is disposed of as permitted by this Section 6.05 to any Person other than a Loan Party, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and, if requested by the Ad- ministrative Agent, upon the certification by a Responsible Officer of Parent or Borrower that such disposition is permitted by this Agreement, and without limiting the provisions of Section 9.18 the Agents shall be authorized to, and shall, take any actions reasonably requested by Parent or Borrower in order to effect the foregoing (and the Se- cured Parties hereby authorize and direct the Agents to conclusively rely on any such certification in performing its obligations under this sentence). Notwithstanding anything to the contrary contained above in this Section 6.05, no sale, transfer or other disposition of assets shall be permitted by this Section 6.05 (other than sales, transfers, leases, licenses or other dispositions to Loan Parties or pursuant to Section 6.05(c)) unless such disposition is for fair market value (as determined in good faith by Parent). SECTION 6.06. Restricted Payments. Declare or pay any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any of its Equity Interests (other than dividends

-127- and distributions on Equity Interests payable solely by the issuance of additional Equity Interests (other than Dis- qualified Stock) of the person paying such dividends or distributions) or directly or indirectly redeem, purchase, re- tire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any of its Equity Interests or set aside any amount for any such purpose (other than through the issuance of additional Equity Interests (other than Disqualified Stock) of the person redeeming, purchasing, retiring or acquiring such shares) (the foregoing, “Re- stricted Payments”); provided, however, that: (a) any Subsidiary may make Restricted Payments to Parent or to any Wholly-Owned Sub- sidiary of Parent; (b) any Subsidiary that is not a Wholly-Owned Subsidiary of Parent may make Restricted Payments to Parent, any Subsidiary that is a direct or indirect parent of such Subsidiary and to each other owner of Equity Interests of such Subsidiary on a pro rata basis (or more favorable basis from the perspec- tive of Parent or such Subsidiary) based on their relative ownership interests; (c) Parent may purchase or redeem its Equity Interests (including related stock appreciation rights or similar securities) held by then present or former directors, consultants, officers or employees of Parent or any Subsidiary or by any Plan upon such person’s death, disability, retirement or termination of employment or under the terms of any such Plan or any other agreement under which such Equity Interests or related rights were issued; provided, that the aggregate amount of such purchases or redemptions under this paragraph (c) shall not exceed in any fiscal year (1) $30,000,000, plus (2) (x) the amount of net pro- ceeds contributed to or received by Parent during such calendar year from sales of Equity Interests of Par- ent to directors, consultants, officers or employees of Parent or any Subsidiary in connection with custom- ary employee compensation and incentive arrangements, to the extent such net proceeds are not included in the calculation of Cumulative Credit, and (y) the amount of net proceeds of any key-man life insurance pol- icies received during such calendar year which, if not used in any year, may be carried forward to any sub- sequent calendar year, subject, with respect to unused amounts from clause (1) of this proviso that are car- ried forward, to an overall limit in any fiscal year of $45,000,000; and provided, further, that cancellation of Indebtedness owing to Parent or any Subsidiary from members of management of Parent or any Subsidi- ary in connection with a repurchase of Equity Interests of Parent will not be deemed to constitute a Re- stricted Payment for purposes of this Section 6.06; (d) (i) noncash repurchases of Equity Interests deemed to occur upon exercise of stock op- tions if such Equity Interests represent a portion of the exercise price of such options and (ii) payments in cash, in lieu of the issuance of fractional shares, upon the exercise of warrants or upon the conversion or exchange of Equity Interests of any such person; (e) Restricted Payments may be made in an aggregate amount equal to the portion, if any, of the Cumulative Credit on such date that Parent elects to apply to this Section 6.06(e), such election to be specified in a written notice of a Responsible Officer of Parent calculating in reasonable detail the amount of Cumulative Credit immediately prior to such election and the amount thereof elected to be so applied; provided that, in the case of any Restricted Payments made in reliance on clause (a) or (b) of the definition of “Cumulative Credit”, the Total Net Leverage Ratio shall not exceed 3.00:1.00 calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period; (f) dividends on the common stock of Parent not to exceed, in any fiscal quarter, $0.10 per share (as adjusted for stock splits, reserve stock splits or share recapitalizations after the Closing Date); it being understood that unused amounts shall not carry over to any future quarters; (g) Restricted Payments in an aggregate amount not to exceed the greater of (i) $80,000,000 and (ii) 30% of EBITDA on a Pro Forma Basis for the most recently ended Test Period; (h) the payment of dividends by Parent within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Section 6.06;

-128- (i) the declaration and payment of dividends or distributions to holders of any class or series of Disqualified Stock of Parent or any of its Subsidiaries issued or incurred in accordance with Section 6.01; (j) other Restricted Payments; provided that the Total Net Leverage Ratio shall not exceed 1.75:1.00 calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period; and (k) Restricted Payments of Equity Interests in, Indebtedness owing from and/or other securi- ties of or Investments in, any Unrestricted Subsidiaries (other than any Unrestricted Subsidiaries the princi- pal assets of which consist of cash or Permitted Investments received from an Investment by the Borrower or any Subsidiary into it); provided that, in the case of paragraphs (e), (f), (g) and (j), no Default or Event of Default shall have occurred and be continuing or would result therefrom. The amount of any Restricted Payment at any time shall be the amount of cash and the fair market value (as deter- mined by Borrower or Parent in good faith) of other property subject to the Restricted Payment at the time such Re- stricted Payment is made or committed to be made. For purposes of determining compliance with this Section 6.06, in the event that any Restricted Payment (or any portion thereof) meets the criteria of more than one of the catego- ries set forth above, Parent or Borrower may, in its sole discretion, at the time of such Restricted Payment is made, divide, classify or reclassify, or at any later time divide, classify, or reclassify (as if made at such time), such Re- stricted Payment (or any portion thereof) in any manner that complies with this covenant on the date such Restricted Payment is made or such later time, as applicable. SECTION 6.07. Transactions with Affiliates. (a) Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transaction with, any of its Affiliates or any known direct or indirect holder of 10% or more of any class of Equity Interests of Parent in a transaction involving aggregate consideration in excess of $25,000,000, unless such transaction is (i) otherwise required under this Agreement or (ii) upon terms no less favor- able to Parent or such Subsidiary, as applicable, than would be obtained in a comparable arm’s-length transaction with a person that is not an Affiliate. For purposes of this Section 6.07, any transaction with any Affiliate or any such 10% holder shall be deemed to have satisfied the standard set forth in clause (ii) of the immediately preceding sentence if such transaction is so determined and approved by a majority of the Disinterested Directors of the Board of Directors of Parent. (b) The foregoing paragraph (a) shall not prohibit, to the extent otherwise permitted under this Agree- ment: (i) any issuance of Qualified Equity Interests of Parent; (ii) any payments, awards or grants in cash or otherwise pursuant to, or the funding of, employment arrangements, equity purchase agreements, stock options and stock ownership plans ap- proved by the Board of Directors of Parent; (iii) (x) loans or advances to employees or consultants of Parent or any Subsidiary in accordance with Section 6.04(e) or (y) cancellation of such loans or advance that are (1) approved by a ma- jority of the Disinterested Directors of the Board of Directors of Parent in good faith and (2) made in com- pliance with applicable law; (iv) transactions between or among Parent and/or one or more Subsidiaries or any person that becomes a Subsidiary as a result of such transaction (including via merger, consolidation or amalgamation in which a Subsidiary is the surviving entity) not prohibited by this Agreement;

-129- (v) the payment of fees, reasonable out-of-pocket costs and indemnities to directors, officers, consultants and employees of Parent and the Subsidiaries in the ordinary course of business; (vi) (i) transactions pursuant to agreements and arrangements in existence on the Closing Date; provided that any transactions involving aggregate consideration in excess of $6,750,000 shall be permitted under this clause (vi) only to the extent such transaction is described on Schedule 6.07, and (ii) any amendment thereto or replacement thereto to the extent such amendment or replacement is not adverse to the Lenders and L/C Issuers when taken as a whole in any material respect (as determined in good faith by Parent); (vii) (A) any employment agreements entered into by Parent or any Subsidiary in the ordinary course of business, (B) any subscription agreement or similar agreement pertaining to the repur- chase of Equity Interests pursuant to put/call rights or similar rights with employees, officers or directors, and (C) any employee compensation, benefit plan or arrangement, any health, disability or similar insur- ance plan which covers employees, and any reasonable employment contract and transactions pursuant thereto; (viii) Investments permitted under Section 6.04 and Restricted Payments permitted under Section 6.06; (ix) [reserved]; (x) any transaction in respect of which Parent delivers to the Administrative Agent (for delivery to the Lenders and L/C Issuers) a letter addressed to the Board of Directors of Parent from an accounting, appraisal or investment banking firm, in each case of nationally recognized standing that is (A) in the good faith determination of Parent qualified to render such letter and (B) reasonably satisfactory to the Administrative Agent, which letter states that (i) such transaction is on terms that are no less favorable to Parent or such Subsidiary, as applicable, than would be obtained in a comparable arm’s-length transac- tion with a person that is not an Affiliate or (ii) such transaction is fair to Parent or such Subsidiary, as ap- plicable, from a financial point of view; (xi) transactions with any person (other than an Unrestricted Subsidiary) that is an Affiliate solely by reason of the ownership of the Equity Interests in such person by Parent or any Subsidi- ary; (xii) commercial transactions with customers, clients, suppliers, or purchasers or sellers of goods or services, in each case, in the ordinary course of business and otherwise in compliance with the terms of this Agreement that are fair to Parent and the Subsidiaries; (xiii) transactions between Parent or any Subsidiary and any person, a director of which is also a director of Parent; provided that (A) such director abstains from voting as a director of Par- ent on any matter involving such other person and (B) such person is not an Affiliate of Parent for any rea- son other than such director’s acting in such capacity; and (xiv) transactions permitted by, and complying with, the provisions of Section 6.04(b), 6.04(n), 6.05(b) or Section 6.06. SECTION 6.08. Line of Business. Notwithstanding any other provisions hereof, engage at any time in any business or business activity other than any business or business activity conducted by Parent and the Subsidiaries on the Closing Date and any busi- ness or business activities incidental or related thereto, or any business or activity that is reasonably similar or com- plementary thereto or a reasonable extension, development or expansion thereof or ancillary thereto.

-130- SECTION 6.09. Limitation on Payments and Modifications of Certain Indebtedness; Modifications of Organization Documents. (a) Amend or modify in any manner materially adverse to the Lenders and L/C Issuers taken as a whole (as determined in good faith by Parent), or grant any waiver or release under or terminate in any manner (if such granting or termination shall be materially adverse to the Lenders and L/C Issuers taken as a whole (as deter- mined in good faith by Parent)), the Organization Documents of any Loan Party. (b) Make, or agree or offer to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on the loans under any In- debtedness of Parent or any Subsidiary that is expressly subordinate to the Obligations, or is secured by Junior Liens on the Collateral, or any Indebtedness that Refinances the foregoing pursuant to clause (i) below (“Junior Financ- ing”), or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination in respect of any Junior Financing, except for (i) Refinancings with Permitted Refinancing Indebtedness, (ii) payments of regularly scheduled interest and fees due thereunder, other non-accelerated and non-principal payments thereun- der, scheduled payments thereon necessary to avoid the Junior Financing to constitute “applicable high yield dis- count obligations” within the meaning of Section 163(i)(1) of the Code, and payment of principal on the scheduled maturity date of any Junior Financing, (iii) the conversion or exchange of any Junior Financing to Equity Interests (other than Disqualified Stock) of Parent, (iv) so long as no Event of Default has occurred and is continuing or would result therefrom, payments or distributions in respect of Junior Financings prior to their scheduled maturity made, in an aggregate amount, not to exceed (x) the greater of (1) $60,000,000 and (2) 20% of EBITDA on a Pro Forma Basis for the most recently ended Test Period plus (y) the portion, if any, of the Cumulative Credit on the date of such election that Parent elects to apply to this Section 6.09(b)(iv), such election to be specified in a written notice of a Responsible Officer of Parent calculating in reasonable detail the amount of Cumulative Credit immedi- ately prior to such election and the amount thereof elected to be applied; provided that, in the case of any payment or distribution made pursuant to this Section 6.09(b)(iv) made in reliance on clause (a) or (b) of the definition of “Cu- mulative Credit”, the Total Net Leverage Ratio shall not exceed 3.00:1.00 calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period; and (v) so long as no Event of Default has occurred and is continu- ing or would result therefrom, other payments or distributions in respect of Junior Financings prior to their sched- uled maturity; provided that the Total Net Leverage Ratio shall not exceed 2.25:1.00 calculated on a Pro Forma Ba- sis as of the last day of the most recently ended Test Period. (c) Amend or modify, or permit the amendment or modification of, any provision of Junior Financing that constitutes Material Indebtedness or any agreement, document or instrument evidencing or relating thereto, other than amendments or modifications that (i) are not materially adverse to Lenders and L/C Issuers taken as a whole (as determined in good faith by Parent) and that do not affect the subordination or payment provisions thereof (if any) in a manner adverse to the Lenders and L/C Issuers taken as a whole (as determined in good faith by Parent) or (ii) otherwise comply with the definition of “Permitted Refinancing Indebtedness.” SECTION 6.10. Financial Performance Covenant. With respect to Term A Loans and Revolving Facility Loans, commencing with the Test Period ending on March 31, 2023, permit the Total Net Leverage Ratio on the last day of each Test Period on a Pro Forma Basis to exceed (i) in the case of any fiscal quarter ending on March 31, 2023 or thereafter, but prior to September 30, 2024, 4.50 to 1.00 and (ii) in the case of any fiscal quarter ending on September 30, 2024 or thereafter, 4.00 to 1.00; pro- vided, that, at the option of Parent, for each of the four fiscal quarters immediately following a Material Acquisition, commencing with the fiscal quarter in which such Material Acquisition was consummated (such period of increase, the “Leverage Increase Period”), the ratio set forth above shall be increased by 0.50; provided, further that there shall only be two (2) Leverage Increase Periods. SECTION 6.11. Limitation on Dividend Blockers and Other Negative Pledges. Permit (i) any Material Subsidiary to enter into any agreement or instrument that by its terms restricts the payment of dividends or distributions or the making of cash advances to Parent or any Subsidiary that is a direct or indirect parent of such Subsidiary or (ii) any Loan Party to enter into any agreement or instrument that by its terms

-131- restricts the granting of Liens by such Loan Party pursuant to the Security Documents, in each case other than those arising under any Loan Document, except, in each case, restrictions existing by reason of: (a) restrictions imposed by applicable law; (b) contractual encumbrances or restrictions in effect on the Closing Date under Indebtedness existing on the Closing Date and set forth on Schedule 6.01, or any agreements related to any Permitted Refinancing Indebtedness in respect of any such Indebtedness that does not materially expand the scope of any such encumbrance or restriction; (c) customary provisions in joint venture agreements and other similar agreements entered into in the ordinary course of business; (d) any restrictions imposed by any agreement relating to secured Indebtedness permitted by this Agreement to the extent that such restrictions apply only to the property or assets securing such Indebt- edness; (e) any restrictions imposed by any agreement relating to Indebtedness incurred pursuant to Section 6.01(h), (i) or (q) or Permitted Refinancing Indebtedness in respect thereof, in each case, to the ex- tent such restrictions are not more restrictive, taken as a whole, than the restrictions contained in the Loan Documents; (f) customary provisions contained in leases or licenses of intellectual property and other similar agreements entered into in the ordinary course of business; (g) customary provisions restricting subletting or assignment of any lease governing a lease- hold interest; (h) customary provisions restricting assignment of any agreement entered into in the ordinary course of business; (i) customary restrictions and conditions contained in any agreement relating to the sale, transfer, lease or other disposition of any asset permitted under Section 6.05 pending the consummation of such sale, transfer, lease or other disposition; (j) customary restrictions and conditions contained in the document relating to any Lien, so long as (1) such Lien is a Permitted Lien and such restrictions or conditions relate only to the specific asset subject to such Lien and (2) such restrictions and conditions are not created for the purpose of avoiding the restrictions imposed by this Section 6.09; (k) customary net worth provisions contained in Real Property leases entered into by Parent or any Subsidiary so long as Parent has determined in good faith that such net worth provisions would not reasonably be expected to impair the ability of Parent and its Subsidiaries to meet their ongoing obliga- tions; (l) any agreement in effect at the time such subsidiary becomes a Subsidiary, so long as such agreement was not entered into in contemplation of such person becoming a Subsidiary; (m) restrictions in agreements representing Indebtedness permitted under Section 6.01 of a Subsidiary that is not a Loan Party; (n) customary restrictions on leases, subleases, licenses or Equity Interests or asset sale agreements otherwise permitted hereby as long as such restrictions relate to the Equity Interests and assets subject thereto;

-132- (o) restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business; (p) any encumbrances or restrictions of the type referred to in Sections 6.09(c)(i) and 6.09(c)(ii) above imposed by any amendments, modifications, restatements, renewals, increases, supple- ments, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (a) through (o) above; provided that such amendments, modifications, restatements, renewals, in- creases, supplements, refundings, replacements or refinancings are, in the good faith judgment of Parent, no more restrictive with respect to such dividend and other payment restrictions than those contained in the dividend or other payment restrictions prior to such amendment, modification, restatement, renewal, in- crease, supplement, refunding, replacement or refinancing. SECTION 6.12. No Other “Designated Senior Debt”. Designate, or permit the designation of, any Indebtedness as “Designated Senior Debt” or any other similar term for the purpose of the definition of the same or the subordination provisions contained in any indenture govern- ing any senior subordinated notes permitted to be incurred hereunder that constitute Material Indebtedness other than (a) the Obligations under this Agreement and the other Loan Documents, (b) any Permitted Refinancing Indebt- edness thereof and (c) any series of Other First Lien Debt. SECTION 6.13. Changes in Fiscal Year. Permit the fiscal year of Parent to end on a day other than December 31; provided, however, that Parent may, upon written notice to the Administrative Agent, change its fiscal year to end on any other day reasonably ac- ceptable to the Administrative Agent, in which either case, Parent and the Administrative Agent will, and are hereby authorized by the Lenders and L/C Issuers to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year. ARTICLE VII EVENTS OF DEFAULT SECTION 7.01. Events of Default. In case of the happening of any of the following events (each, an “Event of Default”): (a) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or any certificate or document delivered pursuant hereto or thereto shall prove to have been false or misleading in any material respect when so made or deemed made; (b) default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise; (c) default shall be made in the payment of any interest on any Loan or on any L/C Obliga- tion or in the payment of any Fee or any other amount (other than an amount referred to in paragraph (b) above) due under any Loan Document, when and as the same shall become due and payable, and such de- fault shall continue unremedied for a period of five Business Days; (d) default shall be made in the due observance or performance by Parent or the Borrower of any covenant, condition or agreement contained in Section 5.01(a), 5.05(a) or the second sentence of Sec- tion 5.08 or in Article VI; provided, that any breach of any Financial Performance Covenant shall not, by itself, constitute a Default or an Event of Default under any Non-Covenant Facility and the Loans under any Non-Covenant Facility may not be accelerated as a result thereof unless a Covenant Facility Accelera- tion has occurred;

-133- (e) default shall be made in the due observance or performance by the any Loan Party of any covenant, condition or agreement contained in any Loan Document (other than those specified in para- graphs (b), (c) and (d) above) and such default shall continue unremedied for a period of 30 days after the earlier of (i) a Responsible Officer of Parent becomes aware thereof of and (ii) notice thereof from the Ad- ministrative Agent to Parent (which notice will be given at the request of any Lender); (f) (i) any event or condition occurs that (A) results in any Material Indebtedness becoming due prior to its scheduled maturity or (B) enables or permits (with all applicable grace periods having ex- pired) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; or (ii) Parent or any Material Subsidiary shall fail to pay the principal of any Material Indebtedness at the stated final maturity thereof, and in each case any such failure under this clause (f) is unremedied and is not waived by the holders of such Indebtedness prior to the Required Lenders having requested that the Administrative Agent pursue remedies pursuant to this Sec- tion 7.01 as a result of an Event of Default having occurred pursuant to this clause (f); provided that this clause (f) shall not apply to (1) any Swap Agreement termination or equivalent events or (2) secured In- debtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness; (g) there shall have occurred a Change of Control; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Parent or any Material Subsidiary, or of a substantial part of the property or assets of Parent or any Material Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, in- solvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Parent or any Material Subsidiary or for a substantial part of the property or assets of Parent or any Material Subsidiary or (iii) the winding-up or liquidation of Parent or any Mate- rial Subsidiary (other than as permitted hereunder); and such proceeding or petition shall continue un- dismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; (i) Parent or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) con- sent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (h) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Parent or any Material Subsidiary or for a substantial part of the property or assets of Parent or any Material Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) become unable or admit in writing its inability or fail generally to pay its debts as they become due; (j) the failure by Parent or any Material Subsidiary to pay one or more final judgments ag- gregating in excess of the greater of (x) $66,250,000 and (y) 25% of EBITDA on a Pro Forma Basis for the Test Period most recently ended (in each case, to the extent not covered by insurance), which judgments are not discharged or effectively waived or stayed for a period of 60 consecutive days, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Parent or any Material Subsidiary to enforce any such judgment; (k) (i) a trustee shall be appointed by a United States district court to administer any Plan, (ii) an ERISA Event or ERISA Events shall have occurred with respect to any Plan or Multiemployer Plan, (iii) the PBGC shall institute proceedings (including giving notice of intent thereof) to terminate any Plan or Plans, (iv) Parent or any of its Subsidiaries or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is insolvent or is being terminated, within the mean-

-134- ing of Title IV of ERISA or (v) Parent or any of its Subsidiaries shall engage in any “prohibited transac- tion” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan that would sub- ject Parent or any of its Subsidiaries to tax; and in each case in clauses (i) through (v) above, such event or condition, together with all other such events or conditions, if any, would reasonably be expected to have a Material Adverse Effect; (l) (i) any material provision of any Loan Document, at any time after its execution and de- livery and for any reason other than as expressly permitted hereunder or thereunder or Payment in Full, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the va- lidity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or (ii) any Security Document, at any time after its execu- tion and delivery, shall for any reason (other than pursuant to the terms thereof) cease to create a valid Lien on any material portion of the Collateral purported to be covered thereby (perfected as or having the prior- ity required by this Agreement or the relevant Security Document and subject to such limitations and re- strictions as are set forth herein and therein), in each case except to the extent that any such loss of effec- tiveness, attachment, perfection or priority results from the limitations of foreign laws, rules and regulations as they apply to pledges of Equity Interests in Subsidiaries or the application thereof, or except from the failure of the Collateral Agent (or its agent or bailee) to maintain possession or control of Collateral, to make initial or continuation filings under the Uniform Commercial Code or other applicable law or as a result of Payment in Full; or (m) (i) either (x) the First Amendment Acquisition is not consummated in accordance with the terms of the Acquisition Agreement (as defined in the First Amendment) within two Business Days af- ter the First Amendment Effective Date (an “Acquisition Closing Failure”) or (y) the Target Refinancing is not consummated within five Business Days after the First Amendment Effective Date (a “Refinancing Failure”) and (ii) any amounts are still outstanding under the Incremental Term B Loan Facility within one Business Day following either an Acquisition Closing Failure or a Refinancing Failure; then, and in every such event (other than an event with respect to Parent or the Borrower described in paragraph (h) or (i) above), and at any time thereafter during the continuance of such event, the Administrative Agent, at the re- quest of the Required Lenders (provided, that in the case of an Event of Default under Section 6.10, only the Re- quired Covenant Lenders may so request unless the first proviso to paragraph (d) above is applicable), shall, by no- tice to Parent, take any or all of the following actions, at the same or different times: (i) terminate forthwith the Commitments, (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, where- upon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Docu- ment, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding and (iii) demand cash collateral pursuant to Section 2.26; and in any event with respect to Parent or the Borrower described in paragraph (h) or (i) above, the Commitments shall auto- matically terminate, the principal of the Loans then outstanding, together with accrued interest thereon and any un- paid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable and the Administrative Agent shall be deemed to have made a demand for Cash Collateral to the full extent permitted under Section 2.26, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding. In the case of an Event of Default under paragraph (d) above arising with respect to a failure to comply with any Financial Performance Covenant, and at any time thereaf- ter during the continuance of such event, unless the conditions of the first proviso contained in paragraph (d) above have been satisfied, the Administrative Agent, at the request of the Required Covenant Lenders, shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments under the Covenant Facilities and (ii) declare the Loans then outstanding under the Covenant Facili- ties to be forthwith due and payable in whole or in part, whereupon the principal of such Loans under the Covenant Facilities so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder with respect to such Loans, shall become forthwith due and

-135- payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding. SECTION 7.02. Application of Funds. After the exercise of remedies provided for in Section 7.01 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automati- cally been required to be Cash Collateralized as set forth in Section 7.01), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.16 and 2.17, be applied by the Administrative Agent in the following order: First, to payment of that portion of the Secured Obligations constituting fees, indemnities, ex- penses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Section 2.18) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Secured Obligations constituting fees, indemnities, all amounts owed pursuant to Erroneous Payment Subrogation Rights and other amounts (other than principal, interest and L/C Participation Fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer (including fees and time charges for attorneys who may be employees of any Lender or the L/C Issuer)) arising under the Loan Documents and amounts payable under Sections 2.16, 2.17 and 2.18, ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid L/C Participation Fees and interest on the Loans, Unreimbursed L/C Disbursements and other Secured Obliga- tions arising under the Loan Documents, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans, Unreimbursed L/C Disbursements and Secured Obligations then owing under Swap Agreements and Cash Management Agreements, ratably among the Lenders, the L/C Issuer and the Secured Parties in respect of the Secured Cash Management Agreements and Secured Swap Agreements in proportion to the respective amounts described in this clause Fourth held by them; Fifth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that por- tion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Sections 2.26 and 2.27; and Last, the balance, if any, after all of the Obligations have been indefeasibly Paid in Full, to the Borrower or as otherwise required by Law. Subject to Sections 2.26 and 2.27, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Se- cured Obligations, if any, in the order set forth above. Notwithstanding the foregoing, (a) amounts received from any Subsidiary Loan Party that is not a Qualified Eligible Contract Participant Guarantor shall not be applied to the Secured Obligations that are Excluded Swap Obli- gations (it being understood, that in the event that any amount is applied to Secured Obligations other than Excluded Swap Obligations as a result of this clause (a), the Administrative Agent shall make such adjustments as it deter- mines are appropriate to distributions pursuant to the above from amounts received from Qualified Eligible Contract Participant Guarantors to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Se- cured Obligations described in the above by the holders of any Excluded Swap Obligations are the same as the pro- portional aggregate recoveries with respect to other Secured Obligations pursuant to the above) and (b) Secured Ob- ligations arising under Secured Cash Management Agreements and Secured Swap Agreements shall be excluded

-136- from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may reasonably request, from the applicable Se- cured Party with respect to the applicable Cash Management Agreement or Swap Agreement, as the case may be. Each Secured Party with respect to each Cash Management Agreement or Swap Agreement not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article VIII hereof for itself and its Affiliates as if a “Lender” party hereto. ARTICLE VIII THE AGENTS SECTION 8.01. Appointment. (a) Each Lender (in its capacity as a Lender and on behalf of itself and its Affiliates as potential coun- terparties to Secured Cash Management Agreements and Secured Swap Agreements) and each L/C Issuer hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents and irrevocably authorizes the Administrative Agent, in such capacity, to take such ac- tion on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than the United States, each of the Lenders and the L/C Issu- ers hereby grants to the Collateral Agent any powers of attorney required to execute any Security Document gov- erned by the laws of such jurisdiction on such Lender’s or L/C Issuer’s behalf. Notwithstanding any provision to the contrary elsewhere in this Agreement or any other Loan Document, the Administrative Agent shall not have any du- ties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. For Mexican law purposes, each Lender and each L/C Issuer hereby grants to the Administrative Agent a comisión mercantil con representación in accordance with Articles 273, 274, and other applicable Articles of the Commerce Code (Código de Comercio) of the United Mexican States to act on its behalf as its agent in connection with this Agreement or any other Loan Document in the terms and for the purposes set forth in this Section 8.01. (b) The Administrative Agent, each Lender (in its capacity as a Lender and on behalf of itself and its Affiliates as potential counterparties to Secured Cash Management Agreements and Secured Swap Agreements), the Swingline Lender and each L/C Issuer hereby irrevocably designate and appoint the Collateral Agent as the agent with respect to the Collateral, and each of the Administrative Agent, each Lender, the Swingline Lender and each L/C Issuer irrevocably authorizes the Collateral Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Loan Documents, to- gether with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or any other Loan Document, the Collateral Agent shall not have any duties or respon- sibilities except those expressly set forth herein, or any fiduciary relationship with any of the Administrative Agent, the Lenders, the Swingline Lender or any L/C Issuers, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Collateral Agent. SECTION 8.02. Delegation of Duties. Each Agent may each execute any of its duties under this Agreement and the other Loan Documents by or through agents, sub-agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters per- taining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in- fact selected by it with reasonable care. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in con- nection with the syndication of the credit facilities provided for herein as well as activities as Agent.

-137- SECTION 8.03. Exculpatory Provisions. No Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the forego- ing, no Agent: (i) shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (ii) shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Docu- ments that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number of percentage of the Lenders as shall be expressly provided for herein or in the other Loan Docu- ments, or as such Agent shall believe in good faith shall be necessary under the circumstances as provided in Sections 7.01 and 9.08), provided that such Agent shall not be required to take any action that, in its judgment or the judgment of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Par- ent or any of its Affiliates that is communicated to or obtained by the Person serving as such Agent or any of its Affiliates in any capacity. No Agent shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 7.01 and 9.08), (ii) in con- nection with making or not making Puerto Rico Filings on behalf of each Lender as authorized by such Lender un- der Section 8.01(a) hereof or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. No Agent shall be deemed to have knowledge of any Default unless and until notice describing such Default is given to such Agent by Parent, a Lender or an L/C Issuer. No Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agree- ment, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any con- dition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be de- livered to such Agent. Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement with refer- ence to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom and is in- tended to create or reflect only an administrative relationship between independent contracting parties. SECTION 8.04. Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in, and shall not incur any liability for, re- lying upon, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, facsimile, telex or teletype message, statement, order or other document or instruction believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including counsel to Parent), independent accountants and other experts selected by such Agent. Each

-138- Agent may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person or persons, and shall not incur any liability for relying thereon. Each Agent may deem and treat the Lender specified in the Register with respect to any amount owing hereunder as the owner thereof for all pur- poses unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Adminis- trative Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursu- ant thereto shall be binding upon all the Lenders and all future holders of the Loans. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or L/C Issuer unless the Administrative Agent shall have received notice to the con- trary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. SECTION 8.05. Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of De- fault hereunder unless such Agent has received notice from a Lender or Parent referring to this Agreement, describ- ing such Default or Event of Default and stating that such notice is a “notice of default.” In the event that the Ad- ministrative Agent receives such a notice, it shall give prompt notice thereof to the Lenders and the Collateral Agent. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders, provided that unless and until the Administrative Agent shall have re- ceived such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Agreement requires that such action be taken only with the approval of the Required Lenders or each of the Lenders, as applicable. SECTION 8.06. Non-Reliance on Administrative Agent, Collateral Agent and Other Lenders. Each Lender expressly acknowledges that no Agent or Additional Agent or any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by any Agent or Additional Agent hereinafter taken, including any review of the affairs of Parent or any other Loan Party, shall be deemed to constitute any representation or warranty by such Agent or Additional Agent to any Lender, the Swingline Lender or any L/C Issuer. Each Lender, the Swingline Lender and each L/C Issuer represents to each Agent and Additional Agent that it has, independently and without reliance upon any Agent, Additional Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and credit- worthiness of the Borrower and other Loan Parties and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent, Additional Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lend- ers by the Administrative Agent hereunder, no Agent or Additional Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, assets, operations, properties, fi- nancial condition, prospects or creditworthiness of the Borrower or any other Loan Party that may come into the possession of any Agent or Additional Agent or any of their officers, directors, employees, agents, attorneys-in-fact or Affiliates.

-139- SECTION 8.07. Indemnification. The Lenders agree to indemnify each Agent, each in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective por- tions of the total Term Loans and Revolving Facility Commitments (or, if the Revolving Facility Commitments shall have terminated, in accordance the Revolving Facility Credit Exposures) held on the date on which indemnification is sought, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (including at any time following the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of the Commitments, this Agreement, any of the other Loan Documents, or any documents (including any inter- creditor agreement) contemplated by or referred to herein or therein, the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing, including any action or inaction taken by the Administrative Agent in making or not making the Puerto Rico Filings; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penal- ties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent’s gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. The agreements in this Section 8.07 shall survive the payment of the Loans and all other amounts payable hereunder. SECTION 8.08. Agents in their Individual Capacity. Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and any other Loan Party as though such persons were not an Agent hereunder and un- der the other Loan Documents. With respect to the Loans made by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include the Administrative Agent and the Collateral Agent in their individual capacities. SECTION 8.09. Successor Agents. Each Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and Parent. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, subject to the reasonable consent of Parent so long as no Event of Default under Section 7.01(h) or (i) is continuing, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such ap- pointment within 30 days after the retiring Agent gives notice of its resignation (or such earlier date as shall be agreed by the Required Lenders, the “Resignation Effective Date”), then the retiring Agent may, on behalf of the Lenders and the L/C Issuer, appoint a successor Agent meeting the qualifications set forth above; provided that (a) in no event shall such successor Agent be a Defaulting Lender or Ineligible Institution and (b) whether or not a suc- cessor has been appointed such resignation shall become effective in accordance with such notice on the Resignation Effective Date and (1) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except in the case of the Collateral Agent holding collateral security on behalf of any Se- cured Parties, the retiring Collateral Agent shall continue to hold such collateral security as nominee until such time as a successor Collateral Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through such Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time as the Required Lenders appoint a successor Agent as provided for above in this Section. Upon the ac- ceptance of a successor’s appointment as an Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent (other than any rights to indem- nity payments or other amounts owed to the retiring Administrative Agent as of the Resignation Effective Date), and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Docu- ments (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower (following the effectiveness of such appointment) to such Agent shall be the same as those payable to its predeces- sor unless otherwise agreed between the Borrower and such successor. After the retiring Agent’s resignation here- under and under the other Loan Documents, the provisions of this Article VIII and Section 9.05 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any ac- tions taken or omitted to be taken by any of them (i) while the retiring Agent was acting as an Agent and (ii) in re- spect of any actions taken in connection with transferring the agency to any successor Administrative Agent.

-140- Any resignation by Truist Bank as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer and Swingline Lender. The retiring L/C Issuer and Swingline Lender shall be discharged from all of their respective duties and obligations under the Loan Documents. Upon such resignation, Truist Bank shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to fund risk participations in Unreimbursed L/C Disbursements pursuant to Section 2.05(e)). Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the re- tiring L/C Issuer and Swingline Lender and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit. SECTION 8.10. Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obliga- tion or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect, in the applicable currency of such recovery or payment. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive Payment in Full and the termination of this Agreement. SECTION 8.11. Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obli- gation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by inter- vention in such proceeding or otherwise (i) to file and prove a claim for the whole amount of the principal and interest ow- ing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lend- ers, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Adminis- trative Agent under Article II or Section 9.05) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disburse- ments and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Admin- istrative Agent under Article II and Section 9.05.

-141- Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer or in any such proceeding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satis- faction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar laws in any other jurisdic- tions to which a Loan Party is subject, (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or oth- erwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contin- gent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehi- cles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (pro- vided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.08(b) of this Agreement), (iii) the Administrative Agent shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Obligations to be credit bid, all without the need for any Secured Party or acquisition vehicle to take any further action, and (iv) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehi- cle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automati- cally be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be can- celled, without the need for any Secured Party or any acquisition vehicle to take any further action. SECTION 8.12. Collateral and Guaranty Matters. Without limiting the provisions of Section 8.11, the Lenders and the L/C Issuer irrevocably authorize the Administrative Agent or the Collateral Agent, as applicable, at its option and in its discretion, (a) to release (i) any Guarantor from its obligations under the Guarantee Agreement and (ii) any Lien on any property granted to or held by the Collateral Agent under any Loan Document if approved, authorized or ratified in writing in accordance with Section 9.08, or pursuant to Section 9.18, and (b) to subordinate any Lien on any property granted to or held by the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(i) or (j). Upon request by the Administrative Agent or the Collateral Agent, as applicable, at any time, the Re- quired Lenders will confirm in writing the Collateral Agent’s authority to release a Guarantor from the Guarantee Agreement or its interest in particular types or items of property in accordance with this Section. The Lenders and the L/C Issuer irrevocably agree that (x) the Collateral Agent may, without any further consent of any Lender, enter into or amend (i) the First Lien Intercreditor Agreement and/or (ii) any intercreditor agreement with the collateral agent or other representatives of the holders of Indebtedness that is permitted to be secured by a Junior Lien on the Collateral that is permitted under this Agreement, (y) the Collateral Agent may rely exclusively on a certificate of a Responsible Officer of Parent as to whether any such other Liens are permitted and (z) any such intercreditor agree- ment referred to in clause (x) above, entered into by the Collateral Agent, shall be binding on the Secured Parties. No Agent shall have any responsibility for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the

-142- Collateral Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall any Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. SECTION 8.13. Additional Agents. None of the Additional Agents shall have any duties or responsibilities hereunder in its capacity as such, but shall be entitled to the indemnities and exculpatory provisions of the Administrative Agent set forth in Sec- tions 8.03, 8.06, 8.07 and 8.08 as if such provisions referred to the Additional Agents mutatis mutandis. The Addi- tional Agents are express third-party beneficiaries of such provisions of the Loan Documents. SECTION 8.14. Intercreditor Agreements and Collateral Matters. The Lenders hereby agree that Truist Bank (and any successor Collateral Agent under the Security Docu- ments) shall be permitted to serve as Collateral Agent for both the Secured Parties and the Other First Lien Secured Parties under the Security Documents, the First Lien Intercreditor Agreement and any Junior Lien Intercreditor Agreement. Each Lender hereby consents to Truist Bank and any successor serving in such capacity and agrees not to assert any claim (including as a result of any conflict of interest) against Truist Bank, or any such successor, aris- ing from the role of the Collateral Agent under the Security Documents, the First Lien Intercreditor Agreement and any Junior Lien Intercreditor Agreement so long as the Collateral Agent is either acting in accordance with the ex- press terms of such documents or otherwise has not engaged in gross negligence or willful misconduct as deter- mined by a final non-appealable judgment of a court of competent jurisdiction. SECTION 8.15. Withholding Taxes. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender, Swingline Lender or L/C Issuer an amount equivalent to any applicable withholding Tax. Without lim- iting or expanding the provisions of Section 2.18(a) or (c), each Lender, Swingline Lender and L/C Issuer shall in- demnify the Administrative Agent against, and shall make payable in respect thereof within 15 days after demand therefor, any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the Internal Revenue Service or any other Governmental Authority as a result of the failure of the Admin- istrative Agent to properly withhold Tax from amounts paid to or for the account of any Lender, Swingline Lender or L/C Issuer for any reason (including because the appropriate documentation was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that ren- dered the exemption from, or reduction of withholding Tax ineffective). A certificate as to the amount of such pay- ment or liability delivered to any Lender, Swingline Lender or L/C Issuer by the Administrative Agent shall be con- clusive absent manifest error. Each Lender, Swingline Lender and L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender, Swingline Lender or L/C Issuer under this Agreement, any other Loan Document or otherwise against any amount due the Administrative Agent under this Section 8.15. The agreements in this Section 8.15 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, Swingline Lender or L/C Issuer, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. SECTION 8.16. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participa- tion in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,

-143- (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Man- ager made the investment decision on behalf of such Lender to enter into, participate in, administer and per- form the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, partici- pation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding paragraph (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding paragraph (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Ad- ministrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). SECTION 8.17. Puerto Rico Filings. Each Lender hereby acknowledges that, under Puerto Rico law, it may be required to file with the Puerto Rico Treasury Department an initial and thereafter periodic filings relating to the Facilities as and to the extent re- quired by or advisable to comply with Section 1063.07 of the PR Code (the “Puerto Rico Filings”). SECTION 8.18. Erroneous Payments. (a) If the Administrative Agent notifies a Lender, an L/C Issuer or a Secured Party, or any Person who has received funds on behalf of a Lender, an L/C Issuer or a Secured Party (any such Lender, L/C Issuer, Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding paragraph (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, L/C Issuer, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Er- roneous Payment”) and demands in writing the return of such Erroneous Payment (or a portion thereof), such Erro- neous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender, L/C Issuer or Se- cured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the

-144- currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this paragraph (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding paragraph (a), each Lender, each L/C Issuer, each Se- cured Party, or any other Person who has received funds on behalf of a Lender, an L/C Issuer or any Secured Party, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, pre- payment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of pay- ment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such pay- ment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, L/C Issuer or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be pre- sumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender, L/C Issuer or Secured Party shall (and shall cause any other recipi- ent that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pur- suant to this Section 8.18(b). (c) Each Lender (and its Affiliates), L/C Issuer and Secured Party hereby authorizes the Administra- tive Agent to set off, net and apply any and all amounts at any time owing to such Lender (and its Affiliates), L/C Issuer or Secured Party under any Loan Document, by the Administrative Agent to such Lender (and its Affiliates), L/C Issuer or Secured Party from any source, against any amount due to the Administrative Agent under immedi- ately preceding paragraph (a) or under the indemnification provisions of this Agreement. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding paragraph (a), from any Lender or L/C Issuer that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender or L/C Issuer at any time, (i) such Lender or L/C Issuer shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Errone- ous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Er- roneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Acceptance (or, to the extent appli- cable, an agreement incorporating an Assignment and Acceptance by reference pursuant to a Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency As- signment, and such Lender or L/C Issuer shall deliver any promissory notes evidencing such Loans to the Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender or L/C Issuer, as applicable, hereunder with respect to such Erroneous Pay- ment Deficiency Assignment and the assigning Lender or assigning L/C Issuer shall cease to be a Lender or L/C Is- suer, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the

-145- avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Com- mitments which shall survive as to such assigning Lender or assigning L/C Issuer, and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assign- ment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender or L/C Issuer shall be reduced by the net proceeds of the sale of such Loan (or por- tion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender or L/C Issuer (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender or L/C Issuer and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be eq- uitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender, L/C Issuer or Secured Party under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”). (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or oth- erwise satisfy any Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making such Erroneous Payment. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set- off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 8.18 shall survive the resigna- tion or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or L/C Issuer, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Ob- ligations (or any portion thereof) under any Loan Document. ARTICLE IX MISCELLANEOUS SECTION 9.01. Notices; Communications. (a) Except in the case of notices and other communications expressly permitted to be given by tele- phone (and except as provided in Section 9.01(b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to any Loan Party, the Administrative Agent, the L/C Issuer or the Swingline Lender, to the address, facsimile number, electronic mail address or telephone number specified for such person on Schedule 9.01; and (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire. (b) Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail, FpML Messaging and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices

-146- to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or Parent may, in its discretion, agree to accept notices and other communications to it hereun- der by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. (c) Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received. Notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Unless the Administrative Agent otherwise pre- scribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (d) Any party hereto may change its address or facsimile number for notices and other communica- tions hereunder by notice to the other parties hereto. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. (e) Documents required to be delivered pursuant to Section 5.04 may be delivered electronically (in- cluding as set forth in Section 9.17) and if so delivered, shall be deemed to have been delivered on the date (i) on which Parent posts such documents, or provides a link thereto on Parent’s website on the Internet at the website ad- dress listed on Schedule 9.01, or (ii) on which such documents are posted on Parent’s behalf on an Internet or intra- net website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third- party website or whether sponsored by the Administrative Agent); provided, that (A) Parent shall deliver paper cop- ies of such documents to the Administrative Agent or any Lender that requests Parent to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender, and (B) Parent shall notify the Administrative Agent (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Except for certificates required by Section 5.04(c), the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by Parent with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it and maintaining its copies of such documents. (f) The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices, Borrowing Requests, Letter of Credit Applications and Swingline Borrow- ing Requests) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall in- demnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administra- tive Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such re- cording. SECTION 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties herein, in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative

-147- Agent, the Lenders and each L/C Issuer and shall survive the making by the Lenders of the Loans, the execution and delivery of the Loan Documents and the issuance of the Letters of Credit, regardless of any investigation made by such persons or on their behalf, and notwithstanding that the Administrative Agent, the L/C Issuer or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or L/C Obligation or any Fee or any other amount payable under this Agreement or any other Loan Docu- ment is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not been terminated. Without prejudice to the survival of any other agreements contained herein, indemnification and reim- bursement obligations contained herein (including pursuant to Sections 2.16, 2.18, 8.07 and 9.05) shall survive the Payment in Full, any assignment of rights by, or the replacement of, a Lender, the expiration of the Letters of Credit and the termination of the Commitments or this Agreement. SECTION 9.03. Effectiveness. This Agreement shall become effective when it shall have been executed by the parties hereto and when the Administrative Agent shall have received copies hereof which, when taken together, bear the signatures of each of the other parties hereto. SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, the Indemnitees and their respective successors and assigns permitted hereby (including any Affiliate of the L/C Issuer that issues any Letter of Credit), except that (i) neither Parent nor the Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent, each L/C Issuer and each Lender (and any attempted assignment or transfer by Parent or the Borrower without such con- sent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the parties hereto, their respective successors and assigns permitted hereby (in- cluding any Affiliate of the L/C Issuer that issues any Letter of Credit), Participants (to the extent provided in clause (c) of this Section 9.04), and, to the extent expressly contemplated hereby, the Additional Agents and the Related Parties of each of the Agents, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement or the other Loan Documents. (b) (i) Subject to the conditions set forth in clause (b)(ii) below, any Lender may assign to one or more Eligible Persons (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (in- cluding all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of: (A) the Borrower; provided, that no consent of the Borrower shall be required for an assign- ment to a Lender, an Affiliate of a Lender, an Approved Fund (as defined below) or, if an Event of Default under Section 7.01(b), (c), (h) or (i) has occurred and is continuing, any other person; provided, further that notwithstanding anything in this Section 9.04 to the contrary, if the Borrower has not given the Administra- tive Agent written notice of its objection to an assignment of Loans within ten (10) Business Days after written notice to the Borrower, the Borrower shall be deemed to have consented to such assignment; (B) the Administrative Agent; provided, that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund; and (C) each L/C Issuer and the Swingline Lender; provided, that no consent of any L/C Issuer and the Swingline Lender shall be required for an assignment of all or any portion of a Term Loan. (ii) Assignments shall be subject to the following additional conditions:

-148- (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans under any Facility, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than (x) $1,000,000 in the case of Term Loans (and shall be in an amount of an integral multiple thereof) and (y) $5,000,000 in the case of Revolving Facility Loans or Revolving Facility Commitments, unless each of the Borrower and the Administrative Agent oth- erwise consent; provided, that (1) no such consent of the Borrower shall be required if an Event of Default under Section 7.01(b), (c), (h) or (i) has occurred and is continuing and (2) such amounts shall be aggre- gated in respect of each Lender and its Affiliates or Approved Funds (with simultaneous assignments to or by two or more Related Funds being treated as one assignment), if any; (B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance via an electronic settlement system acceptable to the Administrative Agent (or, if required by the Administrative Agent, manually), and shall pay to the Administrative Agent a pro- cessing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent); (C) the Assignee, if it shall not already be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and any tax documentation required to be delivered pursuant to Section 2.18; and (D) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commit- ment assigned, except that this clause (ii) shall not apply to the Swingline Lender’s rights and obligations in respect of Swingline Loans. For the purposes of this Section 9.04, “Approved Fund” means any person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an en- tity or an Affiliate of an entity that administers or manages a Lender. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(v) below, from and after the effective date specified in each Assignment and Acceptance the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such As- signment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.16, 2.17, 2.18 and 9.05 (subject to the limitations and requirements of those Sections)). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (c) of this Section 9.04. (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and related interest amounts) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Regis- ter”). The entries in the Register shall be conclusive absent manifest error, and the Loan Parties, the Administrative Agent, the L/C Issuer and the Lenders shall treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by any Lender (with respect to such Lender’s own interests only), the Bor- rower and the L/C Issuer at any reasonable time and from time to time upon reasonable prior notice. (v) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an Assignee, the Assignee’s completed Administrative Questionnaire (unless the Assignee shall already be a

-149- Lender hereunder), all applicable tax documentation, the processing and recordation fee referred to in clause (b)(ii)(B) of this Section and any written consent to such assignment required by clause (b)(i) of this Section, the Administrative Agent promptly shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment, whether or not evidenced by a promissory note, shall be effective for pur- poses of this Agreement unless it has been recorded in the Register as provided in this clause (b)(v). (c) (i) Any Lender, the L/C Issuer or the Swingline Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more Eligible Persons (a “Participant”) in all or a portion of such Lender’s, L/C Issuer’s or Swingline Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Loan Parties, the Administrative Agent, the L/C Issuer and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obli- gations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents; pro- vided, that (x) such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly affected thereby pur- suant to clause (i), (ii) or (iii) of the first proviso to Section 9.08(b) and (2) directly affects such Participant (but, for the avoidance of doubt, not any waiver of any Default or Event of Default other than any payment Default or Event of Default) and (y) no other agreement with respect to amendment, modification or waiver may exist between such Lender and such Participant. Subject to paragraph (c)(ii) of this Section 9.04, the Borrower agrees that each Partici- pant shall be entitled to the benefits of Sections 2.16, 2.17 and 2.18 (subject to the limitations and requirements of those Sections (it being understood that any documentation required to be provided under Section 2.18 shall be pro- vided solely to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 9.04(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.06 as though it were a Lender; provided such Participant shall be subject to Section 2.19(c) as though it were a Lender. (ii) A Participant shall not be entitled to receive any greater payment under Section 2.16, 2.17 or 2.18 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Partici- pant, unless the sale of the participation to such Participant is made with Borrower’s prior written consent (not to be unreasonably withheld or delayed). (iii) If the Lender shall sell a participation, it shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the princi- pal amounts (and related interest) of each Participant’s interest in the Loans or other obligations under this Agree- ment or any other Loan Document (the “Participant Register”); provided that the Lender shall have no obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitment, Loans, Letters of Credit or its other obligations under this Agreement or any other Loan Document) to any Person except to the extent that such disclosure is necessary to es- tablish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103- 1(c) and Proposed Section 1.163-5(b) of the U.S. Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and the Lender shall treat each Person whose name is recorded in the Partici- pant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank and in the case of any Lender that is an Approved Fund, any pledge or assignment to any holders of obligations owed, or securities issued, by such Lender, including to any trustee for, or any other repre- sentative of, such holders, and this Section 9.04 shall not apply to any such pledge or assignment of a security inter- est; provided, that no such pledge or assignment of a security interest shall release a Lender from any of its obliga- tions hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto.

-150- (e) The Borrower, at its expense and upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in paragraph (d) above. (f) Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Loans it may have funded hereunder to its designating Lender without the consent of the Borrower or the Administrative Agent. Each Loan Party, each Lender and the Administrative Agent hereby confirms that it will not institute against a Con- duit Lender or join any other person in instituting against a Conduit Lender any bankruptcy, reorganization, arrange- ment, insolvency or liquidation proceeding under any state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto and each Loan Party for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance. (g) If the Borrower wishes to replace the Loans or Commitments under any Facility with ones having different terms, it shall have the option, with the consent of the Administrative Agent and subject to at least three Business Days’ advance notice to the Lenders under such Facility, instead of prepaying the Loans or reducing or terminating the Commitments to be replaced, to (i) require the Lenders under such Facility to assign such Loans or Commitments to the Administrative Agent or its designees and (ii) amend the terms thereof in accordance with Sec- tion 9.08 (with such replacement, if applicable, being deemed to have been made pursuant to Section 9.08(d)). Pur- suant to any such assignment, all Loans and Commitments to be replaced shall be purchased at par (allocated among the Lenders under such Facility in the same manner as would be required if such Loans were being optionally pre- paid or such Commitments were being optionally reduced or terminated by the Borrower), accompanied by payment of any accrued interest and fees thereon and any amounts owing pursuant to Section 9.05(a). By receiving such pur- chase price, the Lenders under such Facility shall automatically be deemed to have assigned the Loans or Commit- ments under such Facility pursuant to the terms of the form of Assignment and Acceptance attached hereto as Ex- hibit B, and accordingly no other action by such Lenders shall be required in connection therewith. The provisions of this paragraph (g) are intended to facilitate the maintenance of the perfection and priority of existing security in- terests in the Collateral during any such replacement. (h) The Borrower hereby authorizes the Administrative Agent to post the list of Ineligible Institutions on the Platform for all Lenders and any Lender may provide the list to any potential assignee or participant on a con- fidential basis in accordance with Section 9.16 hereof for the purpose of verifying whether such Person is an Ineligi- ble Institution. Notwithstanding anything in the Loan Documents to the contrary, the Administrative Agent shall not be responsible (or have any liability) for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Ineligible Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (1) be obligated to ascertain, monitor or inquire as to whether any Lender or partici- pant or prospective Lender or participant is an Ineligible Institution or (2) have any liability with respect to or arising out of any assignment or participation of Loans or Commitments, or disclosure of confidential information, to any Ineligible Institution. SECTION 9.05. Expenses; Indemnity. (a) The Borrower agrees to pay (i) all reasonable documented out-of-pocket expenses (including Other Taxes) incurred by the Administrative Agent, the Collateral Agent, the Joint Lead Arrangers and the Joint Bookrunners in connection with the preparation of this Agreement and the other Loan Documents, or, with respect to the Administrative Agent and the Collateral Agent, in connection with the syndication of commitments or admin- istration of this Agreement and any amendments, modifications, supplements or waivers (or proposed amendments, modifications, supplements or waivers) of the provisions hereof or thereof, including expenses incurred in connec- tion with due diligence, the reasonable fees, charges and disbursements of counsel for the Administrative Agent, the Collateral Agent, the Joint Lead Arrangers and the Joint Bookrunners, and the reasonable fees, charges and disburse- ments of one local counsel per jurisdiction, (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Agents or any Lender in connection with the enforce- ment of this Agreement and the other Loan Documents in connection with the Loans made or Letters of Credit is- sued hereunder, including the reasonable fees, charges and disbursements of counsel for the Agents and the Lenders (including the reasonable fees, charges and disbursements of counsel for the Agents, the Joint Lead Arrangers and

-151- the Joint Bookrunners, and, if necessary, the reasonable fees, charges and disbursements of one local counsel per jurisdiction and one additional counsel for the affected persons, taken as a whole, to the extent of any actual or per- ceived conflict of interest). (b) The Borrower agrees to indemnify the Agents, the Additional Agents, each L/C Issuer, each Lender, each of their respective Affiliates and each of their respective directors, partners, officers, employees, agents, trustees and advisors (each such person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements (limited to one counsel to the Agents and their Related Parties and one local counsel to the Agents and their Related Parties in each applicable jurisdiction and, solely in the event of an actual or per- ceived conflict of interest, one additional counsel in each applicable material jurisdiction to the other Indemnitees) (except the allocated costs of in-house counsel) (collectively, “Damages”), incurred by or asserted against any In- demnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of or otherwise relating to the Transactions and the other transactions contemplated hereby and the administration of the Loan Documents, including the Puerto Rico Filings, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or pro- spective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto and regardless of whether such matter is initiated by a third-party or by Parent or any of its subsidiaries or Affiliates; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related ex- penses are determined by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee (for purposes of this proviso only, each Agent, each Additional Agent, any L/C Issuer or any Lender shall be treated as several and separate Indemnitees, but each of them together with its respective Related Parties (other than advisors), shall be treated as a single Indemnitee). Sub- ject to and without limiting the generality of the foregoing sentence, the Borrower agrees to indemnify each Indem- nitee against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel or consultant fees, charges and disbursements (limited to one counsel to the Agents and their Related Parties and one local counsel to the Agents and their Related Parties in each applicable ju- risdiction and, solely in the event of an actual or perceived conflict of interest, one additional counsel in each appli- cable material jurisdiction to the other Indemnitees) (except the allocated costs of in-house counsel), incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (A) any claim related in any way to Environmental Laws and Parent or any of its subsidiaries, or (B) any actual or alleged presence, Release or threatened Release of Hazardous Materials at, under, on, from or to any property currently or formerly owned, operated or leased by any of them; provided, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent juris- diction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or any of its Related Parties (for purposes of this proviso only, each Agent, each Additional Agent, any L/C Issuer or any Lender shall be treated as several and separate Indemnitees, but each of them together with its respective Related Parties (other than advisors), shall be treated as a single Indemnitee). None of the Indemnitees (or any of their respective affiliates) shall be responsible or liable to Parent, the Borrower or any of their respective subsidiaries, Affiliates or stockholders or any other person or entity for any special, indirect, consequential or puni- tive damages, which may be alleged as a result of the Facilities or the Transactions. The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of any Agent, any Additional Agent, any L/C Issuer or any Lender. All amounts due under this Sec- tion 9.05 shall be payable on written demand therefor accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested. (c) This Section 9.05 shall not apply to Taxes, except Taxes that represent Damages arising from a non-Tax claim (i.e., for the avoidance of doubt, indemnification under this Section 9.05 in respect of a non-Tax claim shall be made to the extent necessary to place the indemnitee in the same after-Tax position that the indem- nitee would have been in absent the occurrence of the events giving rise to such indemnification).

-152- (d) To the fullest extent permitted by applicable law, Parent and the Borrower shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions con- templated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distrib- uted by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except to the extent determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. (e) The agreements in this Section 9.05 shall survive the resignation of the Administrative Agent, any L/C Issuer, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations and the termination of this Agreement. (f) All amounts due under this Section shall be payable as promptly as practicable. SECTION 9.06. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender and each L/C Issuer is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such L/C Issuer to or for the credit or the account of Parent or any Subsidiary against any of and all the obligations of Parent or the Borrower now or hereafter existing under this Agreement or any other Loan Document held by such Lender or such L/C Issuer, irrespective of whether or not such Lender or such L/C Is- suer shall have made any demand under this Agreement or such other Loan Document and although the obligations may be unmatured. The rights of each Lender and each L/C Issuer under this Section 9.06 are in addition to other rights and remedies (including other rights of set-off) that such Lender or such L/C Issuer may have. SECTION 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN SUCH OTHER LOAN DOCUMENTS) AND ANY DISPUTES ARISING HEREUNDER OR THEREUNDER (OTHER THAN AS EXPRESSLY SET FORTH IN SUCH OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. SECTION 9.08. Waivers; Amendment. (a) No failure or delay of any Agent, any L/C Issuer or any Lender in exercising any right or power hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of each Agent, each L/C Issuer and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by Parent, the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by clause (b) below, and then such waiver or con- sent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on Parent, the Borrower or any other Loan Party in any case shall entitle such person to any other or further notice or demand in similar or other circumstances. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, any Lender or the L/C Issuer may have had notice or knowledge of such Default or Event of Default at the time.

-153- (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (x) as provided in Sections 2.22, 2.23, 2.25 and 6.13, (y) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Parent, the Borrower and the Admin- istrative Agent (and consented to by the Required Lenders or, in the case of a waiver, amendment or modification of the Financial Performance Covenant, the Required Covenant Lenders) and (z) in the case of any other Loan Docu- ment, pursuant to an agreement or agreements in writing entered into by each party thereto and consented to by the Required Lenders; provided, however, that no such agreement shall: (i) decrease or forgive the principal amount of, or extend the final maturity of, or decrease the rate of interest on, any Loan or any L/C Obligation, extend the stated expiration of any Letter of Credit beyond the Revolving Facility Maturity Date or reduce the premium payable in the event of a Re- pricing Transaction, without the prior written consent of each Lender directly adversely affected thereby; provided, that any amendment to the financial covenant definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (i), (ii) (x) increase the amount of or extend the maturity date of the Commitment of any Lender or (y) decrease the Commitment Fees or L/C Participation Fees or other fees of any Lender without the prior written consent of such Lender (which, notwithstanding the foregoing, in the case of clause (y), such consent of such Lender shall be the only consent required hereunder to make such modification) (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default shall not constitute an increase of the Commitments of any Lender), (iii) extend or waive any Term Loan Installment Date, reduce the amount due on any Term Loan Installment Date, or extend any date on which payment of interest on any Loan or any L/C Ob- ligation or any Fees is due, without the prior written consent of each Lender adversely affected thereby (which, notwithstanding the foregoing, such consent of such Lender directly adversely affected thereby shall be the only consent required hereunder to make such modification), (iv) amend Section 7.02, Section 2.09(b) (to the extent requiring any reduction of the Revolving Facility Commitments to be applied ratably among the Lenders) or Section 2.19(b) or (c) with- out the prior written consent of each Lender adversely affected thereby, (v) reduce the voting rights of any Lender under this Section 9.08 or any other pro- vision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the prior written con- sent of such Lender (it being understood that, with the consent of the Required Lenders, additional exten- sions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Loans and Commitments are included on the Closing Date), (vi) release all or substantially all the Collateral or release all or substantially all of the value of the guarantees by the Subsidiary Loan Parties under the Guarantee Agreements, unless, in each case, to the extent sold or otherwise disposed of in a transaction permitted by this Agreement or the other Loan Documents, without the prior written consent of each Lender; (vii) amend Section 1.05 without the prior written consent of each Revolving Facility Lender and each L/C Issuer; (viii) effect any waiver, amendment or modification that by its terms adversely affects the rights in respect of payments or collateral of Lenders participating in any Facility differently from those of Lenders participating in another Facility, without the consent of the Required Class Lenders participating in the adversely affected Facility (it being agreed that the Required Lenders may waive, in whole or in part, any prepayment required by Section 2.12 so long as the application of any prepayment still required to be made is not changed);

-154- (ix) (i) amend, waive or otherwise modify the provisions of Section 6.10 and any defined term as used therein (but not as used anywhere else in the Loan Documents) or any other provision of the Loan Documents incorporating Section 6.10 with respect to the effects thereof, (ii) waive or consent to any Default or Event of Default resulting from a breach of Section 6.10 or (iii) alter the rights or reme- dies of the Required Covenant Lenders arising pursuant to Article VII as a result of a breach of Section 6.10, in each case, without the written consent of the Required Covenant Lenders (which, notwithstanding the foregoing, such consent of the Required Covenant Lenders shall be the only consent required hereunder to make such amendment, waiver or modification); or (x) (i) contractually subordinate the Obligations in right of payment to any other Indebtedness of the Borrower and/or Guarantors or (ii) contractually subordinate the Liens securing the Obligations on a material portion of the Collateral to Liens on a material portion of the Collateral securing other Indebtedness, without the written consent of each Lender directly and adversely affected thereby (and, with respect to the Term A Loans, the Incremental Term B Loans and Revolving Facility, consent of all Term A Lenders, Incremental Term B Lenders or Revolving Facility Lenders, as applicable), it being understood that this clause (i) shall not (A) override the permission for (x) Liens expressly permitted by Section 6.02 as in effect on the Closing Date or (y) Indebtedness expressly permitted by Section 6.01 as in effect on the Closing Date, (B) restrict an amendment to increase the maximum permitted amount of In- debtedness (x) incurred under Section 6.01(i) and (y) secured by liens under Sections 6.02(i) or (j) as in effect on the Closing Date or (C) apply to the incurrence of debtor-in-possession financing (or similar financing arrangements in insolvency proceedings in non-U.S. jurisdictions) approved by the applicable bankruptcy court; provided, further, that (A) no such amendment shall amend, modify or otherwise affect the rights or duties of any Agent, Swingline Lender or an L/C Issuer hereunder without the prior written consent of such Agent, Swingline Lender or such L/C Issuer acting as such at the effective date of such amendment, as applicable and (B) no amend- ment, waiver or consent shall amend, modify or waive any condition precedent to any extension of credit under the Revolving Facility set forth in Section 4.01 without the written consent of the Required Class Lenders under such Revolving Facility (it being understood that (i) amendments of any other provision of any Loan Document, includ- ing any representation or warranty, any covenant or any Default or Event of Default, shall be deemed to be effective for purposes of determining whether the conditions precedent set forth in Section 4.01 have been satisfied regardless of whether the Required Class Lenders under the Revolving Facility shall have consented to such amendment, modi- fication or waiver and (ii) such consent of the Required Class Lenders under the applicable Revolving Facility shall be the only consent required hereunder to make such modifications to the conditions precedent set forth in Section 4.01 for extensions of credit under the Revolving Facility). Notwithstanding the foregoing, no consent of any De- faulting Lender shall be required for any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender unless such waiver, amendment or modification by its terms would materially and adversely affect such Defaulting Lender differently than other affected Lenders; provided that the Commitment of any De- faulting Lender may not be increased in amount or the maturity thereof extended without the consent of such Lender, and no principal or interest owing to any Defaulting Lender may be reduced, or the date on which payment of such principal or interest is due extended, without the consent of such Lender. Each Lender shall be bound by any waiver, amendment or modification authorized by this Section 9.08 and any consent by any Lender pursuant to this Section 9.08 shall bind any successor or assignee of such Lender. (c) Without the consent of any Lender or L/C Issuer, the Loan Parties and the Administrative Agent or Collateral Agent may (in their respective sole discretion, or shall, to the extent required by any Loan Document) enter into any amendment, modification or waiver of any Loan Document, or enter into any new agreement or in- strument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Col- lateral or additional property to become Collateral for the benefit of the Secured Parties, to include the Other First Lien Secured Parties in the benefit of the Security Documents in connection with the incurrence of any Other First Lien Debt, or as required by local law to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable law or this Agreement, in all cases subject to the Agreed Security Principles or in each case to otherwise enhance the rights or benefits of any Lender under any Loan Document.

-155- (d) Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, Parent and the Borrower (i) to add one or more additional credit or debt facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the Revolving Facility Loans and the accrued interest and fees in respect thereof and (ii) to include appropriately the Lenders holding such credit or debt facilities in any determination of the Required Lenders, Required Covenant Lenders or Required Class Lenders. (e) Notwithstanding the foregoing, technical and conforming modifications to the Loan Documents may be made with the consent of Parent, the Borrower and the Administrative Agent to the extent necessary (A) to integrate any Incremental Term Loans, any Refinancing Term Loans or any Replacement Revolving Commitments on substantially the same basis as the Term Loans or Revolving Facility Loans, as applicable, (B) to integrate any Other First Lien Debt or (C) to cure any ambiguity, omission, defect or inconsistency; provided, with respect to this clause (C), that (i) such modifications do not adversely affect the rights of any Lender or other holder of Obligations in any material respect and (ii) the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amend- ment. (f) Notwithstanding the foregoing, this Agreement may be amended, (i) with the written consent of each Revolving Facility Lender, the Administrative Agent, Parent and the Borrower to the extent necessary to inte- grate any Alternative Currency and (ii) with the written consent of the Administrative Agent, L/C Issuer, Parent and the Borrower to the extent necessary to integrate any L/C Alternative Currency. SECTION 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges that are treated as interest under applicable law (collectively, the “Charges”), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender or any L/C Issuer, shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by such Lender in accordance with applicable law, the rate of interest payable hereunder, together with all Charges payable to such Lender or such L/C Issuer, shall be limited to the Maximum Rate; provided, that such excess amount shall be paid to such Lender or such L/C Issuer on subse- quent payment dates to the extent not exceeding the legal limitation. SECTION 9.10. Entire Agreement. This Agreement, the other Loan Documents and the agreements regarding certain Fees referred to herein constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Notwithstanding the foregoing, the Fee Letter shall survive the execution and delivery of this Agreement and remain in full force and effect. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto and the Indemnitees any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents. SECTION 9.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES

-156- THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11. SECTION 9.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remain- ing provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. SECTION 9.13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 9.03. Delivery of an executed counterpart of a signature page of any Loan Document by facsimile, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of such Loan Document. The words “execution,” “signed,” “signa- ture,” “delivery,” and words of like import in or relating to any document to be signed in connection with any Loan Document and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other simi- lar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Ad- ministrative Agent to accept electronic signatures in any form or format without its prior written consent. SECTION 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpret- ing, this Agreement. SECTION 9.15. Jurisdiction; Consent to Service of Process. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its prop- erty, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sit- ting in New York City in the borough of Manhattan, and any appellate court from any thereof (collectively, “New York Courts”), in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents (other than as expressly set forth in other Loan Documents), or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such fed- eral court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclu- sive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction, except that each of the Loan Parties agrees that (a) it will not bring any such action or proceeding in any court other than New York Courts (it being acknowledged and agreed by the Loan Parties that any other forum would be inconvenient and inap- propriate in view of the fact that more of the Lenders who would be affected by any such action or proceeding have contacts with the State of New York than any other jurisdiction), and (b) in any such action or proceeding brought against any Loan Party in any other court, it will not assert any cross-claim, counterclaim or set-off, or seek any other affirmative relief, except to the extent that the failure to assert the same will preclude such Loan Party from asserting or seeking the same in the New York Courts.

-157- (b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York Court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (c) By the execution and delivery of this Agreement, each Loan Party (i) acknowledges that it has, by separate written instrument, designated and appointed CT Corporation System, with an office at 111 Eighth Avenue, New York, New York 10011 (“CT”) (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in New York Courts, and acknowledges that CT has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding and (iii) agrees that service of process upon CT and written notice of said service to any Loan Party in accordance with the manner provided for notices in Section 9.01 shall be deemed in every respect ef- fective service of process upon such Loan Party, in any such suit or proceeding. Each Loan Party further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT in full force and effect so long as this Agreement is in effect; provided that each Loan Party, with respect to such Loan Party, may and to the extent CT ceases to be able to be served on the basis contemplated herein shall, by written notice to the Administrative Agent, designate such additional or alternative agent for service of process under this paragraph (c) that (i) maintains an office located in the Borough of Manhattan, City of New York, State of New York and (ii) is either (x) counsel for Parent or (y) a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business. Such written notice shall identify the name of such agent for service of process and the address of the of- fice of such agent for service of process in the Borough of Manhattan, City of New York, State of New York. To the extent that any Loan Party has or hereafter may acquire any immunity from jurisdiction of any court of (i) any jurisdiction in which it owns or leases property or assets, (ii) the United States or the State of New York or (iii) the Commonwealth of Puerto Rico or any political subdivision thereof or from any legal process (whether through ser- vice of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property and assets or this Agreement or any of the other Loan Documents or actions to enforce judg- ments in respect of any thereof, such Loan Party hereby irrevocably waives such immunity in respect of its obliga- tions under the above-referenced documents, to the extent permitted by law. Nothing in this Agreement, any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. SECTION 9.16. Confidentiality. Each of the Lenders, each L/C Issuer and each of the Agents agrees that it shall maintain in confidence any information relating to Parent and any Subsidiary furnished to it by or on behalf of any Parent or any Subsidiary (other than information that (a) has become available to the public other than as a result of a disclosure by such party in breach of this Section 9.16, (b) has been independently developed by such Lender, such L/C Issuer or such Agent without violating this Section 9.16 or (c) was or becomes available to such Lender, such L/C Issuer or such Agent from a third party which, to such person’s knowledge, had not breached an obligation of confidentiality to Parent, the Borrower or any other Loan Party) and shall not reveal the same other than to its affiliates, directors, trustees, officers, employees and advisors with a need to know or to any person that approves or administers the Loans on behalf of such Lender (so long as each such person shall have been instructed to keep the same confidential), except: (A) to the extent necessary to comply with law or any legal process or the requirements of any Governmental Au- thority, the National Association of Insurance Commissioners or of any securities exchange on which securities of the disclosing party or any Affiliate of the disclosing party are listed or traded, (B) as part of normal reporting or review procedures to, or examinations by, Governmental Authorities or self regulatory authorities, including the Na- tional Association of Insurance Commissioners or the Financial Industry Regulatory Authority, (C) in order to en- force its rights under any Loan Document in a legal proceeding, (D) to any pledgee under Section 9.04(d) or any other prospective assignee of, or prospective Participant in, any of its rights under this Agreement (so long as such person shall have been instructed to keep the same confidential in accordance with this Section 9.16 or terms sub- stantially similar to this Section), (E) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confiden- tial), (F) to any direct or indirect contractual counterparty in Swap Agreements or such contractual counterparty’s

-158- professional advisor (so long as such contractual counterparty or professional advisor to such contractual counter- party agrees to be bound by the provisions of this Section 9.16 or terms substantially similar to this Section), (G) if required by any rating agency; provided that prior to any such disclosure, such rating agency shall have agreed to maintain the confidentiality of such Information and (H) to the CUSIP Service Bureau or any similar agency in con- nection with the issuance and monitoring of CUSIP numbers with respect to the Loans on a confidential basis. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service provid- ers to the Agents and the Lenders in connection with the administration of this Agreement, the other Loan Docu- ments, and the Commitments. SECTION 9.17. Platform; Borrower Materials. The Borrower hereby acknowledges that (a) the Administrative Agent, the Joint Lead Arrangers and/or the Joint Bookrunners will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks®, SyndTrak® or another similar electronic system (the “Platform”), and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to Parent, any of its subsidiaries or any of their respective securities) (each, a “Public Lender”). The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (i) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, (ii) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Ad- ministrative Agent, the Joint Lead Arrangers, the Joint Bookrunners the L/C Issuer and the Lenders to treat such Borrower Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to the Borrower, any of its subsidiaries or any of their respective securities for pur- poses of United States Federal and state securities laws, (iii) all Borrower Materials marked “PUBLIC” are permit- ted to be made available through a portion of the Platform designated “Public Investor” and (iv) the Administrative Agent, the Joint Lead Arrangers and the Joint Bookrunners shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Inves- tor.” THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Adminis- trative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to Parent, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of Parent’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any lia- bility to Parent, any Lender, the L/C Issuer or any other person for indirect, special, incidental, consequential or pu- nitive damages (as opposed to direct or actual damages). SECTION 9.18. Release of Liens, Guarantees and Pledges. (a) A Subsidiary Loan Party shall automatically be released from its obligations under the Loan Doc- uments, and all security interests created by the Security Documents in Collateral owned by such Subsidiary Loan Party shall be automatically released, upon the consummation of any transaction permitted by this Agreement or any designation in accordance with Section 5.12, as a result of which such Subsidiary Loan Party ceases to be a Subsidi- ary; provided that, if so required by this Agreement, the Required Lenders shall have consented to such transaction and the terms of such consent shall not have provided otherwise; provided, further, that an existing Subsidiary Loan

-159- Party shall not be released from its Guarantee solely as a result of such Subsidiary Loan Party becoming a non- Wholly-Owned Subsidiary if as a result of (i) a disposition or issuance of equity interests of such Subsidiary, in ei- ther case, to a person that is an Affiliate of Parent or (ii) any transaction entered into primarily for the purpose of such Subsidiary ceasing to constitute a Subsidiary Loan Party. Upon Payment in Full, all obligations under the Loan Documents and all security interests created by the Security Documents shall be automatically released. Upon any sale or other transfer by any Loan Party (other than to any other Loan Party) of any Collateral in a transaction per- mitted under this Agreement, or upon the effectiveness of any written consent to the release of the security interest created under any Security Document in any Collateral or the release of any Subsidiary Loan Party from its Guaran- tee under the Guarantee Agreement pursuant to Section 9.08, the security interests in such Collateral created by the Security Documents or such Guarantee shall be automatically released; provided that, for the avoidance of doubt, with respect to any disposal consisting of an operating lease or license, the underlying property retained by such Loan Party will not be so released. Any such release of Secured Obligations shall be deemed subject to the provi- sion that such Secured Obligations shall be reinstated if after such release any portion of any payment in respect of the Secured Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Loan Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Bor- rower or any other Loan Party or any substantial part of its property, or otherwise, all as though such payment had not been made. In connection with any termination or release pursuant to this Section, the Administrative Agent shall execute and deliver, without recourse or warranty, to any Loan Party, at such Loan Party’s expense, all docu- ments that such Loan Party shall reasonably request to evidence such termination or release so long as the Borrower or applicable Loan Party shall have provided the Administrative Agent such certifications or documents as the Ad- ministrative Agent shall reasonably request in order to demonstrate compliance with this Agreement and the other Loan Documents. (b) The Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to subordinate the Administrative Agent’s Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(j). (c) Each of the Lenders and the L/C Issuer irrevocably authorizes the Administrative Agent to provide any release or evidence of release, termination or subordination contemplated by this Section. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s author- ity to release or subordinate its interest in particular types or items of property, or to release any Loan Party from its obligations under any Loan Document, in each case in accordance with the terms of the Loan Document and this Section, and, in such case (other than upon Payment In Full), the Administrative Agent shall not be obligated to pro- vide such release or evidence of release, termination or subordination until the Administrative Agent has received such confirmation. SECTION 9.19. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Bor- rower in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with nor- mal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from the Bor- rower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judg- ment, to indemnify the Administrative Agent or the person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to the Borrower (or to any other person who may be entitled thereto under applicable law).

-160- SECTION 9.20. USA PATRIOT Act Notice. Each Lender that is subject to the USA PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Parent and the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies each Loan Party, which infor- mation includes the name and address of each Loan Party, a Beneficial Ownership Certification and other infor- mation that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in ac- cordance with the USA PATRIOT Act. SECTION 9.21. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, Parent and the Borrower acknowledge and agree that: (i) the credit facilities provided for hereunder and any related arranging or other ser- vices in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrower, the other Loan Parties and their respective Affiliates, on the one hand, and the Agents, the Additional Agents and the Lenders, on the other hand, and the Borrower and the other Loan Parties are capable of evaluating and understanding and under- stand and accept the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Doc- uments (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the pro- cess leading to such transaction, each Agent, each Additional Agent and each Lender is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower, any Loan Party or any of their re- spective Affiliates, stockholders, creditors or employees or any other person; (iii) none of the Agents, any Additional Agent or any Lender has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Bor- rower or any other Loan Party with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Docu- ment (irrespective of whether any Agent, any Additional Agent or any Lender has advised or is currently advising the Borrower or any other Loan Party or their respective Affiliates on other matters) and none of the Agents, any Additional Agent or any Lender has any obligation to the Borrower, the other Loan Parties or their respective Affili- ates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Agents, the Additional Agents, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and the other Loan Parties and their respective Affiliates, and none of the Agents, any Additional Agent or any Lender has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Agents, the Additional Agents and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Borrower and the other Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate. Par- ent and the Borrower each hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Agents, the Additional Agents and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty. SECTION 9.22. [Reserved]. SECTION 9.23. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write- Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable:

-161- (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of own- ership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 9.24. Flood Matters. Each of the parties hereto acknowledges and agrees that, if there are any Mortgaged Properties, any in- crease, extension or renewal of any of the Loans or Facilities (including any Refinancing Term Loans and Replace- ment Revolving Commitments, but not including (i) any continuation or conversion of Borrowings under Section 2.08, (ii) the making of any Revolving Facility Loans or Swingline Loans or (iii) the issuance, renewal or extension of Letters of Credit) shall be subject to (and conditioned upon) the prior delivery of all flood hazard determination certifications, acknowledgements and evidence of flood insurance and other flood-related documentation with re- spect to such Mortgaged Properties as required by Law and as reasonably required by the Administrative Agent. SECTION 9.25. Acknowledgement Regarding Any Supported QFCs. (a) To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereun- der, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States). (b) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Re- gime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (c) As used in this Section 9.25, the following terms have the following meanings: “BHC Act Affiliate” of a party shall mean an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” shall mean any of the following:

-162- (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in ac- cordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable. “QFC” shall have the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). [SIGNATURE PAGES INTENTIONALLY OMITTED]